united states
securities and exchange commission
Washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number:           811-23570

Simplify Exchange Traded Funds

(Exact name of registrant as specified in charter)

10845 Griffith Peak Drive 2/F Las Vegas, NV 89135
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:           (646) 585-0476

Date of fiscal year end:           June 30

Date of reporting period:           June 30, 2024

Item 1. Reports to Stockholders.

(a)

Simplify Aggregate Bond ETF

AGGH

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Aggregate Bond ETF ("AGGH" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Aggregate Bond ETF	$27	0.26%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, AGGH returned 2.48% vs its referenced benchmark, Bloomberg Capital U.S. Aggregate Bond Index, return of 2.63%, underperforming the benchmark by 0.15%.

Rising interest rates were a headwind for the Fund and the bond market in general. The Fund underperformed the benchmark due to the challenges in hedging structural volatility selling strategies in rapidly changing long-term treasury rates. The Fund used long and short positions in options across equities, fixed income, volatility indices, commodities, and currencies asset classes to hedge against relevant interest rate and credit risks as well as generate potential income.

In the next 12 months, we believe the Fed will likely start a rate-cutting cycle, which will potentially stall last year’s trend of rising rates. We believe AGGH is well-positioned to deliver high returns and outperform the Bloomberg Capital U.S. Aggregate Bond Index due to structural volatility selling strategies as long-term treasury rates stabilize.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Aggregate Bond ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index
2/14/22	$10,000	$10,000
3/31/22	$9,797	$9,795
6/30/22	$9,511	$9,335
9/30/22	$9,243	$8,892
12/31/22	$9,124	$9,058
3/31/23	$9,424	$9,326
6/30/23	$9,558	$9,248
9/30/23	$9,336	$8,949
12/31/23	$9,897	$9,559
3/31/24	$9,861	$9,485
6/30/24	$9,795	$9,491
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 2/14/2022
Simplify Aggregate Bond ETF - NAV	2.48%	- 0.86%
Simplify Aggregate Bond ETF - Market	2.57%	- 0.74%
Bloomberg Capital U.S. Aggregate Bond Index	2.63%	- 2.18%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $8,368,404.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$207,337,384
Total number of portfolio holdings	4
Total advisory fee paid, net of waiver	$319,366
Period portfolio turnover rate	385%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Exchange-Traded Funds	94.4%
U.S. Treasury Bills	5.0%
U.S. Government Agency Mortgage Backed Securities	4.9%
Liabilities in Excess of Other Assets	(4.3)%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2024 at www.simplify.us/resources or upon request at (855) 772-8488.

- The Fund's name changed from Simplify Aggregate Bond PLUS Credit Hedge ETF to Simplify Aggregate Bond ETF.

- The Fund's investment objective changed from seeking to maximize total return by investing primarily in investment grade bonds while mitigating credit risk to seeking to maximize total return.

- "Other expenses" in the Fund's fee table were restated.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Health Care ETF

PINK

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Health Care ETF ("PINK" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Health Care ETF	$55	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, PINK returned 18.83% vs its referenced benchmark, MSCI USA IMI/Health Care Net Index, return of 9.76% for the same period, outperforming the benchmark by 9.07%.

PINK's outperformance is attributed to bottoms-up analysis, tactical trading, and strategic weightings in subsectors. In FY2024, stock selection played the most significant role, avoiding major drawdowns and identifying alpha-generating stocks across subsectors.

Looking ahead, we believe PINK is positioned defensively, anticipating a cyclical economic slowdown. We expect a rotation from economically sensitive areas to defensives. The Fund currently is overweight in select drug stocks versus Medtech and HMOs, anticipating economic headwinds for the latter. We focus on drug stocks with asymmetric earnings potential and will selectively add Medtech and HMOs. PINK adapts its strategy to optimize alpha, recognizing the diminishing global tailwind from government spending. We will monitor and adjust as needed.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Health Care ETF - NAV	S&P 500 TR Index	MSCI USA IMI/Health Care Net (USD) Index
10/7/21	$10,000	$10,000	$10,000
12/31/21	$11,178	$10,866	$10,774
3/31/22	$10,865	$10,366	$10,318
6/30/22	$9,863	$8,697	$9,563
9/30/22	$9,531	$8,272	$9,112
12/31/22	$10,701	$8,898	$10,151
3/31/23	$10,109	$9,565	$9,778
6/30/23	$10,731	$10,401	$10,076
9/30/23	$10,159	$10,060	$9,689
12/31/23	$11,102	$11,237	$10,364
3/31/24	$12,570	$12,423	$11,218
6/30/24	$12,752	$12,955	$11,060
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 10/7/2021
Simplify Health Care ETF - NAV	18.83%	9.32%
Simplify Health Care ETF - Market	19.08%	9.52%
S&P 500 TR Index	24.56%	9.95%
MSCI USA IMI/Health Care Net (USD) Index	9.76%	3.76%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$137,169,249
Total number of portfolio holdings	53
Total advisory fee paid, net of waiver	$426,070
Period portfolio turnover rate	210%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Common Stocks	90.0%
Money Market Funds	5.8%
Other Assets in Excess of Liabilities	4.2%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Hedged Equity ETF

HEQT

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Hedged Equity ETF ("HEQT" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Hedged Equity ETF	$55	0.51%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, HEQT returned 16.08% vs its referenced benchmark, Bloomberg US EQ:FI 60:40 Index, return of 15.69% for the same period, outperforming the benchmark by 0.39%.

Stock market weakness in Q3 2023 drove HEQT to an early 3% gain versus the large cap index but relinquished this alpha as stocks rose steadily rose until the end of Q1 2024. Subsequent periods of choppy price action in the broader market enabled HEQT to post a similar relative outperformance. More frequent strike resets in the HEQT were a benefit versus its competitors during the cycle of brief drawdowns with ensuing market rebounds.

Due to continued investor demand for market upside, call strike moneyness on regular monthly option rolls has consistently been above 5%. The relative cheapness of puts to calls in the 1-3 month maturity make costless collars an attractive defensive positioning alternative for a sustained correction in stocks, and with the potential for heightened volatility in the upcoming election cycle we believe HEQT is well-positioned to perform favorably.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Hedged Equity ETF - NAV	Bloomberg US EQ:FI 60:40 Index	S&P 500 TR Index
11/1/21	$10,000	$10,000	$10,000
12/31/21	$10,251	$10,168	$10,357
3/31/22	$9,810	$9,606	$9,881
6/30/22	$9,254	$8,449	$8,290
9/30/22	$9,128	$8,053	$7,885
12/31/22	$9,389	$8,454	$8,481
3/31/23	$9,895	$8,953	$9,117
6/30/23	$10,425	$9,398	$9,914
9/30/23	$10,258	$9,108	$9,590
12/31/23	$10,961	$10,010	$10,711
3/31/24	$11,545	$10,597	$11,841
6/30/24	$12,101	$10,873	$12,349
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 11/1/2021
Simplify Hedged Equity ETF - NAV	16.08%	7.43%
Simplify Hedged Equity ETF - Market	16.28%	7.31%
S&P 500 TR Index	24.56%	8.25%
Bloomberg US EQ:FI 60:40 Index	15.69%	3.20%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$168,665,904
Total number of portfolio holdings	5
Total advisory fee paid, net of waiver	$754,254
Period portfolio turnover rate	1%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Exchange-Traded Funds	101.3%
Purchased Options	0.3%
Money Market Funds	0.0%Footnote Reference†
Liabilities in Excess of Other Assets	(1.6)%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2024 at www.simplify.us/resources or upon request at (855) 772-8488.

- "Other expenses" in the Fund's fee table were restated.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify High Yield PLUS Credit Hedge ETF

CDX

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify High Yield PLUS Credit Hedge ETF ("CDX" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify High Yield PLUS Credit Hedge ETF	$27	0.25%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, CDX returned 11.82% vs its referenced benchmark, ICE BofA U.S. High Yield Index, return of 10.45%. The Fund outperformed the benchmark  by 3.27% during spread widening and underperformed the benchmark by 2.26% during tightening.

Outperformance was driven by:

1. Credit hedges, including the “Quality-Junk” overlay, High Yield CDS, and equity puts, added 1.88%, mainly from the Quality-Junk overlay.

2. Total return swaps via the iShares iBoxx $ High Yield Corporate Bond ETF ("HYG ETF") added 9.91%, despite HYG ETF underperforming the benchmark by 1.07%.

3. Tightening of High Yield credit spreads from 3.90% to 3.09% added 2.75% to absolute return but subtracted a 0.80% from relative performance.

Looking forward, CDX is modestly over-hedged due to tight credit spreads and deteriorating US growth. Tight conditions and high bankruptcy filings suggest outperformance if spreads widen. Current positioning could generate a 0.02% outperformance for every 0.01% of spread widening, potentially leading to a 10% outperformance if spreads reach recession averages. If spreads do not widen, performance should remain favorable.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify High Yield PLUS Credit Hedge ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	ICE BofA US High Yield Index
2/14/22	$10,000	$10,000	$10,000
3/31/22	$9,859	$9,795	$9,999
6/30/22	$9,027	$9,335	$9,002
9/30/22	$8,983	$8,892	$8,941
12/31/22	$9,200	$9,058	$9,297
3/31/23	$9,551	$9,326	$9,643
6/30/23	$9,636	$9,248	$9,800
9/30/23	$9,709	$8,949	$9,852
12/31/23	$10,347	$9,559	$10,548
3/31/24	$10,583	$9,485	$10,707
6/30/24	$10,775	$9,491	$10,824
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 2/14/2022
Simplify High Yield PLUS Credit Hedge ETF - NAV	11.82%	3.20%
Simplify High Yield PLUS Credit Hedge ETF - Market	11.66%	3.20%
Bloomberg Capital U.S. Aggregate Bond Index	2.63%	- 2.18%
ICE BofA US High Yield Index	10.45%	3.39%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$156,167,780
Total number of portfolio holdings	5
Total advisory fee paid, net of waiver	$181,060
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	98.9%
Purchased Options	0.0%Footnote Reference†
Other Assets in Excess of Liabilities	1.1%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Interest Rate Hedge ETF

PFIX

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Interest Rate Hedge ETF ("PFIX" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Interest Rate Hedge ETF	$61	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, PFIX returned 42.78% vs. its referenced benchmark, ICE U.S. Treasury 20+ Year Bond Index, return of -7.15% for the same period, outperforming the benchmark by 49.93%.

The main reason for the difference is that PFIX holds a long position in a set of out-of-the-money pay-fixed options with 5 to 7 years to expiry into a 20-year swap. These swaptions performed well as the forward interest rates that underly them increased. These increases were offset somewhat by time decay on the options and increases in the rates used to discount the option payoff.

Looking forward, increases in rates that drive increases in the forward rates along with increases in implied volatilities would be beneficial to the Fund’s performance while decreases in forward rates and declines in implied volatilities would be harmful. The path of future interest rates and implied volatilities is notoriously difficult to predict.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Interest Rate Hedge ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	ICE US Treasury 20+ Year Bond Index TR
5/10/21	$10,000	$10,000	$10,000
6/30/21	$8,111	$10,095	$10,478
9/30/21	$8,000	$10,100	$10,488
12/31/21	$7,489	$10,101	$10,885
3/31/22	$9,551	$9,502	$9,705
6/30/22	$11,452	$9,056	$8,527
9/30/22	$13,597	$8,626	$7,610
12/31/22	$14,523	$8,787	$7,506
3/31/23	$12,654	$9,047	$7,995
6/30/23	$12,981	$8,971	$7,805
9/30/23	$19,295	$8,681	$6,791
12/31/23	$15,133	$9,273	$7,669
3/31/24	$16,932	$9,201	$7,393
6/30/24	$18,534	$9,207	$7,247
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 5/10/2021
Simplify Interest Rate Hedge ETF - NAV	42.78%	21.72%
Simplify Interest Rate Hedge ETF - Market	45.24%	21.60%
Bloomberg Capital U.S. Aggregate Bond Index	2.63%	- 2.60%
ICE US Treasury 20+ Year Bond Index TR	- 7.15%	- 9.75%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$145,441,147
Total number of portfolio holdings	9
Total advisory fee paid, net of waiver	$873,405
Period portfolio turnover rate	164%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	52.1%
U.S. Government Obligations	33.2%
Purchased Swaptions	14.5%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Intermediate Term Treasury Futures Strategy ETF

TYA

| Cboe BZX Exchange, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Intermediate Term Treasury Futures Strategy ETF ("TYA" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Intermediate Term Treasury Futures Strategy ETF	$14	0.15%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, TYA returned -7.93% vs its referenced benchmark, ICE U.S. Treasury 20+ Year Bond Index, return of -7.15% for the same period, under performing the benchmark by 0.78%.

The Fund’s performance was driven by its long exposure to Intermediate-Term Treasury Futures and short-term treasuries. A long position in Treasury futures earns returns on the cheapest to deliver bond in exchange for paying a short-term financing rate. With an inverted yield curve (long-term rates below short-term rates), this exposure has a negative carry. Leveraged up to 3 times, increases in yields on intermediate-term treasuries led to negative returns, outweighing positive returns on short-term treasuries.

Looking forward, TYA's performance will depend on rate movements. Increases in rates or further inversions will be harmful, while decreases and steepening would be beneficial. Predicting future rates and their term structure is challenging.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Intermediate Term Treasury Futures Strategy ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	ICE US Treasury 20+ Year Bond Index TR
9/27/21	$10,000	$10,000	$10,000
9/30/21	$10,031	$9,973	$9,816
12/31/21	$9,944	$9,974	$10,187
3/31/22	$8,132	$9,382	$9,083
6/30/22	$7,353	$8,942	$7,981
9/30/22	$6,204	$8,517	$7,123
12/31/22	$6,238	$8,677	$7,026
3/31/23	$6,688	$8,934	$7,483
6/30/23	$6,132	$8,858	$7,305
9/30/23	$5,345	$8,572	$6,356
12/31/23	$6,078	$9,156	$7,177
3/31/24	$5,747	$9,085	$6,920
6/30/24	$5,646	$9,091	$6,783
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/27/2021
Simplify Intermediate Term Treasury Futures Strategy ETF - NAV	- 7.93%	- 18.73%
Simplify Intermediate Term Treasury Futures Strategy ETF - Market	- 8.06%	- 18.82%
Bloomberg Capital U.S. Aggregate Bond Index	2.63%	- 3.40%
ICE US Treasury 20+ Year Bond Index TR	- 7.15%	- 13.14%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$48,678,096
Total number of portfolio holdings	5
Total advisory fee paid, net of waiver	$70,871
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	98.7%
Money Market Funds	0.2%
Other Assets in Excess of Liabilities	1.1%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Market Neutral Equity Long/Short ETF

EQLS

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Market Neutral Equity Long/Short ETF ("EQLS" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Market Neutral Equity Long/Short ETF	$103	1.00%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, EQLS returned 5.19% vs its referenced benchmark, ICE BofA US 3-Month Treasury Bill Index, return of 5.40% for the same period, underperforming the benchmark by 0.21%.

Performance derived from systematic exposure was positive and in-line with expectations. Significant contributors included negative exposures to Short Interest Utilization and positive exposures to Profitability, Momentum, and Size. Detractors included negative exposure to Volatility and positive exposures to Revision and Earnings Yield, which underperformed. Non-systematic/idiosyncratic performance was positive but below expectations. Historically, residual performance improves as the model adapts.

Looking ahead, a rate-cutting regime is anticipated, which should boost economic growth and firm investment. We believe EQLS is well-positioned with positive exposures to Profitability and Earnings Yield, and negative exposure to Book-to-Market, to benefit from this transition.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Market Neutral Equity Long/Short ETF - NAV	MSCI World Index (Net)	ICE BofA 3 Month US Treasury Bill Index
6/12/23	$10,000	$10,000	$10,000
6/30/23	$9,771	$10,216	$10,028
7/31/23	$9,389	$10,559	$10,068
8/31/23	$9,603	$10,307	$10,113
9/30/23	$9,838	$9,862	$10,159
10/31/23	$10,246	$9,576	$10,205
11/30/23	$9,825	$10,474	$10,250
12/31/23	$9,616	$10,988	$10,298
1/31/24	$10,242	$11,120	$10,342
2/29/24	$10,291	$11,591	$10,385
3/31/24	$10,155	$11,964	$10,431
4/30/24	$10,016	$11,519	$10,476
5/31/24	$9,829	$12,034	$10,526
6/30/24	$10,278	$12,279	$10,569
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 6/12/2023
Simplify Market Neutral Equity Long/Short ETF - NAV	5.19%	2.65%
Simplify Market Neutral Equity Long/Short ETF - Market	4.42%	2.51%
MSCI World Index (Net)	20.19%	21.61%
ICE BofA 3 Month US Treasury Bill Index	5.40%	5.42%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $687,184.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$156,231,187
Total number of portfolio holdings	3
Total advisory fee paid, net of waiver	$1,196,259
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	98.1%
Other Assets in Excess of Liabilities	1.9%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2024 at www.simplify.us/resources or upon request at (855) 772-8488.

- Effective May 24, 2024, Simplify EQLS LLC became the investment advisor of the Fund.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify MBS ETF

MTBA

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify MBS ETF ("MTBA" or the "Fund") for the period of November 6, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify MBS ETF	$12Footnote Reference(1)	0.17%
Footnote	Description
Footnote(1)	Based on the period November 6, 2023 (commencement of operations) through June 30, 2024. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period November 7, 2023, to June 30, 2024, MTBA returned 4.24% vs. the Bloomberg US MBS Index Total Return of 6.09%, underperforming the benchmark by 1.85%.

MTBA invests in the mortgage market by taking long positions in current coupon TBA mortgage futures in the over-the-counter market. These positions accrue mortgage interest, incur financing charges, and experience mark-to-market gains and losses from interest rate changes. From inception, mortgage rates were volatile but decreased slightly. TBA positions are notional, leaving NAV to be invested in short-term treasuries.

Looking ahead, the Fund's performance is sensitive to changes in fixed-rate mortgage rates and short-term financing rates. Mortgage rates depend on multiple points on the term structure, volatilities, and supply-demand dynamics, all of which are challenging to predict.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify MBS ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	Bloomberg U.S. Mortgage Backed Securities Index
11/6/23	$10,000	$10,000	$10,000
11/30/23	$10,158	$10,263	$10,271
12/31/23	$10,367	$10,656	$10,713
1/31/24	$10,384	$10,627	$10,664
2/29/24	$10,268	$10,477	$10,490
3/31/24	$10,377	$10,574	$10,601
4/30/24	$10,168	$10,307	$10,281
5/31/24	$10,333	$10,481	$10,486
6/30/24	$10,424	$10,581	$10,609
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 11/6/2023
Simplify MBS ETF - NAV	4.24%
Simplify MBS ETF - Market	4.01%
Bloomberg Capital U.S. Aggregate Bond Index	5.81%
Bloomberg U.S. Mortgage Backed Securities Index	6.09%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $2,807,611.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$750,306,937
Total number of portfolio holdings	5
Total advisory fee paid, net of waiver	$387,878
Period portfolio turnover rate	769%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.7%
U.S. Government Agency Mortgage Backed Securities	98.3%
Liabilities in Excess of Other Assets	(98.0)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Multi-QIS Alternative ETF

QIS

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Multi-QIS Alternative ETF ("QIS" or the "Fund") for the period of July 10, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Multi-QIS Alternative ETF	$99.6Footnote Reference(1)	1.00%
Footnote	Description
Footnote(1)	Based on the period July 10, 2023 (commencement of operations) through June 30, 2024. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period July 10, 2023, to June 30, 2024, QIS returned 4.78% vs. the ICE BofA US 3-Month Treasury Bill Index benchmark return of 5.29%, underperforming by 0.51%.

Quantitative strategies across the board have had one of their most challenging periods in the last decade, and we have seen above average correlations between strategies further reduce normal diversification benefits. Equity volatility strategies have also been a headwind, as implied volatilities have been low and realized volatilities have been high. We did also see some more idiosyncratic headwinds out of the commodity complex. Bouts of higher correlations and challenging realized volatility are expected to happen occasionally, and as such the performance thus far is well within our expected bounds.

Looking ahead, we expect normalization of these features, which should become tailwinds and improve performance.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Multi-QIS Alternative ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	ICE BofA 3 Month US Treasury Bill Index
7/10/23	$10,000	$10,000	$10,000
7/31/23	$10,026	$10,090	$10,029
8/31/23	$10,101	$10,025	$10,074
9/30/23	$10,256	$9,771	$10,120
10/31/23	$10,276	$9,616	$10,165
11/30/23	$10,221	$10,052	$10,211
12/31/23	$10,237	$10,437	$10,259
1/31/24	$10,243	$10,408	$10,303
2/29/24	$10,335	$10,261	$10,345
3/31/24	$10,445	$10,356	$10,391
4/30/24	$10,527	$10,094	$10,436
5/31/24	$10,500	$10,265	$10,486
6/30/24	$10,478	$10,362	$10,529
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 7/10/2023
Simplify Multi-QIS Alternative ETF - NAV	4.78%
Simplify Multi-QIS Alternative ETF - Market	4.80%
Bloomberg Capital U.S. Aggregate Bond Index	3.62%
ICE BofA 3 Month US Treasury Bill Index	5.29%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$114,939,300
Total number of portfolio holdings	4
Total advisory fee paid, net of waiver	$1,095,980
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.6%
Purchased Options	0.0%Footnote Reference†
Other Assets in Excess of Liabilities	0.4%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Next Intangible Core Index ETF

NXTI

| Cboe BZX Exchange, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Next Intangible Core Index ETF ("NXTI" or the "Fund") for the period of April 15, 2024 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Next Intangible Core Index ETF	$5Footnote Reference(1)	0.25%
Footnote	Description
Footnote(1)	Based on the period April 15, 2024 (commencement of operations) through June 30, 2024. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period April 15, 2024, to June 30, 2024, NXTI returned 5.03% vs. the NEXT Intangible Core Index benchmark return of 4.18%, underperforming by 0.85%.

NXTI had positive returns in Healthcare, Utilities, Consumer Staples, Information Technology, Communication Services, Consumer Discretionary, Real Estate, Financials, and Industrials. NXTI had negative returns in Energy and Materials. Eli Lilly, Qualcomm, and Walmart were key contributors to positive returns while Cisco Systems, Mastercard, and Accenture were distractors to performance.

Looking ahead, NXTI will continue to select companies with high intangible capital-to-book asset ratios within their respective sectors.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Next Intangible Core Index ETF - NAV	S&P 500 TR Index	Next Intangible Core Index TR (USD)
4/15/24	$10,000	$10,000	$10,000
4/30/24	$9,891	$9,951	$9,998
5/31/24	$10,106	$10,444	$10,405
6/30/24	$10,503	$10,819	$10,418
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 4/15/2024
Simplify Next Intangible Core Index ETF - NAV	5.03%
Simplify Next Intangible Core Index ETF- Market	4.92%
S&P 500 TR Index	8.19%
Next Intangible Core Index TR (USD)	4.18%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$2,620,804
Total number of portfolio holdings	202
Total advisory fee paid, net of waiver	$1,303
Period portfolio turnover rate	28%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Common Stocks	100.0%
Money Market Funds	0.0%Footnote Reference†
Other Assets in Excess of Liabilities	0.0%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Next Intangible Value Index ETF

NXTV

| Cboe BZX Exchange, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Next Intangible Value Index ETF ("NXTV" or the "Fund") for the period of April 15, 2024 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Next Intangible Value Index ETF	$5Footnote Reference(1)	0.25%
Footnote	Description
Footnote(1)	Based on the period April 15, 2024 (commencement of operations) through June 30, 2024. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period April 15, 2024, to June 30, 2024, NXTV returned 4.18% vs. the NEXT Intangible Value Total Return Index benchmark return of 5.05%, underperforming by 0.87%.

NXTV had positive returns in Communication Services, Utilities, Financials, Industrials, Consumer Discretionary, Real Estate, Consumer Staples, Information Technology and Healthcare. NXTV had negative returns in Energy and Materials. Walmart, AT&T, and Micron Technology were key contributors to positive returns while Intel, Cisco Systems, and International Business Machines were distractors to performance.

Looking ahead, NXTV will continue to select companies with attractive equity value to intangible-adjusted book value within their respective sectors.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Next Intangible Value Index ETF - NAV	S&P 500 TR Index	Next Intangible Value Index TR (USD)
4/15/24	$10,000	$10,000	$10,000
4/30/24	$10,000	$9,951	$9,887
5/31/24	$10,405	$10,444	$10,108
6/30/24	$10,418	$10,819	$10,505
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 4/15/2024
Simplify Next Intangible Value Index ETF - NAV	4.18%
Simplify Next Intangible Value Index ETF - Market	4.38%
S&P 500 TR Index	8.19%
Next Intangible Value Index TR (USD)	5.05%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$2,599,486
Total number of portfolio holdings	202
Total advisory fee paid, net of waiver	$1,313
Period portfolio turnover rate	65%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Common Stocks	99.8%
Money Market Funds	0.1%
Other Assets in Excess of Liabilities	0.1%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Short Term Treasury Futures Strategy ETF

TUA

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Short Term Treasury Futures Strategy ETF ("TUA" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Short Term Treasury Futures Strategy ETF	$15	0.15%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, TUA returned -1.33% vs. the ICE U.S. Treasury 7-10 Year Bond Index benchmark return of 0.32% for the same period, underperforming the benchmark by 1.65%.

TUA's performance was driven by its long exposure to Two Year Treasury Futures and holdings of short-term treasuries. A long position in Treasury futures earns returns on the cheapest to deliver bond in exchange for paying a short-term financing rate. With an inverted yield curve (2-year rates below short-term rates), this exposure has a structurally negative carry. Leveraged up 5 times, minimal yield changes in the focus treasuries led to negative returns, offsetting positive returns on short-term treasuries.

Looking forward, performance for TUA will be driven by movements in rates. Increases in rates and/or further inversions will generally be harmful and decreases accompanied by steepening would be beneficial. The path of future interest rates and their term structure is notoriously difficult to predict.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Short Term Treasury Futures Strategy ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	ICE US Treasury 7-10 Year Bond Index
11/14/22	$10,000	$10,000	$10,000
12/31/22	$9,940	$10,146	$10,081
3/31/23	$10,267	$10,446	$10,438
6/30/23	$9,303	$10,358	$10,244
9/30/23	$9,055	$10,024	$9,792
12/31/23	$9,725	$10,707	$10,422
3/31/24	$9,286	$10,624	$10,283
6/30/24	$9,179	$10,631	$10,277
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 11/14/2022
Simplify Short Term Treasury Futures Strategy ETF - NAV	- 1.33%	- 5.14%
Simplify Short Term Treasury Futures Strategy ETF - Market	- 1.45%	- 5.23%
Bloomberg Capital U.S. Aggregate Bond Index	2.63%	3.84%
ICE US Treasury 7-10 Year Bond Index	0.32%	1.69%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$539,079,601
Total number of portfolio holdings	4
Total advisory fee paid, net of waiver	$882,008
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.5%
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify US Equity PLUS GBTC ETF

SPBC

| Nasdaq Stock Market LLC

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify US Equity PLUS GBTC ETF ("SPBC" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify U.S. Equity PLUS GBTC ETF	$61	0.51%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, SPBC returned 39.29% vs its referenced benchmark, S&P 500 Index, return of 24.56%, outperforming the benchmark by 14.73%.

SPBC targets a 10% exposure to GBTC, which returned 93.79% over the same period, driving the outperformance of 14.73% vs. the benchmark. The Fund’s holding in GBTC also benefitted from a shrinking in the premium between the market price of GBTC to its NAV, which shrunk from -30.15% to -0.01%, over the same period.

Looking forward, SPBC remains uniquely positioned to provide investors with exposure to U.S. Large Cap Equity combined with Bitcoin exposure. With the advent of Bitcoin exchange traded products in early 2024, GBTC should act as a good proxy for exposure to the price of spot Bitcoin moving forward, as the Fund pursues its stated investment objective.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify U.S. Equity PLUS GBTC ETF - NAV	S&P 500 TR Index
5/24/21	$10,000	$10,000
6/30/21	$10,146	$10,253
9/30/21	$10,313	$10,313
12/31/21	$11,444	$11,450
3/31/22	$10,798	$10,923
6/30/22	$8,355	$9,165
9/30/22	$7,883	$8,717
12/31/22	$8,247	$9,376
3/31/23	$9,693	$10,079
6/30/23	$10,668	$10,960
9/30/23	$10,269	$10,602
12/31/23	$12,260	$11,841
3/31/24	$14,513	$13,091
6/30/24	$14,860	$13,652
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 5/24/2021
Simplify US Equity PLUS GBTC ETF - NAV	39.29%	13.62%
Simplify U.S. Equity PLUS GBTC ETF - Market	39.50%	13.97%
S&P 500 TR Index	24.56%	10.56%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $93,611.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$21,526,455
Total number of portfolio holdings	4
Total advisory fee paid, net of waiver	$53,810
Period portfolio turnover rate	21%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Exchange-Traded Funds	85.2%
Grantor Trusts	9.9%
U.S. Treasury Bills	4.6%
Money Market Funds	0.0%Footnote Reference†
Other Assets in Excess of Liabilities	0.3%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify US Equity PLUS QIS ETF

SPQ

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify US Equity PLUS QIS ETF ("SPQ" or the "Fund") for the period of November 13, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS QIS ETF	$39Footnote Reference(1)	0.56%
Footnote	Description
Footnote(1)	Based on the period November 13, 2023 (commencement of operations) through June 30, 2024. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period November 13 2023, to June 30, 2024, SPQ returned 22.97% vs. its referenced benchmark, S&P 500 Index, return of 24.97%, underperforming by 2.00%.

Quant strategies across the board have had one of their most challenging periods in the last decade, and we have seen above average correlations between strategies further reduce normal diversification benefits. Equity volatility strategies have also been a headwind, as implied volatilities have been low and realized volatilities have been high. We did also see some more idiosyncratic headwinds out of the commodity complex. Bouts of higher correlations and challenging realized volatilities are expected to happen occasionally, and as such the performance thus far is well within our expected bounds.

Looking ahead, we expect normalization of these features, which should become tailwinds and improve performance.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify US Equity PLUS QIS ETF - NAV	S&P 500 TR Index
11/13/23	$10,000	$10,000
11/30/23	$10,295	$10,368
12/31/23	$10,732	$10,839
1/31/24	$10,915	$11,021
2/29/24	$11,475	$11,610
3/31/24	$11,887	$11,983
4/30/24	$11,413	$11,494
5/31/24	$11,921	$12,064
6/30/24	$12,296	$12,497
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 11/13/2023
Simplify US Equity PLUS QIS ETF - NAV	22.97%
Simplify US Equity PLUS QIS ETF - Market	20.88%
S&P 500 TR Index	24.97%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$3,002,992
Total number of portfolio holdings	3
Total advisory fee paid, net of waiver	$10,319
Period portfolio turnover rate	88%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Exchange-Traded Funds	94.7%
U.S. Treasury Bills	3.3%
Other Assets in Excess of Liabilities	2.0%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Commodities Strategy No K-1 ETF

HARD

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Commodities Strategy No K-1 ETF ("HARD" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Commodities Strategy No K-1 ETF	$75	0.75%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, HARD returned 0.63% vs its referenced benchmark, Bloomberg Commodity Index Total Return, return of 2.63% for the same period, underperforming the benchmark by 2.00%.

Positive returns from positions in selected energy and base metals were helpful to the Fund performance, while giving back performance in its precious metals posture. Average overall weight of aggregate commodity positioning was about +30%, which is a result of the strategy’s long commodity bias. Additionally, the Fund minimized negative carry positioning in individual commodities with curves having excess steepness or inversion.

Going forward, our view is that HARD’s asset selection and positioning should enable it to outperform during a cyclical bull market in commodities, especially in energy and metals.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Commodities Strategy No K-1 ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	Bloomberg Commodity Index Total Return
3/27/23	$10,000	$10,000	$10,000
3/31/23	$9,956	$10,050	$10,175
6/30/23	$9,914	$9,966	$9,914
9/30/23	$10,250	$9,644	$10,381
12/31/23	$9,497	$10,301	$9,901
3/31/24	$9,611	$10,221	$10,118
6/30/24	$9,977	$10,228	$10,410
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 3/27/2023
Simplify Commodities Strategy No K-1 ETF - NAV	0.63%	- 0.19%
Simplify Commodities Strategy No K-1 ETF - Market	0.44%	- 0.34%
Bloomberg Capital U.S. Aggregate Bond Index	2.63%	1.80%
Bloomberg Commodity Index Total Return	5.00%	3.24%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$10,273,122
Total number of portfolio holdings	3
Total advisory fee paid, net of waiver	$65,614
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	98.8%
Other Assets in Excess of Liabilities	1.2%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Macro Strategy ETF

FIG

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Macro Strategy ETF ("FIG" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Macro Strategy ETF	$59	0.61%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, FIG returned -7.19% vs its referenced benchmark, Bloomberg US EQ:FI 60:40 Index, return of 15.69% for the same period, underperforming the benchmark by -22.88%.

The Fund’s net short US equity position drove underperformance. From June 30, 2023 to October 26, 2023, equity shorts and investment in the Simplify Managed Futures ETF boosted performance by 2.56% over the benchmark. A strong equity rally from October 26, 2023 led to a 1.25% underperformance in Q1-2024 and a 2.5% underperformance in Q2-2024 due to underinvestment. An aggressive short on Carvana (CVNA) resulted in a 7.8% NAV loss on May 2, 2024, and a -10.24% impact overall.

Looking forward, FIG remains underinvested in US equities due to high valuations and aggressive earnings expectations. Despite disappointing earnings, valuations have risen sharply. Implied volatility and equity correlations are low, and equity allocations are at historic highs. US government bonds offer attractive real yields of 2-2.5%. We anticipate that slowing economic growth and rising unemployment will highlight the divergence between bonds and equities, impacting performance.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Macro Strategy ETF - NAV	Bloomberg US EQ:FI 60:40 Index	ICE BofA 3 Month US Treasury Bill Index
5/16/22	$10,000	$10,000	$10,000
6/30/22	$9,439	$9,654	$10,006
9/30/22	$9,504	$9,202	$10,052
12/31/22	$9,668	$9,660	$10,137
3/31/23	$9,770	$10,231	$10,246
6/30/23	$9,811	$10,739	$10,366
9/30/23	$9,520	$10,408	$10,502
12/31/23	$9,913	$11,438	$10,645
3/31/24	$9,915	$12,109	$10,783
6/30/24	$9,106	$12,424	$10,926
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 5/16/2022
Simplify Macro Strategy ETF - NAV	- 7.19%	- 4.32%
Simplify Macro Strategy ETF - Market	- 7.51%	- 4.33%
Bloomberg US EQ:FI 60:40 Index	15.69%	10.76%
ICE BofA 3 Month US Treasury Bill Index	5.40%	4.26%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$17,785,413
Total number of portfolio holdings	21
Total advisory fee paid, net of waiver	$162,934
Period portfolio turnover rate	68%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Exchange-Traded Funds	79.8%
U.S. Treasury Inflation Indexed Bonds	18.5%
Purchased Options	1.8%
Money Market Funds	0.3%
Liabilities in Excess of Other Assets	(0.4)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Managed Futures Strategy ETF

CTA

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Managed Futures Strategy ETF ("CTA" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Managed Futures Strategy ETF	$81	0.76%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, CTA returned 14.52% vs its referenced benchmark, SG CTA Index, return of 3.50% for the same period, outperforming the benchmark by 11.02%.

Short interest rate and related positions were the predominant risks and primary contributors to CTA. Higher rates across the curve, along with timely energy, metals, and agricultural positioning, resulted in a nearly 15% total return, outperforming competitors and the benchmark. The Fund's positioning benefited from asset curves' shapes, providing positive carry. Additionally, the Fund’s realized volatility was around 14%, slightly below the typical target for trend-following funds.

Looking ahead, we believe the Fund is well-positioned to capitalize on a near-term bull market in energy and metals and softer agricultural prices, coinciding with higher global yields. The inclusion of additional liquid energy, metal, and agricultural positions should enhance diversification and provide broader sources of potential alpha.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Managed Futures Strategy ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	SG CTA Index
3/7/22	$10,000	$10,000	$10,000
3/31/22	$9,566	$9,749	$10,070
6/30/22	$10,907	$9,292	$10,814
9/30/22	$11,809	$8,850	$11,258
12/31/22	$11,182	$9,016	$10,725
3/31/23	$9,963	$9,283	$10,169
6/30/23	$10,922	$9,205	$10,727
9/30/23	$11,783	$8,907	$10,918
12/31/23	$10,789	$9,515	$10,351
3/31/24	$11,492	$9,441	$11,351
6/30/24	$12,508	$9,447	$11,102
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 3/7/2022
Simplify Managed Futures Strategy ETF - NAV	14.52%	10.15%
Simplify Managed Futures Strategy ETF - Market	14.61%	9.58%
Bloomberg Capital U.S. Aggregate Bond Index	2.63%	- 2.43%
SG CTA Index	3.50%	4.62%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$204,869,602
Total number of portfolio holdings	3
Total advisory fee paid, net of waiver	$1,155,079
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	93.1%
Other Assets in Excess of Liabilities	6.9%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Opportunistic Income ETF

CRDT

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Opportunistic Income ETF ("CRDT" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Opportunistic Income ETF	$53	0.51%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, CRDT returned 5.05% vs. the Bloomberg U.S. Universal Total Return Index benchmark return of 3.47% for the same period, outperforming the benchmark by 1.58%.

Tactical positioning during the year focused on dislocations in single name distressed and high dividend preferred corporate bonds, which provided a steady source of coupon income, but were somewhat offset by price return losses. Other major positions generated modest positive return and included securitized bonds (mortgage-related and ABS), foreign positions including sovereign CDS buy protection, and futures and TRS overlays (e.g., long Quality vs Junk equities).

Looking ahead, the Fund continues to focus on undervalued sectors like ABS and corporates where management is addressing fundamentals and will identify cheap high yield and distressed credits versus underweighting the index, where our view is that the spreads are too tight.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Opportunistic Income ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	ICE BofA US High Yield Index	Bloomberg U.S. Universal Total Return Index
6/26/23	$10,000	$10,000	$10,000	$10,000
6/30/23	$10,004	$9,958	$10,077	$9,965
7/31/23	$10,060	$9,951	$10,221	$9,975
8/31/23	$10,204	$9,887	$10,250	$9,915
9/30/23	$10,232	$9,636	$10,131	$9,678
10/31/23	$9,986	$9,484	$10,005	$9,533
11/30/23	$10,319	$9,913	$10,460	$9,962
12/31/23	$10,526	$10,293	$10,846	$10,340
1/31/24	$10,550	$10,264	$10,848	$10,315
2/29/24	$10,596	$10,119	$10,880	$10,192
3/31/24	$10,497	$10,213	$11,010	$10,292
4/30/24	$10,441	$9,955	$10,900	$10,051
5/31/24	$10,428	$10,124	$11,023	$10,218
6/30/24	$10,510	$10,219	$11,130	$10,311
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 6/26/2023
Simplify Opportunistic Income ETF - NAV	5.05%	5.04%
Simplify Opportunistic Income ETF - Market	5.12%	4.99%
Bloomberg Capital U.S. Aggregate Bond Index	2.63%	2.17%
ICE BofA US High Yield Index	10.45%	11.17%
Bloomberg U.S. Universal Total Return Index	3.47%	3.09%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$74,700,650
Total number of portfolio holdings	79
Total advisory fee paid, net of waiver	$329,974
Period portfolio turnover rate	322%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	27.5%
Corporate Bonds	25.9%
U.S. Government Agency Mortgage Backed Securities	18.1%
Asset Backed Securities	14.2%
Foreign Bonds	13.9%
Preferred Stocks	7.5%
Common Stocks	7.2%
Closed-End Funds	0.6%
Term Loans	0.3%
Liabilities in Excess of Other Assets	(15.2)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Propel Opportunities ETF

SURI

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Propel Opportunities ETF ("SURI" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Propel Opportunities ETF	$272	2.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, SURI returned 17.27% vs. the MSCI USA IMI Health Care Net Total Return USD Index benchmark return of 9.76% for the same period, outperforming the benchmark by 7.51%.

SURI has a heavier weighting of early-stage and small/mid-cap (SMID) companies in SURI versus MSCI USA IMI Health Care Net Total Return USD Index. While, in general SMID companies have underperformed versus large cap healthcare companies during this period, we have still been able to outperform versus the benchmark due to our high touch, active management of the portfolio.

In the next 12 months, while we anticipate continued volatility in SMID healthcare companies versus the overall market, we expect specific catalysts within the SURI portfolio along with increased M&A and strategic activities targeting SMID healthcare companies to drive outperformance.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Propel Opportunities ETF - NAV	S&P 500 TR Index	MSCI USA IMI/Health Care Net (USD) Index
2/7/23	$10,000	$10,000	$10,000
2/28/23	$9,552	$9,549	$9,568
3/31/23	$8,279	$9,900	$9,737
4/30/23	$9,245	$10,055	$10,029
5/31/23	$8,948	$10,098	$9,629
6/30/23	$9,503	$10,766	$10,034
7/31/23	$9,581	$11,111	$10,126
8/31/23	$9,290	$10,934	$10,004
9/30/23	$9,012	$10,413	$9,649
10/31/23	$8,303	$10,194	$9,269
11/30/23	$8,785	$11,125	$9,796
12/31/23	$9,566	$11,631	$10,321
1/31/24	$9,709	$11,826	$10,563
2/29/24	$12,053	$12,457	$10,931
3/31/24	$12,099	$12,858	$11,172
4/30/24	$10,293	$12,333	$10,566
5/31/24	$10,720	$12,945	$10,806
6/30/24	$11,144	$13,409	$11,014
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 2/7/2023
Simplify Propel Opportunities ETF - NAV	17.27%	8.09%
Simplify Propel Opportunities ETF - Market	16.83%	8.96%
S&P 500 TR Index	24.56%	23.46%
MSCI USA IMI/Health Care Net (USD) Index	9.76%	7.18%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $13,554,166.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$96,943,570
Total number of portfolio holdings	26
Total advisory fee paid, net of waiver	$2,421,546
Period portfolio turnover rate	42%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Common Stocks	68.2%
Limited Partnership	26.7%
Corporate Bonds	3.3%
Closed-End Funds	1.6%
Money Market Funds	0.3%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Volt RoboCar Disruption and Tech ETF

VCAR

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Volt RoboCar Disruption and Tech ETF ("VCAR" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Volt RoboCar Disruption and Tech ETF	$106	0.95%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, VCAR returned 21.96% vs its referenced benchmark, S&P 500 Index, return of 24.56%, underperforming the benchmark by 2.60%.

VCAR performed well alongside the broader market despite experiencing a downward drag due to significant exposure to Tesla. This was mitigated by substantial exposure to NVIDIA (NVDA), which greatly benefited from the rise of artificial intelligence (AI) technologies. The strategic positioning in NVDA helped buoy the Fund's performance.

Looking forward, we believe there will continue to be strong tailwinds for VCAR and the autonomous driving space, and we continue to be optimistic about Tesla in particular. The advancements in AI are poised to have a transformative impact on society, and we remain optimistic about the Fund's future performance given its focus on robocar and tech names at the forefront of this technological evolution.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Volt RoboCar Disruption and Tech ETF - NAV	S&P 500 TR Index
12/28/20	$10,000	$10,000
12/31/20	$10,456	$10,057
6/30/21	$9,466	$11,591
12/31/21	$12,382	$12,944
6/30/22	$7,297	$10,361
12/31/22	$4,810	$10,600
6/30/23	$7,258	$12,391
12/31/23	$7,699	$13,387
6/30/24	$8,852	$15,434
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 12/28/2020
Simplify Volt RoboCar Disruption and Tech ETF - NAV	21.96%	- 3.42%
Simplify Volt RoboCar Disruption and Tech ETF - Market	22.68%	- 3.22%
S&P 500 TR Index	24.56%	13.18%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$5,513,452
Total number of portfolio holdings	81
Total advisory fee paid, net of waiver	$44,271
Period portfolio turnover rate	19%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Common Stocks	93.7%
Purchased Options	2.7%
Money Market Funds	3.8%
Liabilities in Excess of Other Assets	(0.2)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify US Equity PLUS Convexity ETF

SPYC

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify US Equity PLUS Convexity ETF ("SPYC" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Convexity ETF	$43	0.38%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, SPYC returned 26.21% vs its referenced benchmark, S&P 500 Index, return of 24.56%, outperforming the benchmark by 1.65%.

The outperformance was driven by the timely monetization of our call options. Regarding the puts overlay, the down moves in equities during this period were not deep enough to hit our strikes, causing our puts to expire worthless with the expected drag in performance.

In the next 12 months, we aim to capitalize on these monetization opportunities, when possible, to potentially enhance performance on the upside while maintaining a strong notional coverage on the downside.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify US Equity PLUS Convexity ETF - NAV	S&P 500 TR Index
9/3/20	$10,000	$10,000
12/31/20	$10,834	$10,927
6/30/21	$12,367	$12,593
12/31/21	$13,976	$14,063
6/30/22	$10,923	$11,256
12/31/22	$10,427	$11,516
6/30/23	$12,088	$13,462
12/31/23	$12,931	$14,543
6/30/24	$15,257	$16,767
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/3/2020
Simplify US Equity PLUS Convexity ETF - NAV	26.21%	11.69%
Simplify US Equity PLUS Convexity ETF - Market	26.12%	11.87%
S&P 500 TR Index	24.56%	14.48%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$73,356,656
Total number of portfolio holdings	9
Total advisory fee paid, net of waiver	$249,420
Period portfolio turnover rate	3%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Exchange-Traded Funds	98.3%
Purchased Options	1.8%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2024 at www.simplify.us/resources or upon request at (855) 772-8488.

- A fee waiver arrangement previously in place for the Fund expired on October 31, 2023.

- "Other expenses" in the Fund's fee table were restated.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify US Equity PLUS Downside Convexity ETF

SPD

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify US Equity PLUS Downside Convexity ETF ("SPD" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Downside Convexity ETF	$41	0.38%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, SPD returned 20.23% vs its referenced benchmark, S&P 500 Index, return of 24.56%, underperforming the benchmark by 4.33%.

The main reason for this underperformance is the put options expiring worthless most of the time, without meaningful monetization opportunities intra-period. There were two equity drawdowns during this period, but both were in the 5% to 10% range, whereas our options overlay focuses more on delivering downside convexity for down moves beyond the 10-15% mark.

In the next 12 months, we aim to maintain a strong notional coverage while remaining in this low volatility environment, as we prepare for a potential increase in uncertainty coming into the presidential election in November 2024.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify US Equity PLUS Downside Convexity ETF - NAV	S&P 500 TR Index
9/3/20	$10,000	$10,000
12/31/20	$10,798	$10,927
6/30/21	$12,207	$12,593
12/31/21	$13,429	$14,063
6/30/22	$10,818	$11,256
12/31/22	$9,986	$11,516
6/30/23	$11,393	$13,462
12/31/23	$12,088	$14,543
6/30/24	$13,698	$16,767
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/3/2020
Simplify US Equity PLUS Downside Convexity ETF - NAV	20.23%	8.58%
Simplify US Equity PLUS Downside Convexity ETF - Market	20.20%	8.71%
S&P 500 TR Index	24.56%	14.48%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $407,750.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$114,185,973
Total number of portfolio holdings	7
Total advisory fee paid, net of waiver	$357,495
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Exchange-Traded Funds	99.8%
Purchased Options	0.4%
Money Market Funds	0.0%Footnote Reference†
Liabilities in Excess of Other Assets	(0.2)%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2024 at www.simplify.us/resources or upon request at (855) 772-8488.

- A fee waiver arrangement previously in place for the Fund expired on October 31, 2023.

- "Other expenses" in the Fund's fee table were restated.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify US Equity PLUS Upside Convexity ETF

SPUC

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify US Equity PLUS Upside Convexity ETF ("SPUC" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Upside Convexity ETF	$43	0.37%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, SPUC returned 33.28% vs its referenced benchmark, S&P 500 Index, return of 24.56%, outperforming the benchmark by 8.72%.

The strong outperformance was driven by timely monetization of call options in the Fund, as well as partially rolling the gains into the next optimal structure to maintain a high level of notional around the target levels. This process led to a contribution of more than 8% from our options overlay.

In the next 12 months, we aim to capitalize on these monetization opportunities, when possible, to potentially enhance performance on the upside, while maintaining our options budget within boundaries to minimize the impact of potential down periods in equities.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify US Equity PLUS Upside Convexity ETF - NAV	S&P 500 TR Index
9/3/20	$10,000	$10,000
12/31/20	$10,877	$10,927
6/30/21	$12,552	$12,593
12/31/21	$14,561	$14,063
6/30/22	$11,047	$11,256
12/31/22	$10,973	$11,516
6/30/23	$12,886	$13,462
12/31/23	$13,986	$14,543
6/30/24	$17,174	$16,767
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/3/2020
Simplify US Equity PLUS Upside Convexity ETF - NAV	33.28%	15.20%
Simplify US Equity PLUS Upside Convexity ETF - Market	33.03%	15.39%
S&P 500 TR Index	24.56%	14.48%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$8,063,951
Total number of portfolio holdings	7
Total advisory fee paid, net of waiver	$23,663
Period portfolio turnover rate	4%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Exchange-Traded Funds	97.3%
Purchased Options	2.6%
Money Market Funds	0.2%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2024 at www.simplify.us/resources or upon request at (855) 772-8488.

- A fee waiver arrangement previously in place for the Fund expired on October 31, 2023.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Enhanced Income ETF

HIGH

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Enhanced Income ETF ("HIGH" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Enhanced Income ETF	$54	0.52%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, HIGH returned 6.51% vs its referenced benchmark, ICE BofA US 3-Month US Treasury Bill Index, return of 5.40% for the same period, outperforming the benchmark by 1.11%.

During the first half of the period, the Fund adopted a conservative risk stance due to challenging conditions for equity index put selling, characterized by multiple volatility spikes and a negative equity market trend in late 2023. Conditions improved in early 2024, enabling us to increase risk to normal levels and achieve our target income. However, a market correction in April 2024 necessitated risk management actions that impacted performance for approximately two weeks.

In the next 12 months, we expect the Fund may perform more favorably if implied volatility and the equity market trends are closer to their historical long-term average.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Enhanced Income ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	Capital U.S. Corporate High Yield Index	ICE BofA 3 Month US Treasury Bill Index
10/27/22	$10,000	$10,000	$10,000	$10,000
12/31/22	$10,073	$10,253	$10,161	$10,070
3/31/23	$10,244	$10,557	$10,524	$10,178
6/30/23	$10,507	$10,468	$10,708	$10,297
9/30/23	$10,706	$10,130	$10,757	$10,432
12/31/23	$10,830	$10,820	$11,528	$10,575
3/31/24	$11,010	$10,736	$11,697	$10,712
6/30/24	$11,191	$10,743	$11,825	$10,853
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 10/27/2022
Simplify Enhanced Income ETF - NAV	6.51%	6.95%
Simplify Enhanced Income ETF - Market	6.38%	6.72%
Bloomberg Capital U.S. Aggregate Bond Index	2.63%	4.38%
Capital U.S. Corporate High Yield Index	10.44%	10.54%
ICE BofA 3 Month US Treasury Bill Index	5.40%	5.01%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $7,633,526.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$435,486,435
Total number of portfolio holdings	14
Total advisory fee paid, net of waiver	$1,238,372
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	100.2%
Purchased Options	0.1%
Liabilities in Excess of Other Assets	(0.3)%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2024 at www.simplify.us/resources or upon request at (855) 772-8488.

- Revisions were made to the Fund's principal investment strategy and principal risks relating to additional underlying investments used for the options spread writing strategy.

- Revisions were made to the Fund's principal investment strategy and principal risks relating to investments in a Cayman Subsidiary.

- "Other expenses" in the Fund's fee table were restated.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Stable Income ETF

BUCK

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Stable Income ETF ("BUCK" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Treasury Option Income ETF	$37	0.36%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, BUCK returned 5.39% vs its referenced benchmark, Bloomberg 1-3 Month U.S. Treasury Bill Index, return of 5.50%, underperforming the benchmark by 0.11%.

It has been a challenging year for option-selling strategies across various sectors. The strategy in BUCK has focused on structural volatility selling in the treasury market. The Fund performance was impacted by challenges in hedging structural volatility selling strategies in rapidly changing long-term treasury rates.

In the next 12 months, we expect long term treasury rates to stabilize as uncertainties regarding fiscal outlook resolve. We believe BUCK is well-positioned to deliver and outperform the Bloomberg 1-3 Month U.S. Treasury Bill Index.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Treasury Option Income ETF - NAV	Bloomberg Capital U.S. Aggregate Bond Index	Bloomberg Barclays 1 - 3 Month U.S. Treasury Bill Index	ICE BofA 3 Month US Treasury Bill Index
10/27/22	$10,000	$10,000	$10,000	$10,000
12/31/22	$10,077	$10,253	$10,070	$10,070
3/31/23	$10,188	$10,557	$10,180	$10,178
6/30/23	$10,327	$10,468	$10,304	$10,297
9/30/23	$10,466	$10,130	$10,443	$10,432
12/31/23	$10,533	$10,820	$10,587	$10,575
3/31/24	$10,882	$10,736	$10,727	$10,712
6/30/24	$10,884	$10,743	$10,871	$10,853
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 10/27/2022
Simplify Stable Income ETF - NAV	5.39%	5.19%
Simplify Treasury Option Income ETF - Market	5.55%	5.04%
Bloomberg Capital U.S. Aggregate Bond Index	2.63%	4.38%
Bloomberg Barclays 1 - 3 Month U.S. Treasury Bill Index	5.50%	5.11%
ICE BofA 3 Month US Treasury Bill Index	5.40%	5.01%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $2,109,218.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$139,527,399
Total number of portfolio holdings	2
Total advisory fee paid, net of waiver	$229,709
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.5%
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2024 at www.simplify.us/resources or upon request at (855) 772-8488.

- Revisions were made to the Fund's principal investment strategy and principal risks relating to additional underlying investments used for the options spread writing strategy.

- Revisions were made to the Fund's principal investment strategy and principal risks relating to investments in a Cayman Subsidiary.

- "Other expenses" in the Fund's fee table were restated.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Bitcoin Strategy PLUS Income ETF

MAXI

| Nasdaq Stock Market LLC

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Bitcoin Strategy PLUS Income ETF ("MAXI" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Bitcoin Strategy PLUS Income ETF	$865	6.09%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, MAXI returned 84.03% vs its referenced benchmark, Nasdaq Bitcoin Reference Price Index, return of 97.47% for the same period, underperforming the benchmark by 13.44%.

The Fund underperformance was mostly due to the futures roll costs, which the option selling overlay could not offset fully due to a rather low implied volatility environment. Over this period, the futures roll cost was in the range of 10-12% annually, which is at the high end of the distribution of the recent years.

In the next 12 months, we expect the Fund to perform better if the futures roll cost, as well as implied volatility and the equity market trends, are closer to their historical long-term average.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Bitcoin Strategy PLUS Income ETF - NAV	S&P 500 TR Index	Nasdaq Bitcoin Reference Price Index (USD)
9/29/22	$10,000	$10,000	$10,000
9/30/22	$10,000	$9,850	$9,925
12/31/22	$8,693	$10,595	$8,511
3/31/23	$14,761	$11,389	$14,671
6/30/23	$15,816	$12,384	$15,648
9/30/23	$13,805	$11,979	$13,791
12/31/23	$21,172	$13,380	$21,544
3/31/24	$34,930	$14,792	$36,305
6/30/24	$29,106	$15,426	$30,899
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/29/2022
Simplify Bitcoin Strategy PLUS Income ETF - NAV	84.03%	84.09%
Simplify Bitcoin Strategy PLUS Income ETF - Market	80.92%	83.75%
S&P 500 TR Index	24.56%	28.09%
Nasdaq Bitcoin Reference Price Index (USD)	97.47%	90.48%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$18,680,056
Total number of portfolio holdings	15
Total advisory fee paid, net of waiver	$203,674
Period portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	303.2%
Purchased Options	0.2%
Liabilities in Excess of Other Assets	(203.4)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Volatility Premium ETF

SVOL

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Volatility Premium ETF ("SVOL" or the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Volatility Premium ETF	$70	0.65%

Management's Discussion of Fund Performance

For the year ended June 30, 2024, SVOL returned 15.05% vs its referenced benchmark, S&P 500 Index, return of 24.56%, underperforming the benchmark by 9.51%.

The Fund's performance is due to CBOE Volatility Index (“VIX”) remaining low and upward sloping VIX curve (Contango) for most of the year. The steep VIX curve resulting in falling futures prices, due to roll down, has helped SVOL to deliver total return in line with its distribution yield of around 15%.

In the next 12 months, we expect SVOL to remain correlated with the S&P 500 Index.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Volatility Premium ETF - NAV	S&P 500 TR Index
5/12/21	$10,000	$10,000
6/30/21	$10,805	$10,599
9/30/21	$10,704	$10,661
12/31/21	$11,436	$11,836
3/31/22	$10,641	$11,292
6/30/22	$10,132	$9,474
9/30/22	$9,918	$9,011
12/31/22	$10,914	$9,693
3/31/23	$11,333	$10,419
6/30/23	$12,476	$11,330
9/30/23	$12,706	$10,959
12/31/23	$13,429	$12,241
3/31/24	$13,912	$13,533
6/30/24	$14,353	$14,113
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 5/12/2021
Simplify Volatility Premium ETF - NAV	15.05%	12.22%
Simplify Volatility Premium ETF - Market	14.76%	11.98%
S&P 500 TR Index	24.56%	11.62%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$1,000,016,224
Total number of portfolio holdings	13
Total advisory fee paid, net of waiver	$3,098,140
Period portfolio turnover rate	97%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	126.4%
Exchange-Traded Funds	31.6%
Purchased Options	0.2%
U.S. Government Obligations	0.0%Footnote Reference†
Liabilities in Excess of Other Assets	(58.2)%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

Simplify Tara India Opportunities ETF

IOPP

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2024

This annual shareholder report contains important information about Simplify Tara India Opportunities ETF ("IOPP" or the "Fund") for the period of March 4, 2024 to June 30, 2024. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Tara India Opportunities ETF	$41Footnote Reference(1)	1.21%
Footnote	Description
Footnote(1)	Based on the period March 4, 2024 (commencement of operations) through June 30, 2024. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period March 4 2024, to June 30, 2024, IOPP returned 12.29% vs. the benchmark, MSCI India Net Total Return USD Index, return of 9.16%, outperforming the benchmark by 3.13%.

The Fund’s allocations to the Industrials, Consumer Staples, and Consumer Discretionary sectors all contributed positively to performance. Stock selection contributed meaningfully to performance, with several holdings in the Information Technology and Industrials sectors nearly doubling in price since the Fund’s inception.

Looking forward, we expect the Fund will continue to favor sectors which benefit from India’s expanding middle class and which are levered to the formalization of the economy and inclusive growth in the country. We also expect stock selection to remain an important driver of performance, utilizing the deep bench of local expertise of System Two Advisors, the Fund’s subadvisor.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Tara India Opportunities ETF - NAV	MSCI INDIA Net (USD)
3/4/24	$10,000	$10,000
3/31/24	$9,960	$9,905
4/30/24	$10,312	$10,134
5/31/24	$10,382	$10,206
6/30/24	$11,229	$10,916
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 3/4/2024
Simplify Tara India Opportunities ETF - NAV	12.29%
Simplify Tara India Opportunities ETF - Market	12.40%
MSCI INDIA Net (USD)	9.16%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$8,421,660
Total number of portfolio holdings	27
Total advisory fee paid, net of waiver	$11,156
Period portfolio turnover rate	33%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Common Stocks	92.9%
Other Assets in Excess of Liabilities	7.1%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Distributed by Foreside Financial Services, LLC.

(b)	None.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there have been no amendments to the registrant’s code of ethics that apply to its principal executive officer or principal financial officer.

(d)	During the period covered by this report, the registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(e)	Not Applicable.

(f)	(1) See Item 19 (a)(1).

(2) Not Applicable.

(3) Not Applicable.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of trustees has determined that there is one audit committee financial expert serving on its audit committee.

(a)	(2) Christopher Caltagirone possesses the attributes identified in Item 3(b) of Form N-CSR. Mr. Caltagirone is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3(a)(2)(ii) of Form N-CSR.

(a)	(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $410,650for 2023 and $515,900 for 2024.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,972.55 for 2023 and $0 for 2024. Audit-related services refer to the assurance and related services performed by the principal accountant that are reasonably related to the performance of the audit, such as, when requested, review of internally prepared dividend calculations; review of equalization calculations; review of semi-annual financial statements; and consent for required filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax services in regard to the year-end audit, tax compliance, tax advice, and tax planning are $108,192.50for 2023 and $124,000 for 2024. Tax related services include review of federal and state tax returns as well excise tax distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024.

(e)	(1) The audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows.

(a)	Pre-Approval Requirements.

(i)	Pre-Approval Requirements. Before the Auditor is engaged by a Fund to render audit or non-audit services, either:

(A)	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to a Fund. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings; or

(B)	The engagement to render the audit service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Advisers. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter;

(ii)	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to a Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to a Fund constitutes not more than 5 percent of the total amount of revenues paid by a Fund to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by a Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit;

(iii)	Pre-Approval of Non-Audit Services Provided to the Advisers and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (a) the Advisers and (b) any entity controlling, controlled by, or under common control with the Advisers that provides ongoing services to a Fund, if the Auditor’s engagement with the Advisers or any such control persons relates directly to the operations and financial reporting of a Fund.

Application of De Minimis Exception. The De Minimis exception set forth above under Section 5(d)(ii) applies to pre-approvals under this Section (iii) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditor by a Fund and any other entity that has its services approved under this Section (i.e., the Advisers or any control person).

(e)	(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the Registrant’s accountant to:

	Registrant	Investment Adviser
Fiscal Year Ended June 30, 2024	$124,000	$0
Fiscal Year Ended June 30, 2023	$110,165.05	$0

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are Christopher Caltagirone, Craig Enders and Zung T. Nguyen.

(b)	Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	The following is a copy of the report(s) of the Funds’ Financial Statements and Financial Highlights.

June 30, 2024

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Aggregate Bond ETF (formerly Simplify Aggregate Bond PLUS Credit Hedge ETF) (AGGH)

Simplify Health Care ETF (PINK)

Simplify Hedged Equity ETF (HEQT)

Simplify High Yield PLUS Credit Hedge ETF (CDX)

Simplify Interest Rate Hedge ETF (PFIX)

Simplify Intermediate Term Treasury Futures Strategy ETF (TYA)

Simplify Market Neutral Equity Long/Short ETF (EQLS)

Simplify MBS ETF (MTBA)

Simplify Multi-QIS Alternative ETF (QIS)

Simplify Next Intangible Core Index ETF (NXTI)

Simplify Next Intangible Value Index ETF (NXTV)

Simplify Short Term Treasury Futures Strategy ETF (TUA)

Simplify US Equity PLUS GBTC ETF (SPBC)

Simplify US Equity PLUS QIS ETF (SPQ)

Simplify Commodities Strategy No K-1 ETF (HARD)

Simplify Macro Strategy ETF (FIG)

Simplify Managed Futures Strategy ETF (CTA)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Aggregate Bond ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Exchange-Traded Funds – 94.4%
Fixed Income Funds – 94.4%
iShares Core U.S. Aggregate Bond ETF(a)(b)	1,692,591	$164,299,808
Schwab US TIPS ETF	605,686	31,501,729
Total Exchange-Traded Funds (Cost $195,554,110)		195,801,537

	Principal
U.S. Treasury Bills – 5.0%
U.S. Treasury Bill, 5.39%, 7/5/2024(b)(c)
(Cost $10,343,929)	$10,350,000	10,343,980

U.S. Government Agency Mortgage Backed Security – 4.9%
Federal National Mortgage Association, 6.50%, 7/15/2054
(Cost $10,200,390)	$10,000,000	10,186,602

Total Investments – 104.3%
(Cost $216,098,429)		$216,332,119
Liabilities in Excess of Other Assets – (4.3)%		(8,994,735)
Net Assets – 100.0%		$207,337,384

	Number of Contracts	Notional Amount
Written Options – (0.2)%

Calls – Exchange-Traded – (0.0)%†
U.S. Treasury Bond Future, July Strike Price $127, Expires 7/26/24	(1,500)	$(190,500,000)	$(70,313)
Puts – Exchange-Traded – (0.2)%
U.S. Treasury Bond Future, July Strike Price $112, Expires 7/26/24	(3,000)	(336,000,000)	(328,125)

Total Written Options (Premiums Received $529,979)			$(398,438)

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $68,252,757 have been pledged as collateral for options and futures as of June 30, 2024.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. Treasury 10 Year Note	281	$30,905,609	9/19/24	$397,824

Short position contracts:
U.S. Long Bond	(37)	(4,377,562)	9/19/24	(98,281)
Total net unrealized appreciation				$299,543

See Notes to Financial Statements.

Simplify Aggregate Bond ETF

Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

Investment Categories	% of Net Assets
Exchange-Traded Funds	94.4%
U.S. Treasury Bills	5.0%
U.S. Government Agency Mortgage Backed Securities	4.9%
Total Investments	104.3%
Liabilities in Excess of Other Assets	(4.3)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify Health Care ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Common Stocks – 90.0%
Health Care – 82.8%
Abbott Laboratories	8,419	$874,818
agilon health, Inc.*	100,728	658,761
Akero Therapeutics, Inc.*	33,010	774,415
Argenx SE, ADR*	1,475	634,309
Ascendis Pharma A/S, ADR*	8,877	1,210,645
Avantor Inc.*	50,576	1,072,211
Benitec Biopharma, Inc.*	51,216	358,000
Biogen, Inc.*	1,465	339,616
BioMarin Pharmaceutical, Inc.*	5,067	417,166
Bio-Techne Corp.	4,550	326,008
Boston Scientific Corp.*	79,639	6,132,999
Bristol-Myers Squibb Co.	527	21,886
Cigna Group (The)	4,855	1,604,917
Cooper Cos., Inc. (The)	20,338	1,775,507
Danaher Corp.	1,246	311,313
Elevance Health, Inc.	5,209	2,822,549
Eli Lilly & Co.	11,412	10,332,197
Embecta Corp.	1,391	17,388
Establishment Labs Holdings, Inc.*	12,907	586,494
Exact Sciences Corp.*	17,477	738,403
Fulcrum Therapeutics, Inc.*	209,832	1,300,958
HCA Healthcare Inc.	1,407	452,041
Henry Schein, Inc.*	3,500	224,350
Humana, Inc.	5,722	2,138,025
Insmed, Inc.*	20,645	1,383,215
Intra-Cellular Therapies, Inc.*	18,445	1,263,298
Intuitive Surgical, Inc.*	15,338	6,823,109
IQVIA Holdings, Inc.*	5,743	1,214,300
Johnson & Johnson	23,520	3,437,683
Leap Therapeutics, Inc.*	631,269	1,237,287
LivaNova PLC*	8,564	469,479
Masimo Corp.*	21,670	2,729,120
Merck & Co., Inc.	51,302	6,351,188
Natera, Inc.*	12,597	1,364,129
Neurocrine Biosciences Inc.*	22,745	3,131,304
NOVO Nordisk A/S, ADR	39,427	5,627,810
Regeneron Pharmaceuticals, Inc.*	6,360	6,684,551
Revvity Inc.	25,772	2,702,452
Royalty Pharma PLC, Class A	56,188	1,481,678
Sarepta Therapeutics Inc.*	104,449	16,502,942
Stryker Corp.	1,104	375,636
Syndax Pharmaceuticals, Inc.*	25,193	517,212
Tenet Healthcare Corp.*	4,686	623,379
Thermo Fisher Scientific, Inc.	8,224	4,547,872
Twist Bioscience Corp.*	25,471	1,255,211
Ultragenyx Pharmaceutical Inc.*	30,578	1,256,756
UnitedHealth Group, Inc.	13,492	6,870,936
Veeva Systems, Inc., Class A*	1,925	352,294

See Notes to Financial Statements.

Simplify Health Care ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Value
Common Stocks (continued)
Health Care (continued)
Zimmer Biomet Holdings Inc.	2,038	$221,184
		113,549,001
Industrials – 2.6%
3M Co.	34,731	3,549,161
Veralto Corp.	386	36,851
		3,586,012
Materials – 4.6%
PureCycle Technologies, Inc.*	1,058,392	6,265,681
Total Common Stocks (Cost $115,026,691)		123,400,694

Money Market Funds – 5.8%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(a)
(Cost $7,939,837)	7,939,837	7,939,837

Total Investments – 95.8%
(Cost $122,966,528)		$131,340,531
Other Assets in Excess of Liabilities – 4.2%		5,828,718
Net Assets – 100.0%		$137,169,249

*	Non Income Producing
(a)	Rate shown reflects the 7-day yield as of June 30, 2024.

ADR : American Depositary Receipt

Summary of Investment Type††

Investment Categories	% of Net Assets
Common Stocks	90.0%
Money Market Funds	5.8%
Total Investments	95.8%
Other Assets in Excess of Liabilities	4.2%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Hedged Equity ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Exchange-Traded Funds – 101.3%
Equity Funds – 101.3%
iShares Core S&P 500 ETF(a)(b)
(Cost $158,205,152)	312,190	$170,839,734

	Number of Contracts	Notional Amount
Purchased Options – 0.3%
Puts – Exchange-Traded – 0.3%
S&P 500 Index, July Strike Price $4,760, Expires 7/19/24(c)	103	$49,028,000	11,845
S&P 500 Index, August Strike Price $5,045, Expires 8/16/24(c)	103	51,963,500	118,965
S&P 500 Index, September Strike Price $5,200, Expires 9/20/24(c)	103	53,560,000	427,965
			558,775

Total Purchased Options (Cost $1,514,435)			558,775

	Shares
Money Market Funds – 0.0%†
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(d)
(Cost $38,529)	38,529	38,529

Total Investments – 101.6%
(Cost $159,758,116)		$171,437,038
Liabilities in Excess of Other Assets – (1.6)%		(2,771,134)
Net Assets – 100.0%		$168,665,904

	Number of Contracts	Notional Amount
Written Options – (1.6)%

Calls – Exchange-Traded – (1.6)%
S&P 500 Index, July Strike Price $5,290, Expires 7/19/24	(103)	$(54,487,000)	$(2,076,480)
S&P 500 Index, August Strike Price $5,620, Expires 8/16/24	(103)	(57,886,000)	(344,535)
S&P 500 Index, September Strike Price $5,775, Expires 9/20/24	(103)	(59,482,500)	(247,715)
			(2,668,730)
Puts – Exchange-Traded – (0.0)%†
S&P 500 Index, July Strike Price $4,000, Expires 7/19/24	(103)	$(41,200,000)	$(3,090)
S&P 500 Index, August Strike Price $4,250, Expires 8/16/24	(103)	(43,775,000)	(21,115)
S&P 500 Index, September Strike Price $4,380, Expires 9/20/24	(103)	(45,114,000)	(69,010)
			(93,215)

Total Written Options (Premiums Received $1,519,827)			$(2,761,945)

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $128,062,765 have been pledged as collateral for options as of June 30, 2024.
(c)	Held in connection with Written Options.
(d)	Rate shown reflects the 7-day yield as of June 30, 2024.

See Notes to Financial Statements.

Simplify Hedged Equity ETF

Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

Investment Categories	% of Net Assets
Exchange-Traded Funds	101.3%
Purchased Options	0.3%
Money Market Funds	0.0%†
Total Investments	101.6%
Liabilities in Excess of Other Assets	(1.6)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 98.9%
U.S. Treasury Bill, 5.37%, 7/5/2024(a)	$25,000,000	$24,985,458
U.S. Treasury Bill, 5.41%, 8/13/2024(a)(b)	27,500,000	27,328,119
U.S. Treasury Bill, 5.39%, 9/19/2024(a)(b)	103,300,000	102,104,475
Total U.S. Treasury Bills (Cost $154,412,537)		154,418,052

	Number of Contracts	Notional Amount
Purchased Options – 0.0%†
Puts – Exchange-Traded – 0.0%†
S&P 500 Index, July Strike Price $5,200, Expires 7/02/24(c)	783	407,160,000	9,787
S&P 500 Index, July Strike Price $5,250, Expires 7/08/24(c)	196	102,900,000	19,600
			29,387

Total Purchased Options (Cost $91,427)			29,387

Total Investments – 98.9%
(Cost $154,503,964)			$154,447,439
Other Assets in Excess of Liabilities – 1.1%			1,720,341
Net Assets – 100.0%			$156,167,780

	Number of Contracts	Notional Amount
Written Options – (0.0)%†

Puts – Exchange-Traded – (0.0)%†
S&P 500 Index, July Strike Price $5,000, Expires 7/02/24	(783)	$(391,500,000)	$(5,873)
S&P 500 Index, July Strike Price $5,000, Expires 7/08/24	(196)	(98,000,000)	(8,820)
			(14,693)

Total Written Options (Premiums Received $42,692)			$(14,693)

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $51,889,723 have been pledged as collateral for options as of June 30, 2024.
(c)	Held in connection with Written Options.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	98.9%
Purchased Options	0.0%†
Total Investments	98.9%
Other Assets in Excess of Liabilities	1.1%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2024

At June 30, 2024, centrally cleared credit default swap contracts outstanding were as follows:

Reference Entity	Maturity Date	Buy/Sell Protection	(Pay)/ Receive Financing Rate(1)	Counterparty	Notional Amount(2)	Fair Value	Premium (Paid)/ Received	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.42	06/20/2029	Buy(3)	5.00%	MSCS	10,000,000	$(624,304)	$691,111	$66,807

(1)	Payments received quarterly.
(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

At June 30, 2024, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
iShares iBoxx $ High Yield Corporate Bond ETF	3/17/2025	5.23% (EFFR - 0.10%)(c)	MSCS	(107,349,920)	$(114,190)
iShares iBoxx $ High Yield Corporate Bond ETF	5/15/2025	5.23% (EFFR - 0.10%)(c)	Nomura International	(49,823,928)	$(57,326)
Morgan Stanley Custom Junk Index*	2/14/2025	5.08% (EFFR - 0.25%)(c)	MSCS	40,219,774	(334,182)
Morgan Stanley Custom Quality Index*	2/14/2025	5.68% (EFFR + 0.35%)(c)	MSCS	(47,463,035)	(346,285)
					$(851,983)

*	The components of the basket shown below.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

Abbreviations:

EFFR	:	Effective Federal Funds Rate
MSCS	:	Morgan Stanley Capital Services LLC

*	The following table shows the top 50 positions and related Unrealized Appreciation/(Depreciation) of the securities within the Morgan Stanley Custom Junk Index basket.

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks
Communication Services
AT&T Inc.	(29,065)	$(4,570)	1.37%
Charter Communications Inc, Class A	(1,505)	(3,702)	1.11%
Frontier Communications Parent Inc.	(16,240)	(3,499)	1.05%
Nexstar Media Group Inc, Class A	(2,650)	(3,620)	1.08%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Communication Services (continued)
Paramount Global, Class B	(41,061)	$(3,511)	1.05%
Warner Bros Discovery, Inc.	(58,152)	(3,560)	1.06%
ZoomInfo Technologies Inc, Class A	(33,461)	(3,516)	1.05%
		(25,978)
Consumer Discretionary
ADT, Inc.	(55,928)	(3,498)	1.05%
Caesars Entertainment Inc.	(11,332)	(3,705)	1.11%
Kohl’s Corp.	(18,489)	(3,498)	1.05%
Macy’s Inc.	(21,810)	(3,446)	1.03%
Norwegian Cruise Line Holdings Ltd.	(24,485)	(3,786)	1.13%
Penn Entertainment Inc.	(21,854)	(3,481)	1.04%
Petco Health & Wellness Co Inc, Class A	(115,241)	(3,584)	1.07%
Travel + Leisure Co.	(9,091)	(3,365)	1.01%
Whirlpool Corp.	(4,367)	(3,673)	1.10%
		(32,036)
Consumer Staples
Darling Ingredients Inc.	(11,425)	(3,455)	1.03%

Consumer, Cyclical
Carnival Corp.	(26,722)	(4,116)	1.23%
MGM Resorts International	(9,288)	(3,397)	1.02%
		(7,513)
Consumer, Non-cyclical
Viatris Inc.	(40,836)	(3,572)	1.07%

Energy
Apa Corp.	(14,658)	(3,551)	1.06%

Health Care
Alnylam Pharmaceuticals Inc.	(2,552)	(5,103)	1.53%
Baxter International Inc.	(12,051)	(3,317)	0.99%
CVS Health Corp.	(7,680)	(3,733)	1.12%
DaVita Inc.	(2,884)	(3,288)	0.99%
ICU Medical Inc.	(3,390)	(3,312)	0.99%
Integra LifeSciences Holdings	(13,799)	(3,309)	0.99%
Organon & Co.	(19,677)	(3,352)	1.00%
Sotera Health Co.	(35,299)	(3,448)	1.03%
		(28,862)
Industrials
Air Lease Corp.	(8,832)	(3,454)	1.03%
American Airlines Group Inc.	(35,819)	(3,340)	1.00%
Concentrix Corp.	(6,857)	(3,571)	1.07%
Delta Air Lines Inc.	(8,692)	(3,393)	1.02%
Driven Brands Holdings Inc.	(35,130)	(3,680)	1.10%
GXO Logistics Inc.	(8,401)	(3,491)	1.05%
Hertz Global Holdings Inc.	(123,520)	(3,588)	1.07%
Ryder System Inc.	(3,363)	(3,429)	1.03%
Southwest Airlines Co.	(14,521)	(3,419)	1.02%
Spirit AeroSystems Holdings Inc, Class A	(13,292)	(3,595)	1.08%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Industrials (continued)
United Airlines Holdings Inc.	(8,302)	$(3,324)	0.99%
Vestis Corp.	(33,956)	(3,417)	1.02%
		(41,701)
Information Technology
DXC Technology Co.	(22,308)	(3,504)	1.05%
Kyndryl Holdings, Inc.	(15,833)	(3,428)	1.03%
Lumentum Holdings Inc.	(8,127)	(3,405)	1.02%
NCR Voyix Corp.	(33,292)	(3,384)	1.01%
RingCentral Inc, Class A	(14,238)	(3,304)	0.99%
		(17,025)
Materials
Alcoa Corp.	(10,718)	(3,509)	1.05%
FMC Corp.	(7,313)	(3,463)	1.03%
Mosaic Co. (The)	(14,743)	(3,506)	1.05%
Scotts Miracle-Gro Co/The	(6,234)	(3,338)	1.00%
		(13,816)
Other Components	(1,184,960)	(156,673)	46.88%
Total		$(334,182)	100.00%

*	The following table shows the top 50 positions and related Unrealized Appreciation/(Depreciation) of the securities within the Morgan Stanley Custom Quality Index basket.

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks
Communication Services
Omnicom Group Inc.	5,276	$(3,473)	1.00%
Sirius XM Holdings Inc.	179,880	(3,735)	1.08%
		(7,208)
Consumer Discretionary
AutoZone Inc.	162	(3,522)	1.02%
Grand Canyon Education Inc.	3,459	(3,551)	1.02%
LKQ Corp.	11,656	(3,557)	1.03%
O’Reilly Automotive Inc.	455	(3,525)	1.02%
		(14,155)
Consumer Staples
Hershey Co/The	2,589	(3,492)	1.01%

Energy
Antero Midstream Corp.	33,006	(3,570)	1.03%
Cheniere Energy Inc.	3,057	(3,922)	1.14%
HF Sinclair Corp.	9,043	(3,539)	1.02%
		(11,031)
Financials
Cboe Global Markets Inc.	2,804	(3,499)	1.01%
Fiserv Inc.	3,170	(3,467)	1.00%
Intercontinental Exchange Inc.	3,489	(3,504)	1.01%
Nasdaq Inc.	8,075	(3,570)	1.03%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Financials (continued)
S&P Global Inc.	1,095	$(3,584)	1.04%
		(17,624)
Health Care
AbbVie Inc.	2,799	(3,522)	1.02%
Chemed Corp	882	(3,511)	1.01%
Elevance Health Inc.	891	(3,541)	1.02%
UnitedHealth Group Inc.	969	(3,621)	1.05%
		(14,195)
Industrial
IDEX Corp.	2,373	(3,504)	1.01%

Industrials
Allegion plc.	4,082	(3,539)	1.02%
Booz Allen Hamilton Holding Corp	3,110	(3,512)	1.01%
Broadridge Financial Solutions Inc.	2,410	(3,484)	1.01%
CACI International Inc, Class A	1,102	(3,477)	1.00%
Nordson Corp.	2,046	(3,483)	1.01%
Rockwell Automation Inc.	1,830	(3,697)	1.07%
SS&C Technologies Holdings Inc.	7,759	(3,568)	1.03%
Verisk Analytics Inc, Class A	1,774	(3,509)	1.01%
		(28,269)
Information Technology
Accenture PLC, Class A	1,660	(3,695)	1.07%
Adobe Inc.	915	(3,730)	1.08%
Cisco Systems Inc.	10,412	(3,630)	1.05%
Cognizant Technology Solutions Corp, Class A	7,258	(3,621)	1.04%
Intuit Inc.	788	(3,799)	1.10%
Microsoft Corp.	1,058	(3,469)	1.00%
Motorola Solutions, Inc.	1,243	(3,522)	1.02%
Oracle Corp.	3,374	(3,496)	1.01%
Trimble Inc.	8,555	(3,511)	1.01%
		(32,473)
Materials
Element Solutions Inc.	17,542	(3,491)	1.01%

Real Estate
Agree Realty Corp.	7,714	(3,506)	1.01%
Digital Realty Trust Inc.	3,176	(3,543)	1.02%
EastGroup Properties Inc.	2,846	(3,552)	1.03%
First Industrial Realty Trust Inc.	9,984	(3,481)	1.01%
Gaming and Leisure Properties	10,876	(3,608)	1.04%
STAG Industrial Inc.	13,355	(3,534)	1.02%
		(21,224)
Technology
Manhattan Associates, Inc.	2,042	(3,697)	1.07%
NetApp Inc.	3,753	(3,547)	1.02%
		(7,244)

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Utilities
Alliant Energy Corp.	9,528	$(3,559)	1.03%
Edison International	6,610	(3,483)	1.00%
Essential Utilities Inc.	12,798	(3,506)	1.01%
Sempra	6,320	(3,527)	1.02%
		(14,075)
Other Components	309,845	(168,300)	48.60%
Total		$(346,285)	100.00%

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 52.1%
U.S. Treasury Bill, 5.41%, 8/13/2024(a)	$39,600,000	$39,352,491
U.S. Treasury Bill, 5.39%, 9/19/2024(a)	36,800,000	36,374,101
Total U.S. Treasury Bills (Cost $75,721,787)		75,726,592

U.S. Government Obligations – 33.2%
U.S. Treasury Note, 0.25%, 9/30/2025(b)
(Cost $48,358,825)	$51,225,000	48,308,577

	Notional Amount
Purchased Swaptions – 14.5%

Puts – Over the Counter – 14.5%
Interest Rate Swaption, pay semi annually a fixed rate of 4.25% and received quarterly a floating rate of SOFR, Expires 5/11/30 (counterparty: Bank of America NA)	180,000,000	3,780,150
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/13/30 (counterparty: Barclays Bank PLC)(c)	245,000,000	2,966,692
Interest Rate Swaption, pay semi annually a fixed rate of 4.25% and received quarterly a floating rate of SOFR, Expires 5/11/30 (counterparty: Goldman Sachs International)(c)	150,000,000	3,101,641
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/13/30 (counterparty: Goldman Sachs International)(c)	375,000,000	2,707,185
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/13/30 (counterparty: J&P Morgan Chase & Co.)	120,000,000	(258,988)
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/13/30 (counterparty: Morgan Stanley Capital Services LLC)(c)	745,000,000	8,763,641
		21,060,321

Total Purchased Swaptions (Cost $0)		21,060,321

Total Investments – 99.8%
(Cost $124,080,612)		$145,095,490
Other Assets in Excess of Liabilities – 0.2%		345,657
Net Assets – 100.0%		$145,441,147

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $5,188,751 have been pledged as collateral for purchased swaptions as of June 30, 2024.
(c)	U.S. Treasury Notes with a market value of $11,321,662 have been pledged as collateral by the broker for purchased swaptions as of June 30, 2024.

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments (Continued)

June 30, 2024

At June 30, 2024, interest rate swap contracts outstanding were as follows:

Rate Paid by Fund	Rate Received by the Fund(1)	Payment Frequency Paid/ received	Counterparty	Maturity Date	Notional Amount	Fair Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (depreciation)
2.11%	5.34% (1 Day SOFR + 0.00%)	Annual/Annual	Morgan Stanley Capital Services LLC	May 15, 2048	10,000	$1,923	$0	$1,923

(1)	The Fund pays the fixed rate and receives the floating rate.

Abbreviations:

SOFR	:	Secured Overnight Financing Rate

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	52.1%
U.S. Government Obligations	33.2%
Purchased Swaptions	14.5%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Intermediate Term Treasury Futures Strategy ETF

Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 98.7%
U.S. Treasury Bill, 5.38%, 7/5/2024(a)(b)	$1,300,000	$1,299,244
U.S. Treasury Bill, 5.40%, 9/12/2024(a)(b)	1,700,000	1,681,993
U.S. Treasury Bill, 5.40%, 9/19/2024(a)(b)	24,100,000	23,821,083
U.S. Treasury Bill, 5.43%, 9/24/2024(a)(b)	21,500,000	21,235,685
Total U.S. Treasury Bills (Cost $48,033,287)		48,038,005

	Shares
Money Market Funds – 0.2%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(c)
(Cost $105,997)	105,997	105,997

Total Investments – 98.9%
(Cost $48,139,284)		$48,144,002
Other Assets in Excess of Liabilities – 1.1%		534,094
Net Assets – 100.0%		$48,678,096

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion thereof, in the amount of $17,406,963 has been pledged as collateral for futures as of June 30, 2024.
(c)	Rate shown reflects the 7-day yield as of June 30, 2024.

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. Treasury 10 Year Note	1,350	$148,478,906	9/19/24	$1,326,249

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	98.7%
Money Market Funds	0.2%
Total Investments	98.9%
Other Assets in Excess of Liabilities	1.1%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 98.1%
U.S. Treasury Bill, 5.36%, 7/5/2024(a)	$35,200,000	$35,179,525
U.S. Treasury Bill, 5.41%, 8/13/2024(a)(b)	82,550,000	82,034,044
U.S. Treasury Bill, 5.40%, 9/19/2024(a)	36,500,000	36,077,573
Total U.S. Treasury Bills (Cost $153,282,815)		153,291,142

Total Investments – 98.1%
(Cost $153,282,815)		$153,291,142
Other Assets in Excess of Liabilities – 1.9%		2,940,045
Net Assets – 100.0%		$156,231,187

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion thereof, in the amount of $72,742,483 has been pledged as collateral for swaps as of June 30, 2024.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	98.1%
Total Investments	98.1%
Other Assets in Excess of Liabilities	1.9%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

At June 30, 2024, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
BNP Custom Global Long Equity Index*	8/5/2024	5.03% (EFFR+0.47)(c)	BNP Paribas	155,494,170	$124,365
BNP Custom Global Short Equity Index*	8/5/2024	5.33% (EFFR+0.19)(c)	BNP Paribas	(155,042,244)	497,684
Goldman Sachs Custom Global Long Equity Index*	6/30/2025	4.86% (EFFR+0.30)(c)	GS	155,580,105	104,635
Goldman Sachs Custom Global Short Equity Index*	6/30/2025	5.14% (EFFR+0.0)(c)	GS	(154,956,388)	451,665
					$1,178,349

*	The components of the basket shown below.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

Abbreviations:

BNP	:	BNP Paribas
EFFR	:	Effective Federal Funds Rate
GS	:	Goldman Sachs

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2024

*	The following table shows the top 50 positions and related Unrealized Appreciation/(Depreciation) of the securities within the BNP Custom Global Long Equity Index basket.

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks
Basic Materials
Novonesis (Novozymes) B, Class B	16,943	$829	0.67%
Rio Tinto Ltd.	14,191	902	0.73%
Rio Tinto PLC	22,563	1,185	0.95%
		2,916
Communications
Juniper Networks, Inc.	40,583	1,182	0.95%
KDDI Corp.	59,107	1,250	1.00%
Nippon Telegraph & Telephone Corp.	1,650,496	1,245	1.00%
Singapore Telecommunications Ltd.	660,454	1,071	0.86%
VeriSign Inc.	8,709	1,237	1.00%
		5,985
Consumer, Cyclical
Dollarama Inc.	16,942	1,236	0.99%
Evolution AB, 144A	10,659	888	0.71%
Hermes International SCA	663	1,215	0.98%
Industria de Diseno Textil SA	21,764	864	0.70%
Next PLC	9,050	826	0.66%
Volvo AB, Class B	42,007	859	0.69%
		5,888
Consumer, Non-cyclical
Adyen NV, 144A	1,277	1,217	0.98%
Cigna Group/The	3,143	830	0.67%
Dexcom Inc.	13,605	1,233	0.99%
MarketAxess Holdings Inc.	6,641	1,064	0.85%
Neurocrine Biosciences Inc.	11,531	1,269	1.02%
PayPal Holdings Inc.	18,535	859	0.69%
		6,472
Energy
Ovintiv Inc.	24,944	934	0.75%

Financial
Allstate Corp. (The)	9,741	1,243	1.00%
Ally Financial Inc.	38,172	1,210	0.97%
Coinbase Global Inc, Class A	6,988	1,241	1.00%
Corebridge Financial Inc.	53,491	1,245	1.00%
Discover Financial Services	12,594	1,316	1.06%
Equity LifeStyle Properties, Inc.	17,870	930	0.75%
KKR & Co Inc, Class Miscellaneous	14,687	1,235	0.99%
Mastercard, Inc., Class A	3,338	1,177	0.95%
Progressive Corp/The	7,388	1,226	0.99%
QBE Insurance Group Ltd.	99,195	921	0.74%
Skandinaviska Enskilda Banken AB, Class A	76,815	907	0.73%
State Street Corp.	21,314	1,260	1.01%
Svenska Handelsbanken AB, Class A	137,872	1,050	0.84%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Financial (continued)
Swedbank AB, Class A	60,302	$993	0.80%
		15,954
Industrial
AECOM	17,430	1,228	0.99%
Atlas Copco AB	82,623	1,242	1.00%
Canadian National Railway Co.	10,663	1,006	0.81%
Carlisle Cos Inc.	2,895	937	0.75%
IDEX Corp.	7,796	1,253	1.01%
Masco Corp.	18,649	994	0.80%
TFI International Inc.	7,181	833	0.67%
Union Pacific Corp.	5,161	933	0.75%
		8,426
Technology
BE Semiconductor Industries NV	6,190	828	0.67%
Lam Research Corp.	1,058	900	0.72%
Manhattan Associates, Inc.	6,213	1,225	0.98%
MSCI Inc, Class A	3,184	1,226	0.99%
NetApp Inc.	9,138	940	0.76%
NVIDIA Corp.	12,506	1,234	0.99%
QUALCOMM Inc.	7,303	1,162	0.93%
		7,515
Other Components	15,939	70,275	56.51%
Total		$124,365	100.00%

* The following table shows the top 50 positions and related Unrealized Appreciation/(Depreciation) of the securities within the BNP Custom Global Short Equity Index basket.

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks
Basic Materials
Arcelormittal SA	(64,312)	$4,743	0.96%
Cameco Corp.	(27,399)	4,340	0.87%
Westlake Corp.	(8,320)	3,880	0.78%
		12,963
Communications
BT Group PLC, Class A	(718,749)	4,106	0.83%
Informa PLC	(120,581)	4,200	0.84%
Liberty Media Corp-Liberty Formula One, Class C	(21,364)	4,943	0.99%
T-Mobile US, Inc.	(8,762)	4,971	1.00%
Zillow Group Inc, Class C	(23,866)	3,565	0.72%
		21,785
Consumer, Cyclical
Carnival Corp.	(83,811)	5,052	1.01%
Cie Generale des Etablissement	(39,813)	4,962	1.00%
Live Nation Entertainment, Inc.	(17,122)	5,169	1.04%
MGM Resorts International	(28,274)	4,046	0.81%
Nitori Holdings Co Ltd.	(12,514)	4,258	0.86%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Consumer, Cyclical (continued)
Walgreens Boots Alliance, Inc.	(124,641)	$4,855	0.98%
		28,342
Consumer, Non-cyclical
Alcon Inc.	(15,125)	4,348	0.87%
Anheuser-Busch InBev SA/NV	(24,489)	4,574	0.92%
Asahi Group Holdings Ltd.	(38,976)	4,430	0.89%
Charles River Laboratories International Inc.	(6,009)	3,997	0.80%
Constellation Brands Inc, Class A	(6,039)	5,003	1.01%
Danaher Corp.	(6,151)	4,949	0.99%
Exact Sciences Corp.	(28,725)	3,908	0.78%
Haleon PLC	(372,520)	4,891	0.98%
Heineken NV	(15,750)	4,909	0.99%
Mondelez International Inc, Class A	(22,667)	4,777	0.96%
Otsuka Holdings Co Ltd.	(27,316)	3,703	0.74%
Quest Diagnostics, Inc.	(11,174)	4,925	0.99%
Tesco PLC	(398,672)	4,965	1.00%
Viatris, Inc.	(139,070)	4,761	0.96%
Zimmer Biomet Holdings Inc.	(14,329)	5,008	1.01%
		69,148
Energy
Kinder Morgan Inc.	(72,778)	4,657	0.93%
TotalEnergies SE	(23,270)	5,006	1.01%
		9,663
Financial
HSBC Holdings PLC	(137,224)	3,820	0.77%
Mitsubishi UFJ Financial Group	(103,714)	3,591	0.72%
		7,411
Industrial
Amcor PLC	(157,768)	4,969	1.00%
Carrier Global Corp.	(24,468)	4,970	1.00%
Ingersoll Rand Inc.	(17,013)	4,977	1.00%
Jacobs Solutions Inc.	(9,587)	4,313	0.87%
Johnson Controls International	(23,273)	4,982	1.00%
Republic Services Inc, Class A	(7,357)	4,604	0.92%
Siemens Energy AG	(43,880)	3,682	0.74%
		32,497
Technology
Analog Devices Inc.	(6,825)	5,017	1.01%
Ceridian Hcm Holding, Inc.	(31,155)	4,976	1.00%
International Business Machine Corp.	(8,330)	4,640	0.93%
Take-Two Interactive Software,Inc.	(9,825)	4,919	0.99%
Texas Instruments, Inc.	(5,739)	3,595	0.72%
		23,147
Utilities
Consolidated Edison, Inc.	(17,292)	4,979	1.00%
Duke Energy Corp.	(15,392)	4,968	1.00%
Essential Utilities Inc.	(35,800)	4,304	0.86%
Fortis, Inc./Canada	(35,785)	4,477	0.90%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Utilities (continued)
RWE AG	(42,498)	$4,686	0.94%
		23,414
Other Components	(26,249)	269,314	54.11%
Total		$497,684	100.00%

*	The following table shows the top 50 positions and related Unrealized Appreciation/(Depreciation) of the securities within the Goldman Sachs Custom Global Long Equity Index basket.

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks
Basic Materials
Arcelormittal SA	(64,590)	$1,002	0.96%
Cameco Corp.	(27,924)	930	0.89%
Westlake Corp.	(8,319)	816	0.78%
		2,748
Communications
BT Group PLC, Class A	(728,309)	875	0.84%
Informa PLC	(119,936)	879	0.84%
Liberty Media Corp-Liberty Formula One, Class C	(21,562)	1,049	1.00%
T-Mobile US, Inc.	(8,817)	1,052	1.01%
Zillow Group Inc, Class C	(24,051)	756	0.72%
		4,611
Consumer, Cyclical
Carnival Corp.	(84,644)	1,074	1.03%
Cie Generale des Etablissement	(39,679)	1,040	0.99%
Live Nation Entertainment, Inc.	(17,209)	1,094	1.04%
MGM Resorts International.	(28,810)	867	0.83%
Nitori Holdings Co Ltd.	(12,394)	887	0.85%
Walgreens Boots Alliance, Inc.	(94,933)	778	0.74%
		5,740
Consumer, Non-cyclical
Alcon Inc.	(15,229)	921	0.88%
Anheuser-Busch InBev SA/NV	(24,562)	965	0.92%
Asahi Group Holdings Ltd.	(38,473)	920	0.88%
Charles River Laboratories International Inc.	(6,032)	844	0.81%
Constellation Brands Inc, Class A	(5,946)	1,036	0.99%
Danaher Corp.	(6,130)	1,037	0.99%
Exact Sciences Corp.	(29,249)	837	0.80%
Haleon PLC	(370,792)	1,024	0.98%
Heineken NV	(15,588)	1,022	0.98%
Mondelez International Inc, Class A	(22,738)	1,008	0.96%
Otsuka Holdings Co Ltd.	(26,966)	769	0.73%
Quest Diagnostics, Inc.	(11,144)	1,033	0.99%
Tesco PLC	(398,986)	1,045	1.00%
Viatris, Inc.	(140,507)	1,012	0.97%
Zimmer Biomet Holdings Inc.	(14,377)	1,057	1.01%
		14,530

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Energy
Kinder Morgan Inc.	(72,916)	$981	0.94%
TotalEnergies SE	(23,433)	1,060	1.01%
		2,041
Financial
HSBC Holdings PLC	(138,752)	812	0.77%
Mitsubishi UFJ Financial Group	(104,907)	764	0.73%
		1,576
Industrial
Amcor PLC	(157,925)	1,046	1.00%
Carrier Global Corp	(24,679)	1,054	1.01%
Ingersoll Rand Inc.	(17,209)	1,059	1.01%
Jacobs Solutions Inc.	(9,619)	910	0.87%
Johnson Controls International	(23,575)	1,062	1.02%
Republic Services Inc, Class A	(7,406)	975	0.93%
Siemens Energy AG	(44,162)	779	0.74%
		6,885
Technology
Analog Devices Inc.	(6,814)	1,053	1.01%
Ceridian Hcm Holding, Inc.	(31,145)	1,046	1.00%
International Business Machine Corp.	(8,319)	974	0.93%
Take-Two Interactive Software,Inc.	(9,831)	1,035	0.99%
Texas Instruments, Inc.	(5,761)	759	0.72%
		4,867
Utilities
Consolidated Edison, Inc.	(17,327)	1,049	1.00%
Duke Energy Corp.	(15,521)	1,054	1.01%
Essential Utilities Inc.	(35,927)	908	0.87%
Fortis, Inc./Canada	(36,176)	952	0.91%
RWE AG	(41,927)	972	0.93%
		4,935
Other Components	(26,625)	56,702	54.19%
Total		$104,635	100.00%

*	The following table shows the top 50 positions and related Unrealized Appreciation/(Depreciation) of the securities within the Goldman Sachs Custom Global Short Equity Index basket.

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks
Basic Materials
Novonesis (Novozymes) B, Class B	16,989	$3,018	0.67%
Rio Tinto Ltd.	14,283	3,293	0.73%
Rio Tinto PLC	22,214	4,236	0.94%
		10,547
Communications
Juniper Networks, Inc.	40,809	4,316	0.96%
KDDI Corp.	59,072	4,533	1.00%
Nippon Telegraph & Telephone C	1,643,684	4,501	1.00%

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Communications (continued)
Singapore Telecommunications Ltd.	673,779	$3,966	0.88%
VeriSign Inc.	8,677	4,475	0.99%
		21,791
Consumer, Cyclical
Dollarama Inc.	17,302	4,580	1.01%
Evolution AB, 144A	10,701	3,236	0.72%
Hermes International SCA	661	4,395	0.97%
Industria de Diseno Textil SA	21,759	3,136	0.70%
Next PLC	9,041	2,995	0.66%
Volvo AB, Class B	41,687	3,096	0.69%
		21,438
Consumer, Non-cyclical
Adyen NV, 144A	1,284	4,445	0.98%
Cigna Group/The	3,109	2,981	0.66%
Dexcom Inc.	13,695	4,504	1.00%
MarketAxess Holdings Inc.	6,735	3,917	0.87%
Neurocrine Biosciences Inc.	11,442	4,569	1.01%
PayPal Holdings Inc.	18,525	3,118	0.69%
		23,534
Energy
Ovintiv Inc.	25,168	3,422	0.76%

Financial
Allstate Corp. (The)	9,815	4,545	1.01%
Ally Financial Inc.	37,891	4,360	0.96%
Coinbase Global Inc, Class A	7,245	4,669	1.03%
Corebridge Financial Inc.	53,369	4,508	1.00%
Discover Financial Services	12,401	4,704	1.04%
Equity LifeStyle Properties, Inc.	17,986	3,398	0.75%
KKR & Co Inc, Class Miscellaneous	14,689	4,484	0.99%
Mastercard, Inc., Class A	3,279	4,196	0.93%
Progressive Corp/The	7,465	4,498	1.00%
QBE Insurance Group Ltd.	97,625	3,289	0.73%
Skandinaviska Enskilda Banken AB, Class A	77,480	3,322	0.74%
State Street Corp.	21,330	4,578	1.01%
Svenska Handelsbanken AB, Class A	137,369	3,799	0.84%
Swedbank AB, Class A	60,502	3,615	0.80%
		57,965
Industrial
AECOM	17,469	4,466	0.99%
Atlas Copco AB	82,256	4,489	0.99%
Canadian National Railway Co.	10,664	3,654	0.81%
Carlisle Cos Inc.	2,891	3,398	0.75%
IDEX Corp.	7,804	4,554	1.01%
Masco Corp.	18,606	3,598	0.80%
TFI International Inc.	7,243	3,049	0.67%
Union Pacific Corp.	5,166	3,390	0.75%
		30,598

See Notes to Financial Statements.

Simplify Market Neutral Equity Long/Short ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Technology
BE Semiconductor Industries NV	6,268	$3,043	0.67%
Lam Research Corp.	1,060	3,272	0.72%
Manhattan Associates, Inc.	6,427	4,598	1.02%
MSCI Inc, Class A	3,193	4,461	0.99%
NetApp Inc.	9,178	3,429	0.76%
NVIDIA Corp.	12,289	4,404	0.97%
QUALCOMM Inc.	7,236	4,180	0.93%
		27,387
Other Components	15,844	254,983	56.45%
Total		$451,665	100.00%

See Notes to Financial Statements.

Simplify MBS ETF

Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 99.7%
U.S. Treasury Bill, 5.37%, 7/5/2024(a)	$444,500,000	$444,241,448
U.S. Treasury Bill, 5.41%, 7/30/2024(a)(b)	305,200,000	303,910,487
Total U.S. Treasury Bills (Cost $748,137,649)		748,151,935

U.S. Government Agency Mortgage Backed Securities – 98.3%
Federal National Mortgage Association, 5.00%, 7/15/2054(TBA)	186,250,000	180,341,822
Federal National Mortgage Association, 5.50%, 7/15/2054(TBA)	236,250,000	233,317,150
Federal National Mortgage Association, 6.00%, 7/15/2054(TBA)	322,500,000	323,764,548
Total U.S. Government Agency Mortgage Backed Securities (Cost $735,351,613)		737,423,520

Total Investments – 198.0%
(Cost $1,483,489,262)		$1,485,575,455
Liabilities in Excess of Other Assets – (98.0)%		(735,268,518)
Net Assets – 100.0%		$750,306,937

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion thereof, in the amount of $11,949,298 has been pledged as collateral for TBAs as of June 30, 2024.

Portfolio Abbreviations:

TBA	:	To Be Announced

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.7%
U.S. Government Agency Mortgage Backed Securities	98.3%
Total Investments	198.0%
Liabilities in Excess of Other Assets	(98.0)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 99.6%
U.S. Treasury Bill, 5.36%, 7/5/2024(a)(b)	$17,200,000	$17,189,995
U.S. Treasury Bill, 5.41%, 8/13/2024(a)(b)	92,800,000	92,219,979
U.S. Treasury Bill, 5.39%, 9/19/2024(a)(b)	5,100,000	5,040,976
Total U.S. Treasury Bills (Cost $114,444,912)		114,450,950

	Number of Contracts	Notional Amount
Purchased Options – 0.0%†
Puts – Exchange-Traded – 0.0%†
S&P 500 Index, July Strike Price $5,200, Expires 7/02/24(c)	253	131,560,000	3,162

Total Purchased Options (Cost $24,448)			3,162

Total Investments – 99.6%
(Cost $114,469,360)			$114,454,112
Other Assets in Excess of Liabilities – 0.4%			485,188
Net Assets – 100.0%			$114,939,300

	Number of Contracts	Notional Amount
Written Option – (0.0)%†

Puts – Exchange-Traded – (0.0)%†
S&P 500 Index, July Strike Price $5,000, Expires 7/02/24 (Premiums Received $12,637)	(253)	(126,500,000)	$(1,898)

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $23,047,701 have been pledged as collateral for options and swaps as of June 30, 2024.
(c)	Held in connection with Written Options.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.6%
Purchased Options	0.0%†
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

At June 30, 2024, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
AIJPMTRS*	7/15/2024	0.20%(c)	JPM	3,447,142	$3,563
BAEISETRS*	1/15/2025	0.20%(c)	BOFA	7,566,949	754
BASRUFTRS*	1/15/2025	0.20%(c)	BOFA	4,580,362	(13,106)
BNPIDTRS*	7/15/2024	0.10%(c)	BNP	15,680,968	83,472
BNPX0TRS*	3/14/2025	0.10%(c)	BNP	5,459,449	1,125
BNPX2TRS*	3/14/2025	0.10%(c)	BNP	14,566,447	3,479
BNPXDTRS*	7/15/2024	0.80%(c)	BNP	11,876,754	79,268
BNPXMTRS*	3/14/2025	0.10%(c)	BNP	13,516,392	(10,103)
GSISDRTRS*	1/15/2025	—%(c)	GS	1,894,968	—
GSISSTRS*	7/15/2024	—%(c)	GS	10,775,492	17,309
GSIVVTRS*	7/15/2024	—%(c)	GS	5,576,061	47,595
GSVICVTRS*	6/16/2025	—%(c)	GS	11,504,662	(17,903)
GSVIKGTRS*	1/15/2025	—%(c)	GS	2,854,544	1,059
GSVIKTRS*	7/15/2024	—%(c)	GS	7,171,280	47,280
GSVLFTRS*	7/15/2024	—%(c)	GS	8,597,029	165,463
Morgan Stanley Custom Junk Index*	6/22/2026	5.33% (EFFR + 0.25%)(c)	MSCS	(19,545,442)	(271,804)
Morgan Stanley Custom Quality Index*	6/22/2026	5.33% (EFFR + 0.35%)(c)	MSCS	23,026,850	(265,457)
MQIS2TRS*	7/16/2024	0.25%(c)	MBL	4,423,444	(42,488)
MQIS6TRS*	7/16/2024	0.20%(c)	MBL	14,197,392	69,034
MQISBTRS*	7/16/2024	1.25%(c)	MBL	18,130,258	184,039
MSCBL3TRS*	1/15/2025	—%(c)	MSCS	1,897,483	—
MSCBUOTRS*	1/15/2025	0.55%(c)	MSCS	8,196,394	73,192
MSCFCETRS*	1/15/2025	—%(c)	MSCS	2,830,123	25,391
MSCFVATRS*	1/15/2025	—%(c)	MSCS	1,846,331	(9,969)
MSVCDDTRS*	1/15/2025	—%(c)	MSCS	2,835,561	12,099
MSVCDNTRS*	1/15/2025	—%(c)	MSCS	6,689,643	33,954
MSVCDRTRS*	1/15/2025	—%(c)	MSCS	13,083,437	79,937
VMACBTRS*	7/16/2024	0.15%(c)	MBL	11,046,128	88,086
VMAQDSTRS*	1/15/2025	0.20%(c)	MBL	2,846,821	2,565
					$387,834

*	The components of the basket shown below.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

Abbreviations:

BNP	:	BNP Paribas
BOFA	:	Bank of America
EFFR	:	Effective Federal Funds Rate
GS	:	Goldman Sachs
JPM	:	JP Morgan
MBL	:	Macquarie Bank Limited
MSCS	:	Morgan Stanley Capital Services LLC

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

*	The following table shows the individual positions and related values of the securities within the AIJPMTRS (J.P. Morgan Short-Term Rates Trend Following, Fixed Income) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
JPM 2 ER MM Fut IdxUSD	$40,955	Short	727	20.4%
JPM 2 ED MM Fut IdxUSD	36,500	Short	648	18.2%
JPM 3 ER MM Fut IdxUSD	29,278	Short	520	14.6%
JPM 4 ER MM Fut IdxUSD	24,656	Short	438	12.3%
JPM 3 ED MM Fut IdxUSD	23,652	Short	420	11.8%
JPM 4 ED MM Fut IdxUSD	18,241	Short	324	9.1%
JIRAW03U Index	8,422	Long	150	4.2%
JPM 3 L MM Fut IdxUSD	4,790	Short	85	2.4%
JPM 2 L MM Fut IdxUSD	4,078	Short	72	2.0%
JPM 4 L MM Fut IdxUSD	3,442	Short	61	1.7%
JIRAJ03U Index	3,030	Short	54	1.5%
JIRAS03U Index	2,010	Long	36	1.0%
JIRAA03U Index	1,418	Short	25	0.7%
JIRAC03U Index	223	Short	4	0.1%
Total			3,563	100.0%

*	The following table shows the individual positions and related values of the securities within the BAEISETRS (BofA Shore E Index - Series YF, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD_CURRENCY	$8,175,190	Long	—	93.0%
SPY UP Equity	615,007	Short	752	7.0%
SPY US 07/01/24 P536 Equity	451	Short	1	0.0%
SPY US 07/01/24 P537 Equity	394	Short	1	0.0%
SPY US 07/01/24 P535 Equity	381	Short	—	0.0%
SPY US 07/02/24 P534 Equity	222	Short	—	0.0%
SPY US 07/02/24 P533 Equity	175	Short	—	0.0%
SPY US 07/02/24 P532 Equity	152	Short	—	0.0%
SPY US 07/01/24 P534 Equity	103	Short	—	0.0%
Total			754	100.0%

*	The following table shows the individual positions and related values of the securities within the BASRUFTRS (BofA Rates Fragility - 20%, Fixed Income) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USQ4P 119.0 Comdty	$4,688	Short	(263)	2.0%
USQ4P 119.0 Comdty	4,688	Short	(263)	2.0%
USQ4P 119.0 Comdty	4,688	Short	(263)	2.0%
USQ4P 119.0 Comdty	4,688	Short	(263)	2.0%
USQ4P 119.0 Comdty	4,688	Short	(263)	2.0%
TYQ4P 110.00 Comdty	3,826	Short	(215)	1.6%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
TYQ4P 110.00 Comdty	3,826	Short	(215)	1.6%
TYQ4P 110.00 Comdty	3,826	Short	(215)	1.6%
TYQ4P 110.00 Comdty	3,826	Short	(215)	1.6%
TYQ4P 110.00 Comdty	3,826	Short	(215)	1.6%
USQ4P 118.0 Comdty	3,457	Short	(194)	1.5%
USQ4P 118.0 Comdty	3,456	Short	(194)	1.5%
USQ4P 118.0 Comdty	3,456	Short	(194)	1.5%
USQ4P 118.0 Comdty	3,456	Short	(194)	1.5%
USQ4P 118.0 Comdty	3,456	Short	(194)	1.5%
USQ4P 120.0 Comdty	3,054	Short	(171)	1.3%
USQ4P 120.0 Comdty	3,054	Short	(171)	1.3%
USQ4P 120.0 Comdty	3,054	Short	(171)	1.3%
USQ4P 120.0 Comdty	3,054	Short	(171)	1.3%
USQ4P 120.0 Comdty	3,054	Short	(171)	1.3%
TYQ4P 109.50 Comdty	2,655	Short	(149)	1.1%
TYQ4P 109.50 Comdty	2,655	Short	(149)	1.1%
TYQ4P 109.50 Comdty	2,655	Short	(149)	1.1%
TYQ4P 109.50 Comdty	2,655	Short	(149)	1.1%
TYQ4P 109.50 Comdty	2,655	Short	(149)	1.1%
TYQ4P 110.50 Comdty	2,607	Short	(146)	1.1%
TYQ4P 110.50 Comdty	2,607	Short	(146)	1.1%
TYQ4P 110.50 Comdty	2,607	Short	(146)	1.1%
TYQ4P 110.50 Comdty	2,607	Short	(146)	1.1%
TYQ4P 110.50 Comdty	2,607	Short	(146)	1.1%
USQ4P 117.0 Comdty	2,465	Short	(138)	1.1%
USQ4P 117.0 Comdty	2,465	Short	(138)	1.1%
USQ4P 117.0 Comdty	2,465	Short	(138)	1.1%
USQ4P 117.0 Comdty	2,465	Short	(138)	1.1%
USQ4P 117.0 Comdty	2,465	Short	(138)	1.1%
FVQ4P 106.50 Comdty	2,394	Short	(134)	1.0%
FVQ4P 106.50 Comdty	2,394	Short	(134)	1.0%
FVQ4P 106.50 Comdty	2,394	Short	(134)	1.0%
FVQ4P 106.50 Comdty	2,394	Short	(134)	1.0%
FVQ4P 106.50 Comdty	2,394	Short	(134)	1.0%
FVQ4P 106.25 Comdty	1,814	Short	(102)	0.8%
FVQ4P 106.25 Comdty	1,814	Short	(102)	0.8%
FVQ4P 106.25 Comdty	1,814	Short	(102)	0.8%
FVQ4P 106.25 Comdty	1,814	Short	(102)	0.8%
FVQ4P 106.25 Comdty	1,814	Short	(102)	0.8%
TYQ4C 111.00 Comdty	1,722	Short	(97)	0.7%
TYQ4C 111.00 Comdty	1,722	Short	(97)	0.7%
TYQ4C 111.00 Comdty	1,722	Short	(97)	0.7%
TYQ4C 111.00 Comdty	1,722	Short	(97)	0.7%
TYQ4C 111.00 Comdty	1,722	Short	(97)	0.7%
Other Components	90,039	—	(5,055)	38.6%
Total			(13,106)	100.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

*	The following table shows the individual positions and related values of the securities within the BNPIDTRS (BNPP Dynamic Volatility Roll Down US, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Cash	$17,616,733	Long	—	90.4%
CBOE VIX FUTURE Jul 24	1,871,158	Short	83,472	9.6%
Total			83,472	100.0%

*	The following table shows the individual positions and related values of the securities within the BNPX0TRS (BNP Paribas Kinetis R 10Y Swap, Fixed Income) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Cash	$8,153,235	Long	—	70.3%
USD 19/07/2024 Swap 19/07/2034	447,093	Short	164	3.9%
USD 22/11/2024 Swap 22/11/2034	447,093	Short	164	3.9%
USD 23/08/2024 Swap 23/08/2034	447,093	Short	164	3.9%
USD 20/09/2024 Swap 20/09/2034	447,093	Short	164	3.9%
USD 18/10/2024 Swap 18/10/2034	447,093	Short	164	3.9%
USD 20/12/2024 Swap 20/12/2034	447,093	Short	164	3.9%
EUR Cash	383,101	Long	—	3.3%
EUR 19/07/2024 Swap 19/07/2034	63,850	Short	23	0.6%
EUR 20/09/2024 Swap 20/09/2034	63,850	Short	23	0.6%
EUR 23/08/2024 Swap 23/08/2034	63,850	Short	23	0.6%
EUR 18/10/2024 Swap 18/10/2034	63,850	Short	23	0.6%
EUR 22/11/2024 Swap 22/11/2034	63,850	Short	23	0.6%
EUR 20/12/2024 Swap 20/12/2034	63,850	Short	23	0.6%
Total			1,125	100.0%

*	The following table shows the individual positions and related values of the securities within the BNPX2TRS (BNP Paribas Kinetis R 2Y Swap, Fixed Income) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Cash	$46,342,370	Long	—	47.0%
USD 19/07/2024 Swap 19/07/2026	31,770,721	Short	2,629	32.2%
EUR 19/07/2024 Swap 19/07/2026	10,279,565	Short	850	10.4%
EUR Cash	10,279,562	Long	—	10.4%
Total			3,479	100.0%

*	The following table shows the individual positions and related values of the securities within the BNPXDTRS (BNPP Daily CDI Carry ex-Agriculture and Livestock 12x, Commodity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Cash	$140,198,711	Long	—	32.8%
USD Cash	128,294,823	Short	—	30.0%
GOLD 100 OZ FUTR Dec24	6,942,263	Long	3,469	1.6%
GOLD 100 OZ FUTR Aug24	6,940,055	Short	3,467	1.6%
WTI CRUDE FUTURE Aug24	4,678,912	Short	2,338	1.1%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
WTI CRUDE FUTURE Dec25	4,581,444	Short	2,289	1.1%
WTI CRUDE FUTURE Oct24	4,575,237	Long	2,286	1.1%
WTI CRUDE FUTURE Jan25	4,511,770	Long	2,254	1.1%
WTI CRUDE FUTURE Dec24	4,082,951	Long	2,040	1.0%
BRENT CRUDE FUTR Jun25	4,052,171	Short	2,025	0.9%
BRENT CRUDE FUTR Oct24	4,051,355	Long	2,024	0.9%
BRENT CRUDE FUTR Mar25	4,040,225	Long	2,019	0.9%
BRENT CRUDE FUTR Dec24	4,036,334	Long	2,017	0.9%
LME COPPER FUTURE Mar25	3,713,416	Long	1,855	0.9%
LME COPPER FUTURE Dec24	3,708,354	Long	1,853	0.9%
LME COPPER FUTURE Sep24	3,707,636	Short	1,852	0.9%
NATURAL GAS FUTR Apr25	3,581,574	Long	1,789	0.8%
NATURAL GAS FUTR Feb25	3,451,185	Long	1,724	0.8%
NATURAL GAS FUTR Dec24	3,401,427	Short	1,699	0.8%
NATURAL GAS FUTR Mar25	3,377,299	Short	1,687	0.8%
WTI CRUDE FUTURE Jun25	3,329,591	Short	1,664	0.8%
LME COPPER FUTURE Dec25	3,324,761	Long	1,661	0.8%
LME COPPER FUTURE Aug24	3,239,642	Short	1,619	0.8%
BRENT CRUDE FUTR Sep25	3,064,165	Short	1,531	0.7%
WTI CRUDE FUTURE Mar25	3,056,444	Long	1,527	0.7%
BRENT CRUDE FUTR Apr25	2,930,265	Short	1,464	0.7%
WTI CRUDE FUTURE Sep24	2,913,395	Short	1,456	0.7%
BRENT CRUDE FUTR Sep24	2,441,348	Short	1,220	0.6%
BRENT CRUDE FUTR Nov24	2,350,116	Long	1,174	0.6%
LME COPPER FUTURE Nov24	2,276,336	Short	1,137	0.5%
NATURAL GAS FUTR Aug24	2,261,789	Short	1,130	0.5%
LME COPPER FUTURE Oct24	2,190,983	Short	1,095	0.5%
LME PRI ALUM FUTR Dec24	2,075,000	Long	1,037	0.5%
LME PRI ALUM FUTR Sep24	2,064,301	Short	1,031	0.5%
WTI CRUDE FUTURE Nov25	2,012,976	Short	1,006	0.5%
WTI CRUDE FUTURE Nov24	2,012,563	Long	1,006	0.5%
NATURAL GAS FUTR Jan25	1,792,151	Short	895	0.4%
NATURAL GAS FUTR Oct24	1,602,136	Long	800	0.4%
GASOLINE RBOB FUT Oct24	1,528,431	Long	764	0.4%
GASOLINE RBOB FUT Jan25	1,522,347	Short	761	0.4%
Low Su Gasoil G Jun25	1,346,992	Long	673	0.3%
Low Su Gasoil G Mar25	1,346,208	Long	673	0.3%
Low Su Gasoil G Dec24	1,343,109	Long	671	0.3%
Low Su Gasoil G Oct24	1,342,017	Short	671	0.3%
Low Su Gasoil G Nov24	1,341,716	Long	670	0.3%
Low Su Gasoil G Dec25	1,341,638	Short	670	0.3%
Low Su Gasoil G Sep24	1,341,092	Short	670	0.3%
Low Su Gasoil G Aug24	1,338,432	Short	669	0.3%
BRENT CRUDE FUTR Feb25	1,280,621	Short	640	0.3%
NATURAL GAS FUTR Sep24	1,263,257	Long	631	0.3%
Other Components	19,947,808	—	9,966	4.7%
Total			79,268	100.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

*	The following table shows the individual positions and related values of the securities within the BNPXMTRS (BNP Paribas Kinetis R Money Markets, Fixed Income) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Cash	$75,805,378	Long	—	40.0%
EUR Cash	25,531,607	Long	—	13.5%
SFRM5 Comdty	15,695,633	Short	(1,802)	8.3%
SFRH5 Comdty	15,647,421	Short	(1,796)	8.3%
SFRZ4 Comdty	15,584,482	Short	(1,789)	8.2%
SFRU4 Comdty	15,518,285	Short	(1,781)	8.2%
ERM5 Comdty	6,416,464	Short	(737)	3.4%
ERH5 Comdty	6,401,629	Short	(735)	3.4%
ERZ4 Comdty	6,382,833	Short	(733)	3.4%
ERU4 Comdty	6,363,382	Short	(730)	3.4%
Total			(10,103)	100.0%

*	The following table shows the individual positions and related values of the securities within the GSISDRTRS(GS Intraday Delta Replication VX Series 5, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
UXN4 Index	$7,052	Long	0	57.0%
UXQ4 Index	1,110	Long	0	9.0%
VIX 07/17/24 C17 Index	949	Short	0	7.7%
VIX 07/17/24 C16 Index	677	Short	0	5.5%
VIX 07/17/24 C18 Index	564	Short	0	4.6%
VIX 07/17/24 C25 Index	290	Long	0	2.3%
VIX 07/17/24 C27 Index	177	Long	0	1.4%
VIX 07/17/24 C26 Index	167	Long	0	1.3%
VIX 07/17/24 C15.5 Index	161	Short	0	1.3%
VIX 08/21/24 C18 Index	157	Short	0	1.3%
VIX 08/21/24 C19 Index	152	Short	0	1.2%
VIX 07/17/24 C19 Index	140	Short	0	1.1%
VIX 07/17/24 C24 Index	102	Long	0	0.8%
VIX 08/21/24 C20 Index	84	Short	0	0.7%
VIX 08/21/24 C34 Index	71	Long	0	0.6%
VIX 08/21/24 C21 Index	66	Short	0	0.5%
VIX 07/17/24 C28 Index	63	Long	0	0.5%
VIX 07/17/24 C15 Index	57	Short	0	0.5%
VIX 07/17/24 C22 Index	54	Long	0	0.4%
VIX 08/21/24 C33 Index	47	Long	0	0.4%
VIX 08/21/24 C22 Index	47	Short	0	0.4%
VIX 07/17/24 C32 Index	45	Long	0	0.4%
VIX 08/21/24 C36 Index	41	Long	0	0.3%
VIX 07/17/24 C20 Index	39	Short	0	0.3%
VIX 07/17/24 C29 Index	24	Long	0	0.2%
VIX 07/17/24 C30 Index	20	Long	0	0.2%
VIX 08/21/24 C37 Index	11	Long	0	0.1%
VIX 08/21/24 C35 Index	6	Long	0	0.0%
VIX 07/17/24 C33 Index	5	Long	0	0.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
VIX 07/17/24 C21 Index	4	Short	0	0.0%
Total			—	100.0%

*	The following table shows the individual positions and related values of the securities within the GSISSTRS (GS Systematic Skew US Series 1D, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPX 07/19/24 C5230 Index	$37,082	Long	739	4.3%
SPX 07/19/24 C5215 Index	27,698	Long	552	3.2%
SPX 09/20/24 5485 Index	24,510	Short	488	2.8%
SPX 07/19/24 C5290 Index	19,013	Long	379	2.2%
SPX 08/16/24 C5250 Index	18,913	Long	377	2.2%
SPX 07/19/24 C5360 Index	16,406	Long	327	1.9%
SPX 08/16/24 5485 Index	15,838	Short	316	1.8%
SPX 08/16/24 C5340 Index	15,091	Long	301	1.7%
SPX 07/19/24 C5305 Index	13,576	Long	271	1.6%
SPX 09/20/24 C5410 Index	12,919	Long	257	1.5%
SPX 10/18/24 5485 Index	12,719	Short	253	1.5%
SPX 07/19/24 C5320 Index	11,964	Long	238	1.4%
SPX 07/19/24 C5335 Index	11,920	Long	238	1.4%
SPX 07/19/24 C5330 Index	11,386	Long	227	1.3%
SPX 08/16/24 C5270 Index	11,261	Long	224	1.3%
SPX 07/19/24 5485 Index	11,257	Short	224	1.3%
SPX 07/19/24 C5410 Index	10,212	Long	203	1.2%
SPX 07/19/24 C5310 Index	9,949	Long	198	1.1%
SPX 07/19/24 C5370 Index	9,940	Long	198	1.1%
SPX 07/19/24 C5405 Index	9,355	Long	186	1.1%
SPX 09/20/24 C5440 Index	9,109	Long	182	1.0%
SPX 08/16/24 C5370 Index	8,836	Long	176	1.0%
SPX 08/16/24 C5440 Index	8,731	Long	174	1.0%
SPX 07/19/24 C5235 Index	8,721	Long	174	1.0%
SPX 08/16/24 C5410 Index	8,704	Long	173	1.0%
SPX 09/20/24 C5380 Index	8,656	Long	172	1.0%
SPX 07/19/24 C5255 Index	8,494	Long	169	1.0%
SPX 07/19/24 C5325 Index	8,360	Long	167	1.0%
SPX 07/19/24 C5250 Index	8,244	Long	164	0.9%
SPX 08/16/24 C5400 Index	7,886	Long	157	0.9%
SPX 07/19/24 C5340 Index	7,278	Long	145	0.8%
SPX 08/16/24 C5360 Index	7,099	Long	141	0.8%
SPX 08/16/24 C5450 Index	7,079	Long	141	0.8%
SPX 07/19/24 C5425 Index	7,070	Long	141	0.8%
SPX 07/19/24 C5380 Index	6,901	Long	138	0.8%
SPX 09/20/24 C5490 Index	6,819	Long	136	0.8%
SPX 10/18/24 C5660 Index	6,805	Long	136	0.8%
SPX 08/16/24 C5280 Index	6,155	Long	123	0.7%
SPX 08/16/24 C5290 Index	6,101	Long	122	0.7%
SPX 07/19/24 C5365 Index	5,769	Long	115	0.7%
SPX 07/19/24 C5375 Index	5,632	Long	112	0.6%
SPX 08/16/24 P4995 Index	5,596	Short	112	0.6%
SPX 08/16/24 C5475 Index	5,572	Long	111	0.6%
SPX 08/16/24 P5065 Index	5,274	Short	105	0.6%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPX 09/20/24 P4995 Index	5,111	Short	102	0.6%
SPX 09/20/24 C5325 Index	5,045	Long	101	0.6%
SPX 09/20/24 C5475 Index	4,999	Long	100	0.6%
SPX 09/20/24 P5090 Index	4,877	Short	97	0.6%
SPX 07/19/24 C5420 Index	4,859	Long	97	0.6%
SPX 08/16/24 C5365 Index	4,826	Long	96	0.6%
Other Components	353,000	—	7,034	40.6%
Total			17,309	100.0%

*	The following table shows the individual positions and related values of the securities within the GSIVVTRS (GS VX Volatility Carry Series 6, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
UXN4 Index	$703,881	Short	36,228	76.1%
UXQ4 Index	70,283	Short	3,617	7.6%
VIX 07/17/24 P14 Index	32,082	Short	1,651	3.5%
VIX 07/17/24 P14.5 Index	21,737	Short	1,119	2.4%
VIX 07/17/24 P13.5 Index	17,711	Short	912	1.9%
VIX 07/17/24 C15 Index	13,739	Short	707	1.5%
VIX 07/17/24 C16 Index	12,399	Short	638	1.3%
VIX 07/17/24 C15.5 Index	11,092	Short	571	1.2%
VIX 07/17/24 C14.5 Index	6,405	Short	330	0.7%
VIX 08/21/24 P15 Index	5,844	Short	301	0.6%
VIX 07/17/24 C17 Index	4,201	Short	216	0.5%
VIX 08/21/24 P14.5 Index	3,553	Short	183	0.4%
VIX 08/21/24 C17 Index	3,503	Short	180	0.4%
VIX 08/21/24 C18 Index	2,669	Short	137	0.3%
VIX 07/17/24 P15 Index	2,379	Short	122	0.3%
VIX 08/21/24 C16 Index	2,322	Short	120	0.3%
VIX 08/21/24 P14 Index	1,714	Short	88	0.2%
VIX 07/17/24 C35 Index	879	Long	45	0.1%
VIX 07/17/24 C42.5 Index	630	Long	32	0.1%
VIX 07/17/24 C38 Index	597	Long	31	0.1%
VIX 07/17/24 C33 Index	570	Long	29	0.1%
VIX 07/17/24 C34 Index	537	Long	28	0.1%
VIX 07/17/24 C37 Index	513	Long	26	0.1%
VIX 08/21/24 C19 Index	506	Short	26	0.1%
VIX 08/21/24 P16 Index	477	Short	25	0.1%
VIX 07/17/24 C18 Index	467	Short	24	0.1%
VIX 07/17/24 C45 Index	440	Long	23	0.0%
VIX 07/17/24 C40 Index	394	Long	20	0.0%
VIX 07/17/24 P13 Index	368	Short	19	0.0%
VIX 08/21/24 C55 Index	363	Long	19	0.0%
VIX 07/17/24 C32 Index	323	Long	17	0.0%
VIX 07/17/24 C39 Index	314	Long	16	0.0%
VIX 07/17/24 C31 Index	276	Long	14	0.0%
VIX 08/21/24 C47.5 Index	273	Long	14	0.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
VIX 08/21/24 C45 Index	236	Long	12	0.0%
VIX 07/17/24 C36 Index	211	Long	11	0.0%
VIX 08/21/24 C50 Index	166	Long	9	0.0%
VIX 07/17/24 C28 Index	152	Long	8	0.0%
VIX 07/17/24 C30 Index	146	Long	8	0.0%
VIX 07/17/24 C47.5 Index	124	Long	6	0.0%
VIX 08/21/24 C65 Index	93	Long	5	0.0%
VIX 08/21/24 C60 Index	65	Long	3	0.0%
VIX 07/17/24 C55 Index	65	Long	3	0.0%
VIX 07/17/24 C50 Index	40	Long	2	0.0%
VIX 07/17/24 C60 Index	6	Long	0	0.0%
Total			47,595	100.0%

*	The following table shows the individual positions and related values of the securities within the GSVICVTRS (GS Corridor Variance Swap US Series 1, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPX 09/20/24 P5100 Index	$35,787	Short	(3,076)	17.2%
SPX 09/20/24 P4850 Index	22,185	Long	(1,907)	10.7%
SPX 09/20/24 P5150 Index	13,299	Short	(1,143)	6.4%
SPX 08/16/24 P5000 Index	12,194	Short	(1,048)	5.9%
SPX 09/20/24 P4900 Index	9,333	Long	(802)	4.5%
SPX 08/16/24 P4750 Index	8,264	Long	(710)	4.0%
SPX 08/16/24 P5100 Index	5,096	Short	(438)	2.4%
SPX 08/16/24 P5050 Index	4,606	Short	(396)	2.2%
SPX 09/20/24 P4800 Index	4,142	Long	(356)	2.0%
SPXW 08/30/24 P5150 Index	4,017	Short	(345)	1.9%
SPX 08/16/24 P4800 Index	3,906	Long	(336)	1.9%
SPX 08/16/24 P4850 Index	3,897	Long	(335)	1.9%
SPXW 08/09/24 P5100 Index	2,974	Short	(256)	1.4%
SPX 08/16/24 P4700 Index	2,614	Long	(225)	1.3%
SPX 09/20/24 P5000 Index	2,415	Long	(208)	1.2%
SPX 09/20/24 P4950 Index	2,169	Long	(186)	1.0%
SPX 08/16/24 P4650 Index	2,132	Long	(183)	1.0%
SPX 08/16/24 P5150 Index	2,042	Short	(176)	1.0%
SPX 09/20/24 P5050 Index	1,946	Short	(167)	0.9%
SPXW 08/30/24 P4900 Index	1,876	Long	(161)	0.9%
SPXW 07/26/24 P5100 Index	1,813	Short	(156)	0.9%
SPXW 08/09/24 P5150 Index	1,646	Short	(141)	0.8%
SPX 09/20/24 P4750 Index	1,489	Long	(128)	0.7%
SPXW 07/31/24 P5100 Index	1,464	Short	(126)	0.7%
SPX 09/20/24 P4700 Index	1,376	Long	(118)	0.7%
SPXW 08/09/24 P4850 Index	1,315	Long	(113)	0.6%
SPX 09/20/24 P4650 Index	1,274	Long	(109)	0.6%
SPX 09/20/24 P4600 Index	1,185	Long	(102)	0.6%
SPXW 08/02/24 P5100 Index	1,136	Short	(98)	0.5%
SPXW 07/26/24 P5050 Index	1,117	Short	(96)	0.5%
SPX 09/20/24 P4550 Index	1,108	Long	(95)	0.5%
SPX 08/16/24 P4950 Index	1,093	Short	(94)	0.5%
SPX 07/19/24 P5100 Index	1,086	Short	(93)	0.5%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPX 09/20/24 P4500 Index	1,039	Long	(89)	0.5%
SPX 07/19/24 P5000 Index	983	Short	(84)	0.5%
SPX 09/20/24 P4450 Index	978	Long	(84)	0.5%
SPX 08/16/24 P4600 Index	954	Long	(82)	0.5%
SPX 09/20/24 P4400 Index	923	Long	(79)	0.4%
SPXW 07/31/24 P5050 Index	908	Short	(78)	0.4%
SPX 08/16/24 P4550 Index	889	Long	(76)	0.4%
SPX 09/20/24 P4350 Index	874	Long	(75)	0.4%
SPXW 07/26/24 P5000 Index	870	Short	(75)	0.4%
SPXW 07/26/24 P5150 Index	860	Short	(74)	0.4%
SPX 08/16/24 P4500 Index	834	Long	(72)	0.4%
SPX 09/20/24 P4300 Index	828	Long	(71)	0.4%
SPX 09/20/24 P4250 Index	789	Long	(68)	0.4%
SPX 08/16/24 P4450 Index	780	Long	(67)	0.4%
SPX 09/20/24 P4200 Index	751	Long	(65)	0.4%
SPXW 07/26/24 P4850 Index	749	Long	(64)	0.4%
SPX 08/16/24 P4400 Index	738	Long	(63)	0.4%
Other Components	31,530	—	(2,710)	15.1%
Total			(17,903)	100.0%

*	The following table shows the individual positions and related values of the securities within the GSVIKGTRS (GS Credit Volatility Carry Global Series 5, Credit) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
ITXEB541 Corp	$2,754,504	Long	88	8.3%
(CDX.NA.IG.42-V1.5Y 17Jul24 55 Payer)	1,504,745	Short	48	4.6%
(CDX.NA.IG.42-V1.5Y 17Jul24 50 Receiver)	1,373,435	Short	44	4.2%
(CDX.NA.IG.42-V1.5Y 17Jul24 57.5 Payer)	1,300,440	Short	42	3.9%
(CDX.NA.IG.42-V1.5Y 17Jul24 52.5 Payer)	1,225,049	Short	39	3.7%
(CDX.NA.IG.42-V1.5Y 17Jul24 47.5 Receiver)	1,174,986	Short	38	3.6%
CDXIG542 Corp	1,148,689	Long	37	3.5%
(iTraxx Europe.41-V1.5Y 17Jul24 50 Receiver)	1,088,255	Short	35	3.3%
(iTraxx Europe.41-V1.5Y 17Jul24 57.5 Payer)	1,016,860	Short	33	3.1%
(iTraxx Europe.41-V1.5Y 17Jul24 55 Payer)	997,051	Short	32	3.0%
(iTraxx Europe.41-V1.5Y 17Jul24 47.5 Receiver)	703,266	Short	23	2.1%
(iTraxx Europe.41-V1.5Y 17Jul24 52.5 Receiver)	659,101	Short	21	2.0%
(iTraxx Europe.41-V1.5Y 17Jul24 60 Payer)	646,534	Short	21	2.0%
(CDX.NA.IG.42-V1.5Y 21Aug24 50 Receiver)	638,323	Short	20	1.9%
(CDX.NA.IG.42-V1.5Y 21Aug24 52.5 Receiver)	608,119	Short	19	1.8%
(CDX.NA.IG.42-V1.5Y 21Aug24 60 Payer)	596,091	Short	19	1.8%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
(iTraxx Europe.41-V1.5Y 17Jul24 52.5 Payer)	487,113	Short	16	1.5%
(CDX.NA.IG.42-V1.5Y 21Aug24 62.5 Payer)	476,408	Short	15	1.4%
(iTraxx Europe.41-V1.5Y 21Aug24 60 Receiver)	449,322	Short	14	1.4%
(iTraxx Europe.41-V1.5Y 21Aug24 62.5 Receiver)	431,540	Short	14	1.3%
ITXEX541 Corp	425,021	Long	14	1.3%
(CDX.NA.IG.42-V1.5Y 17Jul24 60 Payer)	410,309	Short	13	1.2%
(iTraxx Europe.41-V1.5Y 21Aug24 70 Payer)	397,795	Short	13	1.2%
(iTraxx Europe.41-V1.5Y 17Jul24 62.5 Payer)	376,969	Short	12	1.1%
(iTraxx Europe.41-V1.5Y 17Jul24 65 Payer)	369,994	Short	12	1.1%
(CDX.NA.IG.42-V1.5Y 21Aug24 57.5 Payer)	361,662	Short	12	1.1%
(iTraxx Europe.41-V1.5Y 21Aug24 65 Payer)	360,322	Short	12	1.1%
(CDX.NA.IG.42-V1.5Y 17Jul24 45 Receiver)	359,816	Short	12	1.1%
(iTraxx Europe.41-V1.5Y 21Aug24 57.5 Receiver)	357,811	Short	11	1.1%
(CDX.NA.IG.42-V1.5Y 21Aug24 47.5 Receiver)	352,142	Short	11	1.1%
(CDX.NA.IG.42-V1.5Y 21Aug24 55 Payer)	352,142	Short	11	1.1%
(CDX.NA.HY.42-V1.5Y 17Jul24 106.75 Receiver)	343,218	Short	11	1.0%
(iTraxx Europe.41-V1.5Y 17Jul24 57.5 Receiver)	320,094	Short	10	1.0%
(CDX.NA.HY.42-V1.5Y 17Jul24 106.5 Receiver)	309,663	Short	10	0.9%
(iTraxx Europe.41-V1.5Y 17Jul24 60 Receiver)	307,996	Short	10	0.9%
(iTraxx Europe.41-V1.5Y 21Aug24 75 Payer)	303,262	Short	10	0.9%
(iTraxx Europe XOver.41-V1.5Y 17Jul24 287.5 Receiver)	295,813	Short	9	0.9%
(CDX.NA.IG.42-V1.5Y 17Jul24 52.5 Receiver)	291,543	Short	9	0.9%
(iTraxx Europe XOver.41-V1.5Y 17Jul24 325 Payer)	290,961	Short	9	0.9%
(CDX.NA.IG.42-V1.5Y 21Aug24 55 Receiver)	286,181	Short	9	0.9%
(CDX.NA.HY.42-V1.5Y 17Jul24 105.75 Payer)	281,670	Short	9	0.9%
(iTraxx Europe XOver.41-V1.5Y 17Jul24 312.5 Payer)	256,322	Short	8	0.8%
(iTraxx Europe.41-V1.5Y 17Jul24 55 Receiver)	248,762	Short	8	0.8%
(iTraxx Europe.41-V1.5Y 17Jul24 67.5 Payer)	240,452	Short	8	0.7%
(iTraxx Europe XOver.41-V1.5Y 17Jul24 275 Receiver)	232,027	Short	7	0.7%
(CDX.NA.HY.42-V1.5Y 17Jul24 106.25 Receiver)	222,071	Short	7	0.7%
(iTraxx Europe XOver.41-V1.5Y 17Jul24 337.5 Payer)	219,566	Short	7	0.7%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
(iTraxx Europe XOver.41-V1.5Y 17Jul24 300 Receiver)	212,855	Short	7	0.6%
(CDX.NA.HY.42-V1.5Y 17Jul24 105.25 Payer)	207,987	Short	7	0.6%
CXPHY542 Corp	194,122	Short	6	0.6%
Other Components	4,575,026	—	147	13.8%
Total			1,059	100.0%

*	The following table shows the individual positions and related values of the securities within the GSVIKTRS (GS Credit Volatility Carry US HY Series 5, Credit) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
HYG 07/19/24 P77 Equity	$35,112	Short	13,167	27.8%
HYG 08/16/24 P77 Equity	22,515	Short	8,443	17.9%
HYG 07/01/24 77.5 Equity	17,099	Short	6,412	13.6%
HYG 07/19/24 C77 Equity	14,187	Short	5,320	11.3%
HYG 08/16/24 C77 Equity	8,554	Short	3,208	6.8%
HYG 08/16/24 P76 Equity	7,837	Short	2,939	6.2%
HYG 07/19/24 P76 Equity	5,005	Short	1,877	4.0%
HYG 08/16/24 C78 Equity	2,944	Short	1,104	2.3%
HYG 07/01/24 77 Equity	2,823	Short	1,059	2.2%
HYG 09/20/24 P77 Equity	1,725	Short	647	1.4%
HYG 07/19/24 P77.5 Equity	1,494	Short	560	1.2%
HYG 07/19/24 C77.5 Equity	1,383	Short	519	1.1%
HYG 07/19/24 C78 Equity	1,358	Short	509	1.1%
HYG 07/19/24 C76 Equity	1,009	Short	378	0.8%
HYG 07/19/24 P76.5 Equity	918	Short	344	0.7%
HYG 09/20/24 P76 Equity	724	Short	271	0.6%
HYG 09/20/24 C77 Equity	549	Short	206	0.4%
HYG 09/20/24 C78 Equity	354	Short	133	0.3%
HYG 07/19/24 P75 Equity	259	Short	97	0.2%
HYG 08/16/24 P75 Equity	229	Short	86	0.2%
HYG 07/19/24 P74 Equity	2	Short	1	0.0%
Total			47,280	100.0%

The following table shows the individual positions and related values of the securities within the GSVLFTRS (GS USD Swaption Forward Volatility, Fixed Income) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SWO Put USD 14Jul27 404 17Apr24 5y	$10,336,614	Long	4,543	2.8%
SWO Call USD 14Jul27 404 17Apr24 5y	10,336,614	Long	4,543	2.8%
SWP USD5y 170424140727 0.0404	9,812,286	Short	4,313	2.7%
SWP USD5y 030424250631 0.0391	8,448,721	Short	3,713	2.2%
SWO Put USD 23Jul31 416 1May24 5y	7,306,758	Long	3,212	2.0%
SWO Put USD 31Jul24 431 1May24 7y	7,306,758	Long	3,212	2.0%
SWO Call USD 23Jul31 416 1May24 5y	7,306,758	Long	3,212	2.0%
SWO Call USD 31Jul24 431 1May24 7y	7,306,758	Long	3,212	2.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SWP USD5y 010524230731 0.0416	7,296,022	Short	3,207	2.0%
SWO Put USD 17Jul24 426 17Apr24 7y	6,925,531	Short	3,044	1.9%
SWO Put USD 17Jul24 472 17Apr24 2y	6,925,531	Long	3,044	1.9%
SWO Call USD 17Jul24 426 17Apr24 7y	6,925,531	Short	3,044	1.9%
SWO Call USD 17Jul24 472 17Apr24 2y	6,925,531	Long	3,044	1.9%
SWO Put USD 25Jun31 391 3Apr24 5y	6,844,526	Long	3,008	1.8%
SWO Call USD 3Jul24 396 3Apr24 7y	6,844,526	Long	3,008	1.8%
SWO Call USD 25Jun31 391 3Apr24 5y	6,844,526	Long	3,008	1.8%
SWO Put USD 3Jul24 396 3Apr24 7y	6,844,526	Long	3,008	1.8%
SWO Put USD 31Jul24 426 1May24 10y	4,384,055	Short	1,927	1.2%
SWO Call USD 31Jul24 426 1May24 10y	4,384,055	Short	1,927	1.2%
SWO Call USD 3Jul24 394 3Apr24 10y	4,106,715	Short	1,805	1.1%
SWO Put USD 3Jul24 394 3Apr24 10y	4,106,715	Short	1,805	1.1%
SWO Put USD 14Aug24 402 15May24 20y	3,949,686	Short	1,736	1.0%
SWO Put USD 14Aug24 405 15May24 10y	3,949,686	Long	1,736	1.0%
SWO Call USD 2Aug34 398 15May24 10y	3,949,686	Long	1,736	1.0%
SWO Call USD 14Aug24 402 15May24 20y	3,949,686	Short	1,736	1.0%
SWO Call USD 14Aug24 405 15May24 10y	3,949,686	Long	1,736	1.0%
SWO Put USD 2Aug34 398 15May24 10y	3,949,686	Long	1,736	1.0%
SWO Put USD 23Aug34 389 5Jun24 10y	3,866,802	Long	1,700	1.0%
SWO Call USD 4Sep24 392 5Jun24 20y	3,866,802	Short	1,700	1.0%
SWO Call USD 4Sep24 394 5Jun24 10y	3,866,802	Long	1,700	1.0%
SWO Call USD 23Aug34 389 5Jun24 10y	3,866,802	Long	1,700	1.0%
SWO Put USD 4Sep24 392 5Jun24 20y	3,866,802	Short	1,699	1.0%
SWO Put USD 4Sep24 394 5Jun24 10y	3,866,802	Long	1,699	1.0%
SWO Put USD 26Jul34 393 8May24 10y	3,864,229	Long	1,698	1.0%
SWO Call USD 7Aug24 398 8May24 20y	3,864,229	Short	1,698	1.0%
SWO Call USD 7Aug24 401 8May24 10y	3,864,229	Long	1,698	1.0%
SWO Call USD 26Jul34 393 8May24 10y	3,864,229	Long	1,698	1.0%
SWO Put USD 7Aug24 398 8May24 20y	3,864,229	Short	1,698	1.0%
SWO Put USD 7Aug24 401 8May24 10y	3,864,229	Long	1,698	1.0%
SWO Put USD 10Jul24 392 10Apr24 20y	3,839,634	Short	1,688	1.0%
SWO Put USD 10Jul24 395 10Apr24 10y	3,839,634	Long	1,688	1.0%
SWO Put USD 28Jun34 388 10Apr24 10y	3,839,634	Long	1,688	1.0%
SWO Call USD 10Jul24 392 10Apr24 20y	3,839,634	Short	1,688	1.0%
SWO Call USD 10Jul24 395 10Apr24 10y	3,839,634	Long	1,688	1.0%
SWO Call USD 28Jun34 388 10Apr24 10y	3,839,634	Long	1,688	1.0%
SWP USD10y 150524020834 0.0398	3,639,898	Short	1,600	1.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SWO Put USD 17Jul24 422 17Apr24 10y	3,411,082	Short	1,499	0.9%
SWO Put USD 17Jul24 434 17Apr24 5y	3,411,082	Long	1,499	0.9%
SWO Call USD 17Jul24 422 17Apr24 10y	3,411,082	Short	1,499	0.9%
SWO Call USD 17Jul24 434 17Apr24 5y	3,411,082	Long	1,499	0.9%
Other Components	118,531,830	—	52,098	31.5%
Total			165,463	100.0%

The following table shows the individual positions and related values of the securities within the MSSIJNK1A (Morgan Stanley Custom Junk Index, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Alnylam Pharmaceuticals Inc.	$(302,978)	—	(4,151)	1.5%
AT&T Inc.	(271,341)	—	(3,717)	1.4%
Carnival Corp.	(244,374)	—	(3,348)	1.2%
Norwegian Cruise Line Holdings	(224,755)	—	(3,079)	1.1%
CVS Health Corp.	(221,587)	—	(3,036)	1.1%
Caesars Entertainment Inc.	(219,990)	—	(3,014)	1.1%
Charter Communications Inc.	(219,758)	—	(3,011)	1.1%
Driven Brands Holdings Inc.	(218,472)	—	(2,993)	1.1%
Whirlpool Corp.	(218,049)	—	(2,987)	1.1%
Nexstar Media Group Inc.	(214,918)	—	(2,944)	1.1%
Spirit AeroSystems Holdings In	(213,437)	—	(2,924)	1.1%
Hertz Global Holdings Inc.	(213,009)	—	(2,918)	1.1%
Petco Health & Wellness Co Inc.	(212,807)	—	(2,916)	1.1%
Viatris Inc.	(212,062)	—	(2,905)	1.1%
Concentrix Corp.	(211,972)	—	(2,904)	1.1%
Warner Bros Discovery Inc.	(211,361)	—	(2,896)	1.1%
APA Corp.	(210,814)	—	(2,888)	1.1%
ZoomInfo Technologies Inc.	(208,743)	—	(2,860)	1.1%
Paramount Global	(208,417)	—	(2,855)	1.1%
Alcoa Corp.	(208,287)	—	(2,854)	1.0%
Mosaic Co/The	(208,148)	—	(2,852)	1.0%
DXC Technology Co.	(208,040)	—	(2,850)	1.0%
Frontier Communications Parent	(207,704)	—	(2,846)	1.0%
Kohl’s Corp.	(207,653)	—	(2,845)	1.0%
ADT Inc.	(207,649)	—	(2,845)	1.0%
GXO Logistics Inc.	(207,267)	—	(2,840)	1.0%
Penn Entertainment Inc.	(206,636)	—	(2,831)	1.0%
FMC Corp.	(205,596)	—	(2,817)	1.0%
Darling Ingredients Inc.	(205,110)	—	(2,810)	1.0%
Air Lease Corp.	(205,078)	—	(2,810)	1.0%
Sotera Health Co.	(204,690)	—	(2,804)	1.0%
Macy’s Inc.	(204,571)	—	(2,803)	1.0%
Ryder System Inc.	(203,550)	—	(2,789)	1.0%
Kyndryl Holdings Inc.	(203,503)	—	(2,788)	1.0%
Southwest Airlines Co.	(202,953)	—	(2,781)	1.0%
Vestis Corp.	(202,877)	—	(2,779)	1.0%
Lumentum Holdings Inc.	(202,167)	—	(2,770)	1.0%
MGM Resorts International	(201,644)	—	(2,763)	1.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Delta Air Lines Inc.	(201,444)	—	(2,760)	1.0%
NCR Voyix Corp.	(200,862)	—	(2,752)	1.0%
Travel + Leisure Co.	(199,762)	—	(2,737)	1.0%
Organon & Co.	(198,984)	—	(2,726)	1.0%
American Airlines Group Inc.	(198,259)	—	(2,716)	1.0%
Scotts Miracle-Gro Co/The	(198,152)	—	(2,715)	1.0%
United Airlines Holdings Inc.	(197,346)	—	(2,704)	1.0%
Baxter International Inc.	(196,928)	—	(2,698)	1.0%
ICU Medical Inc.	(196,643)	—	(2,694)	1.0%
Integra LifeSciences Holdings	(196,431)	—	(2,691)	1.0%
RingCentral Inc.	(196,155)	—	(2,687)	1.0%
DaVita Inc.	(195,217)	—	(2,675)	1.0%
Other Components	(9,301,161)	—	(127,428)	46.9%
Total			(271,804)	100.0%

*	The following table shows the individual positions and related values of the securities within the MSSIQUA1A (Morgan Stanley Custom Quality Index, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Cheniere Energy Inc.	$258,132	—	(3,007)	1.1%
Intuit Inc.	250,045	—	(2,912)	1.1%
Sirius XM Holdings Inc.	245,842	—	(2,864)	1.1%
Adobe Inc.	245,459	—	(2,859)	1.1%
Rockwell Automation Inc.	243,284	—	(2,834)	1.1%
Manhattan Associates Inc.	243,277	—	(2,834)	1.1%
Accenture PLC	243,202	—	(2,833)	1.1%
Cisco Systems Inc.	238,888	—	(2,783)	1.0%
Cognizant Technology Solutions	238,334	—	(2,776)	1.0%
UnitedHealth Group Inc.	238,316	—	(2,776)	1.0%
Gaming and Leisure Properties	237,454	—	(2,766)	1.0%
S&P Global Inc.	235,853	—	(2,747)	1.0%
Nasdaq Inc.	234,989	—	(2,737)	1.0%
Antero Midstream Corp.	234,950	—	(2,737)	1.0%
SS&C Technologies Holdings Inc.	234,817	—	(2,735)	1.0%
Alliant Energy Corp.	234,209	—	(2,728)	1.0%
LKQ Corp.	234,108	—	(2,727)	1.0%
EastGroup Properties Inc.	233,782	—	(2,723)	1.0%
Grand Canyon Education Inc.	233,698	—	(2,722)	1.0%
NetApp Inc.	233,458	—	(2,719)	1.0%
Digital Realty Trust Inc.	233,208	—	(2,716)	1.0%
Elevance Health Inc.	233,081	—	(2,715)	1.0%
HF Sinclair Corp.	232,946	—	(2,713)	1.0%
Allegion plc	232,920	—	(2,713)	1.0%
STAG Industrial Inc.	232,573	—	(2,709)	1.0%
Sempra	232,160	—	(2,704)	1.0%
O’Reilly Automotive Inc.	231,982	—	(2,702)	1.0%
AbbVie Inc.	231,820	—	(2,700)	1.0%
Motorola Solutions Inc.	231,815	—	(2,700)	1.0%
AutoZone Inc.	231,796	—	(2,700)	1.0%
Booz Allen Hamilton Holding Co.	231,167	—	(2,693)	1.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Chemed Corp.	231,050	—	(2,691)	1.0%
Trimble Inc.	231,033	—	(2,691)	1.0%
Verisk Analytics Inc.	230,962	—	(2,690)	1.0%
Agree Realty Corp.	230,744	—	(2,688)	1.0%
Essential Utilities Inc.	230,728	—	(2,687)	1.0%
Intercontinental Exchange Inc.	230,634	—	(2,686)	1.0%
IDEX Corp.	230,591	—	(2,686)	1.0%
Cboe Global Markets Inc.	230,285	—	(2,682)	1.0%
Oracle Corp.	230,085	—	(2,680)	1.0%
Hershey Co/The	229,808	—	(2,677)	1.0%
Element Solutions Inc.	229,755	—	(2,676)	1.0%
Broadridge Financial Solutions	229,281	—	(2,671)	1.0%
Nordson Corp.	229,222	—	(2,670)	1.0%
Edison International	229,214	—	(2,670)	1.0%
First Industrial Realty Trust	229,083	—	(2,668)	1.0%
CACI International Inc.	228,864	—	(2,666)	1.0%
Omnicom Group Inc.	228,533	—	(2,662)	1.0%
Microsoft Corp.	228,313	—	(2,659)	1.0%
Fiserv Inc.	228,189	—	(2,658)	1.0%
Other Components	11,076,519	—	(129,016)	48.6%
Total			(265,457)	100.0%

*	The following table shows the individual positions and related values of the securities within the MQIS2TRS (Macquarie Cross Asset Trend Defensive with Non-Benchmark Commodities, Multi Assets) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
CNHUSD 07/17/2024	$648,024	Short	(4,066)	9.4%
US 10YR NOTE (CBT)Sep24	602,515	Long	(3,781)	8.8%
EURO-SCHATZ FUT Sep24	492,419	Long	(3,090)	7.2%
CAN 10YR BOND FUT Sep24	451,696	Long	(2,834)	6.6%
IDRUSD 07/18/2024	399,337	Short	(2,506)	5.8%
JPN 10Y BOND(OSE) Sep24	392,654	Short	(2,464)	5.7%
MXNUSD 07/17/2024	291,951	Short	(1,832)	4.2%
KRWUSD 07/18/2024	291,280	Short	(1,828)	4.2%
BRLUSD 07/18/2024	286,475	Short	(1,798)	4.2%
US 2YR NOTE (CBT) Sep24	283,469	Long	(1,779)	4.1%
US 5YR NOTE (CBT) Sep24	259,151	Long	(1,626)	3.8%
SGDUSD 07/17/2024	214,367	Short	(1,345)	3.1%
ZARUSD 07/17/2024	187,786	Long	(1,178)	2.7%
LONG GILT FUTURE Sep24	186,261	Long	(1,169)	2.7%
EURO-BUND FUTURE Sep24	183,704	Long	(1,153)	2.7%
EURO STOXX 50 Sep24	129,198	Short	(811)	1.9%
TWDUSD 07/18/2024	107,509	Short	(675)	1.6%
RED WHEAT FUT MGE Sep24	102,789	Short	(645)	1.5%
LIVE CATTLE FUTR Aug24	99,803	Long	(626)	1.5%
EURO-BOBL FUTURE Sep24	95,056	Long	(596)	1.4%
LEAN HOGS FUTURE Aug24	91,282	Short	(573)	1.3%
INRUSD 07/19/2024	88,449	Long	(555)	1.3%
GOLD 100 OZ FUTR Aug24	66,596	Short	(418)	1.0%
FCOJ-A FUTURE Sep24	63,916	Long	(401)	0.9%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
COFF ROBUSTA 10tn Sep24	58,476	Long	(367)	0.9%
LME NICKEL FUTURE Sep24	42,105	Short	(264)	0.6%
EUR	42,098	Short	—	0.6%
LME PRI ALUM FUTR Sep24	38,462	Short	(241)	0.6%
PALLADIUM FUTURE Sep24	37,535	Short	(236)	0.5%
LME LEAD FUTURE Sep24	35,752	Short	(224)	0.5%
WHITE SUGAR (ICE) Oct24	35,356	Long	(222)	0.5%
JPY	34,603	Short	—	0.5%
SOYBEAN FUTURE Nov24	32,674	Short	(205)	0.5%
AUST 10Y BOND FUT Sep24	31,616	Short	(198)	0.5%
LME COPPER FUTURE Sep24	31,090	Short	(195)	0.5%
LME LEAD FUTURE Aug24	28,167	Short	(177)	0.4%
NATURAL GAS FUTR Sep24	27,676	Long	(174)	0.4%
SGX Iron Ore 62% Aug24	27,632	Short	(173)	0.4%
ROUGH RICE (CBOT) Sep24	27,007	Short	(169)	0.4%
MILL WHEAT EURO Sep24	25,836	Short	(162)	0.4%
WHEAT FUTURE(CBT) Sep24	25,403	Short	(159)	0.4%
CORN FUTURE Sep24	24,156	Short	(152)	0.4%
SPI 200 FUTURES Sep24	22,215	Short	(139)	0.3%
COFFEE ‘C’ FUTURE Sep24	19,716	Long	(124)	0.3%
GASOLINE RBOB FUT Sep24	19,669	Short	(123)	0.3%
OAT FUTURE Sep24	17,283	Short	(108)	0.3%
SILVER FUTURE Sep24	17,087	Long	(107)	0.2%
COCOA FUTURE - IC Sep24	15,723	Short	(99)	0.2%
COTTON NO.2 FUTR Dec24	15,639	Short	(98)	0.2%
PLATINUM FUTURE Oct24	14,478	Long	(91)	0.2%
Other Components	19,817	—	(533)	1.6%
Total			(42,488)	100.0%

*	The following table shows the individual positions and related values of the securities within the MQIS6TRS (Macquarie FX Cross-Sectional Carry, Foreign Exchnage) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
JPYUSD 07/17/2024	$3,978,067	Short	8,556	12.4%
INRUSD 07/19/2024	3,329,527	Long	7,161	10.4%
KRWUSD 07/18/2024	3,212,137	Short	6,909	10.0%
CHFUSD 07/17/2024	3,148,982	Short	6,773	9.8%
BRLUSD 07/18/2024	2,480,853	Long	5,336	7.7%
IDRUSD 07/18/2024	2,216,027	Long	4,766	6.9%
HUFUSD 07/17/2024	2,133,472	Long	4,589	6.6%
CNHUSD 07/17/2024	2,033,661	Short	4,374	6.3%
AUDUSD 07/17/2024	1,933,530	Short	4,159	6.0%
ZARUSD 07/17/2024	1,885,357	Long	4,055	5.9%
NZDUSD 07/17/2024	1,423,214	Long	3,061	4.4%
SEKUSD 07/17/2024	1,341,230	Short	2,885	4.2%
GBPUSD 07/17/2024	948,137	Long	2,039	3.0%
CLPUSD 07/19/2024	906,717	Long	1,950	2.8%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
MXNUSD 07/17/2024	729,783	Long	1,570	2.3%
NOKUSD 07/17/2024	361,637	Short	778	1.1%
EURUSD 07/17/2024	33,234	Short	71	0.1%
Total			69,034	100.0%

*	The following table shows the individual positions and related values of the securities within the MQISBTRS (Macquarie Fixed-Weights Cross Asset Basket, Multi Assets) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
GOLD 100 OZ FUTR Oct24	$3,002,086	Long	8,804	4.8%
LME COPPER FUTURE Jul24	2,638,557	Short	7,738	4.2%
GOLD 100 OZ FUTR Aug24	1,618,853	Long	4,747	2.6%
GOLD 100 OZ FUTR Dec24	1,513,930	Long	4,440	2.4%
LME PRI ALUM FUTR Sep24	1,444,600	Short	4,236	2.3%
CNHUSD 07/17/2024	1,301,176	Short	3,816	2.1%
SOYBEAN FUTURE Nov24	1,149,772	Short	3,372	1.8%
BRENT CRUDE FUTR Sep24	1,143,099	Long	3,352	1.8%
GASOLINE RBOB FUT Sep24	1,114,757	Short	3,269	1.8%
INRUSD 07/19/2024	1,066,634	Long	3,128	1.7%
SOYBEAN FUTURE Mar25	1,058,828	Long	3,105	1.7%
LME ZINC FUTURE Sep24	1,042,806	Short	3,058	1.7%
CORN FUTURE Mar25	1,005,407	Long	2,948	1.6%
WHEAT FUTURE(CBT) Sep24	994,749	Short	2,917	1.6%
WTI CRUDE FUTURE Sep24	993,620	Short	2,914	1.6%
COPPER FUTURE Mar25	984,375	Long	2,887	1.6%
LIVE CATTLE FUTR Aug24	976,296	Short	2,863	1.6%
LEAN HOGS FUTURE Aug24	957,688	Short	2,808	1.5%
NATURAL GAS FUTR Sep24	884,627	Short	2,594	1.4%
COPPER FUTURE Sep24	861,319	Short	2,526	1.4%
LME PRI ALUM FUTR Mar25	850,480	Long	2,494	1.4%
JPYUSD 07/17/2024	703,762	Short	2,064	1.1%
CORN FUTURE Sep24	703,721	Short	2,064	1.1%
KRWUSD 07/18/2024	696,494	Short	2,042	1.1%
CHFUSD 07/17/2024	679,661	Short	1,993	1.1%
LME COPPER FUTURE Aug24	651,871	Short	1,912	1.0%
WHEAT FUTURE(CBT) Dec24	647,122	Long	1,898	1.0%
COCOA FUTURE Dec24	622,689	Short	1,826	1.0%
Low Su Gasoil G Jul24	617,231	Long	1,810	1.0%
LME ZINC FUTURE Mar25	584,784	Long	1,715	0.9%
Low Su Gasoil G Aug24	563,609	Short	1,653	0.9%
SOYBEAN MEAL FUTR Dec24	548,775	Short	1,609	0.9%
COCOA FUTURE Mar25	530,919	Long	1,557	0.8%
ZARUSD 07/17/2024	506,223	Long	1,485	0.8%
NATURAL GAS FUTR Mar25	505,718	Long	1,483	0.8%
LIVE CATTLE FUTR Oct24	497,450	Long	1,459	0.8%
BRLUSD 07/18/2024	493,282	Long	1,447	0.8%
SUGAR #11 (WORLD) Mar25	488,878	Long	1,434	0.8%
WTI CRUDE FUTURE Mar25	487,565	Long	1,430	0.8%
NATURAL GAS FUTR Oct24	475,668	Long	1,395	0.8%
GASOLINE RBOB FUT Oct24	474,394	Long	1,391	0.8%
LME NICKEL FUTURE Sep24	462,733	Short	1,357	0.7%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
WTI CRUDE FUTURE Dec24	461,776	Long	1,354	0.7%
COCOA FUTURE Sep24	458,160	Short	1,344	0.7%
NATURAL GAS FUTR Feb25	456,905	Long	1,340	0.7%
NATURAL GAS FUTR Jan25	456,851	Short	1,340	0.7%
COFFEE ‘C’ FUTURE Mar25	448,987	Long	1,317	0.7%
AUDUSD 07/17/2024	423,538	Short	1,242	0.7%
SUGAR #11 (WORLD) Oct24	420,703	Short	1,234	0.7%
LME NICKEL FUTURE Jul24	406,350	Long	1,192	0.6%
Other Components	20,680,420	—	60,640	33.0%
Total			184,039	100.0%

*	The following table shows the individual positions and related values of the securities within the MSCBL3TRS (MS Crude Oil Long/Short Intraday Momentum 3, Commodity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Curncy	$1,897,448	Long	—	100.0%
Total			0	100.0%

*	The following table shows the individual positions and related values of the securities within the MSCBUOTRS (MS MSCBUO01, Commodity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
LNQ4 Comdty	$971,507	Long	7,116	9.7%
LAQ24 Comdty	926,328	Short	6,785	9.3%
CLQ4 Comdty	836,556	Short	6,128	8.4%
QSQ4 Comdty	706,555	Short	5,175	7.1%
S X4 Comdty	696,165	Long	5,099	7.0%
XBQ4 Comdty	574,369	Long	4,207	5.7%
GCQ4 Comdty	544,451	Short	3,988	5.4%
PLV4 Comdty	504,161	Long	3,693	5.0%
COU4 Comdty	503,140	Long	3,685	5.0%
CTZ4 Comdty	465,544	Long	3,410	4.7%
KCU4 Comdty	391,127	Short	2,865	3.9%
CCU4 Comdty	348,538	Short	2,553	3.5%
LPQ24 Comdty	207,935	Short	1,523	2.1%
W U4 Comdty	177,532	Short	1,300	1.8%
C U4 Comdty	176,753	Long	1,295	1.8%
QWV4 Comdty	165,953	Long	1,216	1.7%
SIU4 Comdty	164,051	Short	1,202	1.6%
BOZ4 Comdty	163,257	Long	1,196	1.6%
KWU4 Comdty	156,924	Short	1,149	1.6%
PAU4 Comdty	156,299	Long	1,145	1.6%
HGU4 Comdty	154,775	Short	1,134	1.5%
LXQ4 Comdty	150,385	Long	1,102	1.5%
HOQ4 Comdty	147,093	Long	1,077	1.5%
FCQ4 Comdty	135,324	Short	991	1.4%
NGQ24 Comdty	134,635	Long	986	1.3%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
LHQ4 Comdty	131,460	Long	963	1.3%
LLQ4 Comdty	125,428	Short	919	1.3%
SBV4 Comdty	114,413	Short	838	1.1%
SMZ4 Comdty	50,583	Short	371	0.5%
LCQ4 Comdty	11,089	Long	81	0.1%
Total			73,192	100.0%

*	The following table shows the individual positions and related values of the securities within the MSCFCETRS (MS FX EM Carry T1, Foreign Exchange) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Curncy	$2,850,374	Long	—	33.4%
MSCF1INR Index	524,768	Long	2,341	6.1%
MSCF1CNH Index	522,826	Short	2,332	6.1%
MSCF1ILS Index	505,840	Short	2,256	5.9%
MSCF1ZAR Index	498,460	Long	2,223	5.8%
MSCF1COP Index	494,307	Long	2,205	5.8%
MSCF1PEN Index	489,781	Short	2,185	5.7%
MSCF1IDR Index	375,752	Long	1,676	4.4%
MSCF1THB Index	373,564	Short	1,666	4.4%
MSCF1HUF Index	306,581	Long	1,368	3.6%
MSCF1CZK Index	304,450	Short	1,358	3.6%
MSCF1MXN Index	246,713	Long	1,101	2.9%
MSCF1CLP Index	245,269	Short	1,094	2.9%
MSCF1KRW Index	225,515	Short	1,006	2.6%
MSCF1PHP Index	225,208	Long	1,005	2.6%
MSCF1PLN Index	102,159	Long	456	1.2%
MSCF1RON Index	101,704	Short	454	1.2%
MSCF1SGD Index	74,811	Long	334	0.9%
MSCF1TWD Index	74,474	Short	332	0.9%
Total			25,391	100.0%

*	The following table shows the individual positions and related values of the securities within the MSCFVATRS (MS FX DM Value PPP – 1, Foreign Exchange) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Curncy	$1,837,243	Long	—	33.3%
MSCF1JPY	733,675	Long	(1,991)	13.3%
MSCF1CHF	733,494	Short	(1,990)	13.3%
MSCF1AUD	552,784	Short	(1,500)	10.0%
MSCF1NOK	551,174	Long	(1,496)	10.0%
MSCF1EUR	367,630	Long	(998)	6.7%
MSCF1NZD	367,418	Short	(997)	6.7%
MSCF1SEK	183,975	Long	(499)	3.3%
MSCF1GBP	183,606	Short	(498)	3.3%
Total			(9,969)	100.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

*	The following table shows the individual positions and related values of the securities within the MSVCDDTRS (MS Defensive Calendar Equity Volatility Relative Value NDX Vega-Weighted Put-Only, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Curncy	4,224,788	Long	—	98.5%
NDX UL 03/21/25 P14800 Index	857	Long	161	0.0%
NDX UL 03/21/25 P14600 Index	813	Long	153	0.0%
NDXP UL 07/05/24 P19810 Index	804	Short	151	0.0%
NDXP UL 07/05/24 P19800 Index	779	Short	146	0.0%
NDX UL 03/21/25 P14400 Index	772	Long	145	0.0%
NDXP UL 07/05/24 P19790 Index	755	Short	142	0.0%
NDX UL 03/21/25 P14200 Index	733	Long	138	0.0%
NDX UL 03/21/25 P14000 Index	697	Long	131	0.0%
NDXP UL 07/05/24 P19760 Index	687	Short	129	0.0%
NDX UL 03/21/25 P15000 Index	678	Long	127	0.0%
NDXP UL 07/05/24 P19750 Index	665	Short	125	0.0%
NDX UL 03/21/25 P13800 Index	663	Long	124	0.0%
NDXP UL 07/05/24 P19740 Index	644	Short	121	0.0%
NDX UL 03/21/25 P13600 Index	631	Long	118	0.0%
NDXP UL 07/05/24 P19820 Index	621	Short	117	0.0%
NDX UL 03/21/25 P13400 Index	601	Long	113	0.0%
NDX UL 03/21/25 P16000 Index	594	Long	111	0.0%
NDXP UL 07/05/24 P19710 Index	582	Short	109	0.0%
NDX UL 03/21/25 P15900 Index	577	Long	108	0.0%
NDX UL 03/21/25 P13200 Index	573	Long	108	0.0%
NDX UL 03/21/25 P16100 Index	570	Long	107	0.0%
NDXP UL 07/05/24 P19700 Index	563	Short	106	0.0%
NDX UL 03/21/25 P15800 Index	562	Long	106	0.0%
NDX UL 03/21/25 P16900 Index	551	Long	104	0.0%
NDXP UL 07/05/24 P19780 Index	549	Short	103	0.0%
NDX UL 03/21/25 P15700 Index	547	Long	103	0.0%
NDX UL 03/21/25 P13000 Index	547	Long	103	0.0%
NDXP UL 07/05/24 P19690 Index	544	Short	102	0.0%
NDX UL 03/21/25 P16200 Index	541	Long	102	0.0%
NDX UL 03/21/25 P16500 Index	537	Long	101	0.0%
NDX UL 03/21/25 P16800 Index	537	Long	101	0.0%
NDX UL 03/21/25 P15600 Index	532	Long	100	0.0%
NDXP UL 07/05/24 P19770 Index	532	Short	100	0.0%
NDX UL 03/21/25 P12800 Index	522	Long	98	0.0%
NDX UL 03/21/25 P16400 Index	522	Long	98	0.0%
NDX UL 03/21/25 P16700 Index	522	Long	98	0.0%
NDX UL 03/21/25 P15500 Index	518	Long	97	0.0%
NDX UL 03/21/25 P16300 Index	508	Long	95	0.0%
NDX UL 03/21/25 P16600 Index	508	Long	95	0.0%
NDX UL 03/21/25 P15400 Index	504	Long	95	0.0%
NDX UL 03/21/25 P12600 Index	499	Long	94	0.0%
NDX UL 03/21/25 P15300 Index	490	Long	92	0.0%
NDXP UL 07/05/24 P19660 Index	490	Short	92	0.0%
NDX UL 03/21/25 P12400 Index	477	Long	90	0.0%
NDX UL 03/21/25 P15200 Index	477	Long	90	0.0%
NDXP UL 07/05/24 P19650 Index	472	Short	89	0.0%
NDXP UL 07/05/24 P19730 Index	467	Short	88	0.0%
NDX UL 03/21/25 P15100 Index	464	Long	87	0.0%
NDX UL 03/21/25 P12200 Index	457	Long	86	0.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Other Components	35,686	—	6,702	0.8%
Total			12,099	100.0%

*	The following table shows the individual positions and related values of the securities within the MSVCDNTRS (MS Calendar Equity Volatility Relative Value NDX Vega-Weighted Put-Only, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Curncy	10,336,471	Long	—	99.2%
NDXP UL 07/05/24 P19810 Index	1,897	Short	734	0.0%
NDXP UL 07/05/24 P19800 Index	1,840	Short	712	0.0%
NDXP UL 07/05/24 P19790 Index	1,784	Short	690	0.0%
NDXP UL 07/05/24 P19760 Index	1,622	Short	628	0.0%
NDXP UL 07/05/24 P19750 Index	1,570	Short	608	0.0%
NDXP UL 07/05/24 P19740 Index	1,519	Short	588	0.0%
NDXP UL 07/05/24 P19820 Index	1,467	Short	568	0.0%
NDXP UL 07/05/24 P19710 Index	1,375	Short	532	0.0%
NDXP UL 07/05/24 P19700 Index	1,329	Short	514	0.0%
NDXP UL 07/05/24 P19780 Index	1,296	Short	502	0.0%
NDXP UL 07/05/24 P19690 Index	1,284	Short	497	0.0%
NDXP UL 07/05/24 P19770 Index	1,256	Short	486	0.0%
NDXP UL 07/05/24 P19660 Index	1,156	Short	447	0.0%
NDXP UL 07/05/24 P19650 Index	1,115	Short	432	0.0%
NDXP UL 07/05/24 P19730 Index	1,102	Short	427	0.0%
NDXP UL 07/05/24 P19640 Index	1,076	Short	417	0.0%
NDXP UL 07/05/24 P19720 Index	1,066	Short	413	0.0%
NDXP UL 07/05/24 P19825 Index	993	Short	384	0.0%
NDXP UL 07/05/24 P19610 Index	965	Short	373	0.0%
NDXP UL 07/05/24 P19680 Index	930	Short	360	0.0%
NDXP UL 07/05/24 P19600 Index	930	Short	360	0.0%
NDXP UL 07/05/24 P19670 Index	898	Short	348	0.0%
NDXP UL 07/05/24 P19590 Index	896	Short	347	0.0%
NDXP UL 07/05/24 P19775 Index	851	Short	329	0.0%
NDXP UL 07/05/24 P19560 Index	800	Short	310	0.0%
NDXP UL 07/05/24 P19630 Index	778	Short	301	0.0%
NDXP UL 07/05/24 P19550 Index	770	Short	298	0.0%
NDXP UL 07/05/24 P19620 Index	751	Short	291	0.0%
NDXP UL 07/05/24 P19540 Index	740	Short	287	0.0%
NDXP UL 07/05/24 P19725 Index	723	Short	280	0.0%
NDX UL 03/21/25 P14800 Index	672	Long	260	0.0%
NDXP UL 07/05/24 P19510 Index	659	Short	255	0.0%
NDXP UL 07/05/24 P19580 Index	647	Short	250	0.0%
NDX UL 03/21/25 P14600 Index	637	Long	247	0.0%
NDXP UL 07/05/24 P19500 Index	633	Short	245	0.0%
NDXP UL 07/05/24 P19570 Index	623	Short	241	0.0%
NDXP UL 07/05/24 P19675 Index	609	Short	236	0.0%
NDXP UL 07/05/24 P19490 Index	608	Short	236	0.0%
NDX UL 03/21/25 P14400 Index	605	Long	234	0.0%
NDX UL 03/21/25 P14200 Index	575	Long	222	0.0%
NDX UL 03/21/25 P14000 Index	546	Long	211	0.0%
NDXP UL 07/05/24 P19460 Index	539	Short	209	0.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
NDXP UL 07/05/24 P19530 Index	534	Short	207	0.0%
NDX UL 03/21/25 P15000 Index	532	Long	206	0.0%
NDX UL 03/21/25 P13800 Index	519	Long	201	0.0%
NDXP UL 07/05/24 P19450 Index	518	Short	201	0.0%
NDXP UL 07/05/24 P19520 Index	514	Short	199	0.0%
NDXP UL 07/05/24 P19625 Index	510	Short	197	0.0%
NDXP UL 07/05/24 P19440 Index	497	Short	193	0.0%
Other Components	41,957	—	16,242	0.4%
Total			33,954	100.0%

*	The following table shows the individual positions and related values of the securities within the MSVCDRTRS (MS Calendar Equity Volatility Relative Value RTY Vega-Weighted Put-Only, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Curncy	17,336,856	Long	—	99.2%
RUTW UO 07/05/24 P2040 Index	9,988	Short	5,609	0.1%
RUTW UO 07/05/24 P2035 Index	8,495	Short	4,771	0.0%
RUTW UO 07/05/24 P2030 Index	7,171	Short	4,027	0.0%
RUTW UO 07/05/24 P2025 Index	6,005	Short	3,372	0.0%
RUTW UO 07/05/24 P2020 Index	4,983	Short	2,798	0.0%
RUTW UO 07/05/24 P2015 Index	4,094	Short	2,299	0.0%
RUTW UO 07/05/24 P2010 Index	3,326	Short	1,868	0.0%
RUT UO 03/21/25 P1600 Index	3,311	Long	1,859	0.0%
RUT UO 03/21/25 P1550 Index	2,946	Long	1,654	0.0%
RUTW UO 07/05/24 P2005 Index	2,670	Short	1,499	0.0%
RUT UO 03/21/25 P1500 Index	2,655	Long	1,491	0.0%
RUT UO 03/21/25 P1650 Index	2,636	Long	1,480	0.0%
RUT UO 03/21/25 P1450 Index	2,422	Long	1,360	0.0%
RUT UO 12/20/24 P1800 Index	2,386	Long	1,340	0.0%
RUT UO 03/21/25 P1400 Index	2,232	Long	1,254	0.0%
RUT UO 12/20/24 P1750 Index	2,137	Long	1,200	0.0%
RUTW UO 07/05/24 P2000 Index	2,116	Short	1,188	0.0%
RUT UO 03/21/25 P1350 Index	2,075	Long	1,165	0.0%
RUT UO 03/21/25 P1300 Index	1,941	Long	1,090	0.0%
RUT UO 03/21/25 P1250 Index	1,823	Long	1,024	0.0%
RUT UO 12/20/24 P1700 Index	1,785	Long	1,002	0.0%
RUT UO 12/20/24 P1850 Index	1,775	Long	997	0.0%
RUT UO 03/21/25 P1200 Index	1,716	Long	964	0.0%
RUTW UO 07/05/24 P1995 Index	1,656	Short	930	0.0%
RUT UO 03/21/25 P1150 Index	1,616	Long	908	0.0%
RUT UO 12/20/24 P1650 Index	1,518	Long	852	0.0%
RUT UO 03/21/25 P1100 Index	1,388	Long	780	0.0%
RUT UO 12/20/24 P1600 Index	1,317	Long	740	0.0%
RUT UO 03/21/25 P1050 Index	1,305	Long	733	0.0%
RUTW UO 07/05/24 P1990 Index	1,283	Short	721	0.0%
RUT UO 03/21/25 P1860 Index	1,208	Long	678	0.0%
RUT UO 03/21/25 P1670 Index	1,193	Long	670	0.0%
RUT UO 03/21/25 P1850 Index	1,172	Long	658	0.0%
RUT UO 12/20/24 P1550 Index	1,166	Long	655	0.0%
RUT UO 03/21/25 P1820 Index	1,157	Long	650	0.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
RUT UO 03/21/25 P1870 Index	1,145	Long	643	0.0%
RUT UO 03/21/25 P1840 Index	1,137	Long	638	0.0%
RUT UO 03/21/25 P1810 Index	1,122	Long	630	0.0%
RUT UO 03/21/25 P1830 Index	1,103	Long	619	0.0%
RUT UO 03/21/25 P1780 Index	1,096	Long	615	0.0%
RUT UO 03/21/25 P1800 Index	1,089	Long	611	0.0%
RUT UO 03/21/25 P1770 Index	1,063	Long	597	0.0%
RUT UO 03/21/25 P1790 Index	1,056	Long	593	0.0%
RUT UO 12/20/24 P1500 Index	1,050	Long	590	0.0%
RUT UO 03/21/25 P1760 Index	1,032	Long	579	0.0%
RUT UO 03/21/25 P1750 Index	1,002	Long	562	0.0%
RUTW UO 07/05/24 P1985 Index	988	Short	555	0.0%
RUT UO 03/21/25 P1740 Index	972	Long	546	0.0%
RUT UO 12/20/24 P1450 Index	958	Long	538	0.0%
Other Components	30,871	—	17,336	0.2%
Total			79,937	100.0%

*	The following table shows the individual positions and related values of the securities within the VMACBTRS (Macquarie Commodity Vol Carry Basket BK2P with Long Options Overlay, Commodity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
GOLD 100 OZ FUTR Oct24	3,659,508	Long	18,930	21.5%
LME COPPER FUTURE Jul24	3,216,371	Short	16,637	18.9%
GOLD 100 OZ FUTR Aug24	2,943,011	Long	15,223	17.3%
BRENT CRUDE FUTR Sep24	2,193,910	Long	11,349	12.9%
GOLD 100 OZ FUTR Dec24	897,318	Long	4,642	5.3%
LME COPPER FUTURE Aug24	673,421	Short	3,483	4.0%
NATURAL GAS FUTR Aug24	343,530	Short	1,777	2.0%
COCOA FUTURE Sep24	324,685	Short	1,680	1.9%
LME PRI ALUM FUTR Jul24	229,021	Short	1,185	1.3%
LME ZINC FUTURE Jul24	199,551	Short	1,032	1.2%
LME ZINC FUTURE Aug24	127,586	Long	660	0.7%
COFFEE ‘C’ FUTURE Sep24	101,722	Long	526	0.6%
GASOLINE RBOB FUT Aug24	88,037	Long	455	0.5%
COCOA FUTURE Dec24	80,689	Short	417	0.5%
NY Harb ULSD Fut Aug24	34,194	Long	177	0.2%
LME PRI ALUM FUTR Aug24	28,911	Short	150	0.2%
GOLD FUT OPT(CMX) Oct24C 2160	26,926	Short	139	0.2%
COPPER LME OPT Jul24P 10200	26,279	Short	136	0.2%
CRUDE OIL OPT IPE Sep24C 83.25	23,527	Short	122	0.1%
GOLD FUT OPT(CMX) Oct24C 2245	22,007	Short	114	0.1%
GOLD FUT OPT(CMX) Aug24C 2120	19,081	Short	99	0.1%
GOLD FUT OPT(CMX) Oct24C 2150	19,046	Short	99	0.1%
LME LEAD FUTURE Jul24	17,664	Short	91	0.1%
GOLD FUT OPT(CMX) Oct24C 2170	17,175	Short	89	0.1%
GOLD FUT OPT(CMX) Aug24C 2150	16,335	Short	84	0.1%
NATURAL GAS FUTR Sep24	15,834	Short	82	0.1%
CRUDE OIL OPT IPE Sep24C 83.75	15,603	Short	81	0.1%
GOLD FUT OPT(CMX) Oct24C 2145	14,634	Short	76	0.1%
BRENT CRUDE FUTR Oct24	14,634	Short	76	0.1%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Schedule of Investments (Continued)

June 30, 2024

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
GOLD FUT OPT(CMX) Aug24C 2170	14,554	Short	75	0.1%
LME LEAD FUTURE Oct24	14,415	Long	75	0.1%
COFFEE ‘C’ FUTURE Dec24	14,272	Short	74	0.1%
GOLD FUT OPT(CMX) Oct24C 2260	14,241	Short	74	0.1%
CRUDE OIL OPT IPE Sep24C 84	13,834	Short	72	0.1%
GOLD FUT OPT(CMX) Oct24C 2165	13,425	Short	69	0.1%
GOLD FUT OPT(CMX) Oct24C 2230	12,579	Short	65	0.1%
GOLD FUT OPT(CMX) Oct24C 2200	12,048	Short	62	0.1%
NGQ24P 2.8 Comdty	11,594	Short	60	0.1%
COPPER LME OPT Jul24P 9925	11,518	Short	60	0.1%
GOLD FUT OPT(CMX) Aug24C 2160	11,383	Short	59	0.1%
CRUDE OIL OPT IPE Sep24C 79.5	10,970	Short	57	0.1%
CRUDE OIL OPT IPE Sep24C 86.75	10,716	Short	55	0.1%
NGQ24P 2.75 Comdty	10,710	Short	55	0.1%
GOLD FUT OPT(CMX) Aug24C 2180	10,703	Short	55	0.1%
COPPER LME OPT Jul24P 9800	10,688	Short	55	0.1%
GOLD FUT OPT(CMX) Oct24C 2140	10,400	Short	54	0.1%
LME LEAD FUTURE Aug24	10,127	Long	52	0.1%
CRUDE OIL OPT IPE Sep24C 80.25	9,855	Short	51	0.1%
COPPER LME OPT Jul24P 10600	9,722	Short	50	0.1%
GOLD FUT OPT(CMX) Dec24C 2180	9,654	Short	50	0.1%
Other Components	1,391,239	—	7,197	8.2%
Total			88,086	100.0%

*	The following table shows the individual positions and related values of the securities within the VMAQDSTRS (Macquarie S&P 500 GRIP Weekly Volatility Carry, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
S&P500 EMINI FUT Sep24	$91,449	Short	2,463	96.0%
July 24 Puts on SPX	1,268	Short	34	1.3%
July 24 Calls on SPX	1,083	Short	29	1.1%
July 24 Puts on SPX	855	Short	23	0.9%
July 24 Calls on SPX	278	Long	8	0.3%
July 24 Puts on SPX	94	Short	3	0.1%
July 24 Puts on SPX	89	Short	2	0.1%
July 24 Puts on SPX	55	Short	1	0.1%
July 24 Calls on SPX	38	Short	1	0.0%
July 24 Puts on SPX	38	Short	1	0.0%
July 24 Calls on SPX	6	Short	0	0.0%
Total			2,565	100.0%

See Notes to Financial Statements.

Simplify Next Intangible Core Index ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Common Stocks – 100.0%
Communication Services – 8.3%
Electronic Arts Inc.	112	$15,605
Live Nation Entertainment, Inc.*	40	3,750
Match Group, Inc.*	115	3,494
Meta Platforms, Inc., Class A	257	129,585
New York Times Co. (The), Class A	69	3,533
Paramount Global, Class A	121	2,224
Pinterest Inc, Class A*	282	12,428
Reddit, Inc., Class A*	70	4,472
Snap Inc, Class A*	684	11,361
Spotify Technology SA*	82	25,731
Warner Music Group Corp., Class A	113	3,463
		215,646
Consumer Discretionary – 8.0%
Airbnb Inc, Class A*	105	15,921
Aptiv PLC*	46	3,239
AutoZone Inc.*	3	8,892
Bath & Body Works Inc.	71	2,773
Best Buy Co., Inc.	63	5,310
Booking Holdings, Inc.	6	23,769
Burlington Stores Inc.*	19	4,560
Chewy, Inc., Class A*	129	3,514
Deckers Outdoor Corp.*	6	5,808
DoorDash Inc, Class A*	69	7,506
DraftKings Inc, Class A*	78	2,977
Duolingo, Inc.*	17	3,547
eBay, Inc.	209	11,228
GameStop Corp., Class A*	104	2,568
Gap, Inc. (The)	110	2,628
Genuine Parts Co.	23	3,181
Home Depot, Inc. (The)	115	39,588
Light & Wonder, Inc.*	16	1,678
Lowe’s Cos Inc.	66	14,550
Lululemon Athletica, Inc.*	28	8,364
O’Reilly Automotive, Inc.*	10	10,561
Ralph Lauren Corp.	19	3,326
Skechers USA, Inc., Class A*	35	2,419
Tapestry, Inc.	70	2,995
Tractor Supply Co.	13	3,510
Ulta Beauty, Inc.*	15	5,788
Williams-Sonoma, Inc.	19	5,365
Wingstop, Inc.	9	3,804
		209,369
Consumer Staples – 11.9%
Albertsons Cos., Inc., Class A	178	3,516
BJ’s Wholesale Club Holdings, Inc.*	39	3,426
Clorox Co. (The)	107	14,602
Coca-Cola Co. (The)	519	33,034
Colgate-Palmolive Co.	184	17,855
Estee Lauder Cos., Inc. (The), Class A	80	8,512

See Notes to Financial Statements.

Simplify Next Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
Hershey Co/The	25	$4,596
Kimberly-Clark Corp.	72	9,950
Kroger Co. (The)	221	11,035
Monster Beverage Corp.*	123	6,144
PepsiCo, Inc.	165	27,213
Philip Morris International, Inc.	189	19,151
Sysco Corp.	58	4,141
Target Corp.	140	20,726
Walmart Inc.	1,900	128,649
		312,550
Energy – 5.5%
Baker Hughes Co.	185	6,506
Exxon Mobil Corp.	854	98,313
Kinder Morgan Inc.	505	10,034
Marathon Petroleum Corp.	66	11,450
Targa Resources Corp.	50	6,439
Williams Cos., Inc. (The)	278	11,815
		144,557
Financials – 11.7%
Aflac, Inc.	65	5,805
Allstate Corp. (The)	30	4,790
American Express Co.	82	18,987
American International Group, Inc.	77	5,716
Ameriprise Financial Inc.	11	4,699
Arch Capital Group Ltd.*	42	4,237
Arthur J Gallagher & Co.	25	6,483
Berkshire Hathaway, Inc., Class B*	250	101,700
Blackstone Inc.	140	17,332
Brown & Brown, Inc.	32	2,861
Hartford Financial Services Group, Inc. (The)	34	3,418
Marsh & McLennan Cos., Inc.	56	11,800
Mastercard Inc, Class A	201	88,673
Progressive Corp. (The)	67	13,917
Prudential Financial, Inc.	41	4,805
Toast Inc, Class A*	237	6,108
Travelers Cos., Inc. (The)	26	5,287
		306,618
Health Care – 13.1%
Agilent Technologies, Inc.	62	8,037
Align Technology, Inc.*	69	16,659
Alkermes PLC*	150	3,615
Alnylam Pharmaceuticals Inc.*	115	27,945
Apellis Pharmaceuticals, Inc.*	110	4,220
Axsome Therapeutics, Inc.*	41	3,300
Blueprint Medicines Corp.*	55	5,928
Bridgebio Pharma, Inc.*	169	4,281
Centene Corp.*	62	4,111
Cigna Group (The)	33	10,909
Corcept Therapeutics, Inc.*	94	3,054

See Notes to Financial Statements.

Simplify Next Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Value
Common Stocks (continued)
Health Care (continued)
CVS Health Corp.	145	$8,564
Cytokinetics, Inc.*	103	5,580
Elevance Health Inc.	27	14,630
Exelixis, Inc.*	260	5,842
GRAIL, Inc.*	5	77
Guardant Health, Inc.*	108	3,119
Henry Schein, Inc.*	113	7,243
Humana, Inc.	14	5,231
IDEXX Laboratories, Inc.*	74	36,053
Illumina, Inc.*	34	3,549
Incyte Corp.*	200	12,124
Insmed, Inc.*	143	9,581
Inspire Medical Systems, Inc.*	27	3,613
Intra-Cellular Therapies, Inc.*	92	6,301
Ionis Pharmaceuticals Inc.*	130	6,196
Madrigal Pharmaceuticals, Inc.*	19	5,323
Mettler-Toledo International Inc*	5	6,988
Natera, Inc.*	108	11,695
Neurocrine Biosciences Inc.*	89	12,253
Penumbra, Inc.*	35	6,299
Sarepta Therapeutics Inc.*	87	13,746
Summit Therapeutics, Inc.*	677	5,281
Ultragenyx Pharmaceutical Inc.*	73	3,000
UnitedHealth Group, Inc.	108	55,000
Waters Corp.*	13	3,771
		343,118
Industrials – 7.5%
3M Co.	120	12,263
Booz Allen Hamilton Holding Corp.	28	4,309
CACI International Inc, Class A*	9	3,871
Cummins Inc.	23	6,369
Dover Corp.	21	3,790
Expeditors International of Washington Inc.	24	2,995
Fastenal Co.	66	4,148
Ferguson PLC	24	4,648
GE Vernova, Inc.*	63	10,805
Honeywell International Inc.	108	23,062
Illinois Tool Works Inc.	63	14,929
Lennox International, Inc.	8	4,280
Northrop Grumman Corp.	25	10,899
Otis Worldwide Corp.	47	4,524
Rollins, Inc.	103	5,025
Trane Technologies PLC	48	15,789
Uber Technologies, Inc.*	350	25,438
United Parcel Service, Inc., Class B	145	19,843
Veralto Corp.	56	5,346
WW Grainger, Inc.	10	9,022
Xylem, Inc./NY	37	5,018
		196,373

See Notes to Financial Statements.

Simplify Next Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Value
Common Stocks (continued)
Information Technology – 30.9%
Adobe, Inc.*	192	$106,664
Altair Engineering, Inc., Class A*	34	3,335
Appfolio, Inc., Class A*	15	3,668
Applied Materials, Inc.	126	29,735
AppLovin Corp., Class A*	137	11,401
Astera Labs, Inc.*	64	3,873
Atlassian Corp., Class A*	112	19,811
Autodesk, Inc.*	85	21,033
Cadence Design Systems, Inc.*	111	34,160
CDW Corp.	56	12,535
Cloudflare Inc, Class A*	142	11,762
Cognizant Technology Solutions Corp., Class A	208	14,144
Confluent Inc, Class A*	135	3,987
Datadog, Inc., Class A*	142	18,416
Dell Technologies, Inc., Class C	284	39,166
DocuSign, Inc.*	87	4,654
Dolby Laboratories, Inc., Class A	17	1,347
Dropbox, Inc., Class A*	142	3,191
Dynatrace Inc.*	127	5,682
Elastic NV*	43	4,898
F5 Inc.*	25	4,306
Fair Isaac Corp.*	10	14,887
Fortinet, Inc.*	320	19,286
Gartner, Inc.*	16	7,185
Gitlab, Inc., Class A*	68	3,381
GoDaddy, Inc., Class A*	59	8,243
Guidewire Software, Inc.*	34	4,688
HashiCorp, Inc., Class A*	88	2,965
HP, Inc.	411	14,393
HubSpot Inc.*	22	12,975
International Business Machine Corp.	388	67,105
Juniper Networks, Inc.	138	5,031
Keysight Technologies, Inc.*	37	5,060
Lam Research Corp.	20	21,297
Lattice Semiconductor Corp*	58	3,363
Manhattan Associates, Inc.*	26	6,414
MongoDB Inc.*	31	7,749
Motorola Solutions, Inc.	69	26,637
NetApp, Inc.	86	11,077
Nutanix, Inc., Class A*	102	5,799
Palantir Technologies Inc, Class A*	889	22,518
Procore Technologies, Inc.*	62	4,111
Pure Storage, Inc., Class A*	137	8,797
Qorvo, Inc.*	40	4,642
Samsara Inc, Class A*	235	7,919
Seagate Technology Holdings PLC	86	8,881
ServiceNow Inc.*	87	68,440
SPS Commerce, Inc.*	15	2,822
Synopsys, Inc.*	62	36,894

See Notes to Financial Statements.

Simplify Next Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Teradyne Inc.	34	$5,042
UiPath, Inc., Class A*	244	3,094
Workday, Inc., Class A*	110	24,592
Zebra Technologies Corp, Class A*	22	6,796
		809,851
Materials – 1.8%
Avery Dennison Corp.	17	3,717
CRH PLC	79	5,923
DuPont de Nemours, Inc.	65	5,232
Ecolab Inc.	44	10,472
PPG Industries, Inc.	27	3,399
Reliance, Inc.	11	3,142
Sherwin-Williams Co. (The)	29	8,655
Vulcan Materials Co.	25	6,217
		46,757
Real Estate – 0.1%
CBRE Group, Inc., Class A*	35	3,119

Utilities – 1.2%
Consolidated Edison, Inc.	79	7,064
Dominion Energy, Inc.	197	9,653
NiSource, Inc.	103	2,968
NRG Energy, Inc.	48	3,737
Vistra Corp.	84	7,222
		30,644
Total Common Stocks (Cost $2,527,611)		2,618,602

Money Market Funds – 0.0%†
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(a)
(Cost $1,154)	1,154	1,154

Total Investments – 100.0%
(Cost $2,528,765)		$2,619,756
Other Assets in Excess of Liabilities – 0.0%†		1,048
Net Assets – 100.0%		$2,620,804

*	Non Income Producing
†	Less than 0.05%
(a)	Rate shown reflects the 7-day yield as of June 30, 2024.

See Notes to Financial Statements.

Simplify Next Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

Investment Categories	% of Net Assets
Common Stocks	100.0%
Money Market Funds	0.0%†
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%†
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Next Intangible Value Index ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Common Stocks – 99.8%
Communication Services – 22.8%
AT&T, Inc.	6,546	$125,094
Comcast Corp., Class A	3,372	132,048
EchoStar Corp., Class A*	244	4,346
Fox Corp., Class A	426	14,642
Frontier Communications Parent, Inc.*	229	5,995
IAC, Inc.*	80	3,748
Liberty Broadband Corp., Class A*	128	6,989
New York Times Co. (The), Class A	149	7,630
News Corp., Class B	522	14,820
Paramount Global, Class A	143	2,628
Roku, Inc.*	109	6,532
T-Mobile US, Inc.	722	127,202
United States Cellular Corp.*	78	4,354
Verizon Communications, Inc.	3,199	131,927
Warner Bros Discovery, Inc.*	517	3,846
		591,801
Consumer Discretionary – 11.3%
Academy Sports & Outdoors, Inc.	76	4,047
ADT, Inc.	705	5,358
American Eagle Outfitters, Inc.	208	4,152
AutoNation, Inc.*	22	3,506
Best Buy Co., Inc.	221	18,628
BorgWarner, Inc.	142	4,578
Boyd Gaming Corp.	20	1,102
Brunswick Corp.	42	3,056
Capri Holdings Ltd.*	121	4,003
CarMax, Inc.*	88	6,454
Dillard’s, Inc., Class A	17	7,487
DR Horton, Inc.	100	14,093
eBay, Inc.	450	24,174
Expedia Group, Inc.*	76	9,575
Ford Motor Co.	2,251	28,228
Gap, Inc. (The)	383	9,150
General Motors Co.	641	29,781
Genuine Parts Co.	78	10,789
Lennar Corp., Class A	83	12,439
Life Time Group Holdings, Inc.*	40	753
Lithia Motors, Inc.	15	3,787
LKQ Corp.	150	6,238
Lucid Group, Inc.*	1,276	3,330
Macy’s, Inc.	296	5,683
Mattel, Inc.*	360	5,854
MGM Resorts International*	65	2,889
Nordstrom, Inc.	169	3,586
Penske Automotive Group, Inc.	38	5,663
PulteGroup, Inc.	64	7,046
PVH Corp.	59	6,246
Ralph Lauren Corp.	65	11,379
Rivian Automotive, Inc., Class A*	566	7,596

See Notes to Financial Statements.

Simplify Next Intangible Value Index ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Signet Jewelers Ltd.	45	$4,031
Toll Brothers, Inc.	31	3,571
Urban Outfitters, Inc.*	96	3,941
VF Corp.	404	5,454
Whirlpool Corp.	56	5,723
		293,370
Consumer Staples – 7.9%
Albertsons Cos., Inc., Class A	616	12,166
Archer-Daniels-Midland Co.	195	11,788
Bunge Global SA	56	5,979
Coca-Cola Consolidated, Inc.	4	4,340
Kraft Heinz Co. (The)	475	15,305
Kroger Co. (The)	767	38,296
Maplebear, Inc.*	149	4,789
Molson Coors Beverage Co., Class B	83	4,219
Performance Food Group Co.*	87	5,752
Sysco Corp.	191	13,635
Target Corp.	482	71,355
Tyson Foods, Inc., Class A	135	7,714
Walgreens Boots Alliance, Inc.	942	11,393
		206,731
Energy – 3.8%
Antero Resources Corp.*	193	6,298
Chesapeake Energy Corp.	80	6,575
Chord Energy Corp.	26	4,360
Civitas Resources, Inc.	61	4,209
EQT Corp.	274	10,133
HF Sinclair Corp.	117	6,241
Marathon Oil Corp.	345	9,891
Murphy Oil Corp.	93	3,835
Noble Corp. PLC	83	3,706
NOV, Inc.	236	4,486
Ovintiv, Inc.	164	7,687
PBF Energy, Inc., Class A	72	3,313
Permian Resources Corp.	355	5,733
SM Energy Co.	70	3,026
Southwestern Energy Co.*	678	4,563
TechnipFMC PLC	329	8,603
Weatherford International PLC*	44	5,388
		98,047
Financials – 11.0%
Allstate Corp. (The)	113	18,042
Ally Financial, Inc.	128	5,078
American International Group, Inc.	285	21,158
Assurant, Inc.	22	3,657
Cincinnati Financial Corp.	66	7,795
Citigroup, Inc.	808	51,276
Citizens Financial Group, Inc.	195	7,026
CNA Financial Corp.	116	5,344

See Notes to Financial Statements.

Simplify Next Intangible Value Index ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Value
Common Stocks (continued)
Financials (continued)
Corebridge Financial, Inc.	258	$7,513
Equitable Holdings, Inc.	139	5,679
Everest Group Ltd.	18	6,858
Fidelity National Financial, Inc.	116	5,733
First Citizens BancShares, Inc., Class A	11	18,520
Jefferies Financial Group, Inc.	90	4,478
Loews Corp.	93	6,951
Markel Group, Inc.*	6	9,454
MetLife, Inc.	304	21,338
Old Republic International Corp.	116	3,584
Principal Financial Group, Inc.	100	7,845
Prudential Financial, Inc.	152	17,813
Reinsurance Group of America, Inc.	28	5,747
RenaissanceRe Holdings Ltd.	22	4,917
Synchrony Financial	167	7,881
Travelers Cos., Inc. (The)	97	19,724
Unum Group	80	4,089
W R Berkley Corp.	108	8,487
		285,987
Health Care – 12.3%
Baxter International, Inc.	330	11,039
Biogen, Inc.*	97	22,487
Bio-Rad Laboratories, Inc., Class A*	21	5,735
Bristol-Myers Squibb Co.	1,337	55,526
Centene Corp.*	231	15,315
CVS Health Corp.	534	31,538
DENTSPLY SIRONA, Inc.	138	3,438
Exelixis, Inc.*	190	4,269
GRAIL, Inc.*	20	307
Henry Schein, Inc.*	82	5,256
Humana, Inc.	52	19,430
Illumina, Inc.*	122	12,734
Incyte Corp.*	146	8,851
Jazz Pharmaceuticals PLC*	41	4,376
Pfizer, Inc.	3,780	105,764
Solventum Corp.*	113	5,975
Viatris, Inc.	783	8,323
		320,363
Industrials – 2.8%
Air Lease Corp.	84	3,993
Alight, Inc., Class A*	488	3,601
Builders FirstSource, Inc.*	37	5,121
Clarivate PLC*	669	3,807
CNH Industrial NV	500	5,065
Dun & Bradstreet Holdings, Inc.	408	3,778
Flowserve Corp.	100	4,810
Lyft, Inc., Class A*	316	4,456
MSC Industrial Direct Co., Inc., Class A	42	3,331
Robert Half, Inc.	81	5,182

See Notes to Financial Statements.

Simplify Next Intangible Value Index ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Value
Common Stocks (continued)
Industrials (continued)
Snap-on, Inc.	16	$4,182
Southwest Airlines Co.	339	9,699
Stanley Black & Decker, Inc.	96	7,669
Timken Co. (The)	44	3,526
WESCO International, Inc.	39	6,182
		74,402
Information Technology – 18.7%
Amkor Technology, Inc.	217	8,684
Arrow Electronics, Inc.*	40	4,830
ASGN, Inc.*	35	3,086
Avnet, Inc.	69	3,553
BILL Holdings, Inc.*	97	5,104
Box, Inc., Class A*	133	3,517
C3.ai, Inc., Class A*	110	3,186
Ciena Corp.*	132	6,360
Cirrus Logic, Inc.*	48	6,128
Cognizant Technology Solutions Corp., Class A	447	30,396
CommVault Systems, Inc.*	39	4,741
Dell Technologies, Inc., Class C	612	84,401
DocuSign, Inc.*	187	10,005
Dropbox, Inc., Class A*	305	6,853
Flex Ltd.*	308	9,083
Freshworks, Inc., Class A*	273	3,464
Hewlett Packard Enterprise Co.	1,174	24,854
HP, Inc.	885	30,993
Insight Enterprises, Inc.*	29	5,752
Intel Corp.	3,842	118,987
IPG Photonics Corp.*	41	3,460
Juniper Networks, Inc.	297	10,829
Kyndryl Holdings, Inc.*	211	5,551
NetApp, Inc.	187	24,086
Pegasystems, Inc.	78	4,721
Qorvo, Inc.*	85	9,863
Sanmina Corp.*	50	3,313
Silicon Laboratories, Inc.*	29	3,208
TD SYNNEX Corp.	78	9,001
Twilio, Inc., Class A*	156	8,862
UiPath, Inc., Class A*	526	6,670
Unity Software, Inc.*	359	5,837
Zoom Video Communications, Inc., Class A*	289	17,106
		486,484
Materials – 4.9%
Albemarle Corp.	111	10,603
Alcoa Corp.	115	4,575
Cleveland-Cliffs, Inc.*	294	4,525
Commercial Metals Co.	73	4,014
Corteva, Inc.	274	14,780
CRH PLC	204	15,296
DuPont de Nemours, Inc.	263	21,169

See Notes to Financial Statements.

Simplify Next Intangible Value Index ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Value
Common Stocks (continued)
Materials (continued)
Huntsman Corp.	181	$4,121
International Paper Co.	265	11,435
Mosaic Co. (The)	129	3,728
PPG Industries, Inc.	71	8,938
Reliance, Inc.	34	9,710
United States Steel Corp.	141	5,330
Westrock Co.	197	9,901
		128,125
Real Estate – 1.4%
Alexandria Real Estate Equities, Inc.	75	8,773
Jones Lang LaSalle, Inc.*	20	4,105
VICI Properties, Inc.	806	23,084
		35,962
Utilities – 2.9%
Ameren Corp.	66	4,693
Atmos Energy Corp.	37	4,316
Avangrid, Inc.	96	3,411
Consolidated Edison, Inc.	88	7,869
Dominion Energy, Inc.	212	10,388
Entergy Corp.	53	5,671
PG&E Corp.	542	9,463
PPL Corp.	183	5,060
Sempra	158	12,017
UGI Corp.	224	5,130
Xcel Energy, Inc.	138	7,371
		75,389
Total Common Stocks (Cost $2,557,955)		2,596,661

Money Market Funds – 0.1%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(a)
(Cost $1,521)	1,521	1,521

Total Investments – 99.9%
(Cost $2,559,476)		$2,598,182
Other Assets in Excess of Liabilities – 0.1%		1,304
Net Assets – 100.0%		$2,599,486

*	Non Income Producing
(a)	Rate shown reflects the 7-day yield as of June 30, 2024.

See Notes to Financial Statements.

Simplify Next Intangible Value Index ETF

Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

Investment Categories	% of Net Assets
Common Stocks	99.8%
Money Market Funds	0.1%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Short Term Treasury Futures Strategy ETF

Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 99.5%
U.S. Treasury Bill, 5.37%, 7/5/2024(a)(b)	$1,000,000	$999,418
U.S. Treasury Bill, 5.39%, 9/12/2024(a)(b)	10,000,000	9,894,079
U.S. Treasury Bill, 5.40%, 9/19/2024(a)(b)	369,700,000	365,421,340
U.S. Treasury Bill, 5.43%, 9/24/2024(a)(b)	162,000,000	160,008,418
Total U.S. Treasury Bills (Cost $536,270,680)		536,323,255

Total Investments – 99.5%
(Cost $536,270,680)		$536,323,255
Other Assets in Excess of Liabilities – 0.5%		2,756,346
Net Assets – 100.0%		$539,079,601

(a)	Securities with an aggregate market value of $207,584,642 have been pledged as collateral for futures as of June 30, 2024.
(b)	Represents a zero coupon bond. Rate shown reflects the effective yield.

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. 2 Years Note (CBT)	13,959	$2,850,689,531	9/30/24	$7,683,579

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.5%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify US Equity PLUS GBTC ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Exchange-Traded Funds – 85.2%
Equity Funds – 85.2%
iShares Core S&P 500 ETF(a)
(Cost $17,033,450)	33,507	$18,336,035
Grantor Trusts – 9.9%
Alternative Funds – 9.9%
Grayscale Bitcoin Trust BTC*
(Cost $1,874,582)	39,867	2,122,519

Principal
U.S. Treasury Bills – 4.6%
U.S. Treasury Bill, 5.36%, 9/19/2024(b)(c)
(Cost $988,432)	$1,000,000	988,427

	Shares
Money Market Funds – 0.0%†
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(d)
(Cost $9,756)	9,756	9,756

Total Investments – 99.7%
(Cost $19,906,220)		$21,456,737
Other Assets in Excess of Liabilities – 0.3%		69,718
Net Assets – 100.0%		$21,526,455

*	Non Income Producing
†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Security, or a portion thereof, in the amount of $988,427 has been pledged as collateral for futures as of June 30, 2024
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Rate shown reflects the 7-day yield as of June 30, 2024.

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
S&P 500 E-Mini Future	12	$3,312,900	9/20/24	$8,900

See Notes to Financial Statements.

Simplify US Equity PLUS GBTC ETF

Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

Investment Categories	% of Net Assets
Exchange-Traded Funds	85.2%
Grantor Trusts	9.9%
U.S. Treasury Bills	4.6%
Money Market Funds	0.0%†
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify US Equity PLUS QIS ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Exchange-Traded Funds – 94.7%
Alternative Funds – 50.0%
Simplify Multi-QIS Alternative ETF(a)(b)	59,335	$1,501,176
Equity Funds – 44.7%
iShares Core S&P 500 ETF(c)	2,453	1,342,355
Total Exchange-Traded Funds (Cost $2,688,599)		2,843,531

	Principal
U.S. Treasury Bills – 3.3%
U.S. Treasury Bill, 5.37%, 7/5/2024(d)(e)
(Cost $99,941)	$100,000	99,942

Total Investments – 98.0%
(Cost $2,788,540)		$2,943,473
Other Assets in Excess of Liabilities – 2.0%		59,519
Net Assets – 100.0%		$3,002,992

(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(d)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(e)	Security, or a portion thereof, in the amount of $99,942 has been pledged as collateral for futures as of June 30, 2024.

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
S&P 500 E-Mini Future	6	$1,656,450	9/20/24	$5,550

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Multi-QIS Alternative ETF	$—	$1,905,087	$(381,466)	$(4,184)	$(18,261)	$1,501,176	59,335	$56,067	$—

See Notes to Financial Statements.

Simplify US Equity PLUS QIS ETF

Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

Investment Categories	% of Net Assets
Exchange-Traded Funds	94.7%
U.S. Treasury Bills	3.3%
Total Investments	98.0%
Other Assets in Excess of Liabilities	2.0%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 98.8%
U.S. Treasury Bill, 5.39%, 7/5/2024(a)(b)	$500,000	$499,709
U.S. Treasury Bill, 5.41%, 8/13/2024(a)(b)	2,600,000	2,583,749
U.S. Treasury Bill, 5.40%, 9/19/2024(a)(b)	7,150,000	7,067,251
Total U.S. Treasury Bills (Cost $10,149,994)		10,150,709

Total Investments – 98.8%
(Cost $10,149,994)		$10,150,709
Other Assets in Excess of Liabilities – 1.2%		122,413
Net Assets – 100.0%		$10,273,122

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $2,186,955 have been pledged as collateral for futures as of June 30, 2024.

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
Natural Gas Future	4	$104,040	7/29/24	$(18,386)
NY Harbor ULSD Future	5	531,951	7/31/24	(239)
WTI Crude Future	5	403,200	8/20/24	960
GOLD 100 OZ FUTR	4	935,840	8/28/24	(1,907)
Natural Gas Future	8	207,840	8/28/24	(30,037)
NY Harbor ULSD Future	2	214,108	8/30/24	(46)
Soybean Future	2	110,000	9/13/24	(2,583)
WTI Crude Future	3	239,280	9/20/24	3,130
Copper Future	1	109,788	9/26/24	(875)
Natural Gas Future	8	215,360	9/26/24	(31,028)
NY Harbor ULSD Future	1	107,428	9/30/24	(46)
WTI Crude Future	3	237,000	10/22/24	2,880
Natural Gas Future	1	30,810	10/29/24	(1,850)
WTI Crude Future	10	783,400	11/20/24	10,540
Natural Gas Future	3	106,740	11/26/24	(9,570)
WTI Crude Future	1	77,740	12/19/24	130
Natural Gas Future	16	611,840	12/27/24	(37,433)
Natural Gas Future	9	329,580	1/29/25	(13,440)
Natural Gas Future	13	423,020	2/26/25	(23,920)
Natural Gas Future	2	60,420	3/27/25	(2,450)
Total unrealized appreciation/(depreciation)				$(156,170)

Short position contracts:
Soybean Oil Future	(3)	(79,326)	8/14/24	(240)
Wheat Future (CBT)	(17)	(487,475)	9/13/24	19,512
Corn Future	(10)	(203,750)	9/13/24	10,537
Soybean Oil Future	(2)	(52,884)	9/13/24	(126)
Silver Future	(1)	(147,800)	9/26/24	(1,450)
Corn Future	(7)	(147,263)	12/13/24	7,212
Wheat Future (CBT)	(6)	(179,100)	12/13/24	7,063
Corn Future	(1)	(21,738)	3/14/25	987

See Notes to Financial Statements.

Simplify Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments (Continued)

June 30, 2024

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Short position contracts: (continued)
Total unrealized appreciation/(depreciation)				$43,495
Total net unrealized depreciation				$(112,675)

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	98.8%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments

June 30, 2024

	Shares	Value
Exchange-Traded Funds – 79.8%
Alternative Funds – 28.2%
Simplify Managed Futures Strategy ETF(a)(b)	79,883	$2,150,450
Simplify Market Neutral Equity Long/Short ETF(b)(c)	121,722	2,871,422
		5,021,872
Commodity Funds – 6.4%
iShares Gold Trust*	25,892	1,137,436
Equity Funds – 18.6%
Simplify Next Intangible Core Index ETF(a)	36,956	968,288
Simplify Next Intangible Value Index ETF(a)	36,956	960,246
Simplify US Equity PLUS QIS ETF(a)	45,978	1,383,961
		3,312,495
Fixed Income Funds – 26.6%
Simplify High Yield PLUS Credit Hedge ETF(a)(b)	96,041	2,205,629
Simplify Intermediate Term Treasury Futures Strategy ETF(a)(b)	26,945	348,938
Simplify Short Term Treasury Futures Strategy ETF(a)(b)	101,484	2,163,639
		4,718,206
Total Exchange-Traded Funds (Cost $13,869,434)		14,190,009

Principal
U.S. Treasury Inflation Indexed Bonds – 18.5%
U.S. Treasury Inflation Indexed Bond, 0.13%, 2/15/2052(b)
(Cost $3,477,129)	$5,100,000	3,297,212

	Number of Contracts	Notional Amount
Purchased Options – 1.8%
Calls – Exchange-Traded – 0.8%
Carvana Co., August Strike Price $140, Expires 8/16/24(d)	100	$1,400,000	123,250
S&P 500 Index, July Strike Price $5,540, Expires 7/12/24(d)	2	1,108,000	3,380
S&P 500 Index, July Strike Price $5,530, Expires 7/19/24(d)	2	1,106,000	6,010
S&P 500 Index, July Strike Price $5,535, Expires 7/26/24(d)	2	1,107,000	8,026
			140,666
Puts – Exchange-Traded – 1.0%
Carvana Co., August Strike Price $65, Expires 8/16/24(d)	1,250	8,125,000	55,625
Carvana Co., August Strike Price $70, Expires 8/16/24(d)	500	3,500,000	33,500
S&P 500 Index, July Strike Price $4,920, Expires 7/05/24(d)	13	6,396,000	325
S&P 500 Index, July Strike Price $4,940, Expires 7/12/24(d)	13	6,422,000	936
S&P 500 Index, August Strike Price $4,500, Expires 8/30/24(d)	84	37,800,000	40,740
S&P 500 Index, August Strike Price $4,750, Expires 8/30/24(d)	50	23,750,000	39,750
			170,876

Total Purchased Options (Cost $2,101,756)			311,542

Shares
Money Market Funds – 0.3%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(e)
(Cost $57,422)	57,422	57,422

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2024

Value
Total Investments – 100.4%
(Cost $19,505,741)	$17,856,185
Liabilities in Excess of Other Assets – (0.4)%	(70,772)
Net Assets – 100.0%	$17,785,413

	Number of Contracts	Notional Amount
Written Options – (3.0)%

Calls – Exchange-Traded – (2.4)%
3 Month SOFR Future, December Strike Price $95.5, Expires 12/13/24	(400)	$(95,500,000)	$(95,000)
Carvana Co., August Strike Price $100, Expires 8/16/24	(100)	(1,000,000)	(336,500)
			(431,500)
Puts – Exchange-Traded – (0.6)%
Carvana Co., August Strike Price $50, Expires 8/16/24	(1,250)	$(6,250,000)	$(30,000)
S&P 500 Index, July Strike Price $5,250, Expires 7/05/24	(13)	(6,825,000)	(780)
S&P 500 Index, July Strike Price $5,260, Expires 7/12/24	(13)	(6,838,000)	(5,538)
S&P 500 Index, August Strike Price $4,250, Expires 8/30/24	(200)	(85,000,000)	(64,000)
			(100,318)

Total Written Options (Premiums Received $1,109,962)			$(531,818)

*	Non Income Producing
(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	Securities with an aggregate market value of $10,714,822 have been pledged as collateral for options as of June 30, 2024.
(c)	Affiliated fund managed by Simplify EQLS, LLC.
(d)	Held in connection with Written Options.
(e)	Rate shown reflects the 7-day yield as of June 30, 2024.

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
3 Month SOFR Future	400	$95,145,000	3/18/25	$185,000

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2024

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Aggregate Bond ETF	$2,397,076	$1,006,275	$(3,252,084)	$(217,443)	$66,176	$—	—	$172,789	$—
Simplify Commodities Strategy No K-1 ETF	3,245,076	27,079	(3,214,716)	(107,931)	50,492	—	—	26,200	—
Simplify High Yield PLUS Credit Hedge ETF	8,900,355	73,292	(7,067,981)	158,493	141,471	2,205,629	96,041	306,042	—
Simplify Interest Rate Hedge ETF	—	185,570	(179,349)	(6,221)	—	—	—	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	3,006,326	10,046	(2,444,021)	(428,670)	205,257	348,938	26,945	51,725	—
Simplify Managed Futures Strategy ETF	7,095,936	63,920	(5,303,085)	212,464	81,215	2,150,450	79,883	176,766	125,988
Simplify Market Neutral Equity Long/Short ETF	2,461,750	6,957,311	(6,326,620)	(223,182)	2,163	2,871,422	121,722	12,172	—
Simplify Next Intangible Core Index ETF	—	1,264,253	(357,991)	8,439	53,587	968,288	36,956	1,848	—
Simplify Next Intangible Value Index ETF	—	1,278,132	(365,224)	11,823	35,515	960,246	36,956	1,848	—
Simplify Short Term Treasury Futures Strategy ETF	7,990,232	2,634,534	(8,200,381)	(714,556)	453,810	2,163,639	101,484	242,607	—
Simplify US Equity PLUS QIS ETF	—	2,713,546	(1,680,522)	143,739	207,198	1,383,961	45,978	55,901	—
Simplify Volatility Premium ETF	2,740,253	—	(2,758,056)	135,519	(117,716)	—	—	—	—
	$37,837,004	$16,213,958	$(41,150,030)	$(1,027,526)	$1,179,168	$13,052,573	545,965	$1,047,898	$125,988

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2024

As of June 30, 2024, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Nomura Securities	9/18/2024	AUD	1,550,000	USD	1,027,776	$—	$(8,404)
BNY Mellon Capital Market	9/18/2024	BRL	2,667,076	USD	476,000	3,244	—
BNY Mellon Capital Market	9/18/2024	BRL	1,286,930	USD	238,000	9,884	—
Nomura Securities	9/18/2024	CAD	2,900,000	USD	2,122,881	—	(1,037)
Nomura Securities	9/18/2024	CAD	1,920,000	USD	1,399,348	—	(6,832)
Nomura Securities	9/18/2024	CHF	340,000	USD	381,980	—	(191)
Nomura Securities	9/18/2024	CHF	620,000	USD	701,095	4,196	—
Nomura Securities	9/18/2024	CHF	630,000	USD	710,144	2,005	—
Nomura Securities	9/18/2024	GBP	840,000	USD	1,061,801	—	(687)
Nomura Securities	9/18/2024	GBP	850,000	USD	1,079,281	4,143	—
The Bank of New York Mellon	9/18/2024	HUF	449,165,953	USD	1,201,000	—	(13,406)
The Bank of New York Mellon	9/18/2024	HUF	156,892,720	USD	424,000	—	(189)
BNY Mellon Capital Market	9/18/2024	IDR	28,355,081,756	USD	1,717,657	—	(11,606)
Nomura Securities	9/18/2024	JPY	391,000,000	USD	2,493,059	32,409	—
Nomura Securities	9/18/2024	JPY	57,480,000	USD	361,659	—	(75)
The Bank of New York Mellon	9/18/2024	MXN	2,927,598	USD	158,000	—	(5)
The Bank of New York Mellon	9/18/2024	MXN	6,577,900	USD	349,000	—	(6,015)
Nomura Securities	9/18/2024	NOK	4,190,000	USD	394,221	996	—
Nomura Securities	9/18/2024	NOK	11,160,000	USD	1,049,333	1,984	—
Nomura Securities	9/18/2024	NOK	11,240,000	USD	1,065,287	10,430	—
Nomura Securities	9/18/2024	NOK	14,720,000	USD	1,390,387	8,938	—
Nomura Securities	9/18/2024	NZD	1,743,000	USD	1,067,666	6,020	—
Nomura Securities	9/18/2024	NZD	1,727,000	USD	1,060,594	8,693	—
Nomura Securities	9/18/2024	SEK	7,330,000	USD	703,080	8,609	—
Nomura Securities	9/18/2024	SEK	7,320,000	USD	701,781	8,257	—
The Bank of New York Mellon	9/18/2024	SGD	341,353	USD	254,000	1,295	—
The Bank of New York Mellon	9/18/2024	SGD	386,093	USD	286,000	175	—
The Bank of New York Mellon	9/18/2024	SGD	1,275,242	USD	951,602	7,538	—
The Bank of New York Mellon	9/18/2024	TWD	20,646,610	USD	641,000	—	(1,108)
The Bank of New York Mellon	9/18/2024	TWD	25,885,593	USD	808,041	3,001	—
Nomura Securities	9/18/2024	USD	254,303	AUD	380,000	—	(272)
Nomura Securities	9/18/2024	USD	2,088,831	AUD	3,160,000	23,638	—
BNY Mellon Capital Market	9/18/2024	USD	290,000	BRL	1,593,015	—	(7,628)
The Bank of New York Mellon	9/18/2024	USD	1,034,513	BRL	5,658,269	—	(31,550)
The Bank of New York Mellon	9/18/2024	USD	656,000	BRL	3,578,874	—	(21,623)
Nomura Securities	9/18/2024	USD	1,405,797	CAD	1,920,000	382	—
Nomura Securities	9/18/2024	USD	1,060,926	CAD	1,450,000	1,033	—
Nomura Securities	9/18/2024	USD	1,064,117	CAD	1,450,000	—	(2,158)
Nomura Securities	9/18/2024	USD	2,141,732	GBP	1,690,000	—	(4,106)
The Bank of New York Mellon	9/18/2024	USD	323,250	HUF	117,998,903	—	(4,217)
The Bank of New York Mellon	9/18/2024	USD	887,000	HUF	327,036,900	—	(2,793)
The Bank of New York Mellon	9/18/2024	USD	1,496,000	HUF	556,850,096	9,551	—
BNY Mellon Capital Market	9/18/2024	USD	1,710,000	IDR	28,261,170,000	13,536	—
Nomura Securities	9/18/2024	USD	1,053,419	JPY	164,110,000	—	(20,638)
The Bank of New York Mellon	9/18/2024	USD	838,136	MXN	16,141,530	33,035	—
Nomura Securities	9/18/2024	USD	1,063,746	NOK	11,240,000	—	(8,889)
Nomura Securities	9/18/2024	USD	1,051,095	NOK	11,160,000	—	(3,746)

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2024

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Nomura Securities	9/18/2024	USD	2,128,224	NZD	3,470,000	$—	$(14,677)
Nomura Securities	9/18/2024	USD	2,656,456	NZD	4,360,000	—	(818)
Nomura Securities	9/18/2024	USD	1,401,006	SEK	14,650,000	—	(13,011)
Nomura Securities	9/18/2024	USD	1,338,828	SEK	14,120,000	—	(1,047)
The Bank of New York Mellon	9/18/2024	USD	416,000	SGD	561,683	—	(185)
BNY Mellon Capital Market	9/18/2024	USD	1,225,321	TWD	39,639,134	7,453	—
BNY Mellon Capital Market	9/18/2024	USD	217,000	TWD	6,996,080	577	—
The Bank of New York Mellon	9/18/2024	USD	642,000	ZAR	11,913,722	8,782	—
The Bank of New York Mellon	9/18/2024	USD	810,991	ZAR	15,109,940	14,384	—
The Bank of New York Mellon	9/18/2024	ZAR	6,154,989	USD	335,000	—	(1,214)
The Bank of New York Mellon	9/18/2024	ZAR	4,338,717	USD	234,000	—	(3,001)
BNY Mellon Capital Market	9/19/2024	CNH	2,947,641	USD	406,000	—	(344)
The Bank of New York Mellon	9/19/2024	CNH	1,190,690	USD	165,000	859	—
The Bank of New York Mellon	9/19/2024	CNH	2,298,618	USD	319,045	2,172	—
The Bank of New York Mellon	9/19/2024	HKD	2,765,912	USD	355,000	—	(6)
The Bank of New York Mellon	9/19/2024	KRW	802,644,200	USD	586,000	136	—
The Bank of New York Mellon	9/19/2024	KRW	1,512,602,615	USD	1,111,701	7,627	—
BNY Mellon Capital Market	9/19/2024	USD	438,000	KRW	600,760,800	505	—
Total unrealized appreciation (depreciation)						$245,487	$(191,478)

Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

Investment Categories	% of Net Assets
Exchange-Traded Funds	79.8%
U.S. Treasury Inflation Indexed Bonds	18.6%
Purchased Options	1.8%
Money Market Funds	0.3%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 93.1%
U.S. Treasury Bill, 5.37%, 7/5/2024(a)(b)	$8,000,000	$7,995,347
U.S. Treasury Bill, 5.23%, 8/13/2024(a)(b)	9,200,000	9,142,498
U.S. Treasury Bill, 5.29%, 9/19/2024(a)(b)	175,600,000	173,567,723
Total U.S. Treasury Bills (Cost $190,691,701)		190,705,568

Total Investments – 93.1%
(Cost $190,691,701)		$190,705,568
Other Assets in Excess of Liabilities – 6.9%		14,164,034
Net Assets – 100.0%		$204,869,602

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $116,743,573 have been pledged as collateral for futures as of June 30, 2024.

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
Natural Gas Future	8	$208,080	7/29/24	$(34,912)
WTI Crude Future	15	1,209,600	8/20/24	2,142
Natural Gas Future	57	1,480,860	8/28/24	(248,720)
Live Cattle Future	171	12,683,070	8/30/24	230,252
WTI Crude Future	33	2,632,080	9/20/24	5,780
Natural Gas Future	45	1,211,400	9/26/24	(123,549)
Sugar #11 (World) Future	435	9,890,160	9/30/24	423,868
WTI Crude Future	41	3,239,000	10/22/24	9,750
Live Cattle Future	183	13,532,850	10/31/24	53,171
WTI Crude Future	111	8,695,740	11/20/24	27,000
Natural Gas Future	13	462,540	11/26/24	(36,535)
WTI Crude Future	17	1,321,580	12/19/24	4,680
Gold 100 OZ Future	2	477,120	12/27/24	(895)
Natural Gas Future	161	6,156,640	12/27/24	(506,816)
Live Cattle Future	27	2,007,720	12/31/24	(4,340)
WTI Crude Future	7	540,190	1/21/25	1,970
Natural Gas Future	69	2,526,780	1/29/25	(158,328)
WTI Crude Future	18	1,379,700	2/20/25	4,440
Natural Gas Future	152	4,946,080	2/26/25	(473,166)
Sugar #11 (World) Future	103	2,375,262	2/28/25	85,351
Natural Gas Future	23	694,830	3/27/25	(29,220)
Sugar #11 (World) Future	19	418,152	4/30/25	7,235
Total unrealized appreciation/(depreciation)				$(760,842)

Short position contracts:
Soybean Oil Future	(287)	(7,588,854)	8/14/24	7,715
Corn Future	(525)	(10,696,875)	9/13/24	958,842
Wheat Future (CBT)	(398)	(11,412,650)	9/13/24	838,734
Soybean Oil Future	(172)	(4,548,024)	9/13/24	(834)

See Notes to Financial Statements

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2024

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Short position contracts: (continued)
CAN 10Year Bond Future	(792)	$(69,511,670)	9/18/24	$(696,222)
Copper Future	(58)	(6,367,675)	9/26/24	11,827
Silver Future	(56)	(8,276,800)	9/26/24	(32,153)
U.S. 5 Year Note (CBT)	(1,584)	(168,819,750)	9/30/24	653,219
Soybean Oil Future	(8)	(210,384)	10/14/24	(1,200)
Cotton No. 2 Future	(91)	(3,307,395)	12/6/24	22,549
Corn Future	(509)	(10,708,088)	12/13/24	853,467
Wheat Future (CBT)	(158)	(4,716,300)	12/13/24	383,267
3-Month CORRA Futures	(750)	(130,916,268)	12/17/24	(30,835)
Copper Future	(14)	(1,543,850)	12/27/24	20,081
Silver Future	(8)	(1,199,600)	12/27/24	9,850
Cotton No. 2 Future	(40)	(1,487,200)	3/7/25	9,817
Corn Future	(51)	(1,108,612)	3/14/25	67,012
Wheat Future (CBT)	(23)	(707,825)	3/14/25	(7,538)
3 Month SOFR Future	(401)	(95,382,862)	3/18/25	365,033
3-Month CORRA Futures	(758)	(132,638,226)	3/18/25	(55,215)
Corn Future	(10)	(222,125)	5/14/25	7,750
3 Month SOFR Future	(290)	(69,190,375)	6/17/25	130,489
3-Month CORRA Futures	(514)	(90,162,750)	6/17/25	(108,179)
3 Month SOFR Future	(993)	(237,538,012)	9/16/25	(176,787)
3 Month SOFR Future	(1,156)	(277,093,200)	12/16/25	266,824
Total unrealized appreciation/(depreciation)				$3,497,513
Total net unrealized appreciation				$2,736,671

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	93.1%
Total Investments	93.1%
Other Assets in Excess of Liabilities	6.9%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements

(This page intentionally left blank)

Simplify Exchange Traded Funds

Statements of Assets and Liabilities

June 30, 2024

	Simplify Aggregate Bond ETF	Simplify Health Care ETF	Simplify Hedged Equity ETF	Simplify High Yield PLUS Credit Hedge ETF
Assets
Investments, at value	$216,332,119	$131,340,531	$171,437,038	$154,447,439
Cash	197,702	—	—	2,452,695
Cash held as collateral for swaps	—	—	—	788,570
Unrealized appreciation on over the counter swaps	—	—	—	66,807
Receivables:
Securities sold	10,031,718	5,798,748	65,063	—
Due from broker	1,251,064	—	—	18
Prepaid expenses	58	58	403	403
Interest	—	—	659	—
Dividends	—	62,827	—	15,536
Foreign tax reclaim	—	18,461	—	—
Capital shares	—	—	4,147,521	—
Total assets	227,812,661	137,220,625	175,650,684	157,771,468

Liabilities
Unrealized depreciation on over the counter swaps	—	—	—	851,984
Payables:
Securities purchased	20,035,156	—	4,156,865	—
Written options	398,438	—	2,761,945	14,692
Investment advisory fees	41,683	51,376	65,970	32,012
Reset of swaps	—	—	—	705,000
Total liabilities	20,475,277	51,376	6,984,780	1,603,688
Net Assets	$207,337,384	$137,169,249	$168,665,904	$156,167,780

Net Assets Consist of
Paid-in capital	$208,275,577	$135,912,138	$177,250,175	$157,385,532
Distributable earnings (loss)	(938,193)	1,257,111	(8,584,271)	(1,217,752)
Net Assets	$207,337,384	$137,169,249	$168,665,904	$156,167,780
Number of Common Shares outstanding	10,000,001	4,375,001	6,100,001	6,800,001
Net Asset Value, offering and redemption price per share	$20.73	$31.35	$27.65	$22.97
Investments, at cost	$216,098,429	$122,966,528	$159,758,116	$154,503,964
Premiums received	$529,979	$—	$1,519,827	$42,692

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2024

	Simplify Interest Rate Hedge ETF	Simplify Intermediate Term Treasury Futures Strategy ETF	Simplify Market Neutral Equity Long/Short ETF	Simplify MBS ETF
Assets
Investments, at value	$145,095,490	$48,144,002	$153,291,142	$1,485,575,455
Cash	328,707	—	1,888,440	173,026
Unrealized appreciation on over the counter swaps	1,923	—	1,178,349	—
Receivables:
Due from broker	39,905	—	—	—
Interest	31,841	773	—	—
Prepaid expenses	1,150	173	30	—
Capital shares	—	3,569,726	—	—
Securities sold	—	791,505	—	—
Total assets	145,499,016	52,506,179	156,357,961	1,485,748,481

Liabilities
Due to custodian	—	363,115	—	—
Payables:
Investment advisory fees	57,869	5,498	126,774	89,931
Securities purchased	—	3,459,470	—	735,351,613
Total liabilities	57,869	3,828,083	126,774	735,441,544
Net Assets	$145,441,147	$48,678,096	$156,231,187	$750,306,937

Net Assets Consist of
Paid-in capital	$128,345,010	$75,950,902	$157,003,507	$751,032,970
Distributable earnings (loss)	17,096,137	(27,272,806)	(772,320)	(726,033)
Net Assets	$145,441,147	$48,678,096	$156,231,187	$750,306,937
Number of Common Shares outstanding	3,025,001	3,750,001	6,625,001	14,900,001
Net Asset Value, offering and redemption price per share	$48.08	$12.98	$23.58	$50.36
Investments, at cost	$124,080,612	$48,139,284	$153,282,815	$1,483,489,262

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2024

	Simplify Multi- QIS Alternative ETF	Simplify Next Intangible Core Index ETF	Simplify Next Intangible Value Index ETF	Simplify Short Term Treasury Futures Strategy ETF
Assets
Investments, at value	$114,454,112	$2,619,756	$2,598,182	$536,323,255
Cash	128,576	—	—	269,459
Deposit at Broker for Option Contracts	64,975	—	—	—
Unrealized appreciation on over the counter swaps	1,018,664	—	—	—
Receivables:
Dividends	—	1,574	1,773	—
Prepaid expenses	—	—	—	2,248
Due from broker	—	—	—	2,550,592
Securities sold	—	—	61	—
Total assets	115,666,327	2,621,330	2,600,016	539,145,554

Liabilities
Unrealized depreciation on over the counter swaps	630,830	—	—	—
Payables:
Investment advisory fees	94,299	526	530	65,953
Written options	1,898	—	—	—
Total liabilities	727,027	526	530	65,953
Net Assets	$114,939,300	$2,620,804	$2,599,486	$539,079,601

Net Assets Consist of
Paid-in capital	$114,051,627	$2,500,025	$2,500,025	$591,729,358
Distributable earnings (loss)	887,673	120,779	99,461	(52,649,757)
Net Assets	$114,939,300	$2,620,804	$2,599,486	$539,079,601
Number of Common Shares outstanding	4,550,001	100,001	100,001	25,275,001
Net Asset Value, offering and redemption price per share	$25.26	$26.21	$25.99	$21.33
Investments, at cost	$114,469,360	$2,528,765	$2,559,476	$536,270,680
Premiums received	$12,637	$—	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2024

	Simplify US Equity PLUS GBTC ETF	Simplify US Equity PLUS QIS ETF
Assets
Investments in unaffiliated securities, at value	$21,456,737	$1,442,297
Investments in affiliated securities, at value	—	1,501,176
Cash	—	3,720
Receivables:
Securities sold	820,816	35,569
Due from broker	497,573	70,426
Interest	1,944	—
Prepaid expenses	58	—
Total assets	22,777,128	3,053,188

Liabilities
Payables:
Securities purchased	1,242,314	48,975
Investment advisory fees	8,359	1,221
Total liabilities	1,250,673	50,196
Net Assets	$21,526,455	$3,002,992

Net Assets Consist of
Paid-in capital	$24,448,086	$2,470,447
Distributable earnings (loss)	(2,921,631)	532,545
Net Assets	$21,526,455	$3,002,992
Number of Common Shares outstanding	625,001	100,001
Net Asset Value, offering and redemption price per share	$34.44	$30.03
Investments, at cost	$19,906,220	$1,269,103
Investments in affiliated securities, at cost	$—	$1,519,437

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Assets and Liabilities

June 30, 2024

	Simplify Commodities Strategy No K-1 ETF	Simplify Macro Strategy ETF	Simplify Managed Futures Strategy ETF
Assets
Investments in unaffiliated securities, at value	$10,150,709	$4,803,612	$190,705,568
Investments in affiliated securities, at value	—	13,052,573	—
Cash	5,460	128,264	2,282,592
Unrealized appreciation on forward foreign currency contracts	—	245,487	—
Receivables:
Due from broker	123,381	—	23,731,060
Prepaid expenses	30	58	403
Interest	—	3,329	—
Securities sold	—	699,291	—
Investment adviser	—	86,333	—
Total assets	10,279,580	19,018,947	216,719,623

Liabilities
Unrealized depreciation on forward foreign currency contracts	—	191,478	—
Payables:
Investment advisory fees	6,458	—	123,746
Due to broker	—	504,761	—
Capital shares	—	—	1,347,826
Securities purchased	—	5,477	10,378,449
Written options	—	531,818	—
Total liabilities	6,458	1,233,534	11,850,021
Net Assets	$10,273,122	$17,785,413	$204,869,602

Net Assets Consist of
Paid-in capital	$10,350,976	$21,952,822	$193,185,005
Distributable earnings (loss)	(77,854)	(4,167,409)	11,684,597
Net Assets	$10,273,122	$17,785,413	$204,869,602
Number of Common Shares outstanding	425,001	850,001	7,600,001
Net Asset Value, offering and redemption price per share	$24.17	$20.92	$26.96
Investments, at cost	$10,149,994	$6,484,937	$190,691,701
Investments in affiliated securities, at cost	$—	$13,020,804	$—
Premiums received	$—	$1,109,962	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations

For the Year Ended June 30, 2024

	Simplify Aggregate Bond ETF	Simplify Health Care ETF	Simplify Hedged Equity ETF	Simplify High Yield PLUS Credit Hedge ETF
Investment Income
Dividend income	$2,166,733	$797,691	$2,563,272	$—
Interest income	3,806,243	—	—	3,788,182
Total income	5,972,976	797,691	2,563,272	3,788,182

Expenses
Investment advisory fees	671,047	426,070	754,254	362,128
Interest expense	32,439	126	15,775	3,098
Other expenses	94	—	100	—
Total expenses	703,580	426,196	770,129	365,226
Less fees waived:
Waiver	(351,681)	—	—	(181,068)
Net expenses	351,899	426,196	770,129	184,158
Net investment income (loss)	5,621,077	371,495	1,793,143	3,604,024

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,013,119)	(431,783)	(5,749,173)	(582,571)
In-kind redemptions	55,093	6,935,472	30,611,866	—
Futures	(1,565,246)	—	—	—
Swaps	7,364	—	—	4,923,017
Written options	2,861,197	—	(6,544,735)	277,655
Net realized gain (loss)	(654,711)	6,503,689	18,317,958	4,618,101
Net change in unrealized appreciation (depreciation) on:
Investments	283,689	6,718,265	3,902,210	(10,994)
Futures	328,056	—	—	—
Swaps	(2,346)	—	—	(736,809)
Written options	103,354	—	(18,710)	(3,135)
Net unrealized gain (loss)	712,753	6,718,265	3,883,500	(750,938)
Net realized and unrealized gain (loss)	58,042	13,221,954	22,201,458	3,867,163
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,679,119	$13,593,449	$23,994,601	$7,471,187

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2024

	Simplify Interest Rate Hedge ETF	Simplify Intermediate Term Treasury Futures Strategy ETF	Simplify Market Neutral Equity Long/Short ETF	Simplify MBS ETF(1)
Investment Income
Dividend income	$—	$11,624	$—	$—
Interest income	7,519,177	2,477,103	6,371,039	13,722,311
Total income	7,519,177	2,488,727	6,371,039	13,722,311

Expenses
Investment advisory fees	873,405	118,977	1,196,259	646,463
Interest expense	159	211	—	62,463
Total expenses	873,564	119,188	1,196,259	708,926
Less fees waived:
Waiver	—	(48,106)	—	(258,585)
Net expenses	873,564	71,082	1,196,259	450,341
Net investment income (loss)	6,645,613	2,417,645	5,174,780	13,271,970

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	24,670,221	19,432	953	(2,812,226)
Futures	—	(10,807,134)	—	—
Swaps	—	—	1,568,686	—
Net realized gain (loss)	24,670,221	(10,787,702)	1,569,639	(2,812,226)
Net change in unrealized appreciation (depreciation) on:
Investments	28,080,558	(6,383)	7,510	2,086,193
Futures	—	3,928,917	—	—
Swaps	728	—	1,184,238	—
Net unrealized gain (loss)	28,081,286	3,922,534	1,191,748	2,086,193
Net realized and unrealized gain (loss)	52,751,507	(6,865,168)	2,761,387	(726,033)
Net Increase (Decrease) in Net Assets Resulting from Operations	$59,397,120	$(4,447,523)	$7,936,167	$12,545,937

(1)	For the period November 7, 2023 (commencement of operations) through June 30, 2024.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2024

	Simplify Multi- QIS Alternative ETF(1)	Simplify Next Intangible Core Index ETF(2)	Simplify Next Intangible Value Index ETF(2)	Simplify Short Term Treasury Futures Strategy ETF
Investment Income
Dividend income*	$—	$7,554	$10,505	$—
Interest income	5,876,634	—	—	31,529,193
Total income	5,876,634	7,554	10,505	31,529,193

Expenses
Investment advisory fees	1,095,980	1,303	1,313	1,492,632
Interest expense	70	—	1	3,278
Total expenses	1,096,050	1,303	1,314	1,495,910
Less fees waived:
Waiver	—	—	—	(610,624)
Net expenses	1,096,050	1,303	1,314	885,286
Net investment income (loss)	4,780,584	6,251	9,191	30,643,907

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(119,319)	28,537	56,564	43,215
Futures	—	—	—	(57,457,682)
Swaps	35,149	—	—	—
Written options	17,186	—	—	—
Net realized gain (loss)	(66,984)	28,537	56,564	(57,414,467)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,248)	90,991	38,706	(64,354)
Futures	—	—	—	30,980,859
Swaps	387,834	—	—	—
Written options	10,739	—	—	—
Net unrealized gain (loss)	383,325	90,991	38,706	30,916,505
Net realized and unrealized gain (loss)	316,341	119,528	95,270	(26,497,962)
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,096,925	$125,779	$104,461	$4,145,945
* Withholding tax	$—	$16	$—	$—

(1)	For the period July 11, 2023 (commencement of operations) through June 30, 2024.
(2)	For the period April 16, 2024 (commencement of operations) through June 30, 2024.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2024

	Simplify US Equity PLUS GBTC ETF	Simplify US Equity PLUS QIS ETF(1)
Investment Income
Unaffiliated dividend income	$144,881	$14,316
Affiliated dividend income	—	56,067
Interest income	—	7,406
Total income	144,881	77,789

Expenses
Investment advisory fees	53,810	10,319
Interest expense	1,265	1,307
Total expenses	55,075	11,626
Net investment income (loss)	89,806	66,163

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	31,283	131,774
Affiliated investments	—	(4,184)
In-kind redemptions	949,211	—
Futures	278,100	308,966
Net realized gain (loss)	1,258,594	436,556
Net change in unrealized appreciation (depreciation) on:
Investments	1,726,506	173,194
Affiliated investments	—	(18,261)
Futures	(21,628)	5,550
Net unrealized gain (loss)	1,704,878	160,483
Net realized and unrealized gain (loss)	2,963,472	597,039
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,053,278	$663,202

(1)	For the period November 14, 2023 (commencement of operations) through June 30, 2024.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Operations

For the Year Ended June 30, 2024

	Simplify Commodities Strategy No K-1 ETF	Simplify Macro Strategy ETF	Simplify Managed Futures Strategy ETF
Investment Income
Affiliated dividend income	$—	$1,047,898	$—
Interest income	423,664	331,603	7,417,152
Total income	423,664	1,379,501	7,417,152

Expenses
Investment advisory fees	65,614	244,892	1,155,079
Interest expense	—	35,434	10,492
Other expenses	—	59	—
Total expenses	65,614	280,385	1,165,571
Less fees waived:
Waiver	—	(81,958)	—
Net expenses	65,614	198,427	1,165,571
Net investment income (loss)	358,050	1,181,074	6,251,581

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(33)	(2,863,283)	9,403
Affiliated investments	—	(870,015)	—
Affiliated in-kind redemptions	—	(157,511)	—
Futures	(336,685)	683,332	17,163,890
Written options	—	858,514	—
Forward foreign currency contracts	—	(145,620)	—
Foreign currency transactions	—	—	(70,711)
Capital gain distributions from affiliated funds	—	125,988	—
Net realized gain (loss)	(336,718)	(2,368,595)	17,102,582
Net change in unrealized appreciation (depreciation) on:
Investments	652	(2,257,873)	11,350
Affiliated investments	—	1,179,168	—
Forward foreign currency contracts	—	54,009	—
Foreign currency translations	—	—	2,458
Futures	(119,744)	185,000	(3,536,458)
Written options	—	29,575	—
Net unrealized gain (loss)	(119,092)	(810,121)	(3,522,650)
Net realized and unrealized gain (loss)	(455,810)	(3,178,716)	13,579,932
Net Increase (Decrease) in Net Assets Resulting from Operations	$(97,760)	$(1,997,642)	$19,831,513

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Aggregate Bond ETF		Simplify Health Care ETF
	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$5,621,077	$89,130	$371,495	$353,397
Net realized gain (loss)	(654,711)	(123,717)	6,503,689	(3,223,584)
Net change in net unrealized appreciation (depreciation)	712,753	20,355	6,718,265	4,827,651
Net increase (decrease) in net assets resulting from operations	5,679,119	(14,232)	13,593,449	1,957,464

Distributions to Shareholders from:
Distributions	(6,394,098)	(193,442)	(490,865)	(399,848)
Return of capital	(8,368,404)	(98,448)	—	—
Total distributions	(14,762,502)	(291,890)	(490,865)	(399,848)

Fund Shares Transactions
Proceeds from shares sold	209,989,955	13,780,959	134,296,970	94,962,880
Value of shares redeemed	(5,381,902)	(2,844,322)	(69,294,326)	(71,260,601)
Net increase (decrease) in net assets resulting from fund share transactions	204,608,053	10,936,637	65,002,644	23,702,279
Total net increase (decrease) in Net Assets	195,524,670	10,630,515	78,105,228	25,259,895

Net Assets
Beginning of period	11,812,714	1,182,199	59,064,021	33,804,126
End of period	$207,337,384	$11,812,714	$137,169,249	$59,064,021

Changes in Shares Outstanding
Shares outstanding, beginning of period	525,001	50,001	2,225,001	1,375,001
Shares sold	9,725,000	600,000	4,700,000	3,675,000
Shares redeemed	(250,000)	(125,000)	(2,550,000)	(2,825,000)
Shares outstanding, end of period	10,000,001	525,001	4,375,001	2,225,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Hedged Equity ETF		Simplify High Yield PLUS Credit Hedge ETF
	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,793,143	$900,809	$3,604,024	$1,342,066
Net realized gain (loss)	18,317,958	(537,959)	4,618,101	534,079
Net change in net unrealized appreciation (depreciation)	3,883,500	10,760,851	(750,938)	54,828
Net increase (decrease) in net assets resulting from operations	23,994,601	11,123,701	7,471,187	1,930,973

Distributions to Shareholders from:
Distributions	(6,120,484)	(4,428,969)	(4,715,001)	(2,959,704)
Return of capital	—	—	—	(708,226)
Total distributions	(6,120,484)	(4,428,969)	(4,715,001)	(3,667,930)

Fund Shares Transactions
Proceeds from shares sold	242,299,095	119,805,768	120,041,111	43,515,463
Value of shares redeemed	(198,304,502)	(57,066,544)	(11,870,064)	(26,548,334)
Net increase (decrease) in net assets resulting from fund share transactions	43,994,593	62,739,224	108,171,047	16,967,129
Total net increase (decrease) in Net Assets	61,868,710	69,433,956	110,927,233	15,230,172

Net Assets
Beginning of period	106,797,195	37,363,239	45,240,547	30,010,375
End of period	$168,665,905	$106,797,195	$156,167,780	$45,240,547

Changes in Shares Outstanding
Shares outstanding, beginning of period	4,300,001	1,625,001	2,075,001	1,350,001
Shares sold	9,325,000	5,125,000	5,250,000	1,925,000
Shares redeemed	(7,525,000)	(2,450,000)	(525,000)	(1,200,000)
Shares outstanding, end of period	6,100,001	4,300,001	6,800,001	2,075,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Interest Rate Hedge ETF		Simplify Intermediate Term Treasury Futures Strategy ETF
	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$6,645,613	$6,979,611	$2,417,645	$1,338,107
Net realized gain (loss)	24,670,221	93,935,396	(10,787,702)	(8,252,209)
Net change in net unrealized appreciation (depreciation)	28,081,286	(58,638,322)	3,922,534	(1,461,252)
Net increase (decrease) in net assets resulting from operations	59,397,120	42,276,685	(4,447,523)	(8,375,354)

Distributions	(76,106,598)	(3,979,978)	(2,051,789)	(1,438,455)

Fund Shares Transactions
Proceeds from shares sold	47,576,466	14,379,391	18,754,647	51,335,724
Variable transaction fees (see Note 7)	1,814,321	2,285,825	—	—
Value of shares redeemed	(105,095,882)	(139,082,947)	(16,917,836)	(28,395,498)
Net increase (decrease) in net assets resulting from fund share transactions	(55,705,095)	(122,417,731)	1,836,811	22,940,226
Total net increase (decrease) in Net Assets	(72,414,573)	(84,121,024)	(4,662,501)	13,126,417

Net Assets
Beginning of period	217,855,720	301,976,744	53,340,597	40,214,180
End of period	$145,441,147	$217,855,720	$48,678,096	$53,340,597

Changes in Shares Outstanding
Shares outstanding, beginning of period	3,400,001	5,275,001	3,625,001	2,200,001
Shares sold	950,000	200,000	1,400,000	3,075,000
Shares redeemed	(1,325,000)	(2,075,000)	(1,275,000)	(1,650,000)
Shares outstanding, end of period	3,025,001	3,400,001	3,750,001	3,625,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Market Neutral Equity Long/Short ETF		Simplify MBS ETF	Simplify Multi- QIS Alternative ETF
	Year Ended June 30, 2024	For the period June 14, 2023(1) to June 30, 2023	For the period November 7, 2023(1) to June 30, 2024	For the period July 11, 2023(1) to June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$5,174,780	$5,382	$13,271,970	$4,780,584
Net realized gain (loss)	1,569,639	(84,475)	(2,812,226)	(66,984)
Net change in net unrealized appreciation (depreciation)	1,191,748	(5,072)	2,086,193	383,325
Net increase (decrease) in net assets resulting from operations	7,936,167	(84,165)	12,545,937	5,096,925

Distributions to Shareholders from:
Distributions	(8,626,872)	—	(13,271,970)	(4,209,252)
Return of capital	(687,184)	—	(2,807,611)	—
Total distributions	(9,314,056)	—	(16,079,581)	(4,209,252)

Fund Shares Transactions
Proceeds from shares sold	162,082,194	4,358,968	786,576,820	127,357,696
Value of shares redeemed	(8,747,921)	—	(32,736,239)	(13,306,069)
Net increase (decrease) in net assets resulting from fund share transactions	153,334,273	4,358,968	753,840,581	114,051,627
Total net increase (decrease) in Net Assets	151,956,384	4,274,803	750,306,937	114,939,300

Net Assets
Beginning of period	4,274,803	—	—	—
End of period	$156,231,187	$4,274,803	$750,306,937	$114,939,300

Changes in Shares Outstanding
Shares outstanding, beginning of period	175,001	—	—	—
Shares sold	6,825,000	175,001 (2)	15,550,001 (2)	5,075,001 (2)
Shares redeemed	(375,000)	—	(650,000)	(525,000)
Shares outstanding, end of period	6,625,001	175,001	14,900,001	4,550,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Next Intangible Core Index ETF		Simplify Next Intangible Value Index ETF		Simplify Short Term Treasury Futures Strategy ETF
	For the period April 16, 2024(1) to June 30, 2024		For the period April 16, 2024(1) to June 30, 2024		Year Ended June 30, 2024	For the period November 15, 2022(1) to June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$6,251		$9,191		$30,643,907	$3,561,571
Net realized gain (loss)	28,537		56,564		(57,414,467)	(3,945,448)
Net change in net unrealized appreciation (depreciation)	90,991		38,706		30,916,505	(23,180,351)
Net increase (decrease) in net assets resulting from operations	125,779		104,461		4,145,945	(23,564,228)

Distributions	(5,000)		(5,000)		(28,690,445)	(4,542,976)

Fund Shares Transactions
Proceeds from shares sold	2,500,025		2,500,025		661,933,504	595,701,359
Value of shares redeemed	—		—		(632,576,103)	(33,327,455)
Net increase (decrease) in net assets resulting from fund share transactions	2,500,025		2,500,025		29,357,401	562,373,904
Total net increase (decrease) in Net Assets	2,620,804		2,599,486		4,812,901	534,266,700

Net Assets
Beginning of period	—		—		534,266,700	—
End of period	$2,620,804		$2,599,486		$539,079,601	$534,266,700

Changes in Shares Outstanding
Shares outstanding, beginning of period	—		—		23,575,001	—
Shares sold	100,001	(2)	100,001	(2)	29,975,000	24,925,001 (2)
Shares redeemed	—		—		(28,275,000)	(1,350,000)
Shares outstanding, end of period	100,001		100,001		25,275,001	23,575,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify US Equity PLUS GBTC ETF		Simplify US Equity PLUS QIS ETF
	Year Ended June 30, 2024	Year Ended June 30, 2023	For the period November 14, 2023(1) to June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$89,806	$270,618	$66,163
Net realized gain (loss)	1,258,594	(11,061,508)	436,556
Net change in net unrealized appreciation (depreciation)	1,704,878	16,227,543	160,483
Net increase (decrease) in net assets resulting from operations	3,053,278	5,436,653	663,202

Distributions to Shareholders from:
Distributions	(41,389)	(94,553)	(77,979)
Return of capital	(93,611)	(174,233)	—
Total distributions	(135,000)	(268,786)	(77,979)

Fund Shares Transactions
Proceeds from shares sold	19,130,905	1,855,304	3,136,051
Value of shares redeemed	(9,264,119)	(85,622,116)	(718,282)
Net increase (decrease) in net assets resulting from fund share transactions	9,866,786	(83,766,812)	2,417,769
Total net increase (decrease) in Net Assets	12,785,064	(78,598,945)	3,002,992

Net Assets
Beginning of period	8,741,391	87,340,336	—
End of period	$21,526,455	$8,741,391	$3,002,992

Changes in Shares Outstanding
Shares outstanding, beginning of period	350,001	4,275,001	—
Shares sold	600,000	75,000	125,001 (2)
Shares redeemed	(325,000)	(4,000,000)	(25,000)
Shares outstanding, end of period	625,001	350,001	100,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets

	Simplify Commodities Strategy No K-1 ETF		Simplify Macro Strategy ETF
	Year Ended June 30, 2024	For the period March 28, 2023(1) to June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$358,050	$35,540	$1,181,074	$1,594,762
Net realized gain (loss)	(336,718)	(168,665)	(2,368,595)	(1,857,490)
Net change in net unrealized appreciation (depreciation)	(119,092)	7,132	(810,121)	327,435
Net increase (decrease) in net assets resulting from operations	(97,760)	(125,993)	(1,997,642)	64,707

Distributions	(250,815)	(25,000)	(1,100,199)	(1,363,559)

Fund Shares Transactions
Proceeds from shares sold	8,042,779	6,322,453	2,199,857	52,046,178
Value of shares redeemed	(3,592,542)	—	(32,613,335)	(5,936,670)
Net increase (decrease) in net assets resulting from fund share transactions	4,450,237	6,322,453	(30,413,478)	46,109,508
Total net increase (decrease) in Net Assets	4,101,662	6,171,460	(33,511,319)	44,810,656

Net Assets
Beginning of period	6,171,460	—	51,296,732	6,486,076
End of period	$10,273,122	$6,171,460	$17,785,413	$51,296,732

Changes in Shares Outstanding
Shares outstanding, beginning of period	250,001	—	2,200,001	275,001
Shares sold	325,000	250,001 (2)	100,000	2,175,000
Shares redeemed	(150,000)	—	(1,450,000)	(250,000)
Shares outstanding, end of period	425,001	250,001	850,001	2,200,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets (Continued)

	Simplify Managed Futures Strategy ETF
	Year Ended June 30, 2024	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$6,251,581	$3,269,817
Net realized gain (loss)	17,102,582	(24,226,742)
Net change in net unrealized appreciation (depreciation)	(3,522,650)	4,740,056
Net increase (decrease) in net assets resulting from operations	19,831,513	(16,216,869)

Distributions	(12,670,742)	(10,767,132)

Fund Shares Transactions
Proceeds from shares sold	131,896,571	269,507,617
Value of shares redeemed	(61,930,645)	(143,417,215)
Net increase (decrease) in net assets resulting from fund share transactions	69,965,926	126,090,402
Total net increase (decrease) in Net Assets	77,126,697	99,106,401

Net Assets
Beginning of period	127,742,905	28,636,504
End of period	$204,869,602	$127,742,905

Changes in Shares Outstanding
Shares outstanding, beginning of period	5,000,001	1,050,001
Shares sold	5,025,000	9,350,000
Shares redeemed	(2,425,000)	(5,400,000)
Shares outstanding, end of period	7,600,001	5,000,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Aggregate Bond ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2024		2023		2022(a)
Net Asset Value, beginning of period	$22.50		$23.64		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.89		0.55		0.13
Net realized and unrealized gain (loss)	(0.38	)(c)	(0.45)		(1.35)
Total from investment operations	0.51		0.10		(1.22)
Less distributions from:
Net investment income	(0.99)		(0.83)		(0.14)
Return of capital	(1.29)		(0.41)		—
Total distributions	(2.28)		(1.24)		(0.14)
Net Asset Value, end of period	$20.73		$22.50		$23.64
Total Return (%)	2.48		0.49	(d)	(4.89	)(e)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$207		$12		$1
Ratio of expenses before fee waiver (%)	0.52	(f)(g)	0.87	(g)(h)	0.50	(g)(i)
Ratio of expenses after fee waiver (%)	0.26	(f)(g)	0.60	(g)(h)	0.25	(g)(i)
Ratio of net investment income (loss) (%)	4.19		2.44		1.43	(i)
Portfolio turnover rate (%)(j)	385		400		14	(e)

Simplify Health Care ETF	Years Ended June 30		Period Ended June 30,
Selected Per Share Data	2024	2023	2022(k)
Net Asset Value, beginning of period	$26.55	$24.58	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.12	0.18	0.08
Net realized and unrealized gain (loss)	4.85	1.99	(0.42)
Total from investment operations.	4.97	2.17	(0.34)
Less distributions from:
Net investment income	(0.17)	(0.20)	(0.08)
Total distributions	(0.17)	(0.20)	(0.08)
Net Asset Value, end of period	$31.35	$26.55	$24.58
Total Return (%)	18.83	8.81	(1.38	)(e)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$137	$59	$34
Ratio of expenses (%)	0.50	0.50	0.50	(i)
Ratio of net investment income (loss) (%)	0.44	0.72	0.45	(i)
Portfolio turnover rate (%)(j)	210	118	146	(e)

(a)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Total Return would have been lower if certain expenses had not been waived/reimbursed by the Advisor.
(e)	Not annualized.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(g)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.36%.
(i)	Annualized.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(k)	For the period October 8, 2021 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Hedged Equity ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2024		2023		2022(a)
Net Asset Value, beginning of period	$24.84		$22.99		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.30		0.24		0.18
Net realized and unrealized gain (loss)	3.59		2.58		(2.04)
Total from investment operations	3.89		2.82		(1.86)
Less distributions from:
Net investment income	(0.31)		(0.54)		(0.15)
Net realized gains	(0.77)		(0.43)		—
Total distributions	(1.08)		(0.97)		(0.15)
Net Asset Value, end of period	$27.65		$24.84		$22.99
Total Return (%)	16.08		12.65		(7.46	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$169		$107		$37
Ratio of expenses (%)	0.51	(d)(e)	0.73	(e)(f)	0.50	(e)(g)
Ratio of net investment income (loss) (%)	1.19		1.02		1.16	(g)
Portfolio turnover rate (%)(h)	1		10		2	(c)

Simplify High Yield PLUS Credit Hedge ETF	Years Ended June 30		Period Ended June 30,
Selected Per Share Data	2024	2023	2022(i)
Net Asset Value, beginning of period	$21.80	$22.23	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.12	0.67	0.01
Net realized and unrealized gain (loss)	1.40	0.76	(2.44)
Total from investment operations	2.52	1.43	(2.43)
Variable transaction fees (see Note 7)	—	—	0.01
Less distributions from:
Net investment income	(1.35)	(1.39)	(0.24)
Return of capital	—	(0.47)	(0.11)
Total distributions	(1.35)	(1.86)	(0.35)
Net Asset Value, end of period	$22.97	$21.80	$22.23
Total Return (%)	11.82	6.75	(9.74	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$156	$45	$30
Ratio of expenses before fee waiver (%)	0.50	0.51 (d)	0.50	(e)(g)
Ratio of expenses after fee waiver (%)	0.25	0.26 (d)	0.25	(e)(g)
Ratio of net investment income (loss) (%)	4.98	3.05	0.15	(g)
Portfolio turnover rate (%)(h)	0	0	77	(c)

(a)	For the period November 2, 2021 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.23%.
(g)	Annualized.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Interest Rate Hedge ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2024	2023	2022	2021(a)
Net Asset Value, beginning of period	$64.08	$57.25	$40.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)(b)	2.47	1.45	0.03	(0.00	)(c)
Net realized and unrealized gain (loss)	16.32	5.75	15.86	(10.42)
Total from investment operations	18.79	7.20	15.89	(10.42)
Variable transaction fees (see Note 7)	0.67	0.47	0.82	0.97
Less distributions from:
Net investment income	(3.96)	(0.84)	(0.01)	—
Net realized gains	(31.50)	—	—	—
Total distributions	(35.46)	(0.84)	(0.01)	—
Net Asset Value, end of period	$48.08	$64.08	$57.25	$40.55
Total Return (%)	42.78	13.35	41.18	(18.89	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$145	$218	$302	$63
Ratio of expenses (%)	0.50	0.50	0.50	0.50	(e)
Ratio of net investment income (loss) (%)	3.80	2.26	0.05	(0.05	)(e)
Portfolio turnover rate (%)(f)	164	124	3	0	(d)

Simplify Intermediate Term Treasury Futures Strategy ETF	Years Ended June 30		Period Ended June 30,
Selected Per Share Data	2024	2023	2022(g)
Net Asset Value, beginning of period	$14.71	$18.28	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.68	0.51	0.14
Net realized and unrealized gain (loss)	(1.84)	(3.53)	(6.74)
Total from investment operations	(1.16)	(3.02)	(6.60)
Less distributions from:
Net investment income	(0.57)	(0.55)	(0.12)
Total distributions	(0.57)	(0.55)	(0.12)
Net Asset Value, end of period	$12.98	$14.71	$18.28
Total Return (%)	(7.93)	(16.61)	(26.47	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$49	$53	$40
Ratio of expenses before fee waiver (%)	0.25	0.27 (h)	0.25	(e)
Ratio of expenses after fee waiver (%)	0.15	0.17 (h)	0.15	(e)
Ratio of net investment income (loss) (%)	5.08	3.16	0.85	(e)
Portfolio turnover rate (%)(f)	0	0	153	(d)

(a)	For the period May 11, 2021 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $.005.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period September 28, 2021 (commencement of operations) through June 30, 2022.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Market Neutral Equity Long/Short ETF	Year Ended June 30,	Period Ended June 30,
Selected Per Share Data	2024	2023(a)
Net Asset Value, beginning of period	$24.43	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.02	0.04
Net realized and unrealized gain (loss)	0.12	(0.61)
Total from investment operations	1.14	(0.57)
Less distributions from:
Net investment income	(1.84)	—
Return of capital	(0.15)	—
Total distributions	(1.99)	—
Net Asset Value, end of period	$23.58	$24.43
Total Return (%)	5.19	(2.29	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$156	$4
Ratio of expenses (%)	1.00	1.00	(d)
Ratio of net investment income (loss) (%)	4.33	4.02	(d)
Portfolio turnover rate (%)(e)	0	0	(c)

Simplify MBS ETF	Period Ended June 30,
Selected Per Share Data	2024(f)
Net Asset Value, beginning of period	$50.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.66
Net realized and unrealized gain (loss)	0.45	(g)
Total from investment operations	2.11
Less distributions from:
Net investment income	(1.44)
Return of capital.	(0.31)
Total distributions	(1.75)
Net Asset Value, end of period	$50.36
Total Return (%)	4.24	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$750
Ratio of expenses before fee waiver (%)	0.27	(d)(h)
Ratio of expenses after fee waiver (%)	0.17	(d)(h)
Ratio of net investment income (loss) (%)	5.13	(d)
Portfolio turnover rate (%)(e)	769	(c)

(a)	For the period June 14, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(f)	For the period November 7, 2023 (commencement of operations) through June 30, 2024.
(g)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Multi-QIS Alternative ETF	Period Ended June 30,
Selected Per Share Data	2024(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.07
Net realized and unrealized gain (loss)	0.10
Total from investment operations	1.17
Less distributions from:
Net investment income	(0.91)
Total distributions	(0.91)
Net Asset Value, end of period	$25.26
Total Return (%)	4.78	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$115
Ratio of expenses (%)	1.00	(d)
Ratio of net investment income (loss) (%)	4.36	(d)
Portfolio turnover rate (%)(e)	0	(c)

Simplify Next Intangible Core Index ETF	Period Ended June 30,
Selected Per Share Data	2024(f)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06
Net realized and unrealized gain (loss)	1.20
Total from investment operations	1.26
Less distributions from:
Net investment income	(0.05)
Total distributions	(0.05)
Net Asset Value, end of period	$26.21
Total Return (%)	5.03	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$3
Ratio of expenses (%)	0.25	(d)
Ratio of net investment income (loss) (%)	1.18	(d)
Portfolio turnover rate (%)(e)	28	(c)

(a)	For the period July 11, 2023 (commencement of operations) through June 30, 2024.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(f)	For the period April 16, 2024 (commencement of operations) through June 30, 2024.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Next Intangible Value Index ETF	Period Ended June 30,
Selected Per Share Data	2024(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09
Net realized and unrealized gain (loss)	0.95
Total from investment operations	1.04
Less distributions from:
Net investment income	(0.05)
Total distributions	(0.05)
Net Asset Value, end of period	$25.99
Total Return (%)	4.18	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$3
Ratio of expenses (%)	0.25	(d)
Ratio of net investment income (loss) (%)	1.73	(d)
Portfolio turnover rate (%)(e)	65	(c)

Simplify Short Term Treasury Futures Strategy ETF	Year Ended June 30,	Period Ended June 30,
Selected Per Share Data	2024	2023(f)
Net Asset Value, beginning of period	$22.66	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.14	0.68
Net realized and unrealized gain (loss)	(1.43)	(2.38)
Total from investment operations	(0.29)	(1.70)
Less distributions from:
Net investment income	(1.04)	(0.64)
Total distributions	(1.04)	(0.64)
Net Asset Value, end of period	$21.33	$22.66
Total Return (%)	(1.33)	(6.97	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$539	$534
Ratio of expenses before fee waiver (%)	0.25	0.26	(d)(g)
Ratio of expenses after fee waiver (%)	0.15	0.15	(d)(g)
Ratio of net investment income (loss) (%)	5.13	4.62	(d)
Portfolio turnover rate (%)(e)	0	0	(c)

(a)	For the period April 16, 2024 (commencement of operations) through June 30, 2024.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(f)	For the period November 15, 2022 (commencement of operations) through June 30, 2023.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS GBTC ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2024		2023		2022	2021(a)
Net Asset Value, beginning of period	$24.98		$20.43		$25.32	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.25		0.18		0.17	0.06
Net realized and unrealized gain (loss)	9.51		5.35		(4.51)	0.30
Total from investment operations	9.76		5.53		(4.34)	0.36
Less distributions from:
Net investment income	(0.09)		(0.11)		(0.21)	(0.04)
Net realized gains	—		—		(0.34)	—
Return of capital	(0.21)		(0.87)		—	—
Total distributions	(0.30)		(0.98)		(0.55)	(0.04)
Net Asset Value, end of period	$34.44		$24.98		$20.43	$25.32
Total Return (%)	39.29		27.69		(17.66)	1.46	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$22		$9		$87	$103
Ratio of expenses (%)	0.51	(d)(e)	0.51	(d)(e)	0.50 (e)	0.51	(d)(e)(f)
Ratio of net investment income (loss) (%)	0.83		0.84		0.66	2.65	(f)
Portfolio turnover rate (%)(g)	21		8		6	2	(c)

Simplify US Equity PLUS QIS ETF	Period Ended June 30,
Selected Per Share Data	2024(h)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.56
Net realized and unrealized gain (loss)	5.11
Total from investment operations	5.67
Less distributions from:
Net investment income	(0.64)
Total distributions	(0.64)
Net Asset Value, end of period	$30.03
Total Return (%)	22.97	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$3
Ratio of expenses (%)	0.56	(e)(f)(i)
Ratio of net investment income (loss) (%)	3.21	(f)
Portfolio turnover rate (%)(g)	88	(c)

(a)	For the period May 25, 2021 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period November 14, 2023 (commencement of operations) through June 30, 2024.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.06%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights

Simplify Commodities Strategy No K-1 ETF	Year Ended June 30,	Period Ended June 30,
Selected Per Share Data	2024	2023(a)
Net Asset Value, beginning of period	$24.69	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.99	0.20
Net realized and unrealized gain (loss)	(0.85)	(0.41)
Total from investment operations	0.14	(0.21)
Less distributions from:
Net investment income	(0.66)	(0.10)
Total distributions	(0.66)	(0.10)
Net Asset Value, end of period	$24.17	$24.69
Total Return (%)	0.63	(0.86	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$10	$6
Ratio of expenses (%)	0.75 (d)	0.75	(d)(e)
Ratio of net investment income (loss) (%)	4.09	3.06	(e)
Portfolio turnover rate (%)(f)	0	0	(c)

Simplify Macro Strategy ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2024		2023		2022(g)
Net Asset Value, beginning of period.	$23.32		$23.59		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.82		1.35		0.16
Net realized and unrealized gain (loss)	(2.46)		(0.43)		(1.56)
Total from investment operations	(1.64)		0.92		(1.40)
Less distributions from:
Net investment income	(0.76)		(1.19)		(0.01)
Total distributions	(0.76)		(1.19)		(0.01)
Net Asset Value, end of period	$20.92		$23.32		$23.59
Total Return (%)	(7.19	)(h)	3.94	(h)	(5.61	)(c)(h)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$18		$51		$6
Ratio of expenses before fee waiver (%)	0.86	(d)(i)	0.77	(d)(j)	0.75	(d)(e)
Ratio of expenses after fee waiver (%)	0.61	(d)(i)	0.44	(d)(j)(k)	0.45	(d)(e)
Ratio of net investment income (loss) (%)	3.62		5.74		5.88	(e)
Portfolio turnover rate (%)(f)	68		71		11	(c)

(a)	For the period March 28, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period May 17, 2022 (commencement of operations) through June 30, 2022.
(h)	Total Return would have been lower if certain expenses had not been waived/reimbursed by the Advisor.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.11%.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(k)	The ratio of expenses after fee waiver includes a voluntary waiver of 0.12%. See note 5.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Managed Futures Strategy ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2024		2023		2022(a)
Net Asset Value, beginning of period	$25.55		$27.27		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.05		0.67		(0.02)
Net realized and unrealized gain (loss)	2.40		(0.58)		2.29
Total from investment operations	3.45		0.09		2.27
Less distributions from:
Net investment income	(0.78)		(1.14)		—
Net realized gains	(1.26)		(0.67)		—
Total distributions	(2.04)		(1.81)		—
Net Asset Value, end of period	$26.96		$25.55		$27.27
Total Return (%)	14.52		0.13		9.07	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$205		$128		$29
Ratio of expenses (%)	0.76	(d)(e)	0.78	(e)(f)	0.75	(e)(g)
Ratio of net investment income (loss) (%)	4.06		2.49		(0.27	)(g)
Portfolio turnover rate (%)(h)	0		0		0	(c)

(a)	For the period March 8, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(g)	Annualized.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2024

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2024, the Trust consists of twenty eight investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Simplify Aggregate Bond ETF

Simplify Health Care ETF

Simplify Hedged Equity ETF

Simplify High Yield PLUS Credit Hedge ETF

Simplify Interest Rate Hedge ETF

Simplify Intermediate Term Treasury Futures Strategy ETF

Simplify Market Neutral Equity Long/Short ETF

Simplify MBS ETF

Simplify Multi-QIS Alternative ETF

Simplify Next Intangible Core Index ETF

Simplify Next Intangible Value Index ETF

Simplify Short Term Treasury Futures Strategy ETF

Simplify US Equity PLUS GBTC ETF

Simplify US Equity PLUS QIS ETF

Simplify Commodities Strategy No K-1 ETF

Simplify Macro Strategy ETF

Simplify Managed Futures Strategy ETF

Effective August 29, 2023, Simplify Aggregate Bond PLUS Credit Hedge ETF changed its name to Simplify Aggregate Bond ETF.

The Simplify Interest Rate Hedge ETF is a non-diversified Fund of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to each Fund except for Simplify Market Neutral Equity Long/Short ETF, for which Simplify EQLS LLC serves as investment adviser. The Adviser and has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for Simplify Intermediate Term Treasury Futures Strategy ETF which offers shares that are listed and traded on the CBOE BZX Exchange, Inc. and Simplify US Equity PLUS GBTC ETF which offer shares that are listed and traded on the Nasdaq Stock Market LLC (“Nasdaq”). Unlike mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 25,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

Fund	Investment objectives
Simplify Aggregate Bond ETF	The Fund seeks to maximize total return.
Simplify Health Care ETF	The Fund seeks long-term capital appreciation.
Simplify Hedged Equity ETF	The Fund seeks to provide long-term capital appreciation.
Simplify High Yield PLUS Credit Hedge ETF	The Fund seeks to maximize current income by investing primarily in high-yield bonds through swaps on exchange traded funds while mitigating credit risk.
Simplify Interest Rate Hedge ETF	The Fund seeks to hedge interest rate movements arising from rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income.
Simplify Intermediate Term Treasury Futures Strategy ETF	The Fund seeks to provide total return, before fees and expenses that matches or outperforms the performance of the ICE US Treasury 20+ Year Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.
Simplify Market Neutral Equity Long/Short ETF	The Fund seeks to provide positive absolute returns and income.
Simplify MBS ETF	The Fund seeks to provide total return, consistent with preservation of capital and prudent investment management.
Simplify Multi-QIS Alternative ETF	The Fund seeks to provide positive absolute returns and income.
Simplify Next Intangible Core Index ETF	The Fund seeks to provide investment results that track, before fees and expenses, the performance of the Next Intangible Core Index.
Simplify Next Intangible Value Index ETF	The Fund seeks to provide investment results that track, before fees and expenses, the performance of the Next Intangible Value Index.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Fund	Investment objectives
Simplify Short Term Treasury Futures Strategy ETF	The Fund seeks to provide total return, before fees and expenses that matches or outperforms the performance of the ICE US Treasury 7-10 Year Bond Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.
Simplify US Equity PLUS GBTC ETF	The Fund seeks long-term capital appreciation.
Simplify US Equity PLUS QIS ETF	The Fund seeks to achieve long-term capital appreciation.
Simplify Commodities Strategy No K-1 ETF	The Fund seeks long term capital appreciation.
Simplify Macro Strategy ETF	The Fund seeks to provide absolute returns.
Simplify Managed Futures Strategy ETF	The Fund seeks long term capital appreciation.

2. Consolidation of Subsidiary

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Financial Highlights of the Funds listed below include the accounts of a wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Subsidiary is a Cayman Islands exempted company with limited liability. For tax purposes, each Fund is required to increase its taxable income by its shares of the Cayman subsidiary’s income. Net losses incurred by each Subsidiary cannot offset income earned by each Fund and cannot be carried back or forward by each Subsidiary to offset income from prior or future years.

Fund	Wholly Owned Subsidiary
Simplify Commodities Strategy No K-1 ETF	Simplify Commodities Strategy No K-1 Cayman Fund
Simplify Macro Strategy ETF	Simplify Macro Strategy Cayman Fund
Simplify Managed Futures Strategy ETF	Simplify Managed Futures Strategy Cayman Fund

A summary of each Fund’s investment in its corresponding subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2024	% of Fund’s Consolidated Total Assets at June 30, 2024
Simplify Commodities Strategy No K-1 ETF	March 28, 2023	$2,305,738	22.4%
Simplify Macro Strategy ETF	May 17, 2022	$1,223,973	6.4%
Simplify Managed Futures Strategy ETF	March 8, 2022	$48,380,722	22.3%

3. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

Each Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Swaptions are valued based on prices provided by a third-party pricing vendor that collects and aggregates market data to produce valuations. These securities are categorized as Level 2 in the fair value hierarchy.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Money Market Funds are valued at NAV.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Funds can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ Adviser as the Board’s valuation designee in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the funds have the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2024 for each Fund based upon the three levels defined above:

Simplify Aggregate Bond ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$195,801,537	$—	$—	$195,801,537
U.S. Treasury Bills	10,343,980	—	—	10,343,980
U.S. Government Agency Mortgage Backed Security	—	10,186,602	—	10,186,602
Futures	397,824	—	—	397,824
TOTAL	$206,543,341	$10,186,602	$—	$216,729,943

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(398,438)	$—	$—	$(398,438)
Futures	(98,281)	—	—	(98,281)
TOTAL	$(496,719)	$—	$—	$(496,719)

Simplify Health Care ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$123,400,694	$—	$—	$123,400,694
Money Market Funds	7,939,837	—	—	7,939,837
TOTAL	$131,340,531	$—	$—	$131,340,531

Simplify Hedged Equity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$170,839,734	$—	$—	$170,839,734
Purchased Options	558,775	—	—	558,775
Money Market Funds	38,529	—	—	38,529
TOTAL	$171,437,038	$—	$—	$171,437,038

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(2,761,945)	$—	$—	$(2,761,945)
TOTAL	$(2,761,945)	$—	$—	$(2,761,945)

Simplify High Yield PLUS Credit Hedge ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$154,418,052	$—	$—	$154,418,052
Purchased Options	29,387	—	—	29,387
Credit Default Swaps	—	66,807	—	66,807
TOTAL	$154,447,439	$66,807	$—	$154,514,246

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(14,693)	$—	$—	$(14,693)
Total Return Swaps	—	(851,983)	—	(851,983)
TOTAL	$(14,693)	$(851,983)	$—	$(866,676)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Simplify Interest Rate Hedge ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$75,726,592	$—	$—	$75,726,592
U.S. Government Obligations	48,308,577	—	—	48,308,577
Purchased Swaptions	—	21,319,309	—	21,319,309
Interest Rate Swaps	—	1,923	—	1,923
TOTAL	$124,035,169	$21,321,232	$—	$145,356,401

Liabilities	Level 1	Level 2	Level 3	Total
Purchased Swaptions.	$—	$(258,988)	$—	$(258,988)
TOTAL	$—	$(258,988)	$—	$(258,988)

Simplify Intermediate Term Treasury Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$48,038,005	$—	$—	$48,038,005
Money Market Funds	105,997	—	—	105,997
Futures	1,326,249	—	—	1,326,249
TOTAL	$49,470,251	$—	$—	$49,470,251

Simplify Market Neutral Equity Long/Short ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$153,291,142	$—	$—	$153,291,142
Total Return Swaps	—	1,178,349	—	1,178,349
TOTAL	$153,291,142	$1,178,349	$—	$154,469,491

Simplify MBS ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$748,151,935	$—	$—	$748,151,935
U.S. Government Agency Mortgage Backed Securities	—	737,423,520	—	737,423,520
TOTAL	$748,151,935	$737,423,520	$—	$1,485,575,455

Simplify Multi-QIS Alternative ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$114,450,950	$—	$—	$114,450,950
Purchased Options	3,162	—	—	3,162
Total Return Swaps	—	1,018,664	—	1,018,664
TOTAL	$114,454,112	$1,018,664	$—	$115,472,776

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(1,898)	$—	$—	$(1,898)
Total Return Swaps	—	(630,830)	—	(630,830)
TOTAL	$(1,898)	$(630,830)	$—	$(632,728)

Simplify Next Intangible Core Index ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,618,602	$—	$—	$2,618,602
Money Market Funds	1,154	—	—	1,154
TOTAL	$2,619,756	$—	$—	$2,619,756

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Simplify Next Intangible Value Index ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,596,661	$—	$—	$2,596,661
Money Market Funds	1,521	—	—	1,521
TOTAL	$2,598,182	$—	$—	$2,598,182

Simplify Short Term Treasury Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$536,323,255	$—	$—	$536,323,255
Futures	7,683,579	—	—	7,683,579
TOTAL	$544,006,834	$—	$—	$544,006,834

Simplify US Equity PLUS GBTC ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$18,336,035	$—	$—	$18,336,035
Grantor Trusts	2,122,519	—	—	2,122,519
U.S. Treasury Bills	988,427	—	—	988,427
Money Market Funds	9,756	—	—	9,756
Futures	8,900	—	—	8,900
TOTAL	$21,465,637	$—	$—	$21,465,637

Simplify US Equity PLUS QIS ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$2,843,531	$—	$—	$2,843,531
U.S. Treasury Bills	99,942	—	—	99,942
Futures	5,550	—	—	5,550
TOTAL	$2,949,023	$—	$—	$2,949,023

Simplify Commodities Strategy No K-1 ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$10,150,709	$—	$—	$10,150,709
Futures	62,951	—	—	62,951
TOTAL	$10,213,660	$—	$—	$10,213,660

Liabilities	Level 1	Level 2	Level 3	Total
Futures	$(175,626)	$—	$—	$(175,626)
TOTAL	$(175,626)	$—	$—	$(175,626)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Simplify Macro Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$14,190,009	$—	$—	$14,190,009
U.S. Treasury Inflation Indexed Bonds	3,297,212	—	—	3,297,212
Purchased Options	311,542	—	—	311,542
Money Market Funds	57,422	—	—	57,422
Futures	185,000	—	—	185,000
Forward Foreign Currency Contracts	—	245,487	—	245,487
TOTAL	$18,041,185	$245,487	$—	$18,286,672

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(531,818)	$—	$—	$(531,818)
Forward Foreign Currency Contracts	—	(191,478)	—	(191,478)
TOTAL	$(531,818)	$(191,478)	$—	$(723,296)

Simplify Managed Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$190,705,568	$—	$—	$190,705,568
Futures	5,462,115	—	—	5,462,115
TOTAL	$196,167,683	$—	$—	$196,167,683

Liabilities	Level 1	Level 2	Level 3	Total
Futures	$(2,725,444)	$—	$—	$(2,725,444)
TOTAL	$(2,725,444)	$—	$—	$(2,725,444)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with each Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Funds’ policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is each Fund’s policy to pay out dividends from net investment income monthly, except for Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify Market Neutral Equity Long Short ETF, Simplify Multi-QIS Alternative ETF, Simplify Next Intangible Core Index ETF, Simplify Next Intangible Value Index ETF, Simplify US Equity PLUS GBTC ETF, Simplify US Equity PLUS QIS ETF and Simplify Commodities Strategy No K-1 ETF which pay out dividends from net investment income quarterly. Taxable net realized gains from

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed each Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in any Fund’s financial statement.

Each Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

4. Derivative Financial Instruments

In the normal course of business, a Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. A Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about a Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on a Fund’s financial position and results of operations.

Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though a Fund may use derivatives in an attempt to achieve an economic hedge, a Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on margin deposits.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on a Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Option Contracts

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

Swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, it becomes obligated (if the swaption is exercised) according to the terms of the underlying agreement.

When a Fund writes a swaption, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the written swaption expires, a Fund realizes a gain equal to the amount of the premium paid, which is included in realized gain (loss) on written swaptions in the Statement of Operations. If the written swaption is exercised or sold, the premium received is added to the proceeds or offset against amounts paid on the underlying security to determine the realized gain or loss, which is reported as gain (loss) on written swaptions in the Statements of Operations.

A Fund may also purchase swaptions which involve the payment of premium in exchange for an option to enter into an interest rate swap and credit default swap with specified terms and conditions on a future date. The purchaser has the right, but not the obligation, to enter into the new swap agreement. Periodic payments are typically made during the life of the swap agreement according to the terms of such agreement. Changes in value of purchased swaptions are reported as part of change in unrealized gain (loss) on investments in the Statements of Operations. When the purchased swaption is exercised, terminated, expires or is sold, a Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statements of Operations.

Swaps. Swap agreements are agreements between a Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Total Return Swaps. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

Forward Foreign Exchange Currency Contracts

The Simplify Macro Strategy ETF entered into forward foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The following table summarizes the value of the Funds’ derivative instruments held as of June 30, 2024 and the related location in the accompanying Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Aggregate Bond ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$397,824	Unrealized depreciation on futures contracts*	$98,281
Interest Rate Contracts	Written options	$—	Written options	$398,438

Simplify Hedged Equity ETF
Equity Contracts	Investments, at value(1)	$558,775	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$2,761,945

Simplify High Yield PLUS Credit Hedge ETF
Credit Contracts	Unrealized appreciation on centrally cleared swaps	$66,807	Unrealized depreciation on centrally cleared swaps	$—
Equity Contracts	Investments, at value(1)	$29,387	Investments, at value(1)	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$—	Unrealized depreciation on OTC swaps	$680,467
Interest Rate Contracts	Unrealized appreciation on OTC swaps	$—	Unrealized depreciation on OTC swaps	$171,516
Equity Contracts	Written options	$—	Written options	$14,693

Simplify Interest Rate Hedge ETF
Interest Rate Contracts	Unrealized appreciation on OTC swaps	$1,923	Unrealized depreciation on OTC swaps	$—
Interest Rate Contracts	Investments, at value(2)	$21,319,309	Investments, at value(2)	$258,988

Simplify Intermediate Term Treasury Futures Strategy ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$1,326,249	Unrealized depreciation on futures contracts*	$—

Simplify Market Neutral Equity Long/Short ETF
Equity Contracts	Unrealized appreciation on OTC swaps	$1,178,349	Unrealized depreciation on OTC swaps	$—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Fund	Asset Derivatives		Liability Derivatives
Simplify Multi-QIS Alternative ETF
Equity Contracts	Investments, at value(1)	$3,162	Investments, at value(1)	$—
Commodity Contracts	Unrealized appreciation on OTC swaps	$424,585	Unrealized depreciation on OTC swaps	$42,488
Credit Contracts	Unrealized appreciation on OTC swaps	$48,339	Unrealized depreciation on OTC swaps	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$277,685	Unrealized depreciation on OTC swaps	$555,164
Foreign Exchange Contracts	Unrealized appreciation on OTC swaps	$94,425	Unrealized depreciation on OTC swaps	$9,969
Interest Rate Contracts	Unrealized appreciation on OTC swaps	$173,630	Unrealized depreciation on OTC swaps	$23,209
Equity Contracts	Written options	$—	Written options	$1,898

Simplify Short Term Treasury Futures Strategy ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$7,683,579	Unrealized depreciation on futures contracts*	$—

Simplify US Equity PLUS GBTC ETF
Equity Contracts	Unrealized appreciation on futures contracts*	$8,900	Unrealized depreciation on futures contracts*	$—

Simplify US Equity PLUS QIS ETF
Equity Contracts	Unrealized appreciation on futures contracts*	$5,550	Unrealized depreciation on futures contracts*	$—

Simplify Commodities Strategy No K-1 ETF
Commodity Contracts	Unrealized appreciation on futures contracts*	$62,951	Unrealized depreciation on futures contracts*	$175,626

Simplify Macro Strategy ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$185,000	Unrealized depreciation on futures contracts*	$—
Equity Contracts	Investments, at value(1)	$311,542	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$436,818
Interest Rate Contracts	Written options	$—	Written options	$95,000
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$245,487	Unrealized depreciation on forward foreign currency contracts	$191,478

Simplify Managed Futures Strategy ETF
Commodity Contracts	Unrealized appreciation on futures contracts*	$4,046,550	Unrealized depreciation on futures contracts*	$1,658,206
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$1,415,565	Unrealized depreciation on futures contracts*	$1,067,238

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Schedule of Investments.
(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.
(2)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

For the year/period ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Interest Rate	$(324,311)	$—
Simplify Hedged Equity ETF	Equity	(5,662,441)	35,032
Simplify High Yield PLUS Credit Hedge ETF	Equity	(506,777)	(9,192)
Simplify Multi-QIS Alternative ETF	Equity	(135,079)	(21,285)
Simplify Macro Strategy ETF	Equity	(2,532,042)	(2,728,562)
Simplify Macro Strategy ETF	Interest Rate	(446,749)	455,324

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased swaption contracts (b) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Interest Rate Hedge ETF	Interest Rate	$25,116,891	$27,637,827

(b)	Purchased Swaptions are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year/period ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Equity	$7,364	$(2,346)
Simplify High Yield PLUS Credit Hedge ETF	Equity	78,921	(729,815)
Simplify High Yield PLUS Credit Hedge ETF	Interest Rate	5,085,850	(73,801)
Simplify High Yield PLUS Credit Hedge ETF	Credit	(241,754)	66,807
Simplify Interest Rate Hedge ETF	Interest Rate	—	728
Simplify Market Neutral Equity Long/Short ETF	Equity	1,568,686	1,184,238
Simplify Multi-QIS Alternative ETF	Equity	(134,265)	(277,479)
Simplify Multi-QIS Alternative ETF	Commodity	355,038	382,097
Simplify Multi-QIS Alternative ETF	Interest Rate	(339,728)	150,421
Simplify Multi-QIS Alternative ETF	Foreign Exchange	154,104	84,456
Simplify Multi-QIS Alternative ETF	Credit	—	48,339

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

For the year/period ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Equity	$(680,299)	$—
Simplify Aggregate Bond ETF	Interest Rate	(884,947)	328,056
Simplify Intermediate Term Treasury Futures Strategy ETF	Interest Rate	(10,807,134)	3,928,917
Simplify Short Term Treasury Futures Strategy ETF	Interest Rate	(57,457,682)	30,980,859
Simplify US Equity PLUS GBTC ETF	Equity	278,100	(21,628)
Simplify US Equity PLUS QIS ETF	Equity	308,966	5,550
Simplify Commodities Strategy No K-1 ETF	Commodity	(336,685)	(119,744)
Simplify Macro Strategy ETF	Commodity	682,314	—
Simplify Macro Strategy ETF	Interest Rate	17,514	185,000
Simplify Macro Strategy ETF	Foreign Exchange	(16,496)	—
Simplify Managed Futures Strategy ETF	Commodity	4,919,934	1,155,005
Simplify Managed Futures Strategy ETF	Interest Rate	12,243,956	(4,691,463)

For the year/period ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Equity	$(4,100)	$(24,911)
Simplify Aggregate Bond ETF	Interest Rate	2,865,297	128,265
Simplify Hedged Equity ETF	Equity	(6,544,735)	(18,711)
Simplify High Yield PLUS Credit Hedge ETF	Equity	277,655	(3,135)
Simplify Multi-QIS Alternative ETF	Equity	17,186	10,739
Simplify Macro Strategy ETF	Equity	387,693	223,349
Simplify Macro Strategy ETF	Interest Rate	470,821	(193,774)

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Macro Strategy ETF	Foreign Exchange	$(145,620)	$54,009

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

For the year ended June 30, 2024, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Purchased Swaption Contracts (Contract Value)	Forward Foreign Currency Contracts (Notional Value)	Futures Contracts (Notional Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify Aggregate Bond ETF	$27,680	$—	$—	$56,733,356	$(575,607)	$534
Simplify Hedged Equity ETF	772,792	—	—	—	(3,744,029)	—
Simplify High Yield PLUS Credit Hedge ETF	35,495	—	—	—	(20,058)	(51,452,279)
Simplify Interest Rate Hedge ETF	—	15,962,739	—	—	—	6,000
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—	—	158,611,553	—	—
Simplify Market Neutral Equity Long/Short ETF	—	—	—	—	—	(196,279)
Simplify Multi-QIS Alternative ETF	791	—	—	—	(474)	(100,959,398)
Simplify Short Term Treasury Futures Strategy ETF	—	—	—	3,116,944,288	—	—
Simplify US Equity PLUS GBTC ETF	—	—	—	1,838,375	—	—
Simplify US Equity PLUS QIS ETF	—	—	—	1,902,617	—	—
Simplify Commodities Strategy No K-1 ETF	—	—	—	1,579,905	—	—
Simplify Macro Strategy ETF	1,368,904	—	10,802	40,882,500	(519,362)	—
Simplify Managed Futures Strategy ETF	—	—	—	(1,208,969,525)	—	—

Certain Funds enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by the Fund as of June 30, 2024:

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify High Yield PLUS Credit Hedge ETF
Morgan Stanley Capital
Services LLC	$794,657	$—	$—	$(794,657)	$—
Nomura Securities	57,326	—	—	(57,326)	—
	$851,983	$—	$—	$(851,983)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Collateral Received(2)	Non-Cash Collateral Pledged(2)	Net Amount of Derivatives Assets
Simplify Interest Rate Hedge ETF
Bank of America NA	$3,780,150	$—	$—	$—	$3,780,150
Barclays Bank PLC	2,966,692	—	—	(2,433,669)	533,023
Goldman Sachs International	5,808,826	—	—	(1,012,232)	4,796,594
Morgan Stanley Capital Services LLC	8,763,641	—	—	(7,875,761)	887,880
	$21,319,309	$—	$—	$(11,321,662)	$9,997,647

(1)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.
(2)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(2)	Non-Cash Collateral Pledged(2)	Net Amount of Derivatives Liabilities
Simplify Interest Rate Hedge ETF
J&P Morgan Chase & Co	$258,988	$—	$—	$—	$258,988
	$258,988	$—	$—	$—	$258,988

(1)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.
(2)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Assets
Simplify Market Neutral Equity Long/Short ETF
BNP Paribas	$622,049	$—	$—	$—	$622,049
Goldman Sachs International	556,300	—	—	—	556,300
	$1,178,349	$—	$—	$—	$1,178,349

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Market Neutral Equity Long/Short ETF
	$—	$—	$—	$—	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Assets
Simplify Multi-QIS Alternative ETF
Bank of America NA	$754	$(754)	$—	$—	$—
BNP Paribas	167,344	(10,103)	—	—	157,241
Goldman Sachs International	278,706	(17,903)	—	—	260,803
J&P Morgan Chase & Co.	3,563	—	—	—	3,563
Macquarie Bank	343,724	(42,488)	—	—	301,236
Morgan Stanley Capital Services LLC	224,573	(224,573)	—	—	—
	$1,018,664	$(295,821)	$—	$—	$722,843

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Multi-QIS Alternative ETF
Bank of America NA	$13,106	$(754)	$—	$(12,352)	$—
BNP Paribas	10,103	(10,103)	—	—	—
Goldman Sachs International	17,903	(17,903)	—	—	—
Macquarie Bank	42,488	(42,488)	—	—	—
Morgan Stanley Capital Services LLC	547,230	(224,573)	—	(322,657)	—
	$630,830	$(295,821)	$—	$(335,009)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Assets
Simplify Macro Strategy ETF
BNY Mellon Capital Market	$35,199	$(19,578)	$—	$—	$15,621
Nomura Securities	121,733	(86,588)	—	—	35,145
The Bank of New York Mellon	88,555	(85,312)	—	—	3,243
	$245,487	$(191,478)	$—	$—	$54,009

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Macro Strategy ETF
BNY Mellon Capital Market	$19,578	$(19,578)	$—	$—	$—
Nomura Securities	86,588	(86,588)	—	—	—
The Bank of New York Mellon	85,312	(85,312)	—	—	—
	$191,478	$(191,478)	$—	$—	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

5. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate. The Adviser has engaged Altis Partners (Jersey) Limited to act as the futures adviser to the Simplify Commodities Strategy No K-1 ETF and Simplify Managed Futures Strategy ETF under a futures advisory agreement (“Futures Advisory Agreement”) with the Adviser. The Adviser, not the Fund, pays the futures adviser.

For its investment advisory services to the Funds below, the Adviser was entitled to receive a management fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Management
Fund	Fee
Simplify Aggregate Bond ETF	0.50%
Simplify Health Care ETF	0.50%
Simplify Hedged Equity ETF	0.50%
Simplify High Yield PLUS Credit Hedge ETF	0.50%
Simplify Interest Rate Hedge ETF	0.50%
Simplify Intermediate Term Treasury Futures Strategy ETF	0.25%
Simplify Market Neutral Equity Long/Short ETF	1.00%*
Simplify MBS ETF	0.25%
Simplify Multi-QIS Alternative ETF	1.00%
Simplify Next Intangible Core Index ETF	0.25%
Simplify Next Intangible Value Index ETF	0.25%
Simplify Short Term Treasury Futures Strategy ETF	0.25%
Simplify US Equity PLUS GBTC ETF	0.50%
Simplify US Equity PLUS QIS ETF	0.50%
Simplify Commodities Strategy No K-1 ETF	0.75%
Simplify Macro Strategy ETF	0.75%
Simplify Managed Futures Strategy ETF	0.75%

*	For the period July 1, 2023 to May 23, 2024 Simplify Asset Management Inc. was the Adviser of the Fund and total fees earned during this period was $1,034,934. Effective May 24, 2024, Simplify EQLS LLC became the investment adviser of the Fund and total fees earned effective May 24, 2024 to period ended June 30, 2024 was $161,325. The management fee remains the same.

The Adviser for the Funds below has contractually agreed, until at least October 31, 2024, to waive its management fees to 0.25% of the Fund’s average daily net assets. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year ended June 30, 2024, the Adviser waived fees of the Funds as follows:

Fund	Fees Waived
Simplify Aggregate Bond ETF	$351,681
Simplify High Yield PLUS Credit Hedge ETF	181,068

The Adviser for the Funds below has contractually agreed, until at least October 31, 2024, to waive its management fees to 0.15% of the Fund’s average daily net assets. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year ended June 30, 2024, the Adviser waived fees of the Fund as follows:

Fund	Fees Waived
Simplify Intermediate Term Treasury Futures Strategy ETF	$48,106
Simplify MBS ETF	258,585
Simplify Short Term Treasury Futures Strategy ETF	610,624

The Adviser for the Fund below has contractually agreed, until at least October 31, 2024, to waive its management fees to 0.50% of the Fund’s average daily net assets. For the year ended June 30, 2024, the Adviser waived fees of the Fund as follows:

Fund	Fees Waived
Simplify Macro Strategy ETF	$66,635

The Adviser agreed to waive a portion of its management fee earned by investing a Fund’s assets invested in an affiliated fund until October 31, 2023. The affiliated funds fee waivers are not subject to recoupment. For the year ended June 30, 2024, the affiliated funds fees waived by the Adviser are as follows:

Affiliated Fees
Fund	Waived
Simplify Macro Strategy ETF	$15,323

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Funds, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of a Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Funds also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of each Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for each Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of a Fund. Foreside Fund Officer Services, LLC a related party to the Distributor also serves as the Trust’s Compliance Officer.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

6. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond PLUS Credit Hedge ETF	$386,450,145	$259,913,446
Simplify Health Care ETF	171,039,984	182,851,345
Simplify Hedged Equity ETF	1,186,991	21,769,251
Simplify High Yield PLUS Credit Hedge ETF	—	—
Simplify Interest Rate Hedge ETF	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify Market Neutral Equity Long/Short ETF	—	—
Simplify MBS ETF	—	—
Simplify Multi-QIS Alternative ETF	—	—
Simplify Next Intangible Core Index ETF	840,206	710,660
Simplify Next Intangible Value Index ETF	1,382,424	1,249,822
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify US Equity PLUS GBTC ETF	2,290,158	2,195,106
Simplify US Equity PLUS QIS ETF	5,177,234	2,616,635
Simplify Commodities Strategy No K-1 ETF	—	—
Simplify Macro Strategy ETF	15,824,871	22,441,414
Simplify Managed Futures Strategy ETF	—	—

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond PLUS Credit Hedge ETF	$67,595,591	$3,938,845
Simplify Health Care ETF	132,143,514	67,417,422
Simplify Hedged Equity ETF	245,606,964	197,782,656
Simplify High Yield PLUS Credit Hedge ETF	—	—
Simplify Interest Rate Hedge ETF	559,816	—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify Market Neutral Equity Long/Short ETF	—	—
Simplify MBS ETF	—	—
Simplify Multi-QIS Alternative ETF	—	—
Simplify Next Intangible Core Index ETF	2,369,530	—
Simplify Next Intangible Value Index ETF	2,368,788	—
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify US Equity PLUS GBTC ETF	18,159,426	8,798,083
Simplify US Equity PLUS QIS ETF	—	—
Simplify Commodities Strategy No K-1 ETF	—	—
Simplify Macro Strategy ETF	422,892	21,522,216
Simplify Managed Futures Strategy ETF	—	—

Purchases and sales of long term U.S. Government Securities were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond PLUS Credit Hedge ETF	$29,871,094	$19,958,720

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Fund	Purchases	Sales
Simplify Interest Rate Hedge ETF	99,825,044	154,867,535
Simplify Macro Strategy ETF	3,274,475	—
Simplify MBS ETF	3,669,374,669	2,931,210,480

7. Fund Share Transactions

The Funds issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Each Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because each Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Funds may charge an additional maximum 3% of the amount invested variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

8. Federal Income Taxes

For the year/period ended June 30, 2024, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and controlled foreign corporations income reversal and equalization.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Aggregate Bond ETF	$5,640	$(5,640)
Simplify Health Care ETF	(5,577,569)	5,577,569
Simplify Hedged Equity ETF	(28,661,080)	28,661,080
Simplify High Yield PLUS Credit Hedge ETF	—	—
Simplify Interest Rate Hedge ETF	(52,103,425)	52,103,425
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify Market Neutral Equity Long/Short ETF	—	—
Simplify MBS ETF	—	—
Simplify Multi-QIS Alternative ETF	—	—
Simplify Next Intangible Core Index ETF	—	—
Simplify Next Intangible Value Index ETF	—	—
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify US Equity PLUS GBTC ETF	(1,216,198)	1,216,198
Simplify US Equity PLUS QIS ETF	(52,678)	52,678
Simplify Commodities Strategy No K-1 ETF	261,436	(261,436)
Simplify Macro Strategy ETF	661,644	(661,644)
Simplify Managed Futures Strategy ETF	(1,596,970)	1,596,970

The tax character of dividends and distributions declared for the year/period ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Aggregate Bond ETF	$6,394,098	$—	$8,368,404
Simplify Health Care ETF	490,865	—	—
Simplify Hedged Equity ETF	3,828,551	2,291,933	—
Simplify High Yield PLUS Credit Hedge ETF	4,715,001	—	—
Simplify Interest Rate Hedge ETF	9,178,055	66,928,543	—
Simplify Intermediate Term Treasury Futures Strategy ETF	2,051,789	—	—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Market Neutral Equity Long/Short ETF	$8,626,872	$—	$687,184
Simplify MBS ETF	13,271,970	—	2,807,611
Simplify Multi-QIS Alternative ETF	4,209,252	—	—
Simplify Next Intangible Core Index ETF	5,000	—	—
Simplify Next Intangible Value Index ETF	5,000	—	—
Simplify Short Term Treasury Futures Strategy ETF	28,690,445	—	—
Simplify US Equity PLUS GBTC ETF	41,389	—	93,611
Simplify US Equity PLUS QIS ETF	77,979	—	—
Simplify Commodities Strategy No K-1 ETF	250,815	—	—
Simplify Macro Strategy ETF	1,100,199	—	—
Simplify Managed Futures Strategy ETF	7,586,987	5,083,755	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year/period ended June 30, 2023 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Aggregate Bond ETF	$193,442	$—	$98,448
Simplify Health Care ETF	399,848	—	—
Simplify Hedged Equity ETF	2,448,208	1,980,761	—
Simplify High Yield PLUS Credit Hedge ETF	2,959,704	—	708,226
Simplify Interest Rate Hedge ETF	3,979,978	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	1,438,455	—	—
Simplify Short Term Treasury Futures Strategy ETF	4,542,976	—	—
Simplify Developed Ex-US PLUS Downside Convexity ETF	451,205	—	—
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	88,043	—	—
Simplify US Equity PLUS GBTC ETF	94,553	—	174,233
Simplify Commodities Strategy No K-1 ETF	25,000	—	—
Simplify Macro Strategy ETF	1,363,559	—	—
Simplify Managed Futures Strategy ETF	6,630,857	4,136,275	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Aggregate Bond ETF	$—	$—	$—	$(938,193)	$—	$—	$(938,193)
Simplify Health Care ETF	—	—	—	6,911,570	(5,654,459)	—	1,257,111
Simplify Hedged Equity ETF	—	—	(5,179,373)	12,605,694	(16,010,592)	—	(8,584,271)
Simplify High Yield PLUS Credit Hedge ETF	3,158,206	—	—	(185,369)	(4,190,589)	—	(1,217,752)
Simplify Interest Rate Hedge ETF	507,945	—	—	21,016,627	—	(4,428,435)	17,096,137
Simplify Intermediate Term Treasury Futures Strategy ETF	272,534	—	—	4,718	(27,550,058)	—	(27,272,806)
Simplify Market Neutral Equity Long/ Short ETF	—	—	—	(69,690)	(85,564)	(617,066)	(772,320)
Simplify MBS ETF	—	—	—	2,086,193	(2,812,226)	—	(726,033)
Simplify Multi-QIS Alternative ETF	624,384	—	—	375,896	(112,607)	—	887,673
Simplify Next Intangible Core Index ETF	29,836	—	—	90,943	—	—	120,779
Simplify Next Intangible Value Index ETF	61,414	12	—	38,035	—	—	99,461

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Short Term Treasury Futures Strategy ETF	$974,004	$—	$—	$52,575	$(53,676,336)	$—	$(52,649,757)
Simplify US Equity PLUS GBTC ETF	—	—	—	1,569,830	(4,491,461)	—	(2,921,631)
Simplify US Equity PLUS QIS ETF	212,216	165,619	—	154,710	—	—	532,545
Simplify Commodities Strategy No K-1 ETF	34,257	—	—	(111,960)	(151)	—	(77,854)
Simplify Macro Strategy ETF	245,240	—	—	(994,230)	(3,418,419)	—	(4,167,409)
Simplify Managed Futures Strategy ETF	10,167,306	—	—	1,517,291	—	—	11,684,597

(a)	The temporary book/tax differences was attributable primarily due to straddles deferral and Subpart F income.

At June 30, 2024, gross unrealized appreciation and depreciation of investments owned by each Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	$217,270,312	$255,646	$(1,193,839)	$(938,193)
Simplify Health Care ETF	124,428,961	12,076,207	(5,164,637)	6,911,570
Simplify Hedged Equity ETF	158,831,344	15,147,437	(2,541,743)	12,605,694
Simplify High Yield PLUS Credit Hedge ETF	154,441,924	34,040	(28,525)	5,515
Simplify Interest Rate Hedge ETF	124,080,786	21,377,501	(362,797)	21,014,704
Simplify Intermediate Term Treasury Futures Strategy ETF	48,139,284	4,718	—	4,718
Simplify Market Neutral Equity Long/Short ETF	153,282,815	8,327	—	8,327
Simplify MBS ETF	1,483,489,262	2,281,785	(195,592)	2,086,193
Simplify Multi-QIS Alternative ETF	114,469,360	6,037	(21,285)	(15,248)
Simplify Next Intangible Core Index ETF	2,528,813	142,928	(51,985)	90,943
Simplify Next Intangible Value Index ETF	2,560,147	101,096	(63,061)	38,035
Simplify Short Term Treasury Futures Strategy ETF	536,270,680	52,575	—	52,575
Simplify US Equity PLUS GBTC ETF	19,886,906	1,667,234	(97,404)	1,569,830
Simplify US Equity PLUS QIS ETF	2,788,763	173,194	(18,484)	154,710
Simplify Commodities Strategy No K-1 ETF	10,149,994	715	—	715
Simplify Macro Strategy ETF	19,480,435	1,657,449	(3,281,699)	(1,624,250)
Simplify Managed Futures Strategy ETF	190,691,701	1,358,335	(1,344,468)	13,867

The differences between book-basis and tax-basis components of net assets are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

The following Funds utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2024:

Fund	Amount
Simplify Aggregate Bond ETF	$29,231
Simplify Health Care ETF	1,022,838
Simplify US Equity PLUS GBTC ETF	346,410

At June 30, 2024, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Fund	Short-Term	Long-Term	Total Amount
Simplify Health Care ETF	$3,236,205	$2,418,254	$5,654,459
Simplify Hedged Equity ETF	6,358,353	9,652,239	16,010,592
Simplify High Yield PLUS Credit Hedge ETF	3,686,350	504,239	4,190,589
Simplify Intermediate Term Treasury Futures Strategy ETF	12,036,668	15,513,390	27,550,058
Simplify Market Neutral Equity Long/Short ETF	85,564	—	85,564
Simplify MBS ETF	2,812,226	—	2,812,226
Simplify Multi-QIS Alternative ETF	35,543	77,064	112,607
Simplify Short Term Treasury Futures Strategy ETF	21,444,825	32,231,511	53,676,336
Simplify US Equity PLUS GBTC ETF	2,023,055	2,468,406	4,491,461
Simplify Commodities Strategy No K-1 ETF	151	—	151
Simplify Macro Strategy ETF	3,418,419	—	3,418,419

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. At June 30 2024, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses:

	Capital Post-	Late-year
Fund	October Losses	ordinary Losses
Simplify Interest Rate Hedge ETF	$4,428,435	$—
Simplify Market Neutral Equity Long/Short ETF	—	617,066

9. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and, except as noted above, has determined that there are no other subsequent events that require adjustment to, or disclosure in, the financial statement.

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities or consolidated statements of assets and liabilities, including the schedules of investments or consolidated schedules of investments, of the funds listed below (the “Funds”), each a series of Simplify Exchange Traded Funds, as of June 30, 2024, the related statements of operations or consolidated statements of operations, the statements of changes in net assets or consolidated statements of changes in net assets, the financial highlights or consolidated financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations and Cash Flows (as applicable)	Statements of Changes in Net Assets	Financial Highlights
Simplify Aggregate Bond ETF (formerly Simplify Aggregate Bond PLUS Credit Hedge ETF)	For the year ended June 30, 2024	For the years ended June 30, 2024 and 2023	For the years ended June 30, 2024 and 2023, and for the period from February 15, 2022 (commencement of operations) through June 30, 2022

Simplify Health Care ETF	For the year ended June 30, 2024	For the years ended June 30, 2024 and 2023	For the years ended June 30, 2024 and 2023, and for the period from October 8, 2021 (commencement of operations) through June 30, 2022

Simplify Hedged Equity ETF	For the year ended June 30, 2024	For the years ended June 30, 2024 and 2023	For the years ended June 30, 2024 and 2023, and for the period from November 2, 2021 (commencement of operations) through June 30, 2022

Simplify High Yield PLUS Credit Hedge ETF	For the year ended June 30, 2024	For the years ended June 30, 2024 and 2023	For the years ended June 30, 2024 and 2023, and for the period from February 15, 2022 (commencement of operations) through June 30, 2022

Simplify Interest Rate Hedge ETF	For the year ended June 30, 2024	For the years ended June 30, 2024 and 2023	For the years ended June 30, 2024, 2023, and 2022, and for the period from May 11, 2021 (commencement of operations) through June 30, 2021

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm(Continued)

Fund Name	Statements of Operations and Cash Flows (as applicable)	Statements of Changes in Net Assets	Financial Highlights
Simplify Intermediate Term Treasury Futures Strategy ETF	For the year ended June 30, 2024	For the years ended June 30, 2024 and 2023	For the years ended June 30, 2024 and 2023, and for the period from September 28, 2021 (commencement of operations) through June 30, 2022
Simplify Market Neutral Equity Long/Short ETF	For the year ended June 30, 2024	For the year ended June 30, 2024 and for the period from June 14, 2023 (commencement of operations) through June 30, 2023
Simplify MBS ETF	For the period from November 7, 2023 (commencement of operations) through June 30, 2024
Simplify Multi-QIS Alternative ETF	For the period from July 11, 2023 (commencement of operations) through June 30, 2024
Simplify Next Intangible Core Index ETF and Simplify Next Intangible Value Index ETF	For the period from April 16, 2024 (commencement of operations) through June 30, 2024
Simplify Short Term Treasury Futures Strategy ETF	For the year ended June 30, 2024	For the year ended June 30, 2024 and for the period from November 15, 2022 (commencement of operations) through June 30, 2023
Simplify US Equity PLUS GBTC ETF	For the year ended June 30, 2024	For the years ended June 30, 2024 and 2023	For the years ended June 30, 2024, 2023, and 2022, and for the period from May 25, 2021 (commencement of operations) through June 30, 2021
Simplify US Equity PLUS QIS ETF	For the period from November 14, 2023 (commencement of operations) through June 30, 2024
Simplify Commodities Strategy No K-1 ETF	Consolidated for the year ended June 30, 2024	Consolidated for the year ended June 30, 2024 and for the period from March 28, 2023 (commencement of operations) through June 30, 2023
Simplify Macro Strategy ETF	Consolidated for the year ended June 30, 2024	Consolidated for the years ended June 30, 2024 and 2023	Consolidated for the years ended June 30, 2024 and 2023, and for the period from May 17, 2022 (commencement of operations) through June 30, 2022
Simplify Managed Futures Strategy ETF	Consolidated for the year ended June 30, 2024	Consolidated for the years ended June 30, 2024 and 2023	Consolidated for the years ended June 30, 2024 and 2023, and for the period from March 8, 2022 (commencement of operations) through June 30, 2022

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm(Continued)

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one of more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2024

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Discount & Premium Information

Information regarding how often shares of each Fund traded on Cboe BZX Exhange, Inc., NYSE Arca or NASDAQ, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended June 30, 2024.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Aggregate Bond PLUS Credit Hedge ETF	00.00%	00.00%
Simplify Health Care ETF	100.00%	99.82%
Simplify Hedged Equity ETF	75.25%	73.21%
Simplify High Yield PLUS Credit Hedge ETF	00.00%	00.00%
Simplify Interest Rate Hedge ETF	00.00%	00.00%
Simplify Intermediate Term Treasury Futures Strategy ETF	00.00%	00.00%
Simplify Market Neutral Equity Long Short ETF	00.00%	00.00%
Simplify MBS ETF	00.00%	00.00%
Simplify Multi-QIS Alternative ETF	00.00%	00.00%
Simplify Next Intangible Core Index ETF	21.08%	20.76%
Simplify Next Intangible Value Index ETF	14.57%	14.39%
Simplify Short Term Treasury Futures Strategy ETF	00.00%	00.00%
Simplify US Equity PLUS GBTC ETF	100.00%	100.00%
Simplify US Equity PLUS QIS ETF	3.80%	3.71%
Simplify Commodities Strategy No K-1 ETF	00.00%	00.00%
Simplify Macro Strategy ETF	00.00%	0.23%
Simplify Managed Futures Strategy ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

This report must be preceded or accompanied by a prospectus.

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Investment Adviser Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Custodian, Administrator & Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Futures Adviser (HARD/CTA) Le Quai House, Le Quai D’ Auvergne, Jersey JE2 3TN	Independent Registered Public Accounting Firm Cohen & Company Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215

June 30, 2024

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Opportunistic Income ETF (CRDT)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Opportunistic Income ETF

Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 27.5%
U.S. Treasury Bill, 5.37%, 7/5/2024(a)	$5,500,000	$5,496,801
U.S. Treasury Bill, 5.39%, 9/19/2024(a)(e)(f)	15,200,000	15,024,085
Total U.S. Treasury Bills (Cost $20,520,463)		20,520,886

Corporate Bonds – 25.9%
Basic Materials – 0.7%
Domtar Corp., 6.75%, 10/1/2028, 144A(b)	600,000	535,742

Communications – 2.8%
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/2028, 144A(b)	500,000	438,220
Frontier Communications Holdings LLC, 8.63%, 3/15/2031, 144A(b)	200,000	206,916
GoTo Group, Inc., 5.50%, 5/1/2028, 144A(b)	223,300	90,436
GrubHub Holdings, Inc., 5.50%, 7/1/2027, 144A(b)	700,000	635,083
Lumen Technologies, Inc., 7.60%, 9/15/2039, Series P	1,550,000	428,076
Urban One, Inc., 7.38%, 2/1/2028, 144A(b)	350,000	272,692
		2,071,423
Consumer, Cyclical – 5.1%
Carvana Co., 5.63%, 10/1/2025, 144A(b)	1,500,000	1,473,350
Ford Motor Credit Co. LLC, 4.13%, 8/4/2025	1,000,000	981,608
QVC, Inc., 4.38%, 9/1/2028	600,000	439,681
Tenneco, Inc., 8.00%, 11/17/2028, 144A(b)	1,000,000	910,998
		3,805,637
Energy – 2.5%
Enterprise Products Operating LLC, 5.38%, (CME 3-Month SOFR + 2.83%), 2/15/2078(c)	550,000	514,392
Sabine Pass Liquefaction LLC, 5.63%, 3/1/2025	600,000	598,870
Valaris Ltd., 8.38%, 4/30/2030, 144A(b)	750,000	777,075
		1,890,337
Financial – 12.4%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 6/15/2029, 144A(b)	400,000	335,835
First Republic Bank, 4.63%, 2/13/2047	1,500,000	63,750
Flagstar Bancorp, Inc., 4.13%, (CME 3-Month SOFR + 3.91%), 11/1/2030(c)	1,000,000	858,235
Global Atlantic Fin Co., 7.95%, (US 5 Year CMT T-Note + 3.61%), 10/15/2054, 144A(b)(c)	1,000,000	1,008,605
Liberty Mutual Group, Inc., 4.13%, (US 5 Year CMT T-Note + 3.32%), 12/15/2051, 144A(b)(c)	1,500,000	1,400,337
Office Properties Income Trust, 9.00%, 3/31/2029, 144A(b)	850,000	779,470
PennyMac Corp., 8.50%, 6/1/2029, 144A(b)	1,000,000	970,966
Rithm Capital Corp., 6.25%, 10/15/2025, 144A(b)	173,000	172,409
Rithm Capital Corp., 8.00%, 4/1/2029, 144A(b)	1,000,000	971,641
Signature Bank/New York NY, 4.00%, 10/15/2030	750,000	402,774
Starwood Property Trust, Inc., 7.25%, 4/1/2029, 144A(b)	1,000,000	1,010,612
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 10.50%, 2/15/2028, 144A(b)	650,000	637,218
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 4.75%, 4/15/2028, 144A(b)	800,000	655,115
		9,266,967
Technology – 1.3%
Crowdstrike Holdings, Inc., 3.00%, 2/15/2029	500,000	451,283
Veritone, Inc., 1.75%, 11/15/2026	1,444,000	518,403
		969,686
Utilities – 1.1%
NRG Energy, Inc., 10.25%, (US 5 Year CMT T-Note + 5.92%), 9/15/2172, 144A(b)(c)	767,000	839,535
Total Corporate Bonds (Cost $18,652,441)		19,379,327

See Notes to Financial Statements.

4

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2024

		Principal	Value
U.S. Government Agency Mortgage Backed Securities – 18.1%
Federal National Mortgage Association, 3.50%, 7/15/2054 (TBA)		$11,900,000	$10,553,869
Federal National Mortgage Association, 6.00%, 7/15/2054 (TBA)		3,000,000	3,011,763
Total U.S. Government Agency Mortgage Backed Securities (Cost $13,433,516)			13,565,632

Asset Backed Securities – 14.2%
Adams Outdoor Advertising LP, Class B, Series 2023-1, 144A, 8.81%, 7/15/2053(b)		500,000	514,594
Anchorage Capital CLO 19 Ltd., Class E, Series 2021-19A, 144A, 13.04%, (CME 3-Month SOFR + 7.71%), 10/15/2034(b)(c)		1,000,000	989,097
Ares LIV CLO Ltd., Class E, Series 2019-54A, 144A, 12.93%, (CME 3-Month SOFR + 7.60%), 10/15/2032(b)(c)		1,000,000	1,002,882
Avid Automobile Receivables Trust 2023-1, Class A, Series 2023-1, 144A, 6.63%, 7/15/2026(b)		642,814	643,200
FIGRE Trust 2024-HE2, Class A, Series 2024-HE2, 144A, 6.38%, 5/25/2054(b)(c)		975,443	984,528
Flagship Credit Auto Trust 2021-4, Class A, Series 2021-4, 144A, 0.81%, 7/17/2026(b)		167,914	166,949
Frontier Issuer LLC, Class B, Series 2023-1, 144A, 8.30%, 8/20/2053(b)		300,000	308,605
Frontier Issuer LLC, Class C, Series 2023-1, 144A, 11.50%, 8/20/2053(b)		300,000	303,896
Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 144A, 6.56%, 9/25/2026(b)		1,000,000	973,311
Jack in The Box Funding LLC, Class A2I, Series 2022-1A, 144A, 3.45%, 2/26/2052(b)		955,000	890,743
KKR Static CLO I Ltd., Class E, Series 2022-1A, 144A, 11.54%, (CME 3-Month SOFR + 6.22%), 7/20/2031(b)(c)		1,000,000	1,001,031
Navient Private Education Refi Loan Trust 2021-B, Residual Class, Class R, Series 2021- BA, 144A, 7/15/2069(b)(d)		2,222	844,360
Octane Receivables Trust 2022-1, Residual Class, Class R1, Series 2022-1A, 144A, 12/20/2029(b)(d)		12,121	1,999,965
Total Asset Backed Securities (Cost $10,699,332)			10,623,161

Foreign Bonds – 13.9%
Communications – 1.1%
Altice France Holding SA, 10.50%, 5/15/2027, 144A(b)		2,000,000	800,560

Consumer, Cyclical – 2.0%
Azul Investments LLP, 7.25%, 6/15/2026		650,000	546,816
Azul Secured Finance LLP, 11.93%, 8/28/2028, 144A(b)		1,000,000	971,592
			1,518,408
Energy – 1.7%
MC Brazil Downstream Trading SARL, 7.25%, 6/30/2031, 144A(b)		404,069	358,344
SierraCol Energy Andina LLC, 6.00%, 6/15/2028, 144A(b)		1,000,000	894,621
			1,252,965
Financial – 3.7%
Danske Bank A/S, 6.47%, (US 5 Year CMT T-Note + 2.10%), 1/9/2026, 144A(b)(c)		1,000,000	1,002,815
Danske Bank A/S, 7.00%, (US 7 Year CMT T-Note + 4.13%), 12/26/2172(c)		350,000	350,000
Deutsche Bank AG, 7.50%, (USISDA05 + 5.00%), 4/30/2173(c)		400,000	394,660
Santander UK Group Holdings PLC, 6.83%, (SOFR + 2.75%), 11/21/2026(c)		1,000,000	1,013,663
			2,761,138
Government – 4.1%
Egypt Government International Bond, 7.90%, 2/21/2048		750,000	528,554
Mexican Bonos, 8.00%, 9/5/2024, Series M	MXN	32,400,000	1,758,856
Mexican Bonos, 10.00%, 12/5/2024, Series M	MXN	14,000,000	760,519
			3,047,929

See Notes to Financial Statements.

5

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2024

	Principal	Value
Foreign Bonds (continued)
Utilities – 1.3%
Israel Electric Corp. Ltd., 5.00%, 11/12/2024, Series 6, 144A(b)	$1,000,000	$993,403
Total Foreign Bonds (Cost $10,520,585)		10,374,403

	Shares
Preferred Stocks – 7.5%
Consumer, Cyclical – 1.1%
Qurate Retail, Inc.	18,600	782,130

Financial – 5.9%
AGNC Investment Corp., (CME 3-Month SOFR + 5.37%), Series C(c)	23,400	608,166
Annaly Capital Management, Inc., (CME 3-Month SOFR + 5.25%), Series F(c)	24,500	624,505
Chimera Investment Corp., (CME 3-Month SOFR + 6.05%), Series B(c)	24,800	611,320
Franklin BSP Realty Trust, Inc., Series E	11,300	244,984
Rithm Capital Corp., (3-Month US LIBOR + 4.97%), Series C(c)	47,696	1,128,487
Rithm Capital Corp., (US 5 Year CMT T-Note + 6.22%), Series D(c)	45,564	1,054,807
Silvergate Capital Corp., Series A*	10,000	132,500
		4,404,769
Government – 0.5%
Federal Home Loan Mortgage Corporation, Series W*	37,500	151,875
Federal National Mortgage Association, Series S*	50,000	256,500
		408,375
Total Preferred Stocks (Cost $5,077,236)		5,595,274

Common Stocks – 7.2%
Communications – 0.7%
Lumen Technologies, Inc.*	500,000	550,000

Consumer, Cyclical – 0.3%
Qurate Retail, Inc., Class A, Series A*	350,000	220,500

Financial – 6.2%
AGNC Investment Corp.	180,000	1,717,200
Annaly Capital Management, Inc.	93,200	1,776,392
ARMOUR Residential REIT, Inc., Class REIT	15,000	290,700
Rithm Capital Corp.	35,800	390,578
WeWorK, Inc., Class A*	20,956	419,120
		4,593,990
Total Common Stocks (Cost $5,192,352)		5,364,490

Closed-End Funds – 0.6%
Equity Funds – 0.6%
Central and Eastern Europe Fund, Inc.
(Cost $367,413)	40,423	430,909

Principal
Term Loans – 0.3%
Communications – 0.3%
Diamond Sports Group LLC, 5.00%, 8/2/2027
(Cost $139,993)	139,993	198,616

See Notes to Financial Statements.

6

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2024

Value
Total Investments – 115.2%
(Cost $84,603,331)	$86,052,698
Liabilities in Excess of Other Assets – (15.2)%	(11,352,048)
Net Assets – 100.0%	$74,700,650

*	Non Income Producing
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $29,766,751, which represents 39.8% of net assets as of June 30, 2024.
(c)	Floating rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(d)	Investment was valued using significant unobservable inputs.
(e)	Security, or a portion thereof, in the amount of $9,390,053 has been pledged as collateral for futures and swaps as of June 30, 2024.
(f)	Security, or a portion thereof, in the amount of $494,213 has been pledged as collateral for TBAs as of June 30, 2024.

Currency Abbreviations:

MXN	:	Mexican Pesos

Portfolio Abbreviations:

CMT	:	Treasury Constant Maturity Rate
LIBOR	:	London Interbank Offered Rate
SOFR	:	Secured Overnight Financing Rate
TBA	:	To Be Announced

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. 5 Year Note (CBT)	110	$11,723,594	9/30/24	$67,805
U.S. 2 Years Note (CBT)	700	142,953,125	9/30/24	23,914
Total unrealized appreciation/(depreciation)				$91,719

Short position contracts:
U.S. Long Bond (CBT)	(179)	(21,177,937)	9/19/24	182,250
U.S. Ultra Bond (CBT)	(6)	(752,063)	9/19/24	4,312
Total unrealized appreciation/(depreciation)				$186,562
Total net unrealized appreciation				$278,281

At June 30, 2024, centrally cleared credit default swap contracts outstanding were as follows:

Reference Entity	Maturity Date	Buy/Sell Protection	(Pay)/ Receive Financing Rate(1)	Counterparty	Notional Amount(2)	Fair Value	Premium (Paid)/ Received	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.42	06/20/2029	Buy(3)	5.00%	MSCS	25,000,000	$(1,560,760)	$(1,745,785)	$150,303
Republic of Italy	06/20/2029	Buy(3)	1.00%	MSCS	22,500,000	(202,239)	(362,428)	153,939
						$(1,762,999)	$(2,108,213)	$304,242

See Notes to Financial Statements.

7

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2024

(1)	Payments received quarterly.
(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

At June 30, 2024, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
Morgan Stanley Custom Junk Index*	2/14/2025	5.33% (EFFR - 0.25%)(c)	MSCS	(5,219,633)	$(43,368)
Morgan Stanley Custom Quality Index*	2/14/2025	5.33% (EFFR + 0.35%)(c)	MSCS	7,482,718	(54,592)
					$(97,960)

*	The components of the basket shown below.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

Abbreviations:

EFFR	:	Effective Federal Funds Rate
MSCS	:	Morgan Stanley Capital Services LLC

See Notes to Financial Statements.

8

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2024

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Aggregate Bond ETF	$—	$4,113,584	$(3,909,627)	$(203,957)	$—	$—	—	$82,252	$—
Simplify Enhanced Income ETF	—	3,067,950	(3,056,451)	(11,499)	—	—	—	25,000	—
Simplify Interest Rate Hedge ETF	—	4,961,720	(5,140,357)	178,637	—	—	—	68,388	608,939
Simplify MBS ETF	—	3,118,470	(3,160,693)	42,223	—	—	—	46,510	—
Simplify Short Term Treasury Futures Strategy ETF	—	23,082,101	(22,987,536)	(94,565)	—	—	—	214,302	—
Simplify Volatility Premium ETF	—	2,961,500	(2,952,805)	(8,695)	—	—	—	39,000	—
	$—	$41,305,325	$(41,207,469)	$(97,856)	$—	$—	—	$475,452	$608,939

Summary of Investment Type††

% of
Investment Categories	Net Assets
U.S. Treasury Bills	27.5%
Corporate Bonds	25.9%
U.S. Government Agency Mortgage Backed Securities	18.1%
Asset Backed Securities	14.2%
Foreign Bonds	13.9%
Preferred Stocks	7.5%
Common Stocks	7.2%
Closed-End Funds	0.6%
Term Loans	0.3%
Total Investments	115.2%
Liabilities in Excess of Other Assets	(15.2)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

*	The following table shows the top 50 positions and related Unrealized Appreciation/(Depreciation) of the securities within the Morgan Stanley Custom Quality Index basket.

See Notes to Financial Statements.

9

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks
Communication Services
Omnicom Group, Inc.	832	$(547)	1.00%
Sirius XM Holdings, Inc.	28,359	(589)	1.08%
		(1,136)
Consumer Discretionary
AutoZone Inc.	26	(555)	1.02%
Grand Canyon Education, Inc.	545	(560)	1.02%
LKQ Corp.	1,838	(561)	1.03%
O'Reilly Automotive, Inc.	72	(556)	1.02%
		(2,232)
Consumer Staples
Hershey Co/The	408	(550)	1.01%

Energy
Antero Midstream Corp.	5,203	(563)	1.03%
Cheniere Energy Inc.	482	(618)	1.14%
HF Sinclair Corp.	1,426	(558)	1.02%
		(1,739)
Financials
Cboe Global Markets Inc.	442	(552)	1.01%
Fiserv, Inc.	500	(547)	1.00%
Intercontinental Exchange Inc.	550	(552)	1.01%
NASDAQ, Inc.	1,273	(563)	1.03%
S&p Global, Inc.	173	(565)	1.04%
		(2,779)
Health Care
AbbVie, Inc.	441	(555)	1.02%
Chemed Corp.	139	(554)	1.01%
Elevance Health Inc.	140	(558)	1.02%
UnitedHealth Group, Inc.	153	(571)	1.05%
		(2,238)
Industrials
Allegion PLC	644	(558)	1.02%
Booz Allen Hamilton Holding Corp.	490	(554)	1.01%
Broadridge Financial Solutions	380	(549)	1.01%
CACI International Inc., Class A	174	(548)	1.00%
IDEX Corp.	374	(552)	1.01%
Nordson Corp.	323	(549)	1.01%
Rockwell Automation, Inc.	289	(583)	1.07%
SS&C Technologies Holdings Inc.	1,223	(563)	1.03%
Verisk Analytics Inc., Class A	280	(553)	1.01%
		(5,009)
Information Technology
Accenture PLC, Class A	262	(583)	1.07%
Adobe, Inc.	144	(588)	1.08%
Cisco Systems, Inc.	1,641	(572)	1.05%
Cognizant Technology Solutions Corp., Class A	1,144	(571)	1.04%
Intuit, Inc.	124	(599)	1.10%
Manhattan Associates, Inc.	322	(583)	1.07%
Microsoft Corp.	167	(547)	1.00%

See Notes to Financial Statements.

10

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Information Technology (continued)
Motorola Solutions, Inc.	196	$(555)	1.02%
NetApp Inc.	592	(559)	1.02%
Oracle Corp.	532	(551)	1.01%
Trimble Inc.	1,349	(553)	1.01%
		(6,261)
Materials
Element Solutions Inc.	2,766	(550)	1.01%

Real Estate
Agree Realty Corp.	1,216	(553)	1.01%
Digital Realty Trust Inc.	501	(558)	1.02%
EastGroup Properties, Inc.	449	(560)	1.03%
First Industrial Realty Trust	1,574	(549)	1.01%
Gaming and Leisure Properties	1,715	(569)	1.04%
STAG Industrial Inc.	2,105	(557)	1.02%
		(3,346)
Utilities
Alliant Energy Corp.	1,502	(561)	1.03%
Edison International	1,042	(549)	1.00%
Essential Utilities Inc.	2,018	(553)	1.01%
Sempra	996	(556)	1.02%
		(2,219)
Other Components	48,848	(26,533)	48.60%
Total		$(54,592)	100.00%

*	The following table shows the top 50 positions and related Unrealized Appreciation/(Depreciation) of the securities within the Morgan Stanley Custom Junk Index basket.

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks
Communication Services
AT&T, Inc.	(3,772)	$(593)	1.37%
Charter Communications Inc, Class A	(195)	(480)	1.11%
Frontier Communications Parent, Inc.	(2,108)	(454)	1.05%
Nexstar Media Group, Inc., Class A	(344)	(470)	1.08%
Paramount Global, Class B	(5,329)	(456)	1.05%
Warner Bros Discovery, Inc.	(7,547)	(462)	1.06%
Zoominfo Technologies, Inc., Class A	(4,342)	(456)	1.05%
		(3,371)
Consumer Discretionary
ADT, Inc.	(7,258)	(454)	1.05%
Caesars Entertainment Inc.	(1,471)	(481)	1.11%
Carnival Corp.	(3,468)	(534)	1.23%
Kohl's Corp.	(2,399)	(454)	1.05%
Macy's, Inc.	(2,830)	(447)	1.03%
MGM Resorts International	(1,205)	(441)	1.02%
Norwegian Cruise Line Holdings Ltd.	(3,178)	(491)	1.13%

See Notes to Financial Statements.

11

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Consumer Discretionary (continued)
Penn Entertainment Inc.	(2,836)	$(452)	1.04%
Petco Health & Wellness Co Inc, Class A	(14,956)	(465)	1.07%
Travel + Leisure Co.	(1,180)	(437)	1.01%
Whirlpool Corp.	(567)	(476)	1.10%
		(5,132)
Consumer Staples
Darling Ingredients Inc.	(1,483)	(448)	1.03%

Energy
Apa Corp.	(1,902)	(461)	1.06%

Health Care
Alnylam Pharmaceuticals Inc.	(331)	(662)	1.53%
Baxter International, Inc.	(1,564)	(431)	0.99%
CVS Health Corp.	(997)	(484)	1.12%
DaVita, Inc.	(374)	(427)	0.99%
ICU Medical Inc.	(440)	(430)	0.99%
Integra LifeSciences Holdings	(1,791)	(429)	0.99%
Organon & Co.	(2,554)	(435)	1.00%
Sotera Health Co.	(4,581)	(447)	1.03%
Viatris, Inc.	(5,300)	(464)	1.07%
		(4,209)
Industrials
Air Lease Corp.	(1,146)	(448)	1.03%
American Airlines Group, Inc.	(4,649)	(433)	1.00%
Concentrix Corp.	(890)	(463)	1.07%
Delta Air Lines Inc.	(1,128)	(440)	1.02%
Driven Brands Holdings, Inc.	(4,559)	(478)	1.10%
GXO Logistics Inc.	(1,090)	(453)	1.05%
Hertz Global Holdings, Inc.	(16,030)	(466)	1.07%
Ryder System, Inc.	(437)	(445)	1.03%
Southwest Airlines Co.	(1,884)	(444)	1.02%
Spirit Aerosystems Holdings, Inc., Class A	(1,725)	(467)	1.08%
United Airlines Holdings, Inc.	(1,077)	(431)	0.99%
Vestis Corp.	(4,407)	(444)	1.02%
		(5,412)
Information Technology
Dxc Technology Co.	(2,895)	(455)	1.05%
Kyndryl Holdings, Inc.	(2,055)	(445)	1.03%
Lumentum Holdings Inc.	(1,055)	(442)	1.02%
NCR Corp.	(4,321)	(439)	1.01%
Ringcentral, Inc., Class A	(1,848)	(429)	0.99%
		(2,210)
Materials
Alcoa Corp.	(1,391)	(455)	1.05%
FMC Corp.	(949)	(450)	1.03%
Mosaic Co. (The)	(1,913)	(455)	1.05%

See Notes to Financial Statements.

12

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Unrealized Appreciation/ (Depreciation)	% of basket
Common Stocks (continued)
Materials (continued)
Scotts Miracle-GRO Co. (The)	(809)	$(433)	1.00%
		(1,793)
Other Components	(153,781)	(20,332)	46.88%
Total		$(43,368)	100.00%

See Notes to Financial Statements.

13

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2024

Simplify Opportunistic Income ETF
Assets
Investments, at value	$86,052,698
Cash	999,833
Unrealized appreciation on centrally cleared swaps	304,242
Receivables:
Interest	630,687
Due from broker	274,756
Dividends	109,570
Prepaid expenses	18,887
Total assets	88,390,673

Liabilities
Unrealized depreciation on over the counter swaps	97,960
Payables:
Securities purchased	13,561,766
Investment advisory fees	30,297
Total liabilities	13,690,023
Net Assets	$74,700,650

Net Assets Consist of
Paid-in capital	$76,070,896
Distributable earnings (loss)	(1,370,246)
Net Assets	$74,700,650
Number of Common Shares outstanding	3,025,001
Net Asset Value, offering and redemption price per share	$24.69
Investments, at cost	$84,603,331
Foreign currency, at cost	$38,273

See Notes to Financial Statements.

14

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2024

Simplify Opportunistic Income ETF
Investment Income
Unaffiliated dividend income	$1,213,818
Affiliated dividend income	475,452
Interest income	3,809,451
Total income	5,498,721

Expenses
Investment advisory fees	625,907
Interest expense	9,094
Total expenses	635,001
Less fees waived:
Waiver	(295,933)
Net expenses	339,068
Net investment income (loss)	5,159,653

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(780,509)
Affiliated investments	(97,856)
Futures	(2,748,929)
Swaps	(1,023,779)
Written options	(61,187)
Foreign currency transactions	(79,631)
Capital gain distributions from affiliated funds	608,939
Net realized gain (loss)	(4,182,952)
Net change in unrealized appreciation (depreciation) on:
Investments	1,442,856
Foreign currency translations	36,593
Futures	278,281
Swaps	206,282
Net unrealized gain (loss)	1,964,012
Net realized and unrealized gain (loss)	(2,218,940)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,940,713

See Notes to Financial Statements.

15

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Opportunistic Income ETF
	Year Ended June 30, 2024	For the period June 27, 2023(1) to June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$5,159,653	$9,278
Net realized gain (loss)	(4,182,952)	—
Net change in net unrealized appreciation (depreciation)	1,964,012	6,511
Net increase (decrease) in net assets resulting from operations	2,940,713	15,789

Distributions	(4,326,748)	—

Fund Shares Transactions
Proceeds from shares sold	41,737,365	37,500,114
Value of shares redeemed	(3,166,583)	—
Net increase (decrease) in net assets resulting from fund share transactions	38,570,782	37,500,114
Total net increase (decrease) in Net Assets	37,184,747	37,515,903

Net Assets
Beginning of period	37,515,903	—
End of period	$74,700,650	$37,515,903

Changes in Shares Outstanding
Shares outstanding, beginning of period	1,500,001	—
Shares sold	1,650,000	1,500,001	(2)
Shares redeemed	(125,000)	—
Shares outstanding, end of period	3,025,001	1,500,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

16

Simplify Exchange Traded Funds

Financial Highlights

Simplify Opportunistic Income ETF Selected Per Share Data	Year Ended June 30, 2024		Period Ended June 30, 2023(a)
Net Asset Value, beginning of period	$25.01		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.97		0.01
Net realized and unrealized gain (loss)	(0.73)		—
Total from investment operations	1.24		0.01
Less distributions from:
Net investment income	(1.56)		—
Total distributions	(1.56)		—
Net Asset Value, end of period	$24.69		$25.01
Total Return (%)	5.05		0.04	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$75		$38
Ratio of expenses before fee waiver (%)	0.96	(d)(e)	0.95	(f)
Ratio of expenses after fee waiver (%)	0.51	(d)(e)	0.50	(f)
Ratio of net investment income (loss) (%)	7.83		4.52	(f)
Portfolio turnover rate (%)(g)	322		0	(c)

(a)	For the period June 27, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

17

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2024

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2024, the Trust consists of twenty eight investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Fund listed below:

Simplify Opportunistic Income ETF

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 25,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the shares may acquire those shares from the Fund, or tender such shares for redemption to the Fund, in Creation Units only.

Fund	Investment objectives
Simplify Opportunistic Income ETF	The Fund seeks to provide current income. Long-term capital appreciation is a secondary objective.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Equity securities, closed-end funds and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities, closed-end funds and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

18

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund’s may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2024 for the Fund based upon the three levels defined above:

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June 30, 2024

Simplify Opportunistic Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$20,520,886	$—	$—	$20,520,886
Corporate Bonds	—	19,379,327	—	19,379,327
U.S. Government Agency Mortgage Backed Securities	—	13,565,632	—	13,565,632
Asset Backed Securities	—	7,778,836	2,844,325	10,623,161
Foreign Bonds	—	10,374,403	—	10,374,403
Preferred Stocks	5,595,274	—	—	5,595,274
Common Stocks	5,364,490	—	—	5,364,490
Closed-End Funds	430,909	—	—	430,909
Term Loans	—	198,616	—	198,616
Futures	278,281	—	—	278,281
Credit Default Swaps	—	304,242	—	304,242
TOTAL	$32,189,840	$51,601,056	$2,844,325	$86,635,221

Liabilities	Level 1	Level 2	Level 3	Total
Total Return Swaps	$—	$(97,960)	$—	$(97,960)
TOTAL	$—	$(97,960)	$—	$(97,960)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the reporting year. At June 30, 2024, the reconciliation of assets is as follows:

Simplify Opportunistic Income ETF	Asset Backed Securities
Balance at June 30, 2023	$—
Purchases	3,005,420
Sales	—
Transfer into Level 3	—
Transfer out of Level 3	—
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation (Depreciation)	(161,095)
Balance at June 30, 2024	$2,844,325

The following table presents quantitative information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2024:

Simplify Opportunistic Income ETF

	Fair Value at June 30, 2024	Valuation Technique	Unobservable Input	Range (Weighted Average)(a)	Impact to Valuation from an Increase in Input(b)
Asset Backed Security	$844,360	Market Approach	Broker Quote	100%	Increase
Asset Backed Security	$1,999,965	Market Approach	Transaction Price	100%	Increase
	$2,844,325

(a)	Unobservable inputs were weighted by the notional value of the instruments.
(b)	Represents the change in fair value of the level 3 investments that would result from an increase in the corresponding input. A decrease in the unobservable input would have the opposite effect.

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

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June 30, 2024

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

When-Issued and Delayed-Delivery Transactions

The Portfolio may engage in when-issued or delayed-delivery transactions. The Portfolio record when-issued securities on the trade date. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy is to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed

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June 30, 2024

separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Fund write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

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June 30, 2024

Swaps. Swap agreements are agreements between the Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2024 and the related location in the accompanying Statement of Assets and Liabilities presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Opportunistic Income ETF
Credit Contracts	Unrealized appreciation on centrally cleared swaps	$304,242	Unrealized depreciation on centrally cleared swaps	$—
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$278,281	Unrealized depreciation on futures contracts*	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$—	Unrealized depreciation on OTC swaps	$97,960

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Schedule of Investments.

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Equity	$(42,959)	$—
Simplify Opportunistic Income ETF	Interest Rate	(35,142)	—

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Equity	$170,331	$(97,960)

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June 30, 2024

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Credit	$(1,194,110)	$304,242

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Equity	$(242,152)	$—
Simplify Opportunistic Income ETF	Commodity	(357,358)	—
Simplify Opportunistic Income ETF	Interest Rate	(2,169,239)	278,281
Simplify Opportunistic Income ETF	Foreign Exchange	19,820	—

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Equity	$(94,685)	$—
Simplify Opportunistic Income ETF	Interest Rate	33,498	—

For the year ended June 30, 2024, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Purchased Swaption Contracts (Contract Value)	Forward Foreign Currency Contracts (Notional Value)	Futures Contracts (Notional Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify Opportunistic Income ETF	$95,457	$—	$—	$45,616,875	$(25,817)	$16,647,484

The Fund enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by the Fund as of June 30, 2024:

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Opportunistic Income ETF
Morgan Stanley Capital Services LLC	$97,960	$—	$—	$—	$97,960
	$97,960	$—	$—	$—	$97,960

24

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Notes to Financial Statements (Continued)

June 30, 2024

(1)	The actual collateral received and/or pledged may be more than amount shown.

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Asterozoa Management LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund below, the Adviser was entitled to receive a management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Fund	Management Fee
Simplify Opportunistic Income ETF	0.95%

The Adviser has contractually agreed to waive its fee payable under the management agreement by 0.45% through at least October 31, 2024. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser. For the year ended June 30, 2024, the Adviser waived expenses of $295,933.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. Foreside Fund Officer Services, LLC a related party to the Distributor also serves as the Trust’s Compliance Officer.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Opportunistic Income ETF	$170,792,452	$111,377,404

Purchases and sales of long term U.S. Government Securities were as follows:

Fund	Purchases	Sales
Simplify Opportunistic Income ETF	$2,946,490	$2,931,382

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

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June 30, 2024

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional maximum 3% of the amount invested variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the year ended June 30, 2024, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Opportunistic Income ETF	$—	$—

The tax character of dividends and distributions declared for the year ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Opportunistic Income ETF	$4,326,748	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the period ended June 30, 2023 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Opportunistic Income ETF	$—	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Opportunistic Income ETF	$338,625	$—	$—	$1,437,967	$(3,146,838)	$—	$(1,370,246)

(a)	The temporary book/tax differences was attributable primarily to dividend payable and straddles deferral.

At June 30, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Opportunistic Income ETF	$84,810,501	$2,460,610	$(1,218,413)	$1,242,197

The differences between book-basis and tax-basis components of net assets are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

The Fund utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2024:

Fund	Amount
Simplify Opportunistic Income ETF	$—

26

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Notes to Financial Statements (Continued)

June 30, 2024

At June 30, 2024, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Opportunistic Income ETF	$2,278,042	$868,796	$3,146,838

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. At June 30 2024, the Fund incurred and will elect to defer post-October capital losses and late year ordinary losses:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Opportunistic Income ETF	$—	$—

8. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statement.

27

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Simplify Opportunistic Income ETF and

Board of Trustees of Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Opportunistic Income ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2024, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended June 30, 2024 and for the period from June 27, 2023 (commencement of operations) through June 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have as the auditor of one of more funds advised by Simplify Asset Management, Inc.since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2024

28

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Discount & Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended June 30, 2024.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Opportunistic Income ETF	22.96%	23.50%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

This report must be preceded or accompanied by a prospectus.

29

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Investment Adviser Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Investment Sub-Adviser Asterozoa Management, LLC 8550 W. Charleston Blvd Ste. 102-299 Las Vegas, NV 89117	Custodian, Administrator & Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Independent Registered Public Accounting Firm Cohen & Company Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215

June 30, 2024

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Propel Opportunities ETF (SURI)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Propel Opportunities ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Common Stocks – 68.2%
Communication Services – 3.4%
Telesat Corp.*	365,781	$3,328,607
Health Care – 64.8%
Abeona Therapeutics, Inc.*	408,584	1,732,396
Achieve Life Sciences, Inc.*	217,845	1,023,871
Akero Therapeutics, Inc.*	212,477	4,984,710
Applied Therapeutics, Inc.*	2,817,505	13,157,748
Ardelyx, Inc.*	598,000	4,431,180
Athira Pharma, Inc.*	1,492,792	3,955,899
Avidity Biosciences, Inc.*	125,000	5,106,250
Chinook Therapeutics, Inc.*(a)	25,000	9,750
Cybin, Inc.*	500,000	135,500
Eiger BioPharmaceuticals, Inc.*	90,000	1,138,500
Fulcrum Therapeutics, Inc.*	465,000	2,883,000
Kura Oncology, Inc.*	80,000	1,647,200
Kymera Therapeutics, Inc.*	30,515	910,873
MAAT Pharma Saca*	1,362	10,444
Madrigal Pharmaceuticals, Inc.*	23,294	6,526,047
Phathom Pharmaceuticals, Inc.*	521,935	5,375,931
Syndax Pharmaceuticals, Inc.*	50,000	1,026,500
Trevi Therapeutics, Inc.*	200,000	596,000
TScan Therapeutics, Inc.*	1,046,916	6,124,459
Verrica Pharmaceuticals, Inc.*	280,000	2,041,200
		62,817,458
Total Common Stocks (Cost $52,420,628)		66,146,065

Limited Partnership – 26.7%
Energy – 26.7%
Plains GP Holdings LP, Class A*
(Cost $17,065,756)	1,372,360	25,827,815

	Principal
Corporate Bonds – 3.3%
Communications – 3.3%
Telesat Canada / Telesat LLC, 5.63%, 12/6/2026, 144A(b)	$2,700,000	1,275,999
Telesat Canada / Telesat LLC, 6.50%, 10/15/2027, 144A(b)	6,124,000	1,923,863
Total Corporate Bonds (Cost $4,706,981)		3,199,862

	Shares
Closed-End Funds – 1.6%
Equity Funds – 1.6%
Kayne Anderson Energy Infrastructure Fund
(Cost $1,318,886)	147,033	1,518,851

Money Market Funds – 0.3%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(c)
(Cost $317,014)	317,014	317,014

See Notes to Financial Statements.

4

Simplify Propel Opportunities ETF

Schedule of Investments (Continued)

June 30, 2024

Value
Total Investments – 100.1%
(Cost $75,829,265)	$97,009,607
Liabilities in Excess of Other Assets – (0.1)%	(66,037)
Net Assets – 100.0%	$96,943,570

*	Non Income Producing
(a)	Investment was valued using significant unobservable inputs.
(b)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $3,199,862, which represents 3.3% of net assets as of June 30, 2024.
(c)	Rate shown reflects the 7-day yield as of June 30, 2024.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Enhanced Income ETF	$—	$3,002,520	$(2,922,372)	$(80,148)	$—	$—	—	$179,179	$892

Summary of Investment Type††

Investment Categories	% of Net Assets
Common Stocks	68.2%
Limited Partnership	26.7%
Corporate Bonds	3.3%
Closed-End Funds	1.6%
Money Market Funds	0.3%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

5

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2024

Simplify Propel Opportunities ETF
Assets
Investments, at value	$97,009,607
Receivables:
Interest	106,219
Dividends	32,348
Investment adviser	20,464
Prepaid expenses	30
Total assets	97,168,668

Liabilities
Payables:
Investment advisory fees	225,098
Total liabilities	225,098
Net Assets	$96,943,570

Net Assets Consist of
Paid-in capital	$92,257,166
Distributable earnings (loss)	4,686,404
Net Assets	$96,943,570
Number of Common Shares outstanding	4,380,001
Net Asset Value, offering and redemption price per share	$22.13
Investments, at cost	$75,829,265

See Notes to Financial Statements.

6

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2024

Simplify Propel Opportunities ETF
Investment Income
Unaffiliated dividend income	$753,332
Affiliated dividend income	179,179
Interest income	912,424
Total income	1,844,935

Expenses
Investment advisory fees	2,663,709
Total expenses	2,663,709
Less fees waived:
Waiver	(242,163)
Net expenses	2,421,546
Net investment income (loss)	(576,611)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(10,014,243)
Affiliated investments	(80,148)
In-kind redemptions	980,550
Foreign currency transactions	(25)
Capital gain distributions from affiliated funds	892
Net realized gain (loss)	(9,112,974)
Net change in unrealized appreciation (depreciation) on:
Investments	24,763,358
Net unrealized gain (loss)	24,763,358
Net realized and unrealized gain (loss)	15,650,384
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,073,773

See Notes to Financial Statements.

7

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Propel Opportunities ETF
	Year Ended June 30, 2024	For the period February 8, 2023(1) to June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(576,611)	$(129,558)
Net realized gain (loss)	(9,112,974)	(990,028)
Net change in net unrealized appreciation (depreciation)	24,763,358	(3,583,016)
Net increase (decrease) in net assets resulting from operations	15,073,773	(4,702,602)

Distributions to Shareholders from:
Distributions	—	(3,107,601)
Return of capital	(14,533,703)	(2,920,001)
Total distributions	(14,533,703)	(6,027,602)

Fund Shares Transactions
Proceeds from shares sold	24,650,767	127,642,507
Value of shares redeemed	(28,418,927)	(16,740,643)
Net increase (decrease) in net assets resulting from fund share transactions	(3,768,160)	110,901,864
Total net increase (decrease) in Net Assets	(3,228,090)	100,171,660

Net Assets
Beginning of period	100,171,660	—
End of period	$96,943,570	$100,171,660

Changes in Shares Outstanding
Shares outstanding, beginning of period	4,570,001	—
Shares sold	1,060,000	5,320,001 (2)
Shares redeemed	(1,250,000)	(750,000)
Shares outstanding, end of period	4,380,001	4,570,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Financial Highlights

Simplify Propel Opportunities ETF Selected Per Share Data	Year Ended June 30, 2024	Period Ended June 30, 2023(a)
Net Asset Value, beginning of period	$21.92	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	3.63	(1.36)
Total from investment operations	3.50	(1.40)
Less distributions from:
Net investment income	—	(0.87)
Return of capital	(3.29)	(0.81)
Total distributions	(3.29)	(1.68)
Net Asset Value, end of period	$22.13	$21.92
Total Return (%)	17.27	(4.97	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$97	$100
Ratio of expenses before fee waiver (%)	2.75 (d)	2.75	(d)(e)
Ratio of expenses after fee waiver (%)	2.50 (d)	2.50	(d)(e)
Ratio of net investment income (loss) (%)	(0.60)	(0.50	)(e)
Portfolio turnover rate (%)(f)	42	46	(c)

(a)	For the period February 8, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2024

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2024, the Trust consists of twenty eight investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Fund listed below:

Simplify Propel Opportunities ETF

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 25,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the shares may acquire those shares from the Fund, or tender such shares for redemption to the Fund, in Creation Units only.

Fund	Investment objectives
Simplify Propel Opportunities ETF	The Fund seeks to provide long-term growth of capital.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Equity securities, closed-end funds, and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities, closed-end funds or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities, closed-end funds, and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Money Market Funds are valued at NAV.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

10

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s Adviser as the Board’s valuation designee in accordance with procedures approved by the Board below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non- U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2024 for the Fund based upon the three levels defined above:

Simplify Propel Opportunities ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$66,136,315	$—	$9,750	$66,146,065
Limited Partnership	25,827,815	—	—	25,827,815
Corporate Bonds	—	3,199,862	—	3,199,862
Closed-End Funds	1,518,851	—	—	1,518,851
Money Market Funds	317,014	—	—	317,014
TOTAL	$93,799,995	$3,199,862	$9,750	$97,009,607

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

11

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy is to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Propel Bio Management, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the sub-advisory fee to the Sub-Adviser.

In addition to serving as Portfolio Manager of the Sub-Adviser with respect to the Fund, Mr. Richard Kayne (through a trust where he serves as a trustee) indirectly owns voting preferred shares of the Adviser and through the same trust is indirectly the Fund’s seed investor. Mr. Kayne is also a majority owner in Propel Bio Partners, LLC (the “General Partner”), a Delaware limited liability company, which serves as the general partner to the Propel Bio Partners, L.P. (the “Private Fund”). The Private Fund is a pooled investment vehicle that is exempt from registration under the Investment Company Act of 1940 and the Securities Act of 1933. The Sub-Adviser has been retained by the General Partner to serve as the investment adviser to the Private Fund. Mr. Kayne’s indirect part ownership of the Adviser and provision of seed capital to the Fund presents a potential conflict of interest on the part of the Adviser in selecting the Sub-Adviser. These relationships between Mr. Kayne and each of the Adviser and the Sub-Adviser were fully disclosed to, discussed with and considered by the Board in approving and renewing the appointment of the Sub-Adviser.

For its investment advisory services, the Adviser was entitled to receive a management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Assets	Management Fee
Up to and including $1 billion	2.75%
Over $1 billion and less the $5 billion	2.50%
Over $5 billion and less the $10 billion	2.00%
Over $10 billion	1.00%

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

The Adviser and Sub-Adviser have collectively agreed to waive 0.25% of the management and sub advisory fee on an annualized basis through December 31, 2024. This waiver may be terminated by the Fund’s Board of Trustees on 60 days’ notice and terminates automatically if the management agreement or sub-advisory agreement is terminated. For the year ended June 30, 2024, the Adviser waived fees of $242,163.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. Foreside Fund Officer Services, LLC a related party to the Distributor also serves as the Trust’s Compliance Officer.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

4. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Propel Opportunities ETF	$39,881,639	$45,848,862

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Propel Opportunities ETF	$—	$9,768,550

5. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional maximum 3% of the amount invested variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

6. Federal Income Taxes

For the year ended June 30, 2024, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Propel Opportunities ETF	$(6,084,313)	$6,084,313

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

The tax character of dividends and distributions declared for the year ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Propel Opportunities ETF	$—	$—	$14,533,703

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the period ended June 30, 2023 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Propel Opportunities ETF	$3,107,601	$—	$2,920,001

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Propel Opportunities ETF	$—	$—	$—	$15,246,306	$(10,559,902)	$—	$4,686,404

(a)	The temporary book/tax differences was attributable primarily to dividend payable and straddles deferral.

At June 30, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Propel Opportunities ETF	$81,763,301	$33,056,499	$(17,810,193)	$15,246,306

The differences between book-basis and tax-basis components of net assets are primarily attributable to the tax deferral of losses on wash sales and return of capital basis adjustments from underlying investments.

The Fund utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2024:

Fund	Amount
Simplify Propel Opportunities ETF	$—

At June 30, 2024, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Propel Opportunities ETF	$8,326,533	$2,233,369	$10,559,902

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. At June 30 2024, the Fund incurred and will elect to defer post-October capital losses and late year ordinary losses:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Propel Opportunities ETF	$—	$—

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

7. In-Kind Seeding

Assets contributed to Simplify Propel Opportunities ETF (SURI) were $60,286,654 in cash and securities at fair market of $71,250,025 with unrealized appreciation of $10,963,371, in exchange for 2,850,001 shares at a NAV of $25 on February 7, 2023. On June 21, 2023, additional assets contributed to Simplify Propel Opportunities ETF (SURI) were $29,722,184 in cash and securities at fair market of $37,751,058 with unrealized appreciation of $8,028,874 in exchange for 1,650,000 shares at a NAV of $22.88. The fair value of assets contributed to Simplify Propel Opportunities ETF (SURI) became the new cost basis for financial reporting purposes.

8. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statement.

15

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders Simplify Propel Opportunities ETF and

Board of Trustees of Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Propel Opportunities ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2024, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended June 30, 2024 and for the period from February 8, 2023 (commencement of operations) through June 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one of more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2024

16

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Discount & Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2024.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Propel Opportunities ETF	100.00%	100.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

This report must be preceded or accompanied by a prospectus.

17

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Investment Adviser Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Investment Sub-Adviser Propel Bio Management, LLC 1800 Avenue of the Stars Los Angeles CA 90067	Custodian, Administrator & Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Independent Registered Public Accounting Firm Cohen & Company Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215

June 30, 2024

Annual Financial Statements and
Other Important Information

Simplify Exchange Traded Funds

Simplify Volt RoboCar Disruption and Tech ETF (VCAR)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Volt RoboCar Disruption and Tech ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Common Stocks – 93.7%
Communication Services – 8.7%
Alphabet, Inc., Class C(a)	1,268	$232,576
Meta Platforms, Inc., Class A	271	136,644
Netflix, Inc.*	83	56,015
Verizon Communications, Inc.	160	6,598
Walt Disney Co. (The)	458	45,475
		477,308
Consumer Discretionary – 11.7%
Amazon.com, Inc.*(a)	1,185	229,001
BYD Co. Ltd., ADR	344	20,324
Lucid Group, Inc.*	1,245	3,249
NIO, Inc., ADR*	1,261	5,246
Rivian Automotive, Inc., Class A*	700	9,394
Sonder Holdings, Inc.*	7,667	35,498
Tesla, Inc.*(a)	1,720	340,354
		643,066
Consumer Staples – 1.0%
Coca-Cola Co. (The)	107	6,811
Costco Wholesale Corp.	43	36,550
PepsiCo, Inc.	36	5,937
Procter & Gamble Co. (The)	36	5,937
		55,235
Financials – 8.0%
American Express Co.	22	5,094
Bank of New York Mellon Corp. (The)	73	4,372
Block, Inc.*	2,947	190,052
Citigroup, Inc.	79	5,013
Fiserv, Inc.*	48	7,154
Lemonade, Inc.*	13,530	223,245
Moody’s Corp.	16	6,735
PayPal Holdings, Inc.*	42	2,437
		444,102
Health Care – 0.1%
Amgen, Inc.	18	5,624

Industrials – 0.7%
Deere & Co.	15	5,605
FANUC Corp., ADR	1,007	13,836
Paychex, Inc.	86	10,196
Sociedad Quimica y Minera de Chile SA, ADR	296	12,062
		41,699
Information Technology – 61.9%
Adobe, Inc.*	8	4,444
Advanced Micro Devices, Inc.*(a)	3,921	636,025
Amkor Technology, Inc.	753	30,135
Analog Devices Inc.	505	115,271
ANSYS, Inc.*	28	9,002
Apple, Inc.(a)	997	209,988
Applied Materials, Inc.	16	3,776
Arbe Robotics Ltd.*	5,678	10,845
ASML Holding NV	250	255,683

See Notes to Financial Statements.

4

Simplify Volt RoboCar Disruption and Tech ETF

Schedule of Investments (Continued)

June 30, 2024

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Atlassian Corp., Class A*	3	$531
Aurora Innovation, Inc.*	9,180	25,429
Autodesk, Inc.*	83	20,538
Cadence Design Systems, Inc.*	18	5,540
Camtek Ltd.	585	73,265
Cisco Systems, Inc.	83	3,943
Cognizant Technology Solutions Corp., Class A.	62	4,216
Crowdstrike Holdings, Inc., Class A*	83	31,805
Datadog, Inc., Class A*	6	778
Fortinet, Inc.*	19	1,145
GLOBALFOUNDRIES, Inc.*(a)	316	15,977
HP, Inc.	289	10,121
Intel Corp.	1,739	53,857
Intuit, Inc.	6	3,943
KLA Corp.	44	36,278
Lam Research Corp.	40	42,594
Marvell Technology, Inc.	322	22,508
Microchip Technology Inc.	169	15,464
Micron Technology, Inc.	391	51,428
Microsoft Corp.(a)	941	420,580
NVIDIA Corp.(a)	9,734	1,202,538
NXP Semiconductors NV	88	23,680
Palo Alto Networks, Inc.*	5	1,695
QUALCOMM, Inc.	36	7,171
Skyworks Solutions, Inc.	43	4,583
Synopsys, Inc.*	49	29,158
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	47	8,169
Texas Instruments, Inc.	60	11,672
VeriSign, Inc.*	51	9,068
		3,412,843
Materials – 1.6%
Albemarle Corp.	97	9,265
BHP Group Ltd., ADR	314	17,926
Glencore PLC, ADR*	1,714	19,437
Rio Tinto PLC, ADR	291	19,186
Talon Metals Corp.*	56,046	5,661
Vale SA, ADR	1,344	15,012
		86,487
Total Common Stocks (Cost $3,219,716)		5,166,364

	Number of Contracts	Notional Amount
Purchased Options – 2.7%
Calls – Exchange-Traded – 2.3%
Tesla, Inc., March Strike Price $435, Expires 3/21/25	100	$4,350,000	32,750
Tesla, Inc., June Strike Price $440, Expires 6/18/26	50	2,200,000	95,375
			128,125

See Notes to Financial Statements.

5

Simplify Volt RoboCar Disruption and Tech ETF

Schedule of Investments (Continued)

June 30, 2024

	Number of Contracts	Notional Amount	Value
Purchased Options – 2.7% (continued)

Puts – Exchange-Traded – 0.4%
S&P 500 Index, July Strike Price $5,200, Expires 7/02/24(b)	27	$14,040,000	$338
S&P 500 Index, July Strike Price $5,250, Expires 7/08/24(b)	8	4,200,000	800
S&P 500 Index, July Strike Price $4,230, Expires 7/19/24(b)	15	6,345,000	675
S&P 500 Index, August Strike Price $4,500, Expires 8/16/24(b)	33	14,850,000	10,230
S&P 500 Index, September Strike Price $4,880, Expires 9/20/24	6	2,928,000	10,560
			22,603

Total Purchased Options (Cost $197,561)			150,728

	Shares
Money Market Funds – 3.8%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(c)
(Cost $207,313)	207,313	207,313

Total Investments – 100.2%
(Cost $3,624,590)		$5,524,405
Liabilities in Excess of Other Assets – (0.2)%		(10,953)
Net Assets – 100.0%		$5,513,452

	Number of Contracts	Notional Amount
Written Options – (0.1)%

Puts – Exchange-Traded – (0.1)%
S&P 500 Index, July Strike Price $5,000, Expires 7/02/24	(27)	$(13,500,000)	$(202)
S&P 500 Index, July Strike Price $5,000, Expires 7/08/24	(8)	(4,000,000)	(360)
S&P 500 Index, July Strike Price $3,975, Expires 7/19/24	(15)	(5,962,500)	(450)
S&P 500 Index, August Strike Price $4,225, Expires 8/16/24	(33)	(13,942,500)	(6,600)
			(7,612)

Total Written Options (Premiums Received $43,934)			$(7,612)

*	Non Income Producing
(a)	Securities with an aggregate market value of $1,580,220 have been pledged as collateral for options as of June 30, 2024.
(b)	Held in connection with Written Options.
(c)	Rate shown reflects the 7-day yield as of June 30, 2024.

ADR: American Depositary Receipt

See Notes to Financial Statements.

6

Simplify Volt RoboCar Disruption and Tech ETF

Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

% of
Investment Categories	Net Assets
Common Stocks	93.7%
Purchased Options	2.7%
Money Market Funds	3.8%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

7

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2024

Simplify Volt
RoboCar
Disruption and
Tech ETF
Assets
Investments, at value	$5,524,405
Cash	50
Receivables:
Dividends	995
Prepaid expenses	403
Due from broker	24
Total assets	5,525,877

Liabilities
Payables:
Written options	7,612
Investment advisory fees	4,215
Due to broker	598
Total liabilities	12,425
Net Assets	$5,513,452

Net Assets Consist of
Paid-in capital	$8,963,255
Distributable earnings (loss)	(3,449,803)
Net Assets	$5,513,452
Number of Common Shares outstanding	500,001
Net Asset Value, offering and redemption price per share	$11.03
Investments, at cost	$3,624,590
Premiums received	$43,934

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2024

Simplify Volt RoboCar Disruption and Tech ETF
Investment Income
Dividend income*	$31,403

Expenses
Investment advisory fees	44,271
Interest expense	138
Total expenses	44,409
Net investment income (loss)	(13,006)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(766,228)
Written options	211,983
Net realized gain (loss)	(554,245)
Net change in unrealized appreciation (depreciation) on:
Investments	1,551,168
Written options	11,082
Net unrealized gain (loss)	1,562,250
Net realized and unrealized gain (loss)	1,008,005
Net Increase (Decrease) in Net Assets Resulting from Operations	$994,999

* Withholding tax	$688

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Statement of Changes in Net Assets

	Simplify Volt RoboCar Disruption and Tech ETF
	Year Ended June 30, 2024	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(13,006)	$(461)
Net realized gain (loss)	(554,245)	(876,309)
Net change in net unrealized appreciation (depreciation)	1,562,250	778,746
Net increase (decrease) in net assets resulting from operations	994,999	(98,024)

Fund Shares Transactions
Proceeds from shares sold	223,867	465,708
Value of shares redeemed	—	(623,533)
Net increase (decrease) in net assets resulting from fund share transactions	223,867	(157,825)
Total net increase (decrease) in Net Assets	1,218,866	(255,849)

Net Assets
Beginning of period	4,294,586	4,550,435
End of period	$5,513,452	$4,294,586

Changes in Shares Outstanding
Shares outstanding, beginning of year	475,001	500,420
Shares sold	25,000	50,000
Shares redeemed	—	(75,419)
Shares outstanding, end of year	500,001	475,001

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Financial Highlights

Simplify Volt RoboCar Disruption and Tech ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2024	2023		2022	2021(a)
Net Asset Value, beginning of period	$9.04	$9.09		$11.83	$12.50
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)	(0.00	)(c)	0.06	(0.04)
Net realized and unrealized gain (loss)	2.02	(0.05)		(2.75)	(0.63)
Total from investment operations	1.99	(0.05)		(2.69)	(0.67)
Less distributions from:
Net investment income	—	—		(0.03)	—
Return of capital	—	—		(0.02)	—
Total distributions	—	—		(0.05)	—
Net Asset Value, end of period	$11.03	$9.04		$9.09	$11.83
Total Return (%)	21.96	(0.54)		(22.91)	(5.34	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$6	$4		$5	$2
Ratio of expenses (%)	0.95	0.99	(e)	0.95	0.95	(f)(g)
Ratio of net investment income (loss) (%)	(0.28)	(0.01)		0.46	(0.71	)(f)
Portfolio turnover rate (%)(h)	19	255		254	20	(d)

(a)	For the period December 29, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $.005.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(f)	Annualized.
(g)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2024

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2024, the Trust consists of twenty eight investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Fund listed below:

Simplify Volt RoboCar Disruption and Tech ETF

The Simplify Volt Robocar Disruption and Tech ETF is a non-diversified Fund of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 25,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the shares may acquire those shares from the Fund, or tender such shares for redemption to the Fund, in Creation Units only.

Fund	Investment objectives
Simplify Volt RoboCar Disruption and Tech ETF	The Fund seeks to provide capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Money Market Funds are valued at NAV.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

●	Level 1 – Quoted prices in active markets for identical assets that the fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2024 for the Fund based upon the three levels defined above:

Simplify Volt RoboCar Disruption and Tech ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$5,166,364	$—	$—	$5,166,364
Purchased Options	150,728	—	—	150,728
Money Market Funds	207,313	—	—	207,313
TOTAL	$5,524,405	$—	$—	$5,524,405

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(7,612)	$—	$—	$(7,612)
TOTAL	$(7,612)	$—	$—	$(7,612)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operation.

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2024 and the related location in the accompanying Statement of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Volt RoboCar Disruption and Tech ETF
Equity Contracts	Investments, at value(1)	$150,728	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$7,612

(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities.

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Volt RoboCar Disruption and Tech ETF	Equity	$(984,279)	$190,525

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Volt RoboCar Disruption and Tech ETF	Equity	$211,984	$11,082

For the year ended June 30, 2024, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Purchased Swaption Contracts (Contract Value)	Forward Foreign Currency Contracts (Notional Value)	Futures Contracts (Notional Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify Volt RoboCar Disruption and Tech ETF	$123,740	$—	$—	$—	$(18,785)	$—

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Volt Equity LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Management
Fund	Fee
Simplify Volt RoboCar Disruption and Tech ETF	0.95%

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. Foreside Fund Officer Services, LLC a related party to the Distributor also serves as the Trust’s Compliance Officer.

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Volt RoboCar Disruption and Tech ETF	$844,066	$1,435,096

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Volt RoboCar Disruption and Tech ETF	$208,697	$—

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at its NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional maximum 3% of the amount invested variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the year ended June 30, 2024, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Volt RoboCar Disruption and Tech ETF	$13,006	$(13,006)

There were no distributions declared for the year ended June 30, 2024 and June 30, 2023, respectively.

As of June 30, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Volt RoboCar Disruption and Tech ETF	$—	$—	$—	$1,577,054	$(5,026,857)	$—	$(3,449,803)

(a)	The temporary book/tax differences was attributable primarily to dividend payable and straddles deferral.

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

At June 30, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Volt RoboCar Disruption and Tech ETF	$3,947,351	$2,071,790	$(494,736)	$1,577,054

The differences between book-basis and tax-basis components of net assets are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

At June 30, 2024, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Volt RoboCar Disruption and Tech ETF	$4,463,092	$563,765	$5,026,857

8. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statement.

17

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Simplify Volt RoboCar Disruption and Tech ETF and

Board of Trustees of Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Volt RoboCar Disruption and Tech ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended June 30, 2024, 2023, and 2022, and for the period from December 29, 2020 (commencement of operations) through June 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one of more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2024

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Simplify Exchange Traded Funds

Additional Information (Unaudited)

Discount & Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2024.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Volt RoboCar Disruption and Tech ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

This report must be preceded or accompanied by a prospectus.

19

Investment Adviser Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Investment Sub-Adviser Volt Equity LLC 2193 Fillmore St San Francisco, CA 94115	Custodian, Administrator & Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Independent Registered Public Accounting Firm Cohen & Company Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215

June 30, 2024

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify US Equity PLUS Convexity ETF (SPYC)

Simplify US Equity PLUS Downside Convexity ETF (SPD)

Simplify US Equity PLUS Upside Convexity ETF (SPUC)

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Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify US Equity PLUS Convexity ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Exchange-Traded Funds – 98.3%
Equity Funds – 98.3%
iShares Core S&P 500 ETF(a)(b)
(Cost $59,581,768)	131,771	$72,109,044

	Number of Contracts	Notional Amount
Purchased Options – 1.8%

Calls – Exchange-Traded – 1.6%
S&P 500 Index, July Strike Price $5,480, Expires 7/19/24(c)	121	$66,308,000	650,375
S&P 500 Index, August Strike Price $5,560, Expires 8/16/24(c)	27	15,012,000	152,820
S&P 500 Index, September Strike Price $5,680, Expires 9/20/24	77	43,736,000	375,375
			1,178,570
Puts – Exchange-Traded – 0.2%
S&P 500 Index, July Strike Price $5,200, Expires 7/02/24(c)	346	179,920,000	4,325
S&P 500 Index, July Strike Price $5,250, Expires 7/08/24(c)	92	48,300,000	9,200
S&P 500 Index, July Strike Price $4,230, Expires 7/19/24(c)	98	41,454,000	4,410
S&P 500 Index, August Strike Price $4,500, Expires 8/16/24(c)	221	99,450,000	68,510
S&P 500 Index, September Strike Price $4,880, Expires 9/20/24	42	20,496,000	73,920
			160,365

Total Purchased Options (Cost $1,793,931)			1,338,935

Total Investments – 100.1%
(Cost $61,375,699)			$73,447,979
Liabilities in Excess of Other Assets – (0.1)%			(91,323)
Net Assets – 100.0%.			$73,356,656

	Number of Contracts	Notional Amount
Written Options – (0.1)%

Calls – Exchange-Traded – (0.0)%†
S&P 500 Index, July Strike Price $5,750, Expires 7/19/24	(121)	$(69,575,000)	$(7,865)
S&P 500 Index, August Strike Price $5,825, Expires 8/16/24	(27)	(15,727,500)	(9,990)
			(17,855)
Puts – Exchange-Traded – (0.1)%
S&P 500 Index, July Strike Price $5,000, Expires 7/02/24	(346)	$(173,000,000)	$(2,595)
S&P 500 Index, July Strike Price $5,000, Expires 7/08/24	(92)	(46,000,000)	(4,140)
S&P 500 Index, July Strike Price $3,975, Expires 7/19/24	(98)	(38,955,000)	(2,940)
S&P 500 Index, August Strike Price $4,225, Expires 8/16/24	(221)	(93,372,500)	(44,200)
			(53,875)

Total Written Options (Premiums Received $478,014)			$(71,730)

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $54,723,000 have been pledged as collateral for options as of June 30, 2024.
(c)	Held in connection with Written Options.

See Notes to Financial Statements.

4

Simplify US Equity PLUS Convexity ETF

Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

Investment Categories	% of Net Assets
Exchange-Traded Funds	98.3%
Purchased Options	1.8%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

5

Simplify US Equity PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Exchange-Traded Funds – 99.8%
Equity Funds – 99.8%
iShares Core S&P 500 ETF(a)(b)
(Cost $99,749,145)	208,115	$113,886,772

	Number of Contracts	Notional Amount
Purchased Options – 0.4%

Puts – Exchange-Traded – 0.4%
S&P 500 Index, July Strike Price $5,200, Expires 7/02/24(c)	534	$277,680,000	6,675
S&P 500 Index, July Strike Price $5,250, Expires 7/08/24(c)	144	75,600,000	14,400
S&P 500 Index, July Strike Price $4,230, Expires 7/19/24(c)	312	131,976,000	14,040
S&P 500 Index, August Strike Price $4,500, Expires 8/16/24(c)	704	316,800,000	218,240
S&P 500 Index, September Strike Price $4,880, Expires 9/20/24	127	61,976,000	223,520
			476,875

Total Purchased Options (Cost $1,716,617)			476,875

	Shares
Money Market Funds – 0.0%†
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(d)
(Cost $28,358)	28,358	28,358

Total Investments – 100.2%
(Cost $101,494,120)		$114,392,005
Liabilities in Excess of Other Assets – (0.2)%		(206,032)
Net Assets – 100.0%		$114,185,973

	Number of Contracts	Notional Amount
Written Options – (0.1)%

Puts – Exchange-Traded – (0.1)%
S&P 500 Index, July Strike Price $5,000, Expires 7/02/24	(534)	$(267,000,000)	$(4,005)
S&P 500 Index, July Strike Price $5,000, Expires 7/08/24	(144)	(72,000,000)	(6,480)
S&P 500 Index, July Strike Price $3,975, Expires 7/19/24	(312)	(124,020,000)	(9,360)
S&P 500 Index, August Strike Price $4,225, Expires 8/16/24	(704)	(297,440,000)	(140,800)
			(160,645)

Total Written Options (Premiums Received $902,767)			$(160,645)

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $32,833,800 have been pledged as collateral for options as of June 30, 2024.
(c)	Held in connection with Written Options.
(d)	Rate shown reflects the 7-day yield as of June 30, 2024.

See Notes to Financial Statements.

6

Simplify US Equity PLUS Downside Convexity ETF

Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

Investment Categories	% of Net Assets
Exchange-Traded Funds	99.8%
Purchased Options	0.4%
Money Market Funds	0.0%†
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

7

Simplify US Equity PLUS Upside Convexity ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Exchange-Traded Funds – 97.3%
Equity Funds – 97.3%
iShares Core S&P 500 ETF(a)(b)
(Cost $7,040,693)	14,329	$7,841,259

	Number of Contracts	Notional Amount
Purchased Options – 2.6%

Calls – Exchange-Traded – 2.6%
S&P 500 Index, July Strike Price $5,480, Expires 7/19/24(c)	20	$10,960,000	107,500
S&P 500 Index, August Strike Price $5,560, Expires 8/16/24(c)	5	2,780,000	28,300
S&P 500 Index, September Strike Price $5,680, Expires 9/20/24	15	8,520,000	73,125
			208,925
Puts – Exchange-Traded – 0.0%†
S&P 500 Index, July Strike Price $5,200, Expires 7/02/24(c)	39	20,280,000	487
S&P 500 Index, July Strike Price $5,250, Expires 7/08/24(c)	11	5,775,000	1,100
			1,587

Total Purchased Options (Cost $220,498)			210,512

	Shares
Money Market Funds – 0.2%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 5.19%(d)
(Cost $18,647)	18,647	18,647

Total Investments – 100.1%
(Cost $7,279,838)		$8,070,418
Liabilities in Excess of Other Assets – (0.1)%		(6,467)
Net Assets – 100.0%		$8,063,951

	Number of Contracts	Notional Amount
Written Options – (0.0)%†

Calls – Exchange-Traded – (0.0)%†
S&P 500 Index, July Strike Price $5,750, Expires 7/19/24	(20)	$(11,500,000)	$(1,300)
S&P 500 Index, August Strike Price $5,825, Expires 8/16/24	(5)	(2,912,500)	(1,850)
			(3,150)
Puts – Exchange-Traded – (0.0)%†
S&P 500 Index, July Strike Price $5,000, Expires 7/02/24	(39)	$(19,500,000)	$(292)
S&P 500 Index, July Strike Price $5,000, Expires 7/08/24	(11)	(5,500,000)	(495)
			(787)

Total Written Options (Premiums Received $33,267)			$(3,937)

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $3,556,995 have been pledged as collateral for options as of June 30, 2024.
(c)	Held in connection with Written Options.
(d)	Rate shown reflects the 7-day yield as of June 30, 2024.

See Notes to Financial Statements.

8

Simplify US Equity PLUS Upside Convexity ETF

Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

Investment Categories	% of Net Assets
Exchange-Traded Funds.	97.3%
Purchased Options	2.6%
Money Market Funds.	0.2%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Statements of Assets and Liabilities

June 30, 2024

	Simplify US Equity PLUS Convexity ETF	Simplify US Equity PLUS Downside Convexity ETF	Simplify US Equity PLUS Upside Convexity ETF
Assets
Investments, at value	$73,447,979	$114,392,005	$8,070,418
Receivables:
Securities sold	9,850	807,711	—
Interest	1,263	185	445
Prepaid expenses	173	2,224	58
Due from broker	18	171	—
Total assets	73,459,283	115,202,296	8,070,921

Liabilities
Due to custodian	1,663	—	—
Payables:
Written options	71,730	160,645	3,937
Investment advisory fees	29,234	45,849	3,033
Capital shares	—	809,829	—
Total liabilities	102,627	1,016,323	6,970
Net Assets	$73,356,656	$114,185,973	$8,063,951

Net Assets Consist of
Paid-in capital	$66,437,545	$155,542,977	$7,751,795
Distributable earnings (loss)	6,919,111	(41,357,004)	312,156
Net Assets	$73,356,656	$114,185,973	$8,063,951
Number of Common Shares outstanding	2,025,001	3,525,001	200,001
Net Asset Value, offering and redemption price per share	$36.23	$32.39	$40.32
Investments, at cost	$61,375,699	$101,494,120	$7,279,838
Premiums received	$478,014	$902,767	$33,267

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Statements of Operations

For the Year Ended June 30, 2024

	Simplify US Equity PLUS Convexity ETF	Simplify US Equity PLUS Downside Convexity ETF	Simplify US Equity PLUS Upside Convexity ETF
Investment Income
Dividend income	$983,383	$1,424,166	$91,962

Expenses
Investment advisory fees	333,776	478,744	32,773
Interest expense	2,154	3,156	262
Other expenses	27	—	—
Total expenses	335,957	481,900	33,035
Less fees waived:
Waiver	(84,356)	(121,249)	(9,110)
Net expenses	251,601	360,651	23,925
Net investment income (loss)	731,782	1,063,515	68,037

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(203,523)	(7,718,006)	459,827
In-kind redemptions	3,725,546	(66,284)	138,135
Written options	1,686,921	4,723,518	10,341
Net realized gain (loss)	5,208,944	(3,060,772)	608,303
Net change in unrealized appreciation (depreciation) on:
Investments	9,141,275	17,765,311	863,581
Written options	197,149	40,650	38,603
Net unrealized gain (loss)	9,338,424	17,805,961	902,184
Net realized and unrealized gain (loss)	14,547,368	14,745,189	1,510,487
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,279,150	$15,808,704	$1,578,524

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify US Equity PLUS Convexity ETF		Simplify US Equity PLUS Downside Convexity ETF
	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$731,782	$891,070	$1,063,515	$3,188,274
Net realized gain (loss)	5,208,944	(5,029,008)	(3,060,772)	(70,678,125)
Net change in net unrealized appreciation (depreciation)	9,338,424	11,611,947	17,805,961	57,383,667
Net increase (decrease) in net assets resulting from operations	15,279,150	7,474,009	15,808,704	(10,106,184)

Distributions to Shareholders from:
Distributions	(874,943)	(890,883)	(1,085,380)	(3,166,409)
Return of capital	—	—	(407,750)	—
Total distributions	(874,943)	(890,883)	(1,493,130)	(3,166,409)

Fund Shares Transactions
Proceeds from shares sold	11,796,266	67,604,172	50,366,819	92,541,300
Value of shares redeemed	(26,258,350)	(62,025,267)	(66,111,033)	(408,472,788)
Net increase (decrease) in net assets resulting from fund share transactions	(14,462,084)	5,578,905	(15,744,214)	(315,931,488)
Total net increase (decrease) in Net Assets	(57,877)	12,162,031	(1,428,640)	(329,204,081)

Net Assets
Beginning of period	73,414,533	61,252,502	115,614,613	444,818,694
End of period	$73,356,656	$73,414,533	$114,185,973	$115,614,613

Changes in Shares Outstanding
Shares outstanding, beginning of period	2,525,001	2,304,000	4,225,001	16,800,001
Shares sold	350,000	2,550,000	1,700,000	3,450,000
Shares redeemed	(850,000)	(2,328,999)	(2,400,000)	(16,025,000)
Shares outstanding, end of period	2,025,001	2,525,001	3,525,001	4,225,001

See Notes to Financial Statements.

12

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify US Equity PLUS Upside Convexity ETF
	Year Ended	Year Ended
	June 30, 2024	June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$68,037	$158,690
Net realized gain (loss)	608,303	(613,652)
Net change in net unrealized appreciation (depreciation)	902,184	1,807,682
Net increase (decrease) in net assets resulting from operations	1,578,524	1,352,720

Distributions	(81,193)	(113,758)

Fund Shares Transactions
Proceeds from shares sold	3,672,870	3,357,979
Value of shares redeemed	(5,534,399)	(8,136,895)
Net increase (decrease) in net assets resulting from fund share transactions	(1,861,529)	(4,778,916)
Total net increase (decrease) in Net Assets	(364,198)	(3,539,954)

Net Assets
Beginning of period	8,428,149	11,968,103
End of period	$8,063,951	$8,428,149

Changes in Shares Outstanding
Shares outstanding, beginning of period	275,001	450,001
Shares sold	100,000	125,000
Shares redeemed	(175,000)	(300,000)
Shares outstanding, end of period	200,001	275,001

See Notes to Financial Statements.

13

Simplify Exchange Traded Funds

Financial Highlights

Simplify US Equity PLUS Convexity ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2024		2023		2022	2021(a)
Net Asset Value, beginning of period	$29.08		$26.59		$30.63	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.34		0.36		0.33	0.31
Net realized and unrealized gain (loss)	7.22		2.46		(3.85)	5.59
Total from investment operations	7.56		2.82		(3.52)	5.90
Less distributions from:
Net investment income	(0.41)		(0.33)		(0.52)	(0.27)
Total distributions	(0.41)		(0.33)		(0.52)	(0.27)
Net Asset Value, end of period	$36.23		$29.08		$26.59	$30.63
Total Return (%)	26.21		10.67		(11.68)	23.68	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$73		$73		$61	$89
Ratio of expenses before fee waiver (%)	0.50	(d)	0.53	(d)(e)	0.50 (d)	0.50	(d)(f)
Ratio of expenses after fee waiver (%)	0.38	(d)	0.28	(d)(e)	0.25 (d)	0.25	(d)(f)
Ratio of net investment income (loss) (%)	1.10		1.35		1.04	1.35	(f)
Portfolio turnover rate (%)(g)	3		1		3	6	(c)

Simplify US Equity PLUS Downside Convexity ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2024	2023		2022	2021(a)
Net Asset Value, beginning of period	$27.36	$26.48		$30.26	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32	0.30		0.35	0.36
Net realized and unrealized gain (loss)	5.17	1.07	(h)	(3.76)	5.14
Total from investment operations	5.49	1.37		(3.41)	5.50
Less distributions from:
Net investment income	(0.33)	(0.49)		(0.37)	(0.24)
Return of capital	(0.13)	—		—	—
Total distributions	(0.46)	(0.49)		(0.37)	(0.24)
Net Asset Value, end of period	$32.39	$27.36		$26.48	$30.26
Total Return (%)	20.23	5.31		(11.38)	22.07	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$114	$116		$445	$225
Ratio of expenses before fee waiver (%)	0.50 (d)	0.62	(d)(i)	0.50 (d)	0.50	(d)(f)
Ratio of expenses after fee waiver (%)	0.38 (d)	0.37	(d)(i)	0.25 (d)	0.25	(d)(f)
Ratio of net investment income (loss) (%)	1.11	1.15		1.14	1.53	(f)
Portfolio turnover rate (%)(g)	0	0		5	4	(c)

(a)	For the period September 4, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.12%.

See Notes to Financial Statements.

14

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Upside Convexity ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2024		2023		2022	2021(a)
Net Asset Value, beginning of period	$30.65		$26.60		$30.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.34		0.40		0.36	0.32
Net realized and unrealized gain (loss)	9.78		3.99		(3.91)	6.02
Total from investment operations	10.12		4.39		(3.55)	6.34
Less distributions from:
Net investment income	(0.45)		(0.34)		(0.43)	(0.35)
Net realized gains	—		—		(0.41)	—
Total distributions	(0.45)		(0.34)		(0.84)	(0.35)
Net Asset Value, end of period	$40.32		$30.65		$26.60	$30.99
Total Return (%)	33.28		16.65		(11.99)	25.52	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$8		$8		$12	$9
Ratio of expenses before fee waiver (%)	0.50	(d)	0.50	(d)	0.50 (d)	0.50	(d)(e)
Ratio of expenses after fee waiver (%)	0.37	(d)	0.25	(d)	0.25 (d)	0.25	(d)(e)
Ratio of net investment income (loss) (%)	1.04		1.46		1.13	1.37	(e)
Portfolio turnover rate (%)(f)	4		0		4	5	(c)

(a)	For the period September 4, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

15

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2024

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2024, the Trust consists of twenty eight investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Simplify US Equity PLUS Convexity ETF

Simplify US Equity PLUS Downside Convexity ETF

Simplify US Equity PLUS Upside Convexity ETF

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 25,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

Fund	Investment objectives
Simplify US Equity PLUS Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify US Equity PLUS Downside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify US Equity PLUS Upside Convexity ETF	The Fund seeks to provide capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

Each Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures to the Adviser, as valuation designee pursuant to Rule 2a-5 under the 1940 Act. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Money Market Funds are valued at NAV.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the funds have the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2024 for each Fund based upon the three levels defined above:

Simplify US Equity PLUS Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$72,109,044	$—	$—	$72,109,044
Purchased Options	1,338,935	—	—	1,338,935
TOTAL	$73,447,979	$—	$—	$73,447,979

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(71,730)	$—	$—	$(71,730)
TOTAL	$(71,730)	$—	$—	$(71,730)

Simplify US Equity PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$113,886,772	$—	$—	$113,886,772
Purchased Options	476,875	—	—	476,875
Money Market Funds	28,358	—	—	28,358
TOTAL	$114,392,005	$—	$—	$114,392,005

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(160,645)	$—	$—	$(160,645)
TOTAL	$(160,645)	$—	$—	$(160,645)

Simplify US Equity PLUS Upside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$7,841,259	$—	$—	$7,841,259
Purchased Options	210,512	—	—	210,512
Money Market Funds	18,647	—	—	18,647
TOTAL	$8,070,418	$—	$—	$8,070,418

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(3,937)	$—	$—	$(3,937)
TOTAL	$(3,937)	$—	$—	$(3,937)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

17

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with each Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Funds’ policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is each Fund’s policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed each Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in each Fund’s financial statement.

Each Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations.

3. Derivative Financial Instruments

Option Contracts

In the normal course of business, a Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. A Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about a Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on a Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though a Fund may use derivatives in an attempt to achieve an economic hedge, a Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However,

18

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

The following table summarizes the value of the Funds’ derivative instruments held as of June 30, 2024 and the related location in the accompanying Statements of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify US Equity PLUS Convexity ETF
Equity Contracts	Investments, at value(1)	$1,338,935	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$71,730

Simplify US Equity PLUS Downside Convexity ETF
Equity Contracts	Investments, at value(1)	$476,875	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$160,645

Simplify US Equity PLUS Upside Convexity ETF
Equity Contracts	Investments, at value(1)	$210,512	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$3,937

(1)	Purchased option contracts are included in Investments within the Statements of Assets and Liabilities.

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify US Equity PLUS Convexity ETF	Equity	$(195,730)	$(397,630)
Simplify US Equity PLUS Downside Convexity ETF	Equity	(7,620,160)	(46,323)
Simplify US Equity PLUS Upside Convexity ETF	Equity	462,755	(97,022)

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify US Equity PLUS Convexity ETF	Equity	$1,686,921	$197,149
Simplify US Equity PLUS Downside Convexity ETF	Equity	4,723,518	40,650
Simplify US Equity PLUS Upside Convexity ETF	Equity	10,341	38,603

19

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

For the year ended June 30, 2024, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Purchased Swaption Contracts (Contract Value)	Forward Foreign Currency Contracts (Notional Value)	Futures Contracts (Notional Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify US Equity PLUS Convexity ETF	$1,211,355	$—	$—	$—	$(301,512)	$—
Simplify US Equity PLUS Downside Convexity ETF	764,333	—	—	—	(420,927)	—
Simplify US Equity PLUS Upside Convexity ETF	192,818	—	—	—	(33,113)	—

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For its investment advisory services to the Funds below, the Adviser was entitled to receive a management fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Fund	Management Fee
Simplify US Equity PLUS Convexity ETF	0.50%
Simplify US Equity PLUS Downside Convexity ETF	0.50%
Simplify US Equity PLUS Upside Convexity ETF	0.50%

The Adviser for the Funds below had contractually agreed, until at least October 31, 2023, to waive its management fees to 0.25% of the Fund’s average daily net assets. For the year ended June 30, 2024, the Adviser waived expenses of the Funds as follows:

Fund	Expenses Waived
Simplify US Equity PLUS Convexity ETF	$84,356
Simplify US Equity PLUS Downside Convexity ETF	121,249
Simplify US Equity PLUS Upside Convexity ETF	9,110

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Funds, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of a Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Funds also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of each Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for each Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of a Fund. Foreside Fund Officer Services, LLC a related party to the Distributor also serves as the Trust’s Compliance Officer.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify US Equity PLUS Convexity ETF	$2,149,422	$1,684,872

20

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Fund	Purchases	Sales
Simplify US Equity PLUS Downside Convexity ETF	—	3,542,571
Simplify US Equity PLUS Upside Convexity ETF	625,944	229,551

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify US Equity PLUS Convexity ETF	$11,524,782	$25,870,577
Simplify US Equity PLUS Downside Convexity ETF	50,201,650	65,773,570
Simplify US Equity PLUS Upside Convexity ETF	3,529,228	5,441,406

6. Fund Share Transactions

The Funds issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Each Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because each Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Funds may charge an additional maximum 3% of the amount invested variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the year ended June 30, 2024, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify US Equity PLUS Convexity ETF	$(3,499,716)	$3,499,716
Simplify US Equity PLUS Downside Convexity ETF	383,956	(383,956)
Simplify US Equity PLUS Upside Convexity ETF	(125,672)	125,672

The tax character of dividends and distributions declared for the year ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify US Equity PLUS Convexity ETF	$874,943	$—	$—
Simplify US Equity PLUS Downside Convexity ETF	1,085,380	—	407,750
Simplify US Equity PLUS Upside Convexity ETF	81,193	—	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2023 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify US Equity PLUS Convexity ETF	$890,883	$—	$—
Simplify US Equity PLUS Downside Convexity ETF	3,166,409	—	—
Simplify US Equity PLUS Upside Convexity ETF	113,758	—	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

21

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

As of June 30, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify US Equity PLUS Convexity ETF	$—	$—	$(1,009,921)	$12,423,287	$(4,494,255)	$—	$6,919,111
Simplify US Equity PLUS Downside Convexity ETF	—	—	(1,243,420)	14,132,101	(54,245,685)	—	(41,357,004)
Simplify US Equity PLUS Upside Convexity ETF	—	—	(98,167)	797,524	(387,201)	—	312,156

(a)	The temporary book/tax differences was attributable primarily to dividend payable, and straddles deferral.

At June 30, 2024, gross unrealized appreciation and depreciation of investments owned by each Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify US Equity PLUS Convexity ETF	$61,024,692	$12,423,724	$(437)	$12,423,287
Simplify US Equity PLUS Downside Convexity ETF	100,259,904	14,139,826	(7,725)	14,132,101
Simplify US Equity PLUS Upside Convexity ETF	7,272,894	797,692	(168)	797,524

The differences between book-basis and tax-basis components of net assets are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

At June 30, 2024, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify US Equity PLUS Convexity ETF	$1,504,904	$2,989,351	$4,494,255
Simplify US Equity PLUS Downside Convexity ETF	34,613,954	19,631,731	54,245,685
Simplify US Equity PLUS Upside Convexity ETF	145,842	241,359	387,201

8. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statement.

22

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, and Simplify US Equity PLUS Upside Convexity ETF (the “Funds”), each a series of Simplify Exchange Traded Funds, as of June 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended June 30, 2024, 2023, and 2022, and for the period from September 4, 2020 (commencement of operations) through June 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2024, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one of more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2024

23

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended June 30, 2024.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify US Equity PLUS Convexity ETF	100.00%	100.00%
Simplify US Equity PLUS Downside Convexity ETF	100.00%	100.00%
Simplify US Equity PLUS Upside Convexity ETF	100.00%	100.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

This report must be preceded or accompanied by a prospectus.

24

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Investment Adviser Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Custodian, Administrator & Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

	Independent Registered Public Accounting Firm Cohen & Company Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215

June 30, 2024

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Enhanced Income ETF (HIGH)

Simplify Stable Income ETF (BUCK)

Simplify Bitcoin Strategy PLUS Income ETF (MAXI)

Simplify Volatility Premium ETF (SVOL)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Enhanced Income ETF

Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 100.2%
U.S. Treasury Bill, 5.37%, 7/5/2024(a)	$26,000,000	$25,984,877
U.S. Treasury Bill, 5.41%, 8/13/2024(a)(b)	206,900,000	205,606,827
U.S. Treasury Bill, 5.39%, 9/19/2024(a)	207,300,000	204,900,849
Total U.S. Treasury Bills (Cost $436,468,455)		436,492,553

	Number of Contracts	Notional Amount
Purchased Options – 0.1%

Calls – Exchange-Traded – 0.0%†
Energy Select Sector SPDR, July Strike Price $102, Expires 7/12/24(c)	2,652	27,050,400	5,304
iShares MSCI EAFE ETF, July Strike Price $80.5, Expires 7/05/24	8,854	71,274,700	53,124
iShares U.S. home Construction ETF, July Strike Price $112, Expires 7/05/24	9,407	105,358,400	56,442
S&P 500 Index, July Strike Price $5,625, Expires 7/05/24	620	348,750,000	6,200
			121,070
Puts – Exchange-Traded – 0.1%
iShares Silver trust ETF, July Strike Price $24.5, Expires 7/05/24(c)	23,730	58,138,500	23,730
Nasdaq 100 Index, July Strike Price $17,800, Expires 7/12/24(c)	48	85,440,000	25,680
Nasdaq 100 Index, July Strike Price $18,000, Expires 7/12/24(c)	116	208,800,000	91,060
S&P 500 Index, July Strike Price $5,200, Expires 7/02/24(c)	2,021	1,050,920,000	25,262
S&P 500 Index, July Strike Price $5,250, Expires 7/08/24(c)	542	284,550,000	54,200
SPDR S&P Oil & Gas Exploration & Production ETF, July Strike Price $142, Expires 7/05/24	1,619	22,989,800	56,665
SPDR S&P Regional Banking ETF, July Strike Price $40, Expires 7/12/24(c)	4,546	18,184,000	27,276
			303,873

Total Purchased Options (Cost $683,695)			424,943

Total Investments – 100.3%
(Cost $437,152,150)			$436,917,496
Liabilities in Excess of Other Assets – (0.3)%			(1,431,061)
Net Assets – 100.0%			$435,486,435

	Number of Contracts	Notional Amount
Written Options – (0.2)%

Calls – Exchange-Traded – (0.0)%†
Energy Select Sector SPDR, July Strike Price $93.5, Expires 7/12/24	(2,652)	$(24,796,200)	$(5,304)

Puts – Exchange-Traded – (0.2)%
iShares Silver trust ETF, July Strike Price $25.5, Expires 7/05/24	(23,730)	$(60,511,500)	$(83,055)
Nasdaq 100 Index, July Strike Price $19,170, Expires 7/12/24	(164)	(314,388,000)	(797,860)
S&P 500 Index, July Strike Price $5,000, Expires 7/02/24	(2,021)	(1,010,500,000)	(15,158)
S&P 500 Index, July Strike Price $5,000, Expires 7/08/24	(542)	(271,000,000)	(24,390)
SPDR S&P Regional Banking ETF, July Strike Price $45, Expires 7/12/24	(4,546)	(20,457,000)	(104,558)
			(1,025,021)

Total Written Options (Premiums Received $1,463,547)			$(1,030,325)

See Notes to Financial Statements.

4

Simplify Enhanced Income ETF

Schedule of Investments (Continued)

June 30, 2024

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion thereof, in the amount of $64,593,735 has been pledged as collateral for options as of June 30, 2024.
(c)	Held in connection with Written Options.

Summary of Investment Type††

% of
Investment Categories	Net Assets
U.S. Treasury Bills	100.2%
Purchased Options	0.1%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

5

Simplify Stable Income ETF

Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 99.5%
U.S. Treasury Bill, 5.39%, 7/5/2024(a)(b)	$138,300,000	$138,219,555
U.S. Treasury Bill, 5.36%, 9/19/2024(a)	600,000	593,056
Total U.S. Treasury Bills (Cost $138,811,776)		138,812,611

Total Investments – 99.5%
(Cost $138,811,776)		$138,812,611
Other Assets in Excess of Liabilities – 0.5%		714,788
Net Assets – 100.0%		$139,527,399

	Number of	Notional
	Contracts	Amount
Written Options – (0.2)%

Calls – Exchange-Traded – (0.0)%†
U.S. Treasury Bond Future, July Strike Price $127, Expires 7/26/24	(1,000)	$(127,000,000)	$(46,875)

Puts – Exchange-Traded – (0.2)%
U.S. Treasury Bond Future, July Strike Price $112, Expires 7/26/24	(2,000)	(224,000,000)	(218,750)

Total Written Options (Premiums Received $381,543)			$(265,625)

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion thereof, in the amount of $81,452,594 has been pledged as collateral for options as of June 30, 2024.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.5%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

6

Simplify Bitcoin Strategy PLUS Income ETF

Consolidated Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 303.2%
U.S. Treasury Bill, 5.37%, 7/5/2024(a)	$11,300,000	$11,293,427
U.S. Treasury Bill, 5.23%, 8/13/2024(a)(b)	4,000,000	3,974,999
U.S. Treasury Bill, 5.29%, 9/19/2024(a)(b)(c)	12,000,000	11,861,120
U.S. Treasury Bill, 5.39%, 10/22/2024(a)(c)	30,000,000	29,509,698
Total U.S. Treasury Bills (Cost $56,638,120)		56,639,244

	Number of Contracts	Notional Amount
Purchased Options – 0.2%

Calls – Exchange-Traded – 0.1%
Energy Select Sector SPDR, July Strike Price $102, Expires 7/12/24(d)	231	2,356,200	462
iShares MSCI EAFE ETF, July Strike Price $80.5, Expires 7/05/24	770	6,198,500	4,620
iShares U.S. home Construction ETF, July Strike Price $112, Expires 7/05/24	931	10,427,200	5,586
S&P 500 Index, July Strike Price $5,625, Expires 7/05/24	62	34,875,000	620
			11,288
Puts – Exchange-Traded – 0.1%
iShares Silver trust ETF, July Strike Price $24.5, Expires 7/05/24(d)	2,347	5,750,150	2,347
Nasdaq 100 Index, July Strike Price $17,800, Expires 7/12/24(d)	5	8,900,000	2,675
Nasdaq 100 Index, July Strike Price $18,000, Expires 7/12/24(d)	11	19,800,000	8,635
S&P 500 Index, July Strike Price $5,200, Expires 7/02/24(d)	104	54,080,000	1,300
S&P 500 Index, July Strike Price $5,250, Expires 7/08/24(d)	24	12,600,000	2,400
SPDR S&P Oil & Gas Exploration & Production ETF, July Strike Price $142, Expires 7/05/24	141	2,002,200	4,935
SPDR S&P Regional Banking ETF, July Strike Price $40, Expires 7/12/24(d)	396	1,584,000	2,376
			24,668

Total Purchased Options (Cost $53,701)			35,956

Total Investments – 303.4%
(Cost $56,691,821)			$56,675,200
Liabilities in Excess of Other Assets – (203.4)%			(37,995,144)
Net Assets – 100.0%			$18,680,056

	Number of Contracts	Notional Amount
Written Options – (0.5)%

Calls – Exchange-Traded – (0.0)%†
Energy Select Sector SPDR, July Strike Price $93.5, Expires 7/12/24	(231)	$(2,159,850)	$(462)

Puts – Exchange-Traded – (0.5)%
iShares Silver trust ETF, July Strike Price $25.5, Expires 7/05/24	(2,347)	$(5,984,850)	$(8,215)
Nasdaq 100 Index, July Strike Price $19,170, Expires 7/12/24	(16)	(30,672,000)	(77,840)
S&P 500 Index, July Strike Price $5,000, Expires 7/02/24	(104)	(52,000,000)	(780)
S&P 500 Index, July Strike Price $5,000, Expires 7/08/24	(24)	(12,000,000)	(1,080)
SPDR S&P Regional Banking ETF, July Strike Price $45, Expires 7/12/24	(396)	(1,782,000)	(9,108)
			(97,023)

Total Written Options (Premiums Received $135,416)			$(97,485)

See Notes to Financial Statements.

7

Simplify Bitcoin Strategy PLUS Income ETF

Consolidated Schedule of Investments (Continued)

June 30, 2024

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $15,257,435 have been pledged as collateral for options and futures as of June 30, 2024.
(c)	Security, or a portion thereof, in the amount of $39,393,400 has been pledged as collateral for reverse repurchase agreements as of June 30, 2024. See note 5 for additional information
(d)	Held in connection with Written Options.

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Long position contracts:
CME Bitcoin Futures	62	$18,700,750	7/26/24	$(1,074,950)

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	303.2%
Purchased Options	0.2%
Total Investments	303.4%
Liabilities in Excess of Other Assets	(203.4)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

At June 30, 2024, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	5.50%	6/28/2024	7/1/2024	$38,588,485	$38,588,485
				$38,588,485	$38,588,485

See Notes to Financial Statements.

8

Simplify Volatility Premium ETF

Consolidated Schedule of Investments

June 30, 2024

	Principal	Value
U.S. Treasury Bills – 126.4%
U.S. Treasury Bill, 5.39%, 7/5/2024(a)(b)	$640,106,000	$639,733,670
U.S. Treasury Bill, 5.34%, 7/23/2024(a)(c)	600,000,000	598,078,668
U.S. Treasury Bill, 5.36%, 9/19/2024(a)(b)	27,000,000	26,687,520
Total U.S. Treasury Bills (Cost $1,264,496,695)		1,264,499,858

	Shares
Exchange-Traded Funds – 31.6%
Fixed Income Funds – 31.6%
Simplify Aggregate Bond ETF(b)(d)	4,896,741	101,656,343
Simplify High Yield PLUS Credit Hedge ETF(d)	3,949,956	90,712,714
Simplify MBS ETF(d)	884,453	44,541,053
Simplify Stable Income ETF(b)(d)	3,216,098	79,180,333
Total Exchange-Traded Funds (Cost $315,762,483)		316,090,443

Principal
U.S. Government Obligations – 0.0%†
U.S. Treasury Note, 2.88%, 6/15/2025(b)
(Cost $98,369)	$100,000	97,891

	Number of Contracts	Notional Amount
Purchased Options – 0.2%

Calls – Exchange-Traded – 0.2%
CBOE Volatility Index, July Strike Price $50, Expires 7/17/24	15,419	77,095,000	53,966
CBOE Volatility Index, August Strike Price $50, Expires 8/21/24	37,437	187,185,000	542,837
CBOE Volatility Index, September Strike Price $50, Expires 9/18/24	36,364	181,820,000	763,644
			1,360,447
Puts – Exchange-Traded – 0.0%†
S&P 500 Index, July Strike Price $5,200, Expires 7/02/24(e)	2,304	1,198,080,000	28,800
S&P 500 Index, July Strike Price $5,250, Expires 7/08/24(e)	1,000	525,000,000	100,000
			128,800

Total Purchased Options (Cost $4,503,620)			1,489,247

Total Investments – 158.2%
(Cost $1,584,861,167)			$1,582,177,439
Liabilities in Excess of Other Assets – (58.2)%			(582,161,215)
Net Assets – 100.0%			$1,000,016,224

	Number of Contracts	Notional Amount
Written Options – (0.1)%

Calls – Exchange-Traded – (0.0)%†
U.S. Treasury Bond Future, July Strike Price $127, Expires 7/26/24	(4,500)	$(571,500,000)	$(210,938)

Puts – Exchange-Traded – (0.1)%
S&P 500 Index, July Strike Price $5,000, Expires 7/02/24	(2,304)	$(1,152,000,000)	$(17,280)
S&P 500 Index, July Strike Price $5,000, Expires 7/08/24	(1,000)	(500,000,000)	(45,000)
U.S. Treasury Bond Future, July Strike Price $112, Expires 7/26/24	(9,000)	(1,008,000,000)	(984,375)

See Notes to Financial Statements.

9

Simplify Volatility Premium ETF

Consolidated Schedule of Investments (Continued)

June 30, 2024

	Number of Contracts	Notional Amount	Value
			$(1,046,655)

Total Written Options (Premiums Received $1,550,772)			$(1,257,593)

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $625,862,030 have been pledged as collateral for options and futures as of June 30, 2024.
(c)	Security, or a portion thereof, in the amount of $598,078,668 has been pledged as collateral for reverse repurchase agreements as of June 30, 2024. See note 5 for additional information
(d)	Affiliated fund managed by Simplify Asset Management Inc.
(e)	Held in connection with Written Options.

At June 30, 2024, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Short position contracts:
CBOE VIX Future	(8,922)	$(133,296,464)	8/21/24	$1,031,720

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Return of Capital
Simplify Aggregate Bond ETF	$—	$104,937,058	$(3,376,729)	$(133,739)	$229,753	$101,656,343	4,896,741	$4,427,619	$4,669,685
Simplify High Yield PLUS Credit Hedge ETF	—	90,699,427	—	—	13,287	90,712,714	3,949,956	1,279,982	—
Simplify MBS ETF	—	49,692,492	(5,013,910)	12,430	(149,959)	44,541,053	884,453	547,521	115,819
Simplify Stable Income ETF	—	86,241,663	(7,267,307)	(28,902)	234,879	79,180,333	3,216,098	2,359,834	1,366,674
	$—	$331,570,640	$(15,657,946)	$(150,211)	$327,960	$316,090,443	12,947,248	$8,614,956	$6,152,178

See Notes to Financial Statements.

10

Simplify Volatility Premium ETF

Consolidated Schedule of Investments (Continued)

June 30, 2024

Summary of Investment Type††

% of
Investment Categories	Net Assets
U.S. Treasury Bills	126.4%
Exchange-Traded Funds	31.6%
Purchased Options	0.2%
U.S. Government Obligations	0.0%†
Total Investments	158.2%
Liabilities in Excess of Other Assets	(58.2)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

At June 30, 2024, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	5.50%	6/28/2024	7/1/2024	$585,859,312	$585,859,312
				$585,859,312	$585,859,312

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Statements of Assets and Liabilities

June 30, 2024

	Simplify Enhanced Income ETF	Simplify Stable Income ETF
Assets
Investments, at value	$436,917,496	$138,812,611
Cash	2,078,270	473,166
Receivables:
Securities sold	290,186	—
Due from broker	2,224	524,976
Prepaid expenses	44	44
Capital shares	—	614,658
Total assets	439,288,220	140,425,455

Liabilities
Payables:
Securities purchased	1,378,999	593,052
Capital shares	1,217,094	—
Written options	1,030,324	265,625
Investment advisory fees	175,368	39,379
Total liabilities	3,801,785	898,056
Net Assets	$435,486,435	$139,527,399

Net Assets Consist of
Paid-in capital	$435,259,441	$139,526,580
Distributable earnings (loss)	226,994	819
Net Assets	$435,486,435	$139,527,399
Number of Common Shares outstanding	17,925,001	5,675,001
Net Asset Value, offering and redemption price per share	$24.29	$24.59
Investments, at cost	$437,152,150	$138,811,776
Premiums received	$1,463,547	$381,543

See Notes to Financial Statements.

12

Simplify Exchange Traded Funds

Consolidated Statements of Assets and Liabilities

June 30, 2024

	Simplify Bitcoin Strategy PLUS Income ETF	Simplify Volatility Premium ETF
Assets
Investments in unaffiliated securities, at value	$56,675,200	$1,266,086,996
Investments in affiliated securities, at value	—	316,090,443
Cash	584,499	1,870,910
Receivables:
Due from broker	223,717	29,651,758
Securities sold	29,200	790,580
Prepaid expenses	1,211	2,224
Interest	—	118
Total assets	57,513,827	1,614,493,029

Liabilities
Payables:
Reverse repurchase agreement	38,588,485	585,859,312
Securities purchased	120,469	26,775,809
Written options	97,485	1,257,593
Investment advisory fees	15,541	405,079
Interest on reverse repurchase agreement	11,791	179,012
Total liabilities	38,833,771	614,476,805
Net Assets	$18,680,056	$1,000,016,224

Net Assets Consist of
Paid-in capital	$9,760,277	$1,007,296,770
Distributable earnings (loss)	8,919,779	(7,280,546)
Net Assets	$18,680,056	$1,000,016,224
Number of Common Shares outstanding	740,001	44,500,001
Net Asset Value, offering and redemption price per share	$25.24	$22.47
Investments, at cost	$56,691,821	$1,269,098,684
Investments in affiliated securities, at cost	$—	$315,762,483
Premiums received	$135,416	$1,550,772

See Notes to Financial Statements.

13

Simplify Exchange Traded Funds

Statements of Operations

For the Year Ended June 30, 2024

	Simplify Enhanced Income ETF	Simplify Stable Income ETF
Investment Income
Interest income	$13,259,300	$3,474,227
Total income	13,259,300	3,474,227

Expenses
Investment advisory fees	1,238,372	229,709
Interest expense	55,199	5,980
Other expenses	53	49
Total expenses	1,293,624	235,738
Net investment income (loss)	11,965,676	3,238,489

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,654,471)	(276,093)
Futures	—	574,367
Written options	8,285,985	280,198
Net realized gain (loss)	3,631,514	578,472
Net change in unrealized appreciation (depreciation) on:
Investments	(236,636)	(2,911)
Written options	433,223	115,918
Net unrealized gain (loss)	196,587	113,007
Net realized and unrealized gain (loss)	3,828,101	691,479
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,793,777	$3,929,968

See Notes to Financial Statements.

14

Simplify Exchange Traded Funds

Consolidated Statements of Operations

For the Year Ended June 30, 2024

	Simplify Bitcoin Strategy PLUS Income ETF	Simplify Volatility Premium ETF
Investment Income
Unaffiliated dividend income	$—	$666,932
Affiliated dividend income	—	8,614,956
Interest income	2,337,744	25,762,459
Total income	2,337,744	35,044,347

Expenses
Investment advisory fees	203,674	3,098,140
Interest on reverse repurchase agreement	1,203,382	789,221
Interest expense	51,583	151,916
Other expenses	93	33
Total expenses	1,458,732	4,039,310
Net investment income (loss)	879,012	31,005,037

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(707,901)	(12,037,362)
Affiliated investments	—	(150,211)
Futures	10,736,545	70,639,618
Written options	1,359,291	5,902,362
Net realized gain (loss)	11,387,935	64,354,407
Net change in unrealized appreciation (depreciation) on:
Investments	(44,846)	(2,494,806)
Affiliated investments	—	327,960
Futures	(1,325,568)	(3,379,649)
Written options	37,931	293,179
Net unrealized gain (loss)	(1,332,483)	(5,253,316)
Net realized and unrealized gain (loss)	10,055,452	59,101,091
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,934,464	$90,106,128

See Notes to Financial Statements.

15

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Enhanced Income ETF		Simplify Stable Income ETF
	Year Ended June 30, 2024	For the period October 28, 2022(1) to June 30, 2023	Year Ended June 30, 2024	For the period October 28, 2022(1) to June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$11,965,676	$187,567	$3,238,489	$220,611
Net realized gain (loss)	3,631,514	234,837	578,472	39,021
Net change in net unrealized appreciation (depreciation)	196,587	1,982	113,007	3,746
Net increase (decrease) in net assets resulting from operations	15,793,777	424,386	3,929,968	263,378

Distributions to Shareholders from:
Distributions	(15,538,128)	(453,041)	(3,934,176)	(258,351)
Return of capital	(7,633,526)	—	(2,109,218)	—
Total distributions	(23,171,654)	(453,041)	(6,043,394)	(258,351)

Fund Shares Transactions
Proceeds from shares sold	473,404,665	26,894,963	139,737,286	15,032,078
Value of shares redeemed	(56,151,091)	(1,255,570)	(12,505,971)	(627,595)
Net increase (decrease) in net assets resulting from fund share transactions	417,253,574	25,639,393	127,231,315	14,404,483
Total net increase (decrease) in Net Assets	409,875,697	25,610,738	125,117,889	14,409,510

Net Assets
Beginning of period	25,610,738	—	14,409,510	—
End of period	$435,486,435	$25,610,738	$139,527,399	$14,409,510

Changes in Shares Outstanding
Shares outstanding, beginning of period	1,025,001	—	575,001	—
Shares sold	19,200,000	1,075,001 (2)	5,600,000	600,001 (2)
Shares redeemed	(2,300,000)	(50,000)	(500,000)	(25,000)
Shares outstanding, end of period	17,925,001	1,025,001	5,675,001	575,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

16

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets

	Simplify Bitcoin Strategy PLUS Income ETF			Simplify Volatility Premium ETF
	Year Ended June 30, 2024	For the period September 30, 2022(1) to June 30, 2023		Year Ended June 30, 2024	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$879,012	$147,198		$31,005,037	$4,481,069
Net realized gain (loss)	11,387,935	8,263,264		64,354,407	28,735,708
Net change in net unrealized appreciation (depreciation)	(1,332,483)	278,843		(5,253,316)	5,517,497
Net increase (decrease) in net assets resulting from operations	10,934,464	8,689,305		90,106,128	38,734,274

Distributions	(8,396,057)	(1,198,175)		(103,075,545)	(28,995,598)

Fund Shares Transactions
Proceeds from shares sold	17,720,224	17,461,565		773,905,376	253,466,733
Value of shares redeemed	(26,531,270)	—		(84,509,670)	(38,880,630)
Net increase (decrease) in net assets resulting from fund share transactions	(8,811,046)	17,461,565		689,395,706	214,586,103
Total net increase (decrease) in Net Assets	(6,272,639)	24,952,695		676,426,289	224,324,779

Net Assets
Beginning of period	24,952,695	—		323,589,935	99,265,156
End of period	$18,680,056	$24,952,695		$1,000,016,224	$323,589,935

Changes in Shares Outstanding
Shares outstanding, beginning of period	1,380,001	—		14,125,001	4,475,001
Shares sold	760,000	1,380,001	(2)	34,100,000	11,425,000
Shares redeemed	(1,400,000)	—		(3,725,000)	(1,775,000)
Shares outstanding, end of period	740,001	1,380,001		44,500,001	14,125,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

17

Simplify Exchange Traded Funds

Consolidated Statement of Cash Flows

For the Year Ended June 30, 2024

Simplify Bitcoin Strategy PLUS Income ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$10,934,464
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Net purchases and sales in short term investments	11,075,315
Net proceeds from purchased and written options	726,324
Net change in unrealized (appreciation) / depreciation on investments	44,846
Net change in unrealized (appreciation) / depreciation on written options	(37,931)
Net realized (gain) / loss from sales of investments	707,901
Net realized (gain) / loss from written options	(1,359,291)
Net amortization of premium / (discount)	(2,326,835)
(Increase) Decrease in dividends and interest receivable	5,975
(Increase) Decrease in securities sold receivable	17,677,000
(Increase) Decrease in due from broker	1,678,847
Increase (Decrease) in prepaid expenses	(1,211)
Interest payable on reverse repurchase agreement	11,791
Increase (Decrease) in other accrued expenses	(12,200)
Increase (Decrease) in investment advisory fees payable	(263)
Increase (Decrease) securities purchased payable	120,469
Net Cash Provided by / (Used for) Operating Activities	39,245,201
Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	17,720,224
Shares redeemed	(26,531,270)
Proceeds from reverse repurchase agreement	5,236,113,570
Payments made on reverse repurchase agreement	(5,257,497,036)
Distributions paid	(8,603,057)
Cash provided by (used for) financing activities	(38,797,569)
Net increase (decrease) in cash	447,632
Cash and Restricted Cash(1):
Cash and Restricted Cash, at beginning of period	209,655
Cash and Restricted Cash, at end of period	$657,287

(1)	Commencement of operations.

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$1,191,591

Reconciliation of Restricted and Unrestricted Cash at the beginning of period to the Statements of Assets and Liabilities
Cash	$209,655

Reconciliation of Restricted and Unrestricted Cash at the end of period to the Statements of Assets and Liabilities
Cash	$657,287

See Notes to Financial Statements.

18

Simplify Exchange Traded Funds

Consolidated Statement of Cash Flows

For the Year Ended June 30, 2024

Simplify Volatility Premium ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$90,106,128
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Purchases of long-term investment securities	(485,885,151)
Net purchases and sales in short term investments	(930,695,429)
Net change in unrealized (appreciation) / depreciation on unaffiliated investments	2,494,806
Net change in unrealized (appreciation) / depreciation on affiliated investments	(327,960)
Net change in unrealized (appreciation) / depreciation on written options	(293,179)
Net realized (gain) / loss from unaffiliated sales of investments	12,037,362
Net realized (gain) / loss from affiliated sales of investments	150,211
Return of capital distributions from affiliated funds	6,152,178
Net realized (gain) / loss from written options	(5,902,362)
Proceeds from sale of securities	158,098,806
Net proceeds from purchase and written options	(1,785,913)
Net amortization of premium / (discount)	(23,647,475)
(Increase) Decrease in dividends and interest receivable	267,870
(Increase) Decrease in securities sold receivable	172,418,139
(Increase) Decrease in due from broker	123,415,470
(Increase) Decrease in prepaid expenses	(2,224)
Interest payable on reverse repurchase agreement	179,012
Increase (Decrease) in investment advisory fees payable	286,617
Increase (Decrease) securities purchased payable	(43,652,929)
Net Cash Provided by / (Used for) Operating Activities	(926,586,023)
Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	774,475,705
Shares redeemed	(84,509,670)
Proceeds from reverse repurchase agreement	3,303,323,501
Payments made on reverse repurchase agreement	(2,862,001,122)
Distributions paid	(107,443,545)
Increase in bank overdraft	(95,387,936)
Cash provided by (used for) financing activities	928,456,933
Net increase (decrease) in cash	1,870,910
Cash and Restricted Cash(1):
Cash and Restricted Cash, at beginning of year	—
Cash and Restricted Cash, at end of year	$1,870,910

(1)	Cash and restricted cash include cash and cash held as collateral for futures.

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$610,209

Reconciliation of Restricted and Unrestricted Cash at the beginning of year to the Statements of Assets and Liabilities
Cash.	$—

Reconciliation of Restricted and Unrestricted Cash at the end of year to the Statements of Assets and Liabilities
Cash.	$1,870,910

See Notes to Financial Statements.

19

Simplify Exchange Traded Funds

Financial Highlights

Simplify Enhanced Income ETF Selected Per Share Data	Year Ended June 30, 2024	Period Ended June 30, 2023(a)
Net Asset Value, beginning of period	$24.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.18	0.65
Net realized and unrealized gain (loss)	0.37	0.60
Total from investment operations	1.55	1.25
Less distributions from:
Net investment income	(1.48)	(1.23)
Net realized gains	(0.03)	(0.03)
Return of capital	(0.74)	—
Total distributions	(2.25)	(1.26)
Net Asset Value, end of period	$24.29	$24.99
Total Return (%)	6.51	5.07	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$435	$26
Ratio of expenses (%)	0.52 (d)	0.87	(e)(f)
Ratio of net investment income (loss) (%)	4.83	3.92	(e)
Portfolio turnover rate (%)(g)	0	0	(c)

Simplify Stable Income ETF Selected Per Share Data	Year Ended June 30, 2024	Period Ended June 30, 2023(a)
Net Asset Value, beginning of period	$25.06	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.22	0.70
Net realized and unrealized gain (loss)	0.10	0.11
Total from investment operations	1.32	0.81
Less distributions from:
Net investment income	(1.14)	(0.74)
Net realized gains	(0.03)	(0.01)
Return of capital	(0.62)	—
Total distributions	(1.79)	(0.75)
Net Asset Value, end of period	$24.59	$25.06
Total Return (%)	5.39	3.27	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$140	$14
Ratio of expenses (%)	0.36 (h)	0.43	(e)(i)
Ratio of net investment income (loss) (%)	4.93	4.21	(e)
Portfolio turnover rate (%)(g)	0	0	(c)

(a)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(e)	Annualized.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.36%.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.08%.

See Notes to Financial Statements.

20

Simplify Exchange Traded Funds

Consolidated Financial Highlights

Simplify Bitcoin Strategy PLUS Income ETF Selected Per Share Data	Year Ended June 30, 2024		Period Ended June 30, 2023(a)
Net Asset Value, beginning of period	$18.08		$12.50
Income (loss) from investment operations:
Net investment income (loss)(b)	0.76		0.15
Net realized and unrealized gain (loss)	12.23		6.64
Total from investment operations	12.99		6.79
Less distributions from:
Net investment income	(4.97)		(1.15)
Net realized gains	(0.86)		(0.06)
Total distributions	(5.83)		(1.21)
Net Asset Value, end of period	$25.24		$18.08
Total Return (%)	84.03		58.15	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$19		$25
Ratio of expenses (%)	6.09	(d)(e)	11.18	(e)(f)(g)
Ratio of net investment income (loss) (%)	3.67		1.35	(f)
Portfolio turnover rate (%)(h)	0		0	(c)

Simplify Volatility Premium ETF	Years Ended June 30						Period Ended June 30,
Selected Per Share Data	2024		2023		2022		2021(i)
Net Asset Value, beginning of period	$22.91		$22.18		$27.01		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.13		0.63		0.03		(0.02)
Net realized and unrealized gain (loss)	2.04		3.97		(1.54)		2.03
Total from investment operations	3.17		4.60		(1.51)		2.01
Less distributions from:
Net investment income	(3.61)		(3.87)		(0.04)		—
Return of capital	—		—		(3.28)		—
Total distributions	(3.61)		(3.87)		(3.32)		—
Net Asset Value, end of period	$22.47		$22.91		$22.18		$27.01
Total Return (%)	15.05		23.14		(6.23)		8.05	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$1,000		$324		$99		$15
Ratio of expenses (%)	0.65	(e)(j)	1.16	(e)(k)	0.61	(e)(l)	0.51	(e)(f)(m)
Ratio of net investment income (loss) (%)	5.00		2.85		0.10		(0.51	)(f)
Portfolio turnover rate (%)(h)	97		260		207		10	(c)

(a)	For the period September 30, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 5.24%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 10.23%.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period May 13, 2021 (commencement of operations) through June 30, 2021.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.15%.
(k)	The ratios of expenses to average net assets includes interest expense fees of 0.66%.
(l)	The ratios of expenses to average net assets includes interest expense fees of 0.11%.
(m)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.

See Notes to Financial Statements.

21

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2024

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2024, the Trust consists of twenty eight investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Simplify Enhanced Income ETF

Simplify Stable Income ETF

Simplify Bitcoin Strategy PLUS Income ETF

Simplify Volatility Premium ETF

The Simplify Bitcoin Strategy PLUS Income ETF is a non-diversified Fund of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for Simplify Bitcoin Strategy PLUS Income ETF which offer shares that are listed and traded on the Nasdaq Stock Market LLC (“Nasdaq”). Unlike mutual funds, The Funds, except the Simplify Bitcoin Strategy PLUS Income ETF, issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). The Simplify Bitcoin Strategy PLUS Income ETF, issues and redeems Shares at NAV only in large blocks of 10,000 Shares. Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

Fund	Investment objectives
Simplify Enhanced Income ETF	The Fund seeks to provide monthly income.
Simplify Stable Income ETF	The Fund seeks to provide monthly income.
Simplify Bitcoin Strategy PLUS Income ETF	The Fund seeks income and capital gains.
Simplify Volatility Premium ETF	The Fund seeks to provide investment results, before fees and expenses, that correspond approximately to one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of a short-term volatility futures index while seeking to mitigate extreme volatility.

2. Consolidation of Subsidiary

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Financial Highlights of the Funds listed below include the accounts of a wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Subsidiary is a Cayman Islands exempted company with limited liability. For tax purposes, each Fund is required to increase its taxable income by its shares of the Cayman subsidiary’s income. Net losses incurred by each Subsidiary cannot offset income earned by each Fund and cannot be carried back or forward by each Subsidiary to offset income from prior or future years.

Fund	Wholly Owned Subsidiary
Simplify Bitcoin Strategy PLUS Income ETF	Simplify Bitcoin Strategy PLUS Income Cayman Fund
Simplify Volatility Premium ETF	Simplify Volatility Premium Cayman Fund

A summary of each Fund’s investment in its corresponding subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2024	% of Fund’s Consolidated Total Assets at June 30, 2024
Simplify Bitcoin Strategy PLUS Income ETF	September 30, 2022	$11,492,611	19.8%
Simplify Volatility Premium ETF	May 13, 2021	$387,131,820	23.9%

3. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946

22

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

Each Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Reverse repurchase agreements are valued at cost plus accrued interest. These securities are categorized as Level 2 in the fair value hierarchy.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the funds have the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2024 for each Fund based upon the three levels defined above:

23

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Simplify Enhanced Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$436,492,553	$—	$—	$436,492,553
Purchased Options	424,943	—	—	424,943
TOTAL	$436,917,496	$—	$—	$436,917,496

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(1,030,325)	$—	$—	$(1,030,325)
TOTAL	$(1,030,325)	$—	$—	$(1,030,325)

Simplify Stable Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$138,812,611	$—	$—	$138,812,611
TOTAL	$138,812,611	$—	$—	$138,812,611

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(265,625)	$—	$—	$(265,625)
TOTAL	$(265,625)	$—	$—	$(265,625)

Simplify Bitcoin Strategy PLUS Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$56,639,244	$—	$—	$56,639,244
Purchased Options	35,956	—	—	35,956
TOTAL	$56,675,200	$—	$—	$56,675,200

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(97,485)	$—	$—	$(97,485)
Reverse Repurchase Agreements	—	(38,588,485)	—	(38,588,485)
Futures	(1,074,950)	—	—	(1,074,950)
TOTAL	$(1,172,435)	$(38,588,485)	$—	$(39,760,920)

Simplify Volatility Premium ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$1,264,499,858	$—	$—	$1,264,499,858
Exchange-Traded Funds	316,090,443	—	—	316,090,443
Purchased Options	1,489,247	—	—	1,489,247
U.S. Government Obligations	97,891	—	—	97,891
Futures	1,031,720	—	—	1,031,720
TOTAL	$1,583,209,159	$—	$—	$1,583,209,159

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(1,257,593)	$—	$—	$(1,257,593)
Reverse Repurchase Agreements	—	(585,859,312)	—	(585,859,312)
TOTAL	$(1,257,593)	$(585,859,312)	$—	$(587,116,905)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

24

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with each Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Funds’ policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is each Fund’s policy to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed each Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in any Fund’s financial statement.

Each Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

4. Derivative Financial Instruments

In the normal course of business, a Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. A Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about a Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on a Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though a Fund may use derivatives in an attempt to achieve an economic hedge, a Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

25

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on margin deposits.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on a Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Option Contracts

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

Swaps. Swap agreements are agreements between a Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

The following table summarizes the value of the Funds’ derivative instruments held as of June 30, 2024 and the related location in the accompanying Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities, presented by underlying risk exposure:

26

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Fund	Asset Derivatives		Liability Derivatives
Simplify Enhanced Income ETF
Equity Contracts	Investments, at value(1)	$401,213	Investments, at value(1)	$—
Commodity Contracts	Investments, at value(1)	$23,730	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$947,270
Commodity Contracts	Written options	$—	Written options	$83,055

Simplify Stable Income ETF
Interest Rate Contracts	Written options	$—	Written options	$265,625

Simplify Bitcoin Strategy PLUS Income ETF
Commodity Contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$1,074,950
Equity Contracts	Investments, at value(1)	$33,609	Investments, at value(1)	$—
Commodity Contracts	Investments, at value(1)	$2,347	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$89,270
Commodity Contracts	Written options	$—	Written options	$8,215

Simplify Volatility Premium ETF
Equity Contracts	Unrealized appreciation on futures contracts*	$1,031,720	Unrealized depreciation on futures contracts*	$—
Equity Contracts	Investments, at value(1)	$1,489,247	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$62,280
Interest Rate Contracts	Written options	$—	Written options	$1,195,313

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Schedule of Investments.
(1)	Purchased option contracts are included in Investments within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Enhanced Income ETF	Equity	$(3,980,159)	$(196,373)
Simplify Enhanced Income ETF	Commodity	(203,803)	(62,378)
Simplify Enhanced Income ETF	Interest Rate	(478,484)	—
Simplify Stable Income ETF	Equity	6,705	—
Simplify Stable Income ETF	Interest Rate	(283,327)	—
Simplify Bitcoin Strategy PLUS Income ETF	Equity	(331,871)	(11,575)
Simplify Bitcoin Strategy PLUS Income ETF	Commodity	(275,392)	(6,169)
Simplify Bitcoin Strategy PLUS Income ETF	Interest Rate	(107,419)	—
Simplify Volatility Premium ETF	Equity	(5,989,938)	(2,420,530)
Simplify Volatility Premium ETF	Interest Rate	(568,125)	—

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

27

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Stable Income ETF	Interest Rate	$574,367	$—
Simplify Bitcoin Strategy PLUS Income ETF	Commodity	10,736,545	(1,325,568)
Simplify Volatility Premium ETF	Equity	78,596,665	(3,379,649)
Simplify Volatility Premium ETF	Interest Rate	(7,957,047)	—

For the year ended June 30, 2024, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Enhanced Income ETF	Equity	$7,787,990	$246,501
Simplify Enhanced Income ETF	Commodity	264,701	186,721
Simplify Enhanced Income ETF	Interest Rate	233,294	—
Simplify Stable Income ETF	Equity	(21,527)	—
Simplify Stable Income ETF	Interest Rate	301,725	115,918
Simplify Bitcoin Strategy PLUS Income ETF	Equity	683,138	19,464
Simplify Bitcoin Strategy PLUS Income ETF	Commodity	479,051	18,468
Simplify Bitcoin Strategy PLUS Income ETF	Interest Rate	197,102	—
Simplify Volatility Premium ETF	Equity	315,534	85,946
Simplify Volatility Premium ETF	Interest Rate	5,586,828	207,233

For the year ended June 30, 2024, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Futures Contracts (Notional Value)	Written Option Contracts (Contract Value)
Simplify Enhanced Income ETF	$160,054	$—	$(355,674)
Simplify Stable Income ETF	23,851	—	(286,347)
Simplify Bitcoin Strategy PLUS Income ETF	15,672	24,318,195	(38,798)
Simplify Volatility Premium ETF	1,007,277	(103,714,807)	(735,894)

Certain Funds may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The Funds did not have OTC derivatives subject to a master netting agreement or similar arrangement (collectively referred to as "MNA") as of June 30, 2024.

Reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

28

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Bitcoin Strategy PLUS Income ETF

	Gross Amounts of	Gross Amounts Offset in the Consolidated Statements of	Net Amounts Presented in the Consolidated Statements of	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$38,588,485	$—	$38,588,485	$38,588,485	$38,588,485	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Volatility Premium ETF

	Gross Amounts of	Gross Amounts Offset in the Consolidated Statements of	Net Amounts Presented in the Consolidated Statements of	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$585,859,312	$—	$585,859,312	$585,859,312	$585,859,312	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Simplify Bitcoin Strategy PLUS Income ETF and Simplify Volatility Premium ETF with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Funds may borrow for investment purposes indirectly using reverse repurchase agreements. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Funds to counterparties are reflected as a liability on the Consolidated Statements of Assets and Liabilities. Interest payments made by the Funds to counterparties are recorded as a component of interest expense on each Fund’s Consolidated Statements of Operations. Borrowing may cause the Funds to liquidate positions under adverse market conditions to satisfy its repayment obligations. The use of reverse repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Funds are subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to meet its contractual obligations) with respect to the security it expects to receive back from a counterparty. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Funds is insufficient or there are delays in the Funds’ ability to access such collateral, the value of an investment in the Funds may decline.

For the year ended June 30, 2024, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Simplify Bitcoin Strategy PLUS Income ETF and Simplify Volatility Premium ETF were $38,388,021 and 5.40%, and $174,614,119 and 5.51%, respectively.

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Bitcoin Strategy PLUS Income ETF liability as of June 30, 2024:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$—	$9,884,200	$28,704,285	$38,588,485

29

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Volatility Premium ETF liability as of June 30, 2024:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$585,859,312	$—	$—	$585,859,312

6. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For its investment advisory services to the Funds below, the Adviser was entitled to receive a management fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Management
Fund	Fee
Simplify Enhanced Income ETF	0.50%
Simplify Stable Income ETF	0.35%
Simplify Bitcoin Strategy PLUS Income ETF	0.85%
Simplify Volatility Premium ETF	0.50%

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Funds, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of a Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Funds also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of each Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for each Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of a Fund. Foreside Fund Officer Services, LLC a related party to the Distributor also serves as the Trust’s Compliance Officer.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

7. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Enhanced Income ETF	$—	$—
Simplify Stable Income ETF	—	—
Simplify Bitcoin Strategy PLUS Income ETF	—	—
Simplify Volatility Premium ETF	485,885,151	158,098,807

8. Fund Share Transactions

The Funds, except the Simplify Bitcoin Strategy PLUS Income ETF, issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). The Simplify Bitcoin Strategy PLUS Income ETF, issues and redeems Shares at NAV only in large blocks of 10,000 Shares. Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Funds.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Each Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because each Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

30

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Funds may charge an additional maximum 3% of the amount invested variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

9. Federal Income Taxes

For the year ended June 30, 2024, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Enhanced Income ETF	$—	$—
Simplify Stable Income ETF	—	—
Simplify Bitcoin Strategy PLUS Income ETF	(1,360,437)	1,360,437
Simplify Volatility Premium ETF	(5,714,233)	5,714,233

The tax character of dividends and distributions declared for the year ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Enhanced Income ETF	$15,459,476	$78,652	$7,633,526
Simplify Stable Income ETF	3,918,784	15,392	2,109,218
Simplify Bitcoin Strategy PLUS Income ETF	8,229,545	166,512	—
Simplify Volatility Premium ETF	103,075,545	—	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2023 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Enhanced Income ETF	$450,816	$2,225	$—
Simplify Stable Income ETF	257,816	535	—
Simplify Bitcoin Strategy PLUS Income ETF	1,171,779	26,396	—
Simplify Volatility Premium ETF	28,995,598	—	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Enhanced Income ETF	$—	$—	$—	$226,994	$—	$—	$226,994
Simplify Stable Income ETF	—	—	—	819	—	—	819
Simplify Bitcoin Strategy PLUS
Income ETF	9,756,161	218,521	—	(1,054,903)	—	—	8,919,779
Simplify Volatility Premium ETF	8,756,043	—	—	(1,764,924)	(14,271,665)	—	(7,280,546)

(a)	The temporary book/tax differences was attributable primarily to dividend payable, straddles deferral and Subpart F income.

31

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

At June 30, 2024, gross unrealized appreciation and depreciation of investments owned by each Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Enhanced Income ETF	$436,944,430	$58,350	$(85,284)	$(26,934)
Simplify Stable Income ETF	138,811,792	831	(12)	819
Simplify Bitcoin Strategy PLUS Income ETF	56,679,476	4,103	(8,379)	(4,276)
Simplify Volatility Premium ETF	1,585,060,029	2,924,140	(5,806,730)	(2,882,590)

The differences between book-basis and tax-basis components of net assets are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

At June 30, 2024, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Enhanced Income ETF	$—	$—	$—
Simplify Stable Income ETF	—	—	—
Simplify Bitcoin Strategy PLUS Income ETF	—	—	—
Simplify Volatility Premium ETF	12,427,054	1,844,611	14,271,665

10. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statement.

32

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities or consolidated statements of assets and liabilities, including the schedules of investments or consolidated schedules of investments, of the funds listed below (the “Funds”), each a series of Simplify Exchange Traded Funds, as of June 30, 2024, the related statements of operations or consolidated statements of operation, the consolidated statements of cash flows, the statements of changes in net assets or consolidated statements of changes in net assets, the financial highlights or consolidated financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2024, the results of their operations and their cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Simplify Enhanced Income ETF and Simplify Stable Income ETF	For the year ended June 30, 2024	Not applicable	For the year ended June 30, 2024 and for the period from October 28, 2022 (commencement of operations) through June 30, 2023
Simplify Bitcoin Strategy PLUS Income ETF	Consolidated for the year ended June 30, 2024	Consolidated for the year ended June 30, 2024	Consolidated for the year ended June 30, 2024 and for the period from September 30, 2022 (commencement of operations) through June 30, 2023
Simplify Volatility Premium ETF	Consolidated for the year ended June 30, 2024	Consolidated for the year ended June 30, 2024	Consolidated for the years ended June 30, 2024 and 2023	Consolidated for the years ended June 30, 2024, 2023, and 2022, and for the period from May 13, 2021 (commencement of operations) through June 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one of more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2024

33

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2024.

	Qualified	Dividends
	Dividend	Received
Fund	Income*	Deduction
Simplify Enhanced Income ETF	00.00%	00.00%
Simplify Stable Income ETF	00.00%	00.00%
Simplify Bitcoin Strategy PLUS Income ETF	00.00%	00.00%
Simplify Volatility Premium ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

This report must be preceded or accompanied by a prospectus.

34

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Investment Adviser Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Custodian, Administrator & Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

	Independent Registered Public Accounting Firm Cohen & Company Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215

June 30, 2024

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Tara India Opportunities ETF

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Tara India Opportunities ETF

Schedule of Investments

June 30, 2024

	Shares	Value
Common Stocks – 92.9%
Communication Services – 8.9%
Bharti Airtel Ltd.	27,682	$479,379
Info Edge India Ltd.	3,320	270,172
		749,551
Consumer Discretionary – 22.6%
Bajaj Auto Ltd.	4,210	479,712
Campus Activewear Ltd.*	25,820	90,306
Tata Motors Ltd.	40,019	474,997
Titan Co. Ltd.	9,375	382,724
UNO Minda Ltd.	19,517	255,596
Zomato Ltd.*	92,249	221,873
		1,905,208
Consumer Staples – 20.8%
Avenue Supermarts Ltd., 144A*(a)	5,352	302,732
Bikaji Foods International Ltd.	21,769	186,813
Britannia Industries Ltd.*	6,105	400,878
ITC Ltd.	93,383	475,832
Marico Ltd.	30,640	225,241
Nestle India Ltd.	5,165	158,049
		1,749,545
Financials – 13.6%
Central Depository Services India Ltd.	7,741	221,613
ICICI Bank Ltd.	25,836	371,673
Kotak Mahindra Bank Ltd.	12,568	271,669
Multi Commodity Exchange of India Ltd.	5,907	277,961
		1,142,916
Health Care – 6.2%
Apollo Hospitals Enterprise Ltd.	4,061	301,246
JB Chemicals & Pharmaceuticals Ltd.	10,335	217,470
		518,716
Industrials – 12.1%
Craftsman Automation Ltd.	5,574	370,423
Indian Railway Catering & Tourism Corp. Ltd.	18,457	218,961
Titagarh Rail System Ltd.	10,550	235,304
Triveni Turbine Ltd.	25,828	192,190
		1,016,878
Information Technology – 8.7%
Infosys Ltd.	8,081	151,832
LTIMindtree Ltd., 144A(a)	2,685	173,394
PG Electroplast Ltd.*	9,665	412,006
		737,232
Total Common Stocks (Cost $7,062,986)		7,820,046

Total Investments – 92.9%
(Cost $7,062,986)		$7,820,046
Other Assets in Excess of Liabilities – 7.1%		601,614
Net Assets – 100.0%		$8,421,660

See Notes to Financial Statements.

4

Simplify Tara India Opportunities ETF

Schedule of Investments (Continued)

June 30, 2024

*	Non Income Producing
(a)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $476,126, which represents 5.7% of net assets as of June 30, 2024.

Summary of Investment Type††

Investment Categories	% of Net Assets
Common Stocks	92.9%
Total Investments	92.9%
Other Assets in Excess of Liabilities	7.1%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

5

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2024

Simplify Tara India Opportunities ETF
Assets
Investments, at value	$7,820,046
Cash	605,243
Foreign currency at value	122,593
Receivables:
Dividends	13,641
Total assets	8,561,523

Liabilities
Payables:
Deferred foreign capital gains tax	135,862
Investment advisory fees	4,001
Total liabilities	139,863
Net Assets	$8,421,660

Net Assets Consist of
Paid-in capital	$7,689,502
Distributable earnings (loss)	732,158
Net Assets	$8,421,660
Number of Common Shares outstanding	300,001
Net Asset Value, offering and redemption price per share	$28.07
Investments, at cost	$7,062,986
Foreign currency, at cost	$122,590

See Notes to Financial Statements.

6

Simplify Exchange Traded Funds

Statement of Operations

For the Period Ended June 30, 2024

Simplify Tara India Opportunities ETF(1)
Investment Income
Dividend income*	$14,691
Interest income	359
Total income	15,050

Expenses
Investment advisory fees	15,938
Interest expense	8,160
Total expenses	24,098
Less fees waived:
Waiver	(4,782)
Net expenses	19,316
Net investment income (loss)	(4,266)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	134,093 (2)
Foreign currency transactions	(18,888)
Net realized gain (loss)	115,205
Net change in unrealized appreciation (depreciation) on:
Investments	621,295 (3)
Foreign currency translations	(76)
Net unrealized gain (loss)	621,219
Net realized and unrealized gain (loss)	736,424
Net Increase (Decrease) in Net Assets Resulting from Operations	$732,158

* Withholding tax	$4,562

(1)	For the period March 5, 2024 (commencement of operations) through June 30, 2024.
(2)	Net of foreign capital gains taxes of $(19,017).
(3)	Net of change in deferred foreign capital gains taxes of $135,765.

See Notes to Financial Statements.

7

Simplify Exchange Traded Funds

Statement of Changes in Net Assets

	Simplify Tara India Opportunities ETF
	For the period March 5, 2024(1) to June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(4,266)
Net realized gain (loss)	115,205
Net change in net unrealized appreciation (depreciation)	621,219
Net increase (decrease) in net assets resulting from operations	732,158

Fund Shares Transactions
Proceeds from shares sold	7,673,061
Variable transaction fees (see Note 5)	16,441
Value of shares redeemed	—
Net increase (decrease) in net assets resulting from fund share transactions	7,689,502
Total net increase (decrease) in Net Assets	8,421,660

Net Assets
Beginning of period	—
End of period	$8,421,660

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	300,001	(2)
Shares redeemed	—
Shares outstanding, end of period	300,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Financial Highlights

Simplify Tara India Opportunities ETF Selected Per Share Data	Period Ended June 30, 2024(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.99
Variable transaction fees (see Note 5)	0.08
Net Asset Value, end of period	$28.07
Total Return (%)	12.29	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$8
Ratio of expenses before fee waiver (%)	1.51	(d)(e)
Ratio of expenses after fee waiver (%)	1.21	(d)(e)
Ratio of net investment income (loss) (%)	(0.27	)(d)
Portfolio turnover rate (%)(f)	33	(c)

(a)	For the period March 5, 2024 (commencement of operations) through June 30, 2024.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.51%.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2024

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2024, the Trust consists of twenty eight investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Fund listed below:

Simplify Tara India Opportunities ETF

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 25,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the shares may acquire those shares from the Fund, or tender such shares for redemption to the Fund, in Creation Units only.

Fund	Investment objectives
Simplify Tara India Opportunities ETF	The Fund seeks to achieve long-term capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 of the fair value hierarchy.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s Adviser as the Board’s valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could

10

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2024 for the Fund based upon the three levels defined above:

Simplify Tara India Opportunities ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,820,046	$—	$—	$7,820,046
TOTAL	$7,820,046	$—	$—	$7,820,046

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at

11

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities in India or other such foreign jurisdictions, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred tax liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities.

3. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

System 2 Advisors L.P. (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund below, the Adviser was entitled to receive a management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Management
Fund	Fee
Simplify Tara India Opportunities ETF	1.00%

The Adviser has contractually agreed to waive its management fee to 0.70% of the Fund’s average daily net assets through at least February 16, 2025. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser. For the period ended June 30, 2024, the Adviser waived expenses of $4,782.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. Foreside Fund Officer Services, LLC a related party to the Distributor also serves as the Trust’s Compliance Officer.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

4. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Tara India Opportunities ETF	$8,704,399	$1,794,524

5. Fund Share Transactions

The Fund issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional maximum 3% of the amount invested variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

6. Federal Income Taxes

For the period ended June 30, 2024, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind, non-deductible excise tax paid, distributions in excess, return of capital distributions, and controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Tara India Opportunities ETF	$—	$—

The tax character of dividends and distributions declared for the period ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Tara India Opportunities ETF	$—	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Tara India Opportunities ETF	$268,188	$—	$—	$463,970	$—	$—	$732,158

(a)	The temporary book/tax differences was attributable primarily dividend payable, straddles deferral and Subpart F income.

At June 30, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Tara India Opportunities ETF	$7,220,235	$795,577	$(195,766)	$599,811

The differences between book-basis and tax-basis components of net assets are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2024

The following Fund utilized capital loss carryforwards to offset taxable gains realized during the period ended June 30, 2024:

Fund	Amount
Simplify Tara India Opportunities ETF	$—

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. At June 30 2024, the following Fund incurred and will elect to defer post-October capital losses and late year ordinary losses:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Tara India Opportunities ETF	$—	$—

7. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statement.

14

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Simplify Tara India Opportunities ETF and

Board of Trustees of Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Tara India Opportunities ETF (the “Fund), a series of Simplify Exchange Traded Funds, as of June 30, 2024, the related statements of operations and changes in net assets and the financial highlights for the period from March 5, 2024 (commencement of operations) to June 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one of more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2024

15

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Discount & Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended June 30, 2024.

	Qualified	Dividends
	Dividend	Received
Fund	Income*	Deduction
Simplify Tara India Opportunities ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

This report must be preceded or accompanied by a prospectus.

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Investment Adviser Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Investment Sub-Adviser System 2 Advisors L.P. 47 Maple Street, #303A Summit, NJ 07901	Custodian, Administrator & Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Independent Registered Public Accounting Firm Cohen & Company Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215

(b)	See (a) above.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

An Information Statement was provided to the shareholders of the Simplify Market Neutral Equity Long/Short ETF (“EQLS”) regarding the approval of an investment management agreement (the “New Agreement”) in connection with the appointment of a new investment adviser, Simplify EQLS LLC (the “New Manager”), for EQLS. At a meeting held on November 29, 2023, the Board considered and approved the New Agreement between the Trust, on behalf of EQLS, and the New Manager. On April 5, 2024, a shareholder representing a majority of the outstanding voting securities of EQLS as of February 23, 2024 (the “Record Date”) approved the New Agreement via written consent. The New Agreement took effect on May 22, 2024.

	For	Against	Withheld	Abstentions	Broker Non-Votes
Votes	5,901,041	0	0	0	0

As of the Record Date, there were issued and outstanding 6,525,000 total shares of EQLS and the majority shareholder held 5,901,041 shares. There were no other votes taken.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The aggregate remuneration paid by the company during the period covered by the report is as follows:

(1) All directors and all members of any advisory board for regular compensation: $300,000, which is paid by the investment adviser.

(2) Each director and each member of an advisory board for special compensation: None

(3) All officers: None

(4) Each person of whom any officer or director of the Fund is an affiliated person: Investment adviser compensation included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Board Considerations in Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

Simplify Tara India Opportunities ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on November 29, 2023 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) and the Trust, on behalf of the Simplify Tara India Opportunities ETF (the “Fund” or “India ETF”) and a sub-advisory agreement between Simplify and System Two Advisors L.P. (“S2” or the “Sub-Adviser”) with respect to the India ETF.

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreements. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the agreements on behalf of the New Fund and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the agreements.

Nature, Extent, and Quality of Service. The Trustees noted that Simplify was founded in 2020, managed approximately $2.51 billion in assets as of September 30, 2023, and specialized in offering a variety of innovative investment strategies that incorporated various derivative overlays. They then reviewed the background information of the key investment personnel that would be responsible for servicing the New Fund and noted the extensive industry experience. They noted that the India ETF, the Adviser’s first emerging market equity fund, would provide potential investors access to India, one of the fastest growing economies in the world. The Trustees noted that Simplify would monitor compliance with the New Fund’s investment restrictions. They considered the Adviser’s efforts related to compliance, and its understanding of risk mitigation. The Trustees considered the growth in the size and number of funds in the Trust, observed that the Adviser had sufficient personnel resources to service the New Fund, ongoing access to capital, and concluded that, based on the Board’s experience with the Adviser, Simplify would provide high quality service to the New Fund and its shareholders.

Performance. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the returns of a privately offered fund that pursues a strategy similar to that intended for the Fund, observing that as of September 30, 2023, the private fund outperformed the benchmark for the one-year period, and since its inception in 2020. The Trustees considered the Adviser’s experience working with sub-advisers.

Fees and Expenses. The Trustees discussed the proposed annual advisory fee of 1.00%. The Trustees noted that the proposed advisory fee was higher than the Adviser’s selected peer group (five funds) average advisory fee, and above the average of the Morningstar US Fund India Equity category average advisory fee. The Trustees acknowledged the Adviser’s belief that the fee was reasonable due to the active management of the Fund. The Trustees noted that the Fund’s net expense ratio was below the peer group and the Morningstar category averages. The Trustees then noted that the Adviser intended to waive its management fees to 0.70%. for the first year of Fund operations, and that the proposed sub-adviser had agreed waive its fee in the same amount.

The Trustees discussed the peer funds and Morningstar categories, including the use of mutual funds as relevant comparisons for actively managed ETFs. The Trustees acknowledged that the fees to be charged by the Adviser were competitive with the fees charged by similar registered funds. They concluded that the proposed fee to be charged by the Adviser was well within reason for the strategy and was not unreasonable.

Profitability. The Trustees reviewed the profit analysis provided by Simplify. They noted that because the New Fund had not yet commenced operations, the profitability analysis provided was estimated based on projected asset growth over the first 24 months of operations. They then noted that Simplify projected that the India ETF could generate a modest profit to the Adviser during the second year of operations. The Trustees concluded that based on the information provided by Simplify, the estimated profitability was not excessive with respect to the New Fund.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by Simplify during the initial term of the proposed advisory agreement. They discussed the New Fund’s prospects for growth. The Trustees noted the Adviser’s belief that the current proposed advisory fee was very competitive and provided the shareholders the benefits of economies of scale even at low initial asset levels. They then discussed whether the Adviser would benefit from economies of scale related to the New Fund from lower variable costs and decreasing impact of fixed costs. Based on these and other considerations, the Trustees agreed that the proposed arrangement was acceptable and would be reconsidered at the first contract renewal in two years.

Conclusion. Having requested and received such information from Simplify as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the advisory agreement was in the best interests of the New Fund and its future shareholders.

Approval of Sub-Advisory Agreement (System Two Advisors L.P.)

Nature, Extent, and Quality of Service. The Trustees considered that S2 was founded in June 2011, and managed approximately $516 million in U.S and global assets as of September 30, 2023. They noted that S2 served as the investment adviser to a group of private investment funds focused on investments in India. The Trustees further noted that S2 served as sub-adviser to one large cap equity mutual fund. The Trustees discussed the qualifications of the personnel who would be providing services to the India ETF on a day-to-day basis. The Trustees discussed that the S2 would assume responsibility for managing the Fund’s investment portfolio within the guidelines and objectives defined in the Fund’s prospectus, and would make buy and sell decisions, conduct research and implement investment strategies to achieve the Fund’s objective. The Trustees noted that S2 would assess and manage risks associated with the Fund’s investments, including monitoring portfolio concentrations, sector exposure and other risk factors, and that S2 would be responsible for determining the appropriate asset allocation within the portfolio. The Trustees concluded that, in conjunction with the Adviser, S2 would provide high quality service to the India ETF and its shareholders.

Performance. The Trustees reviewed the returns of a privately offered fund that pursues a strategy similar to that intended for the Fund, observing that as of September 30, 2023, the private fund outperformed the benchmark for the one-year period, and since its inception in 2020. The Trustees considered the Sub-Adviser’s experience managing India focused funds as well as a registered investment company, and concluded that S2 had the ability to deliver favorable returns to the shareholders of the Fund.

Fees and Expenses. The Trustees acknowledged that the India ETF had a proposed annual advisory fee of 1.00%, and that the proposed annual sub-advisory fee was 0.65%. The Trustees noted that S2 currently managed other funds. The Trustees also noted that the sub-advisory fee was proposed by the Adviser after considering several factors that highlight the value provided by the sub-advisory relationship, including, among other things, that the Sub-Adviser possessed specialized knowledge and expertise on India and its securities markets. The Trustees also noted that the Sub-Adviser brought risk management capabilities that complemented the Adviser’s skills. The Trustees discussed the fees charged by the Sub-Adviser to other funds that it managed. The Trustees agreed that the proposed sub-advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profit analysis provided by S2. They noted that because the India ETF had not yet commenced operations, the profitability analysis provided was estimated based on projected asset growth over the first 24 months of operations. They further noted that S2 projected making a very modest profit during the first year of operations, and a more meaningful profit during the second year of operations. The Trustees noted S2’s belief that the profits are reasonable considering the amount of resources that would be devoted to investment research, operational oversight and risk management. The Trustees concluded that based on the information provided by S2, the estimated profitability was not excessive with respect to the India ETF.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by S2 during the initial term of the proposed sub-advisory agreement. They discussed the India ETF’s prospects for growth. The Trustees noted the Sub-Adviser’s belief that the current proposed sub-advisory fee was very competitive and provided the shareholders the benefits of economies of scale even at low initial asset levels. Based on these and other considerations, the Trustees agreed that the proposed arrangements were acceptable and would be reconsidered at the first contract renewal in two years.

Conclusion. Having requested and received such information from S2 as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the sub-advisory agreement was in the best interests of the India ETF and its future shareholders.

Board Considerations in Approval of Investment Advisory Agreement (Unaudited)

Simplify Next Intangible Core Index ETF and Simplify Next Intangible Value Index ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on February 9, 2024 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) and the Trust, on behalf of the Simplify Next Intangible Core Index ETF and the Simplify Next Intangible Value Index ETF (each a “New Fund” and collectively, the “New Funds”).

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreements. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the agreements on behalf of the New Funds and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the agreements.

Nature, Extent, and Quality of Service. The Trustees noted that Simplify currently provided investment advice and investment management services to twenty-six exchange traded funds, managed approximately $3.18 billion in assets as of December 31, 2023, and that the Trust was the Adviser’s only client. They acknowledged that the Adviser specialized in offering a variety of innovative investment strategies. The Trustees reviewed the background information of the key personnel that would be responsible for servicing each New Fund and noted the extensive industry experience. They noted that the New Funds would expand the fund family’s offerings and would be the Adviser’s first offerings in passive equity strategies. The Trustees noted the Adviser’s belief that the New Funds offered potential investors access to unique and innovative investment strategies not currently available in the marketplace, tracking indexes that were designed to measure intangible capital. The Trustees noted that Simplify would monitor compliance with each New Fund’s investment restrictions. The Trustees considered the Adviser’s efforts related to compliance, and its understanding of risk mitigation. The Trustees noted that the financial condition of the Adviser was sufficient for the Adviser to execute the New Funds’ strategy and to support the launch of the New Funds. The Trustees considered the growth in the size and number of funds in the Trust, observed that the Adviser had sufficient personnel resources to service each New Fund, ongoing access to capital, and concluded that, based on the Board’s experience with the Adviser, Simplify would provide high quality service to each New Fund and its respective shareholders.

Performance.

Simplify Next Intangible Core Index ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the back-tested annualized returns of the proposed strategy commencing on July 1, 2018, provided by the index developer. Recognizing that the back-tested returns were not those of an actual account, the Trustees considered that the strategy outperformed the S&P 500 Index and the Russell 2000 Index for the one- and five-year periods, and since inception period ended October 31, 2023. The Trustees considered the Adviser’s experience managing actively managed ETFs and its foray into the passive ETFs and noted that the Fund was expected to provide investment results that track the performance of the Next Suite Intangible Core Index.

Simplify Next Intangible Value Index ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the back-tested annualized returns of the proposed strategy commencing on July 1, 2018, provided by the index developer. Recognizing that the back-tested returns were not those of an actual account, the Trustees considered that the strategy underperformed the S&P 500 Index and substantially outperformed the Russell 2000 Index for the one- and five-year periods, and since inception periods ended October 31, 2023. The Trustees considered the Adviser’s experience managing actively managed ETFs and its foray into the passive ETFs and noted that the Fund was expected to provide investment results that track the performance of the Next Suite Intangible Value Index.

Taking various factors into consideration, the Trustees concluded that Simplify had the opportunity to deliver favorable returns to the shareholders of each of the New Funds.

Fees and Expenses.

Simplify Next Intangible Core Index ETF. The Trustees discussed the proposed annual advisory fee of 0.25%. The Trustees noted that the proposed advisory fee was higher than the average of the Adviser’s selected peer group (five funds) average advisory fee of 0.16%, and was also above the average of the Morningstar US Fund Large Blend category average advisory fee of 0.18%. The Trustees considered that select constituents in the peer group were ETFs chosen by the Adviser from a relevant Morningstar category, namely US large blend. The Trustees noted that the Fund’s net expense ratio was also above its peer group average, but below its Morningstar category average.

Simplify Next Intangible Value Index ETF. The Trustees discussed the proposed annual advisory fee of 0.25%. The Trustees noted that the proposed advisory fee was below the average of the Adviser’s selected peer group (five funds) average advisory fee of 0.35%, and was also below the Morningstar US Fund Large Value category average advisory fee of 0.29%. The Trustees considered that select constituents in the peer group were ETFs chosen by the Adviser from the relevant Morningstar categories, namely US large value. The Trustees noted that the Fund’s net expense ratio was also below its peer group and Morningstar category averages. The Trustees discussed the peer funds and Morningstar categories, including the inclusion of mutual funds in the category data as relevant comparisons for actively managed ETFs. The Trustees acknowledged that the advisory fees to be charged by the Adviser were competitive with the fees charged by similar registered funds and the expense ratio was reasonable. They concluded that the proposed fees to be charged by the Adviser were well within reason for each strategy and were not unreasonable.

Profitability. The Trustees reviewed the profit analysis provided by Simplify. They noted that because the New Funds had not yet commenced operations, the profitability analysis provided was estimated based on projected asset growth over the first 24 months of operations. They further noted that Simplify projected making no profit in connection with each of Simplify Next Intangible Core Index ETF and Simplify Next Intangible Value Index ETF for the first 24 months of operations. They noted that each New Fund would track an index sponsored by a third party vendor, and the Adviser was responsible for paying the license fees. The Trustees concluded that based on the information provided by Simplify, the estimated profitability was not excessive with respect to either New Fund.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by Simplify during the initial term of the proposed advisory agreement. They discussed each New Fund’s prospects for growth. The Trustees noted the Adviser’s belief that the current proposed advisory fees were very competitive and provided the shareholders the benefits of economies of scale even at low initial asset levels. They discussed whether the Adviser would benefit from economies of scale related to each New Fund from lower variable costs and decreasing impact of fixed costs. Based on these and other considerations, the Trustees agreed that the proposed arrangements were acceptable and would be reconsidered at the first contract renewal in two years.

Conclusion. Having requested and received such information from Simplify as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the advisory agreements was in the best interests of each New Fund and their respective future shareholders.

Board Considerations in Approving a Revised Fee Under the Trading Advisory Agreement Fee (Unaudited)

Simplify Managed Futures Strategy ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on May 20, 2024 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an increase to the annual fee paid by Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) to Altis Partners (Jersey) Limited (“Altis”) under the trading advisory agreement for Simplify Managed Futures Strategy ETF (“CTA”).

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the revised fee. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the fee and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the revised fee.

The Board reviewed the respective responsibilities of the Adviser and Altis, and noted that the Adviser and Altis meet no less frequently than quarterly to evaluate portfolio composition based on market conditions, and that Altis modeled the portfolio via its proprietary portfolio modeling and optimization tool supported by a stable and experienced management team. They considered the Adviser’s satisfaction with the services provided by Altis. The Board reviewed the performance of CTA provided by the Adviser and Altis, noting that for the one-year and since inception periods ended June 30, 2023, CTA outperformed its benchmark, peer group and Morningstar category. The Board considered the reasonableness of the proposed fee, noting that proposed fee aligns with the fee arrangement in place for Simplify Commodities Strategy No K-1 ETF. The Board reviewed the impact on profits of both the Adviser and Altis, noting the profit margins of each. It was the consensus of the Board that the proposed trading adviser fee was reasonable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since last provided in response to this item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable.

(b)	Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Simplify Exchange Traded Funds

By*	/s/ Paul Kim, President
Paul Kim, President (principal executive officer)

Date:	September 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Paul Kim, President
Paul Kim, President (principal executive officer)

Date:	September 9, 2024

By*	/s/ Fiona Ho, Treasurer
Fiona Ho, Treasurer (principal financial officer)

Date:	September 9, 2024